N-2/A 1 dn2a.htm AMENDMENT NO. 4 TO FORM N-2

As filed with the Securities and Exchange Commission on February     , 2010

Registration No. 333-142725

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☐    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒    Pre-Effective Amendment No. 4

☐    Post-Effective Amendment No.

Plainfield Direct Inc.

(Exact Name of Registrant as Specified in Charter)

100 West Putnam Avenue

Greenwich, CT 06830

(203) 302-1700

(Address and Telephone Number of Principal Executive Offices)

Karen Dykstra

Chief Operating Officer and Chief Financial Officer

Plainfield Direct Inc.

100 West Putnam Avenue

Greenwich, CT 06830

COPY TO:

Barry P. Barbash, Esq.

Willkie Farr & Gallagher LLP

1875 K Street, NW

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)
Common Stock, par value $0.001 per share	$100,000,000	$[6,140]

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                     , 2010

PROSPECTUS

                     Shares

Plainfield Direct Inc.

Common Stock

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions.

We are organized as an externally managed, non-diversified closed-end management investment company. We are regulated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes we have elected to be taxed as a regulated investment company under the Internal Revenue Code of 1986.

Our investment objectives are to generate both current income and capital appreciation through our debt and equity investments. In addition, we generate fee revenue related to our investments in the form of commitment, funding and other origination, structuring, due diligence and monitoring fees as well as from prepayment penalties. We primarily make loans to and other investments in private (and to a lesser extent, public) middle-market companies, which we define as companies with annual revenues between $25 million and $500 million. We also make other investments as described in this prospectus. We can offer no assurances that we will continue to achieve our objective.

We are managed by Plainfield Asset Management LLC. Plainfield Asset Management LLC also provides the administrative services necessary for us to operate.

We and                      (the “underwriters”) reserve the right to withdraw, cancel or modify this offering and reject orders for our common stock in whole or in part.

Our common stock has no history of public trading. Common stock of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our common stock trades at a discount, it may increase the risk of loss for purchasers of this offering.

We currently expect that the initial offering price per share of our common stock will be between $                 and $                . The Shares are expected to be listed on the New York Stock Exchange under the symbol “PLF.”

The underwriters have reserved up to                      shares of our common stock for sale to our directors, officers and employees at the public offering price, and up to                      shares of our common stock for sale to certain current investors in our current stockholders at the public offering price         .

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We will be required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 100 West Putnam Avenue, Greenwich, CT 06830 or by telephone at (203) 302-1700 or on our website at www.pfamdirect.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains the publicly filed information referenced above.

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Investing in the common stock involves risks that are described in the “Risk Factors” section beginning on page 10 of this prospectus.

	Per Share	Total
Public offering price	$	$
Sales Load (underwriting discount and commissions)	$	$
Proceeds, before expenses, to the Company(1)	$	$

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

We have granted the underwriters a 30-day option to purchase up to additional shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the overallotment option is exercised in full, the total public offering price will be $             and the total underwriting discounts and commissions (sales load) will be $            . The proceeds to us would be $            , before deducting expenses payable by us.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares will be ready for delivery on or about                     , 2010.

The date of this prospectus is                     , 2010.

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You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “our,” “the Company,” and “Plainfield Direct” refer to Plainfield Direct Inc.; “PAM” and “Investment Manager” refer to Plainfield Asset Management LLC. Unless otherwise indicated, the information contained in this prospectus assumes that the shares of Common Stock to be sold in this offering are sold at the midpoint of the range set forth on the cover page of this prospectus, which is $             per share.

The Company

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions.

We are an externally managed, non-diversified closed-end management investment company organized under the laws of Delaware. We are regulated as a business development company, which we refer to as a “BDC,” under the Investment Company Act of 1940, as amended, which we refer to as the “1940 Act.” In addition, for tax purposes we have elected to be taxed as a regulated investment company, which we refer to as a “RIC,” under the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”

Our investment objectives are to generate both current income and capital appreciation through our debt and equity investments. In addition, we generate fee revenue related to our investments in the form of commitment, funding and other origination, structuring, due diligence and monitoring fees, as well as from prepayment penalties. We primarily make loans to and other investments in private (and to a lesser extent, public) “middle-market” companies, which we define as companies with annual revenues between $25 million and $500 million. We invest throughout the capital structure of these companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Our targeted investments typically range between $1 million and $25 million, although this investment size is likely to increase as the size of our capital base increases.

We have operated as a private lender and investor since April 1, 2006 and are externally managed and advised by our Investment Manager, Plainfield Asset Management LLC, which we refer to as “PAM” and “Investment Manager.” We are currently a closely held corporation. Our largest stockholder, Plainfield Special Situations Master Fund Limited, which we refer to as “PSSMF,” is a private fund managed by our Investment Manager. Prior to December 31, 2008, our only investors were PSSMF and Plainfield Direct Master Fund Limited, which we refer to as “PDMF,” which was also a private fund managed by our Investment Manager that was established to invest exclusively in our strategy. For our initial equity capitalization, PSSMF transferred cash, loans and investments from its portfolio to us with an aggregate fair value of approximately $433 million. We raised an additional $232 million in cash from new and existing investors through subscriptions in PDMF. On July 3, 2008, the Company completed a $215 million private equity offering in a private placement to an investor that was not previously associated with the Investment Manager.

During the economic turmoil in the latter part of 2008, redemption requests led PDMF and certain affiliates to adopt a voluntary plan of liquidation, with redemptions effective as of December 31, 2008. Following this liquidation, our common stock is currently held by 13 investors. As of September 30, 2009, we had $574 million in total equity capital, approximately 71% of which is held by our largest stockholder, PSSMF.

Portfolio Overview

As of September 30, 2009, our portfolio, which we describe in the Schedule of Investments included elsewhere in this registration statement, consisted of investments in 66 companies in 18 industries with a total value of $681 million. Our portfolio is diversified both in terms of asset mix and industries, with our five largest investments representing approximately 34% of the portfolio, no single investment representing more than 10% of the portfolio and no industry representing more than 16% of the portfolio at September 30, 2009. The following chart illustrates each asset class as a percentage of our portfolio at September 30, 2009.

Plainfield Asset Management LLC

Plainfield Asset Management LLC is responsible for originating potential investments, conducting or overseeing due diligence and research on potential investments, structuring and closing our investments and monitoring our investments and portfolio companies on an ongoing basis. PAM was founded in February 2005 by Max Holmes, who serves as the Company’s Chief Investment Officer, and as of December 1, 2009, managed approximately $3.5 billion for institutions and high net worth individuals in the United States and abroad. Based in Greenwich, Connecticut, PAM currently has 75 employees, with 30 investment professionals.

PAM’s integrated and multi-disciplinary investment team focuses on six distinct lines of business: direct lending and investment, bank debt, capital structure arbitrage, special situations/distressed, rescue finance and specialty finance. Our Investment Manager employs a fundamental approach to individual investments through its highly specialized research team that provides deep knowledge of and experience in specific industry sectors. PAM’s investment team has extensive experience in originating and executing leveraged transactions as well as structuring and managing investments in both healthy and distressed companies. Our Investment Manager’s key senior professionals have extensive industry experience and many have worked together previously in a similar capacity prior to PAM’s founding in 2005. For additional information about the Investment Manager and its investment objectives and strategies, see the disclosure elsewhere in this Registration Statement under the caption “Business—Investment Program—Investment Objectives and Policies,” and “—the Investment Manager.”

Liquidity

On March 22, 2007, we established a three-year $225 million committed senior secured revolving credit facility with a group of lending institutions, which was increased to $250 million on April 11, 2007, referred to as the “Credit Facility,” collateralized by substantially all of the assets on the Company’s balance sheet, including cash and cash equivalents, subject to certain agreed upon exceptions. The Credit Facility matures on March 22, 2010. As of November 30, 2009, we had approximately $100 million of indebtedness outstanding under the Credit Facility. The interest rate applicable to borrowings under the Credit Facility is LIBOR plus 137.5 basis points. We are currently in discussions with lenders to renew or extend the Credit Facility. We cannot assure you that the discussions will be successful, or that the size or cost of the resulting facility will not adversely affect the return on our investments or our ability to grow.

In addition, on January 30, 2008, the Company entered into an unsecured note purchase agreement, which we refer to as the “Note Purchase Agreement,” pursuant to which an affiliate of our largest stockholder, PSSMF, agreed to purchase notes issued by the Company, from time to time subject to certain conditions. The remaining commitment under the Note Purchase Agreement provides for the purchase of a series of notes in an amount not to exceed $50 million. The notes mature on January 30, 2011 and bear interest at a rate equal to LIBOR plus 375 basis points. Although we may not have any indebtedness outstanding under the Note Purchase Agreement at the maturity date, our affiliate’s commitment is unlikely to be increased, renewed or extended as a result of the ongoing liquidation of PSSMF. As of November 30, 2009, we had no outstanding indebtedness under the Note Purchase Agreement.

For additional information about the Credit Facility and the Note Purchase Agreement, see the disclosure elsewhere in this prospectus under the caption “Risk Factors” and “Obligations and Indebtedness.”

Risk Factors

Investing in our common stock involves certain risks. The following is a summary of certain risks that you should carefully consider before investing in our common stock. In addition, see “Risk Factors” for a more detailed discussion of these risk factors.

Risks Relating To Our Business

•

Capital markets are currently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may continue to have, a negative impact on our business and operations.

•	The effect of current economic and market conditions on our portfolio companies has had, and may continue to have, a negative impact on our business and operations.

•	We have a limited operating history.

•

Our debt exposes us to additional risks, including the typical risks associated with leverage and the fact that, given the volatility of the debt markets, we may not be able to find replacement financing for the Credit Facility when it matures in March, 2010 or the Note Purchase Agreement when it matures in January, 2011.

•

Any inability to raise capital or to maintain or expand the Credit Facility or the Note Purchase Agreement could adversely impact our liquidity and ability to find new investments or maintain distributions to our shareholders.

•	We may not be able to replicate the historical performance of the Investment Manager or its Chief Investment Officer.

•	We are dependent upon Max Holmes and other senior personnel of the Investment Manager for our future success.

•	We operate in a highly competitive market for investment opportunities.

•

We may compete with clients of the Investment Manager for access to key personnel of the Investment Manager, which could reduce the amount of time and effort they devote to us and thus negatively impact our financial condition and results of operations.

•

The Investment Manager currently manages and may in the future manage investment vehicles with an investment focus that partially overlaps with our focus, which could result in increased competition for access to investment opportunities.

•

The incentive compensation permitted to be paid to the Investment Manager may create an incentive for the Investment Manager to cause us to incur more leverage than is prudent in order to maximize its compensation.

•	There are conflicts of interest in our relationship with the Investment Manager, which could result in decisions that are not in the best interests of our stockholders.

•	We may be obligated to pay the Investment Manager incentive compensation even if we incur a net loss, regardless of the market value of our common stock.

•	The capital gains fee we pay to the Investment Manager may be effectively greater than 20% of net capital gains during any particular period.

•

Our Investment Manager’s liability will be limited under the Investment Management Agreement, and we will indemnify our Investment Manager against certain liabilities, which may lead our Investment Manager to act in a riskier manner on our behalf than it would when acting for its own account.

•	We may experience fluctuations in our periodic results.

•	We will be exposed to risks associated with changes in interest rates.

•	Our financial condition and results of operation will depend on our ability to manage future growth effectively.

•

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations, may adversely affect our business.

•	We may change our investment strategy and asset allocation without stockholder consent, which may result in riskier investments.

Risks Related to Our Operation as a BDC

•	The Investment Manager has little prior experience managing a BDC or a RIC.

•	A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

•

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

•

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

•	Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

•

We have in the past obtained and may again obtain, the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

•	The Company may be required to earmark a certain amount of its assets in connection with certain types of investments the Company may make.

•	We will be subject to corporate-level income tax if we fail to qualify, or maintain, our qualification, as a RIC.

•

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer, but we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC.

•	Our ability to enter into transactions with our affiliates is restricted.

•	There is a risk that you may not receive distributions, that our distributions may not grow over time or that distributions that are made will be made in-kind rather than cash.

•	As a BDC and a RIC, we may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

•	Taxes paid by us will reduce the funds otherwise available for use in our operations or for distribution to our stockholders.

•	Distributions necessary to maintain RIC status and avoid additional taxes would reduce the funds available for operations.

•	A portion of our distributions as a RIC might be treated by the IRS as a return of capital.

•

Additional withholding taxes apply to non-U.S. investors unless the favorable tax treatment applicable to interest-related dividends and short-term capital gain dividends prior to January 1, 2010 is extended.

Risks Related to Our Investments

•	Our investments are risky, and you could lose all or part of your investment.

•

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

•

Because there generally is no established market in which to value our loans and warrants, our determination of their values may differ materially from the values that a ready market or third party would attribute to them.

•	The lack of liquidity in our investments may adversely affect our business.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

•	Investments in equity securities involve a substantial degree of risk.

•	Our investments in securities other than equity and debt securities may bear different or additional risks.

•	Any incentive fee payable to the Investment Manager may induce the Investment Manager to make certain investments, including speculative investments.

•	Any investments in foreign issuers may involve significant risks in addition to the risks inherent in U.S. investments.

•	Control position investments may result in additional restrictions.

•	We may not be in a position to control our portfolio companies.

•	We may expose ourselves to risks by engaging in hedging transactions.

•	Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

•	Stockholders will not have the opportunity to evaluate or select the Company’s future investments.

•	Terrorist attacks and acts of war may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

•

There can be no assurance that our Investment Manager will be able to accurately predict the future course of the price movements of securities and other investments and the movements of interest rates.

•	Inflation may cause the real value of our investments to decline.

Risks Relating to this Offering

•	Investing in our securities may involve an above-average degree of risk.

•

If an active trading market for our common stock does not develop, you may not be able to sell your investment in us if the need arises or you may realize significantly less from a sale than our net asset value per share.

•	Provisions of our governing documents and the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

•

Our two largest current stockholders and our Investment Manager currently have, and may continue to have, a significant influence over our management and affairs and control over most votes requiring stockholder approval.

•	Beneficial owners of the Company’s equity securities may be subject to certain regulatory requirements based on their ownership percentages.

•	We may allocate the net proceeds from this offering in ways with which you may not agree.

•	The market price of our common stock may fluctuate significantly.

•

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock. PSSMF, our largest stockholder, may have an incentive to sell shares of our common stock following this offering because it is in the process of an orderly liquidation.

•	If you purchase shares of common stock sold in this offering, you will experience immediate dilution.

•	You will experience dilution in your ownership percentage if you do not participate in our dividend reinvestment plan.

•	We may be unable to invest a portion of the net proceeds from this offering on acceptable terms in the time frame contemplated by this prospectus.

•	An investment in our shares is not intended for investors seeking short-term profit potential.

•

The Administrator has limited experience in maintaining our books and records and no experience in compliance with the Exchange Act of 1934 and the Sarbanes-Oxley Act, and non-compliance with the Exchange Act or the Sarbanes-Oxley Act may adversely affect us.

•	Certain financial information contained in this prospectus is unaudited.

Our Corporate Information

Our administrative and executive offices are located at 100 West Putnam Avenue, Greenwich, CT 06830, and our telephone number is (203) 302-1700. Our Internet website address is www.pfamdirect.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be a part of this prospectus.

The Offering

The Offering	We are offering shares of our common stock through the underwriters. We have granted to the underwriters an overallotment option to purchase up to additional shares of our common stock to cover overallotments, if any. The underwriters will reserve up to (i) shares of common stock for sale to directors, officers and employees and (ii) shares of our common stock for sale to certain current investors in our current stockholders.

Shares outstanding after the offering	shares (excluding shares of our common stock issuable pursuant to the option to purchase additional shares granted to the underwriters).

NYSE symbol	The shares are expected to be listed on the New York Stock Exchange under the symbol “PLF.”

Use of proceeds	We intend to use the net proceeds of this offering to repay outstanding indebtedness, to make investments in portfolio companies in accordance with our investment objectives and for general corporate purposes. Amounts we repay under hour current Credit Facility will remain available for future borrowings in accordance with the agreement governing the Credit Facility. See “Use of Proceeds.”

Investment Management Agreement	We have entered into an Investment Management Agreement with the Investment Manager, under which the Investment Manager, subject to the overall supervision of our Board of Directors, manages our day-to-day investment-related operations and provides investment management services to us. For providing these services, the Investment Manager receives a base management fee from us at an annual rate of 2.0% of our net assets, which means the Company’s total assets less its total liabilities, as reflected on its balance sheet, payable quarterly in arrears. The Investment Management Agreement also provides that the Investment Manager may be entitled to an incentive fee under certain circumstances. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the quarterly hurdle rate (as described in the Investment Management Agreement); (2) 100% of our pre-incentive fee net investment income with respect to that portion of our pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 125% of the quarterly hurdle rate with respect to any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate with respect to any calendar quarter. This part is subject to a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Management Agreement, as set out in that agreement) and will be calculated by subtracting the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the filing of our notice to elect to be treated as a business development company. The capital gains fee for any fiscal year will be equal to 20% of any such positive amount; provided, however, that any capital gains fee will be reduced by the aggregate amount of capital gains fees paid in all prior years. The compensation of all investment professionals and other employees of the Investment Manager, when and to the extent engaged in providing investment advisory and management services under the Investment Management Agreement, as well as the routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Manager and not by the Company. See, however, “Administrative Services Agreement” immediately below. The Company will bear all other costs and expenses of its operations and transactions. See also “Management—Investment Management Agreement.”

Administrative Services Agreement	Pursuant to the terms of an Administrative Services Agreement, PAM, acting in its capacity as administrator, will, subject to the overall supervision of our Board of Directors, act as administrator of the Company, and will furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company as set out in the Administrative Services Agreement. In full consideration of the provision of the services of PAM, acting in its capacity as administrator, the Company shall reimburse PAM for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs. See “Management—Administrative Services Agreement.”

Dividend policy	We expect to distribute dividends to our stockholders in an amount sufficient to maintain our status as a regulated investment company. See “Distributions.”

Tax status	We have elected to be, and to qualify to be treated as, a regulated investment company, which we refer to as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, though we will be subject to a 4% excise tax on income and gain not treated as distributed by calendar year end. To maintain our RIC status and obtain favorable RIC tax treatment, we will be required to meet specified source-of-income and asset diversification requirements and annually distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Custodian	The Bank of New York Mellon serves as the Company’s Custodian. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Transfer agent	American Stock Transfer and Trust Company is expected to serve as the Company’s Transfer Agent. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Leverage	We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” Under the 1940 Act, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Dividend reinvestment plan	We have adopted an “opt out” dividend reinvestment plan for our common stockholders, effective upon completion of our initial public offering. As a result, if we declare a dividend, stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

Anti-takeover provisions	Our Certificate of Incorporation and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Plainfield Direct,” or that “we” will pay fees or expenses, that reference means that stockholders will indirectly bear such fees or expenses as investors in Plainfield Direct.

Stockholder transaction expenses (as a percentage of offering price):

Sales load	%(1)
Offering expenses borne by us	%(2)
Dividend reinvestment plan fees	%(3)
Total stockholder transaction expenses	%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	%(4)
Incentive fees payable under Investment Management Agreement (20% of net realized capital gains and 20% of pre-incentive fee net investment income)	%(5)
Interest payments on borrowed funds	%(6)
Other expenses	%(7)
Total annual expenses (estimated)	%(4)(5)(7)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $ .
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other expenses.” The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	Our management fee is calculated at an annual rate of 2.00% of our average net assets. See “Management—Investment Management Agreement” and footnote 5 below.
(5)	We intend to use the net proceeds of this offering to repay outstanding indebtedness, to make investments in portfolio companies in accordance with our investment objectives and for general corporate purposes. Amounts we repay under hour current Credit Facility will remain available for future borrowings in accordance with the agreement governing the Credit Facility. We intend to invest substantially all the proceeds remaining after the repayment of outstanding indebtedness within three to six months after the completion of this offering. We cannot assure you that we will achieve our targeted investment pace. We may have capital gains and interest income that could result in the payment of an incentive fee to our Investment Manager in the first year after completion of this offering. However, the incentive fee payable to our Investment Manager is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of [ ] based on actual amounts incurred during the year ended December 31, 2009. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in 2010 and in future years, if any, may be substantially different than the fee earned during the year ended December 31, 2009. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, is compared to the hurdle rate of one-fourth of the annual rate of 7% on a quarterly basis. Accordingly, we pay Plainfield Asset Management LLC an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the quarterly hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of our pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 125% of the quarterly hurdle rate with respect to any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate with respect to any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. The second part of the incentive fee will equal 20% of our cumulative aggregate realized capital gains for the fiscal year, if any, computed net of all cumulative aggregate realized capital losses and aggregate unrealized capital depreciation and is payable in arrears at the end of each fiscal year. For a more detailed discussion of the calculation of this fee, see the disclosure elsewhere in this prospectus under the caption “Management—Investment Management Agreement.”

(6)	As of November 30, 2009, we had outstanding indebtedness under our Credit Facility in the amount of $100 million and no debt outstanding pursuant to our Note Purchase Agreement. To calculate interest payments on borrowed funds, the Company has assumed an interest rate of [ ]%, which was the interest rate on the Credit Facility at November 30, 2009. We intend to use a portion of the net proceeds of this offering to repay debt outstanding under the Credit Facility and expect, in the future, to borrow additional amounts under our Credit Facility if available. For more information, see “Risk Factors,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(7)	Expenses are based on actual amounts for the nnine months ended September 30, 2009. Includes our estimated overhead expenses, including payments under the Administrative Services Agreement based on our projected allocable portion of overhead and other expenses incurred by PAM in performing its obligations under the Administrative Services Agreement. See “Management—Administrative Services Agreement.” .

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the expenses set forth below, we have included sales load of $             in the 1 year expense calculation and have assumed that our annual operating expenses would remain at the levels set forth in the table above and no additional equity or debt capital raises.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. With respect to the capital gains incentive fee, this illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined in the manner described under the caption “Dividend Reinvestment Plan” elsewhere in this prospectus.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the value of our common stock could decline.

Risks Related to Our Business

Capital markets are currently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may continue to have, a negative impact on our business and operations.

Beginning in 2007 and continuing as of the date of this prospectus, the U.S. capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the United States federal government, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may have to access (if available) alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost, which may decrease our earnings, or may impose covenants and other contractual provisions that restrict our operations. As a result, we could be unable to fully pursue our growth strategy. Further, additional financing may involve the issuance of equity securities that would dilute the interests of our existing stockholders and potentially decrease the market price of our common stock. Any continued inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Capital markets volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations.

Given the extreme volatility and dislocation in the capital markets, many BDCs are facing a challenging environment in which to raise capital. As a result of the recent significant changes in the capital markets affecting our ability to raise capital, the pace of our investment activity has slowed. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had and may continue to have a negative effect on the valuations of our investments, and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of all or a portion of our investments as a result, could have a material adverse impact on our business, financial condition or results of operations.

The effect of current economic and market conditions on our portfolio companies has had, and may continue to have, a negative impact on our business and operations.

The United States and the global economies continue to experience a severe recession. The recession, generally, and the widespread weakness of financial institutions, in particular, have resulted in extreme volatility in global markets and extreme lack of liquidity in the capital markets. Many of the companies in which we have made or will make investments have also been affected by the recession, which has affected their ability to repay our loans. Such difficulties could continue as long as the current liquidity and market conditions persist. The number of our nonperforming assets could increase and the fair market value of our portfolio could continue to decrease.

The global financial crisis may have an impact on our business and financial condition in ways that we currently cannot predict. The global recession has already resulted in higher defaults in the Company’s portfolio than the Investment Manager would have expected, and the longer the recession lasts, the more likely additional defaults will occur in the Company’s portfolio. Continued declines in the value of the portfolio could, among other things, eventually trigger defaults under agreements with our lenders or derivative counterparties, or cause our board of directors to request a stockholder vote on whether to undertake an orderly liquidation of the Company.

We have a limited operating history.

We commenced our operations in April 2006 and elected to be regulated as a BDC in May 2007. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

Our debt exposes us to additional risks, including the typical risks associated with leverage and the fact that, given the volatility of the debt markets, we may not be able to find replacement financing for the Credit Facility when it matures in March, 2010 or the Note Purchase Agreement when it matures in January, 2011.

We currently have a three-year revolving Credit Facility in an aggregate amount of up to $250 million collateralized by a lien on substantially all of our assets. In addition, we have entered into the Note Purchase Agreement with an affiliate of PSSMF, our largest investor, pursuant to which we may currently issue up to $50 million of notes. We have borrowed and continue to borrow funds under the Credit Facility; as of November 30, 2009, we have approximately $100 million of indebtedness outstanding under the Credit Facility. Although we currently have no outstanding indebtedness under the Note Purchase Agreement, we have issued notes under the Note Purchase Agreement in the past and we may, in the future, issue additional notes under the Note Purchase Agreement. In addition, we may in the future issue other senior securities to make additional investments. With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or issue other senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing or issuance. The amount of indebtedness that we incur or other senior securities that we issue will depend on the assessment by the Investment Manager and our Board of Directors of market conditions and other factors at the time of any proposed borrowing or issuance. There is no assurance that a leveraging strategy will be successful. Incurring indebtedness and issuing other senior securities involves risks and special considerations of stockholders, including:

•

We may not be able to renew, extend or replace our credit facilities when they are otherwise scheduled to mature due to current credit market conditions or other factors beyond our control, including the ongoing liquidation of PSSMF.

•	There is a likelihood of greater volatility of net asset value of our portfolio than a comparable portfolio without the incurrence of indebtedness or the issuance of other senior securities.

•

We will be exposed to increased risk of loss as we incur debt or issue other senior securities to finance investments because a decrease in the value of our investments would have a greater negative impact on our returns and therefore the value of our common stock than if we were not incurring indebtedness or issuing other senior securities.

•	We would not be permitted to pay dividends to our holders of common stock if interest expense on borrowings have not been paid or set aside for payment.

•	Any amounts that we use to service our debt will not be available for dividends to our common stockholders.

•

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt or preferred stock or other senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Generally, if the value of our assets declines below that level, we will be prohibited from declaring dividends on our common stock at any time that we are not in compliance with this ratio. If that happens, in order to maintain our status as a RIC, we may be required to sell a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayments may be disadvantageous.

•

Our current Credit Facility and the Note Purchase Agreement are, and it is likely that any future debt or other senior securities will be, governed by an instrument containing covenants restricting our operating flexibility and our ability to pay dividends and other distributions in certain instances. These covenants may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act and could require us to liquidate investments at an inopportune time.

•

Some of this debt or other senior securities may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict our operating and financial flexibility.

•

Our current Credit Facility is secured by a lien on our assets, which, in the event of a default under the instrument governing the debt, would subject such collateral to liquidation by the lenders at a time when such sales may be disadvantageous.

•	In the event of a sudden, precipitous drop in value of our investments, we may not be able to liquidate assets quickly enough to repay our debt, further magnifying our losses.

•	We, and indirectly our stockholders, will bear the cost of incurring indebtedness or issuing other senior securities, including issuance and servicing costs.

•

Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges over our income or against our assets in liquidation that are more favorable than those of our common stock.

•

If we are required to sell assets at a loss to redeem or pay principal, interest or dividends on borrowings or other senior securities, or for other reasons, such a requirement would reduce our net asset value and also make it difficult for the net asset value to recover.

For additional information illustrating the effect on return to a holder of our common stock of the leverage created by our use of borrowing, see the disclosure elsewhere in this prospectus under the caption “Obligations and Indebtedness.”

Any inability to raise capital or to maintain or expand the Credit Facility or the Note Purchase Agreement could adversely impact our liquidity and ability to grow, find new investments or maintain distributions to our shareholders.

We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Recently, the financial markets generally, and the credit market in particular, are and have been experiencing substantial turbulence and volatility, both in the United States and in other markets worldwide. The current market situation has resulted generally in substantial reductions in available loans to a broad spectrum of businesses, increased scrutiny by lenders of the credit-worthiness of borrowers, more restrictive covenants imposed by lenders upon borrowers under credit and similar agreements and, in some cases, increased interest rates under commercial and other loans. Even if we are able to obtain additional debt financing, we may incur additional interest expense, which may decrease our earnings, or we may become subject to covenants and other contractual provisions that restrict our operations. As a result, we could be unable to fully pursue our growth strategy. Further, additional financing may involve the issuance of equity securities that would dilute the interests of our existing stockholders and potentially decrease the market price of our common stock.

In addition, our Credit Facility matures in March 2010. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity on terms that are favorable to us, or at all. Our ability to expand the Credit Facility, and to obtain replacement financing at the time of maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a Regulated Investment Company, referred to as a “RIC,” under the Code. Moreover, should we be required to repay outstanding indebtedness under the Credit Facility at the time of its maturity, we may be forced to sell assets at a time when such sales may be disadvantageous to our returns.

Effective as of February 1, 2010, the commitment under the Note Purchase Agreement decreased to an amount not to exceed $50 million, which limit may, by mutual consent, be raised to $75 million without amending the Note Purchase Agreement. The remaining series of notes able to be issued matures on January 30, 2011. Although we may not have any indebtedness outstanding under the Note Purchase Agreement at such time, our affiliate’s commitment is unlikely to be increased, renewed or extended as a result of the ongoing liquidation of PSSMF. If we are unsuccessful in replacing the commitment, the loss could have an adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

We may not be able to replicate the historical performance of the Investment Manager or its Chief Investment Officer.

Our primary focus in making investments will differ from those of other investment vehicles that are or have been managed by the Investment Manager or its Chief Investment Officer. Further, by investing in the Company, investors are not acquiring an interest in other investment vehicles advised by the Investment Manager. As a BDC, we will be subject to certain investment restrictions that do not apply to other investment vehicles advised by the Investment Manager, including certain limitations on co-investing with certain persons affiliated with us, including other investment vehicles advised by the Investment Manager, and on making investments in non-qualifying assets. Further, investment opportunities could be subject to, among other things, regulatory and independent Board member approvals, the receipt of which, if sought, cannot be assured. This may adversely affect our ability to take advantage of investment opportunities and the pace at which we make investments. Accordingly, we cannot assure you that we will replicate the historical performance of the Investment Manager or its Chief Investment Officer, and we caution you that our investment returns could be substantially lower than the returns achieved by other investment vehicles advised by the Investment Manager or its Chief Investment Officer.

We are dependent upon Max Holmes and other senior personnel of the Investment Manager for our future success.

We have no employees. We depend on the diligence, skill and network of business contacts of the Investment Manager, including the information and deal flow generated by its investment professionals in the course of their investment and portfolio management activities, to provide us with investment opportunities. Our future success will depend on the continued service of the Investment Manager, in particular Max Holmes, our Chief Executive Officer and Chief Investment Officer and the Managing Member of the Investment Manager. If Mr. Holmes dies, becomes incapacitated or resigns from the Investment Manager, or otherwise becomes unable to participate in the management of the Company through the Investment Manager, or if certain senior investment professionals of the Investment Manager depart, our ability to achieve our investment objectives could be materially and adversely affected. Although the Investment Manager maintains key man life insurance on Max Holmes, proceeds from such insurance would not be payable to us. In addition, we are subject to the risk of discontinuation of the Investment Manager’s operations or termination of the Investment Management Agreement and the risk that, if such an event were to occur, we would not be able to locate a suitable replacement. Discontinuation of our relationship with the Investment Manager, including our access to its investment professionals, information, deal flow, and operations, could have a material adverse effect on our ability to achieve our investment objectives.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other BDCs, public and private funds (including hedge funds and private equity funds), commercial and investment banks, commercial finance companies, insurance companies and high-yield investors. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we have. Several other BDCs have raised, or are trying to raise, significant amounts of capital, and may have investment objectives that overlap with ours, which may create competition for investment opportunities. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us. Finally, we will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. The competitive pressures that we face may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objectives.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms for our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We may compete with clients of the Investment Manager for access to key personnel of the Investment Manager, which could reduce the amount of time and effort they devote to us and thus negatively impact our financial condition and results of operations.

Achieving our investment objectives will depend on our ability to acquire suitable investments and monitor and administer those investments, which will depend, in turn, on the Investment Manager’s ability to identify, invest in and monitor companies that meet our investment criteria. Even if the Investment Manager is able to identify, invest in and monitor such companies, we may not achieve our investment objectives.

Achieving this result on a cost-effective basis will be largely a function of the Investment Manager’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the investment professionals of the Investment Manager will have substantial responsibilities in connection with their respective roles at the Investment Manager and with the other investment vehicles advised by the Investment Manager, as well as responsibilities to us under the Investment Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies on our behalf. These demands on their time, which will increase as the number of investments or other clients increases, may distract them or slow the rate of investment. In order to grow, the Investment Manager will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of the Investment Manager on our behalf. Any failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

The Investment Manager currently manages and may in the future manage investment vehicles with an investment focus that partially overlaps with our focus, which could result in increased competition for access to investment opportunities.

The Investment Manager currently manages other investment vehicles with an investment focus that partially overlaps with our focus, and may in the future sponsor or manage additional investment vehicles or other clients with a focus overlapping ours, which, in each case, could result in our competing for access to investment opportunities. For additional information on the risks associated with the Investment Manager’s involvement with such investment vehicles, see the disclosure under the caption “—There are conflicts of interest in our relationship with the Investment Manager, which could result in decisions that are not in the best interests of our stockholders.”

The incentive compensation permitted to be paid to the Investment Manager may create an incentive for the Investment Manager to cause us to incur more leverage than is prudent in order to maximize its compensation.

The incentive fee permitted to be paid to the Investment Manager under the Investment Advisers Act of 1940 (the “Advisers Act”) may create an incentive for the Investment Manager to make investments that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee may encourage the Investment Manager to incur indebtedness or issue other senior securities to increase the return on the Company’s investments. If the Investment Manager acquires poorly performing assets with such leverage, the loss to holders of our common stock could be substantial.

There are conflicts of interest in our relationship with the Investment Manager, which could result in decisions that are not in the best interests of our stockholders.

Under the terms of the Investment Management Agreement, investment professionals of the Investment Manager serve or may serve as officers, directors or principals of other entities, or may otherwise conduct any other business, whether or not the entities or business compete with the Company. Such other entities or business may have investment objectives or may implement investment strategies similar or different to those of the Company. Accordingly, these individuals may have obligations to investors in those entities or businesses, the fulfillment of which might not be in the best interests of the Company or its stockholders.

Investments suitable for both the Company and other clients of the Investment Manager or its affiliated parties will be allocated based on the investment objectives of the respective funds and on a protocol described under “Business—Investment Program—Investment Manager Allocation Protocol.” Under this protocol, the Investment Manager considers various factors, including tax considerations, regulatory issues, market conditions, overall investment objectives, current portfolio makeup, balance and exposure, and other equitable considerations, subject to applicable limitations under the Code and the 1940 Act. While the Investment Manager intends to follow this protocol, the protocol provides the Investment Manager with discretion in applying these factors. The protocol has been approved by our Board of Directors, and any proposed amendments to it from time to time, will be subject to the approval of our Board of Directors.

The Investment Manager or its affiliated parties may have conflicts of interest in allocating investments among the Company and the Investment Manager’s other clients and in effecting transactions for the Company and such other clients, including those in which the Investment Manager or its affiliated parties may have a greater financial interest. For example, the Investment Manager might earn higher fees from allocating investments to an investment vehicle sponsored by it whose investment objectives partially overlap with ours, or other clients managed by the Investment Manager, rather than to us. There can be no assurance that the Investment Manager’s efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

We will pay management and incentive fees to the Investment Manager, and will reimburse the Investment Manager for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than might be achieved through direct investments. As a result of this arrangement, there may be times when the Investment Manager has interests that differ from those of our stockholders, giving rise to a conflict.

The income portion of the incentive fee payable to the Investment Manager is subject to a hurdle. To the extent we or the Investment Manager are able to exert influence over our portfolio companies, this hurdle may provide the Investment Manager (subject to its duties to us) with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption.

Acceleration of obligations may result in stockholders recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition. Any such inducement by the Investment Manager solely for the purpose of adjusting the incentive fees would be a breach of the Investment Manager’s duty to us.

The Investment Manager selected the assets that were contributed by our initial equityholder. The assets held by our initial equityholder were valued for financial reporting purposes using the Investment Manager’s valuation procedures, which included review of the Investment Manager’s conclusions regarding the fair value of certain assets by an independent valuation firm pursuant to certain limited procedures. Moreover, the Investment Manager is very involved in the valuation process. While the portfolio is valued under the direction of the Board of Directors, the Investment Manager receives management and incentive fees based on asset value. To the extent there are any errors in valuation, including in the calculation of unrealized losses, the portfolio may be overvalued, in which case the Investment Manager may receive higher fees than it is otherwise entitled to, and investors who acquire shares based on such valuation may have the value of their investments diluted.

We may be obligated to pay the Investment Manager incentive compensation even if we incur a net loss, regardless of the market value of our common stock.

The Advisers Act permits the Investment Manager to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay the Investment Manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, including contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Investment Manager is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

The capital gains fee we pay to the Investment Manager may be effectively greater than 20% of net capital gains during any particular period.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee paid to the Investment Manager, the cumulative aggregate capital gains fee received by the Investment Manager could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 1 to Example 2 under the caption “Management—Investment Management Agreement—Examples of Incentive Fee Calculation—Examples of Determination of capital gains fee.”

We cannot predict whether, or to what extent, this payment calculation would affect your investment in our common stock.

Our Investment Manager’s liability will be limited under the Investment Management Agreement, and we will indemnify our Investment Manager against certain liabilities, which may lead our Investment Manager to act in a riskier manner on our behalf than it would when acting for its own account.

Our Investment Manager has not assumed any responsibility to us other than to render the services described in the Investment Management Agreement. The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager’s duties or by reason of the reckless disregard of the Investment Manager’s duties and obligations, the Investment Manager (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Investment Manager, including, without limitation, its general partner and the Administrator), is entitled to indemnification from the Company for any damages, losses, liabilities, costs and expenses (including, without limitation, judgments, fines, reasonable attorneys’ fees and expenses, and amounts reasonably paid or to be paid in settlement) incurred by such persons in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including, without limitation, an action or suit by or in the right of the Company or its securityholders) arising out of or otherwise based upon the performance of any of the Investment Manager’s duties or obligations under the Investment Management Agreement or otherwise as an Investment Manager of the Company. These protections may lead our Investment Manager to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and timing of recognition of realized and unrealized capital gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

Although we will seek to substantially hedge our interest rate risk, our hedges may not be effective in all cases. General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our ability to achieve our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt securities generally having maturities of one to ten years. This means that we likely will be subject to greater risk (other things being equal) than if we were to invest solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives will depend on our ability to acquire suitable investments and monitor and administer those investments, which will depend, in turn, on our Investment Manager’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our Investment Manager’s structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and certain of the officers of our Investment Manager will have substantial responsibilities in connection with their roles at the Company, as well as responsibilities under the Investment Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies on our behalf. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, we and our Investment Manager will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of the Investment Manager. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations, may adversely affect our business.

We and our portfolio companies are subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

We may change our investment strategy and asset allocation without stockholder consent, which may result in riskier investments.

Although we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC without prior approval of a majority of our stockholders, we may change our investment strategy or asset allocation at any time without the consent of our stockholders, subject to applicable requirements set out in the 1940 Act. Any such change in our investment strategy or asset allocation could result in our making investments that are different from, and possibly riskier than, the investments described in this prospectus. A change in our investment strategy may increase our exposure to interest rate market fluctuations. Furthermore, a change in our asset allocation could result in our allocating assets in a different manner than as described in this prospectus.

Risks Related to Our Operation as a BDC

The Investment Manager has little prior experience managing a BDC or a RIC.

The 1940 Act and the Internal Revenue Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the Investment Manager’s other investment vehicles. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, certain companies that had that status when the Company initially invested in them and certain short-term investments. In addition, restrictions on co-investments with our affiliates and affiliates of the Investment Manager could adversely affect the pace at which we make investments. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material. The Investment Manager does not have any experience managing any other BDC or RIC and we have been regulated as a BDC and RIC only since May 1, 2007. The Investment Manager’s lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives. Moreover, many of the Investment Manager’s key business and operating relationships, such as those with its prime brokers, its swap counterparties and its outside accounting administrator, were established in connection with its management of private investment funds. To the extent the Investment Manager relies on such parties and such parties do not effectively address such constraints, any such non-compliance may cause the Company to suffer the material adverse consequences described above. Although the Investment Manager will endeavor to ascertain that such parties have adopted and implemented policies and procedures reasonably designed to prevent violation of the federal securities laws by the Company and will monitor compliance with such policies and procedures, there can be no assurance that such parties will comply with such polices and procedures.

A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

If we fail to continuously qualify as a BDC, we might be subject to regulation as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a BDC, see the disclosure under the caption “Regulation.”

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC and certain limitations on reinvestment under the 1940 Act, we will need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit the Company’s investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we may need to issue equity more frequently than our competitors that are not regulated as BDCs and RICs, which may lead to greater stockholder dilution.

Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of the common stock if our Board of Directors and members of our Board of Directors who are not interested persons, as such term is defined in the 1940 Act, referred to as the “independent directors,” determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, except in connection with rights offerings or with stockholder approval, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors (in consultation with the underwriters if the offering is underwritten), closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may in the future seek to securitize our investments to generate cash for funding new investments. An inability to successfully securitize our investment portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Because preferred stock is another form of leverage and the dividends on any preferred stock we issue must be cumulative, preferred stock has the same risks to our common stockholders as borrowings. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

We have in the past obtained and may again obtain, the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

In the past, our stockholders approved a proposal that authorized us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a 12-month period. If our stockholders were to approve such a proposal in the future, such proposal would allow us to access the capital markets in a way that we would otherwise be unable to as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Following the approval of such a proposal by our stockholders, any decision to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share will result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering.

The Company may be required to earmark a certain amount of its assets in connection with certain types of investments the Company may make.

To the extent that the Company makes investments pursuant to which the Company has a contingent liability, such as providing financing to a portfolio company under a revolving credit agreement, the SEC would require us as a BDC to earmark on our books liquid assets in an amount equal to our contingent commitment, which will be marked to market on a daily basis. Such liquid assets will likely earn yields substantially lower than the returns we may potentially receive from our other types of investments.

We will be subject to corporate-level income tax if we fail to, qualify, or maintain our qualification, as a RIC.

If we qualify to be treated as a RIC, we generally are not required to pay corporate-level federal income taxes on income and gains distributed to our stockholders as dividends. We will not qualify for this pass-through tax treatment, and thus will be subject to corporate-level federal income taxes, if we are unable to comply with the source-of-income, diversification or distribution requirements contained in Subchapter M of the Code or if we fail to maintain our election to be regulated as a BDC under the 1940 Act. For example, the status of certain forms of income we receive could be subject to different interpretations under the Code and might be characterized as non-qualifying income that could hinder our ability to satisfy the source-of-income requirement.

We will satisfy the annual distribution requirement for a RIC if we distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders. To the extent we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making the distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources to make such distributions, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

The source-of-income requirement is satisfied if at least 90% of our gross income is derived from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter.

To meet these income-source, diversification or distribution requirements, we may (i) dispose of investments before we would otherwise and at prices lower than could be obtained in a more orderly sale and (ii) incur debt that we would not otherwise incur. Either of these remedies could adversely affect our performance.

If we were to fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer, but we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. However, we intend to comply with the diversification requirements imposed by the Code for qualification as a RIC. See “Material U.S. Federal Income Tax Considerations.” To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company, as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our ability to enter into transactions with our affiliates will be restricted.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors and independent directors who, in each case, have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and, if this is the only reason such person is our affiliate, we are generally prohibited from buying any security from or selling any security to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of our independent directors or in some cases the prior approval of the SEC. Moreover, except in certain limited circumstances, we are prohibited from buying any security from or selling any security to a holder of more than 25% of our voting securities, e.g. PSSMF, absent prior approval of the SEC.

There is a risk that you may not receive distributions, that our distributions may not grow over time or that distributions that are made will be made in-kind rather than cash.

As a BDC and a RIC, we intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make or maintain specified levels of distributions or year-to-year increases in distributions, or that distributions that are made will be made in cash rather than in-kind. In addition, due to the asset coverage test that would be applicable to us as a BDC and the illiquid nature of our investments, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity or debt securities that do not pay current dividends or cash interest, it could reduce the amount available for distribution.

As a BDC and a RIC, we may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

In accordance with federal income tax law, we are required to include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows in the financial statements included elsewhere in this prospectus. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” on the debt instrument for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Although the recognized income must be amortized over the life of the instrument on a constant yield basis, it is possible that the original issue discount may be significant. Because these warrants would not be accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to do so, we may fail to qualify for the federal income tax benefits allowable to RICs and thus become subject to a corporate-level income tax on all of our income. Other amounts that we may be required to include in income result from the difference, known as “market discount,” between the face amount of an acquired debt instrument and its basis.

Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount or market discount, resulting in a dividend distribution requirement in excess of current cash interest received. Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the distribution requirement necessary to qualify for RIC treatment. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax.

The part of the incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received in cash or income attributable to original issue discount or market discount. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. In such case, the Investment Manager is not obligated to reimburse us for any incentive fees received even if the Company subsequently recognizes losses or never receives cash from any of the income that was previously accrued.

Taxes paid by us will reduce the funds otherwise available for use in our operations or for distribution to our stockholders.

If we qualify as a RIC under Subchapter M of the Code and satisfy the annual distribution requirement, we will not be required to pay corporate-level federal income tax on any ordinary income or capital gains (whether short-term or long-term in character) distributed to our stockholders. We will, however, be required to pay corporate-level federal income tax on any such ordinary income or capital gains not distributed to our stockholders. In addition, even if we satisfy the annual distribution requirement, we would be subject to a 4% excise tax if we fail to distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year, and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year-end. Any such corporate-level federal income tax or excise tax paid by us will not be deductible by us or our stockholders, will reduce the funds otherwise available to us for use in our operations or for distribution to our stockholders, reduce the actual amount of our distributions and reduce our net assets. Such a result might have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock.

Distributions necessary to maintain RIC status and avoid additional taxes would reduce the funds available for operations.

In order to obtain the benefits of RIC treatment under Subchapter M of the Code, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. In addition, in order to avoid or minimize our liability for corporate-level income tax and the 4% excise tax on amounts not distributed to our stockholders, we may make distributions to our stockholders in excess of the minimum amounts required to satisfy the annual distribution requirement. Any amounts distributed by us will not be available to us to fund investments or otherwise to use in our operations. If we fail to obtain funds from other sources, our ability to grow could be limited, which could have a material adverse effect on the value of our common stock.

A portion of our distributions as a RIC might be treated by the IRS as a return of capital.

RICs are subject to income tax on the net built-in gain recognized from property received from C corporations or partnerships with C corporation partners (to the extent such net built-in gains are allocable to the C corporation partners) if such gain is recognized within ten years of the receipt of such property, unless the transferor of such property elects to recognize such net built-in gain upon its transfer to the RIC under section 337(d) of the Code (the “337(d) Election”). We received property with net built-in gains from a partnership with partners that are themselves partnerships that have C corporation partners. To protect us against income tax on the recognition of such net built-in gains, the partnership transferring property to us filed a 337(d) Election to recognize such net built-in gains upon its transfer to us. However, because it is unclear whether these rules regarding the taxation of net built-in gain apply to net built-in gain of partnerships that is allocable to partners that are themselves partnerships with C corporation partners, we intend not to adjust the tax basis of the property received from our partnership transferor even though the partnership will make a 337(d) Election. As a result, when we sell or exchange this transferred property, we plan to report either more gain or less loss than we would recognize if we adjusted the basis of this property as would be required should the 337(d) Election be determined to apply. If the 337(d) Election is later determined to be applicable, a portion of our distributions previously reported to our stockholders as consisting of taxable gain will instead be treated as a return of capital.

In general, a distribution will constitute a return of capital to the extent such distribution exceeds our current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will result in a corresponding reduction in a stockholder’s basis in our common stock and the stockholder recognizing more gain or less loss when the stockholder later sells or exchanges our common stock and would therefore result in higher capital gains taxes upon sale of the investment.

Additional withholding taxes may apply to non-U.S. investors unless the favorable tax treatment applicable to interest-related dividends and short-term capital gain dividends prior to January 1, 2010 is extended.

For tax years beginning prior to January 1, 2010, long-term capital gain dividends, interest-related dividends and short-term capital gain dividends distributed to non-U.S. persons were generally not subject to U.S. income tax. However, this favorable tax treatment for interest-related dividends and short-term capital gain dividends expired January 1, 2010 and it is unclear whether this treatment will be extended and whether such extension would be retroactive. If this favorable treatment for interest-related dividends and short-term capital gain dividends is not extended, any dividend paid to a non-U.S. person during the years beginning after December 31, 2009 and not designated as a long-term capital gain dividend will generally be subject to 30% U.S. withholding tax unless a lower tax rate applies under a tax treaty. If the favorable tax treatment for interest-related and short-term capital gain dividends is not extended, we may reorganize to become a partnership for tax purposes, which would result in our stockholders recognizing gain or loss on their investments in us and in their receiving materially different tax treatment.

Risks Related to Our Investments

Our investments are risky, and you could lose all or part of your investment.

We invest in “high-yield” bonds and preferred securities and other instruments that are not investment grade. Investments in the lower rating categories are subject to greater risk of loss as to timely repayment of principal and timely payment of interest or dividends than higher-rated securities. They are also generally considered to be subject to greater risk than investments with higher ratings in the case of deterioration of general economic conditions. The yields and prices of lower-rated instruments may tend to fluctuate more than those of higher-rated ones.

In addition, adverse publicity and investor perceptions about lower-rated instruments, whether or not based on fundamental analysis, may be a contributing factor in a decrease in their value and liquidity.

High-yield instruments that are rated BB+ or lower by S&P or Ba1 or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include instruments of issuers in default. “Junk bonds” are considered by the ratings agencies to be predominantly speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such instruments.

We also invest in “distressed securities”—debt and equity securities, private claims and obligations of domestic and foreign entities that are experiencing significant financial or business difficulties. Investments in distressed securities involve a substantial degree of risk. Among the risks inherent in investments in entities experiencing significant financial or business difficulties is the fact that it frequently may be difficult to obtain information as to the true condition of such entities. The market prices of such instruments also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such instruments may be greater than in other markets. Litigation sometimes arises with respect to distressed securities. Such litigation can be time-consuming and expensive, and can frequently lead to unpredicted delays or losses. The Company may lose a substantial portion or all of its investment in a distressed investment or may be required to accept cash or securities with a value less than the investment.

We also invest in other assets, including first and second lien loans, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could produce taxable income without a corresponding cash payment to us, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

In addition, private middle-market companies in which we invest involve a number of significant risks, including:

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limited financial resources and being unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees obtained in connection with the investment;

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shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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dependence on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio companies and, in turn, on us;

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less predictable operating results, and the fact that such companies may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and the Investment Manager may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies;

•	difficulty accessing the capital markets to meet future capital needs; and

•	loss of status as an eligible portfolio company for purposes of the regulatory restrictions applicable to us as a BDC, in which case we may not be able to invest additional amounts in them.

When we invest in first lien, second lien, subordinated and unsecured debt, we may acquire warrants, options or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The continuing unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio has reduced our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of the collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of the Investment Manager’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act of 2002, referred to as the Sarbanes-Oxley Act, and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

Because there generally is no established market in which to value our loans and warrants, our determination of their values may differ materially from the values that a ready market or third party would attribute to them.

Under the 1940 Act, we will be required to carry our investments at market value or, if there is no readily ascertainable market value, at fair value. Because there typically is no public market for the investments of our portfolio companies, these investments will be valued monthly at fair value as determined in good faith pursuant to policies and procedures approved by our Board of Directors. In addition to these monthly valuations, if, in our reasonable judgment, at any point in time the then current valuation for any investment held by us does not accurately reflect the fair value of that investment, then that investment will be valued at a price that reflects such security’s fair value. For additional information regarding the valuation procedures applicable to our investments, see the disclosure contained elsewhere in this prospectus under the caption “Business—Valuation Procedures.” However, because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. These factors could make it more difficult for investors to accurately value the Company’s investments and could lead to under-valuation or over-valuation of our common stock.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in privately held or unlisted companies. A substantial portion of these securities may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than securities listed on a national securities exchange. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less value than the value at which we have previously recorded our investments. Moreover, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Investment Manager has or could be attributed with material non-public information regarding such business entity.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance. Such claim, if successful, could have a material adverse effect on our business and results of operations.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically would be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share any distributions on an equal basis with other securityholders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in equity securities involve a substantial degree of risk.

We purchase equity investments, such as common or preferred shares or interests, including convertible preferred shares or interests in corporations, limited partnerships or limited liability companies. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

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any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of indebtedness or securities ranking senior to ours in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process; and

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in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

There are special risks associated with investing in preferred securities, including:

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preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes even though we have not received any cash payments in respect of such income;

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preferred securities may be treated as if they were subordinated to debt in terms of their priority with respect to the declaration of dividends or any other distribution including liquidation and therefore will be subject to greater risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. government securities; and

•	preferred securityholders generally have no voting rights with respect to the issuing company, subject to limited exceptions.

Our investments in securities other than equity and debt securities may bear different or additional risks.

Loan Participations and Assignments. The Company invests in corporate loans acquired through assignment or participations. In purchasing participations, we will usually have a contractual relationship only with the selling institution, and not the borrower. We generally will have no right to directly enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, nor will we have the right to object to certain changes to the loan agreement agreed to by the selling institution. We may not directly benefit from the collateral supporting the related secured loan and may not be subject to any rights of set-off the borrower has against the selling institution. In addition, in the event of the insolvency of the selling institution, under the laws of the United States and the states thereof, we may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the secured loan. Consequently, we may be subject to the credit risk of the selling institution as well as of the borrower. Certain loans or loan participations may be governed by the laws of a jurisdiction other than a United States jurisdiction, which may present additional risks as regards the characterization under such laws of such participation in the event of the insolvency of the selling institution or the borrower.

Credit Derivatives. We may invest in credit derivatives. Credit derivatives are contracts that transfer price, spread or default risks of debt and other instruments from one party to another. Such instruments may include one or more debtors. Payments under credit derivatives may be made during the exercise period of the contracts. Payments under many credit derivatives are triggered by credit events such as bankruptcy, default, restructuring, failure to pay, cross default or acceleration. Such payments may be for notional amounts, actual losses or amounts determined by formula.

The market for credit derivatives is relatively illiquid, and there are considerable risks that may make it difficult either to buy or to sell the contracts as needed or at reasonable prices. The buyers of credit derivatives carry the risk of non-performance by the seller due to inability to pay. There are also risks with respect to credit derivatives in determining whether an event will trigger payment under the derivative and whether such payment will offset the loss or payment due under another instrument. In the past, buyers and sellers of credit derivatives have found that a trigger event in one contract may not match the trigger event in another contract, exposing the buyer or the seller to further risk. The value of this type of instrument depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to trading derivatives related to such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Company to the possibility of a loss exceeding the original amount invested or deposited. There can be no assurance that derivatives that the Company wishes to acquire will be available at any particular times, at satisfactory terms or at all.

Credit Default Swaps. A particular type of credit derivative that we intend to use is a credit default swap. We may enter into credit default swaps as a “buyer.” The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the “seller” typically must pay the contingent payment to the “buyer,” which is typically the full notional value of the reference obligation. The contingent payment may be payment of the face amount of the obligation in return for physical delivery of the reference obligation or cash settlement of the difference between the face amount of the obligation and its market value. Thus, if a credit event occurs, the Company should receive the full notional value of the underlying reference obligation. If no credit event occurs we may incur losses, and if the market value of the underlying position increases, we may incur significant losses. The “buyer” of credit default swaps may also incur a loss if the “seller” fails to perform on its obligation should a credit event occur. In certain circumstances, the “buyer” can receive the notional value of a credit default swap only by delivering a physical security to the “seller,” and is at risk if deliverable securities are unavailable or illiquid.

The Company also may enter into credit default swaps as a “seller.” To the extent the credit default swap contains inherent leverage, it involves greater risks than if we had invested in the reference obligation directly. If a credit event were to occur, the value of the reference obligation received by the “seller,” coupled with the periodic payments previously received, may be less than the full notional value it pays to the “buyer,” resulting in a loss of value to the Company. The seller of credit default swaps may also incur a loss if the “buyer” fails to perform on its obligation to make payments under the swap agreements.

Derivative Financial Instruments and Techniques. We also may invest in derivative financial instruments. The risks posed by such instruments and techniques, which can be extremely complex and may involve leveraging our assets, include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations); (2) market risk (adverse movements in the price of a financial asset; such movements may require us to deposit additional collateral to secure our obligations under such instrument); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the financial contract unenforceable, and the insolvency or bankruptcy of a counterparty could preempt otherwise enforceable contract rights); (4) operations risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate the derivative); (7) system risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

The use of derivatives and other techniques, such as short sales for hedging purposes, involves certain additional risks, including (i) dependence on the ability to predict movements in the price of the securities hedged; (ii) imperfect correlation between movements in the securities on which the derivative is based and movements in the assets of the underlying portfolio; and (iii) possible impediments to effective portfolio management or the ability to meet short-term obligations because of the percentage of a portfolio’s assets segregated to cover its obligations. In addition, by hedging a particular position, any potential gain from an increase in value of such position may be limited.

Synthetic Securities. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities, the Company usually will have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). We generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of offset against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Company will not benefit directly from the collateral supporting the Reference Obligation or have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of the counterparty, we will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, concentrations of synthetic securities in any one counterparty subject the notes to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Manager will not normally perform independent credit analyses of the counterparties, any such counterparty or an entity guaranteeing such counterparty, individually or in the aggregate. A “Reference Obligor” is the obligor on a Reference Obligation. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based.

Options. We may invest in options. The purchase or sale of an option involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security, commodity or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk. In addition, under the 1940 Act, we would be required to designate liquid assets to cover any options that we sell on a basis (expressed as a ratio) of 1:1.

Short Sales. Short sales can, in certain circumstances, substantially increase the impact of adverse price movements on the Company’s portfolio. A short sale involves the risk of a theoretically unlimited increase in the market price of the particular investment sold short, which could result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase. In addition, if the short position cannot be covered, under the 1940 Act, we would be required to designate liquid assets to cover any short sales on a basis (expressed as a ratio) of 1:1.

Structured Finance Securities. The Company may invest in structured finance securities such as, for example, equipment trust certificates, collateralized mortgage obligations, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of investments in which we may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, the remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the party servicing the securitized assets.

Asset-Backed Securities. Although its investment objectives and allocation procedures are likely to limit the opportunities for such investments, any asset-backed securities the Company did invest in would be subject to interest rate risk and prepayment risk. Certain asset-backed securities may be subject to additional risks to the extent that they do not have the benefit of a security interest in the related collateral. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, asset-backed securities are subject to pre-payment risk in environments where interest rates are decreasing. Asset-backed securities are also subject to credit risk.

Any incentive fee payable to the Investment Manager may induce the Investment Manager to make certain investments, including speculative investments.

The Advisers Act permits an external investment adviser to a BDC to receive an incentive fee. The incentive fees that we pay to the Investment Manager may create an incentive for the Investment Manager to make investments on our behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee we pay to the Investment Manager may encourage the Investment Manager to incur indebtedness or issue other senior securities to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, under the Advisers Act, an external investment adviser to a BDC may receive an incentive fee based, in part, upon realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation. Any such incentive fee may induce the Investment Manager to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The Company may, in the future, engage in financing arrangements or invest in certain structured finance securities or make similar investments. These types of transactions typically require the formation and use of special purpose entities. To the extent that the Company’s special purpose entities are qualifying special purpose entities, as defined in SFAS 140, then, the Company will recognize transfers of assets to these entities as sales, and the Investment Manager may receive a capital gains incentive fee in connection with sales of certain appreciated assets to these entities.

In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for the Investment Manager to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

Any investments in foreign issuers may involve significant risks in addition to the risks inherent in U.S. investments.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will fully hedge against these risks or that such strategies will be effective.

Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Control position investments may result in additional restrictions.

To the extent that we own a controlling stake in or we are deemed to be an affiliate of a particular company, it may be subject to certain additional securities laws restrictions that could affect both the liquidity of our interest and our ability to liquidate our interest without adversely impacting the stock price, including insider trading restrictions, the affiliate resale restrictions of Rule 144 under the U.S. Securities Act of 1933, as amended, referred to as the 1933 Act, and the disclosure requirements of Sections 13 and 16 of the Exchange Act. In addition, to the extent that affiliates of the Company or the Investment Manager are subject to such restrictions, the Company, by virtue of its affiliation with such entities, may be similarly restricted.

If the Company, alone or as part of a group acting together for certain purposes, becomes the beneficial owner of more than 10% of certain classes of securities of a U.S. public company or places a director on the board of directors of such a company, the Company may be subject to certain additional reporting requirements and to liability for short-swing profits under Section 16 of the Exchange Act.

We may not be in a position to control our portfolio companies.

We anticipate making both debt and minority equity investments in our portfolio companies. Even though we may have board representation or board observation rights with certain of our portfolio companies and even though our debt agreements with such companies may contain restrictive covenants, we may not control such companies. In light of our lack of control, we may be subject to the risk that our portfolio companies may make business decisions with which we disagree, and the stockholders and management of such companies may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may expose ourselves to risks by engaging in hedging transactions.

By engaging in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss.

There can be no assurances that a particular hedge is appropriate, or that a certain risk is measured properly. Further, while we may enter into hedging transactions to seek to reduce risk, such transactions may result in poorer overall performance and increased (rather than reduced) risk for the Company than if we did not engage in any such hedging transactions. Moreover, we will always be exposed to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and counterparties). In addition, we may choose not to enter into hedging transactions with respect to some or all of our positions.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation by, among other things, making a follow-on investment or exercising a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decision not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation, and may dilute our equity interest or reduce the expected yield on our investment.

Stockholders will not have the opportunity to evaluate or select the Company’s future investments.

Other than our historical portfolio included elsewhere in this prospectus, you will not be able to evaluate any specific portfolio company investments prior to purchasing our common stock in this offering. In addition, our investments will be selected by our Investment Manager and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our common stock.

Terrorist attacks and acts of war may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

The war with Iraq, its aftermath and the continuing U.S. presence in Iraq and other parts of the Middle East are likely to have a substantial impact on the U.S. and world economies and securities markets. In addition, terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events in the future cannot be ruled out. The war, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, inflation and other factors relating to our common stock.

There can be no assurance that our Investment Manager will be able to accurately predict the future course of the price movements of securities and other investments and the movements of interest rates.

The profitability of a significant portion of the Company’s investment program depends to a great extent upon the Investment Manager’s correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Manager will be able to accurately predict these price and interest rate movements.

Inflation may cause the real value of our investments to decline.

Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Company purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For the portion of our debt investments at fair value, as depicted in our schedule of investments included elsewhere in this prospectus, that consists of fixed rate investments (approximately 58% as of September 30, 2009), the Company is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security.

Risks Relating to this Offering

Investing in our securities may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

If an active trading market for our common stock does not develop, you may not be able to sell your investment in us if the need arises or you may realize significantly less from a sale than our net asset value per share.

Prior to this offering, there has been no public trading market for our common stock, and an active trading market might never develop. To the extent that an active trading market does not develop, the liquidity and trading prices for our common stock may be harmed. The lack of liquidity of our common stock may make it difficult for you to sell your shares if the need arises because stockholders do not have the right to redeem their shares at their option. If shares of our common stock are traded after their initial issuance, they may trade at a discount from their initial offering price, depending on the market for similar securities, the performance of our investments and other factors.

Even if a trading market for our common stock develops, it may not be liquid. The liquidity of any market for our common stock will depend upon the number of holders of our common stock, our results of operations and financial condition, the market for similar securities, the interest of securities dealers in making a market in our common stock and other factors.

Provisions of our governing documents and the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our certificate of incorporation and bylaws contain provisions that, along with the certain provisions of the Delaware General Corporation Law, may have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control of us that might involve a premium price for our stockholders or otherwise be in their best interest.

Our two largest current stockholders and our Investment Manager currently have, and may continue to have, a significant influence over our management and affairs and control over most votes requiring stockholder approval.

Approximately 71% and 24%, respectively, of our shares of common stock are currently held by two stockholders, the larger of which is also managed by the Investment Manager. As these stockholders continue to indirectly hold a significant percentage of our common stock following this offering, they will be able to exert influence over our management and policies and control most votes requiring stockholder approval. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of the Company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of the Company and might ultimately affect the market price of our common stock. The Investment Manager has the authority to vote securities held by our largest current stockholder, including on matters that may present a conflict of interest between the Investment Manager and other stockholders.

Beneficial owners of the Company’s equity securities may be subject to certain regulatory requirements based on their ownership percentages.

A beneficial owner, either directly or indirectly, of more than 25% of the voting securities of the Company is presumed to control the Company under the 1940 Act. Certain events beyond an investor’s control may result in an increase in the percentage of such investor’s beneficial ownership of the Company’s shares, including the repurchase by the Company of shares from other stockholders or, if legally permissible, the stockholders’ reinvestment of a dividend in shares at the same time that other stockholders opt to receive a cash payment. Control of the Company would also arise under the 1940 Act if a person has the power to exercise a controlling influence over the management or policies of the Company, unless that power is solely the result of an official position with the Company. In the event you are or become a person that controls the Company, you and certain of your affiliated persons will be subject to, among other things, prohibitions or restrictions on engaging in certain transactions with the Company and certain of its affiliated persons. A beneficial owner of a large number of the Company’s equity securities may also become subject to public reporting obligations in the event that the Company becomes a public reporting company under the Exchange Act. Despite the ownership of a large percentage of the Company’s equity securities, a beneficial owner’s ability to actually exercise control over the Company’s operations will remain substantially limited by the influence of the Company’s two largest stockholders so long as those stockholders continue to own a significant percentage of the Company’s common shares. As a result, you will remain subject to the risk that the Company may make business decisions with which you disagree. You are urged to consult your own adviser with respect to the specific consequences to you and your affiliated persons of your investment in the Company.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have flexibility in applying the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

The market price of our common stock may fluctuate significantly.

Prior to this offering, there has been no public trading market for our common stock. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Investment Manager’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock. PSSMF, our largest stockholder, may have an incentive to sell shares of our common stock following this offering because it is in the process of an orderly liquidation.

Upon consummation of this offering, we will have shares of common stock outstanding (or shares of common stock if the overallotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. PSSMF, our largest stockholder, may have an incentive to sell shares of our common stock following this offering because it is in the process of an orderly liquidation. If this occurs and continues, it could have an adverse effect on the market price of our common stock and impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

We have entered into a registration rights agreement with PSSMF. Pursuant to the registration rights agreement, we have agreed that, upon demand by PSSMF (or certain permitted transferees), we will file a registration statement to cover sales of the shares of common stock held by the requesting stockholder. PSSMF has been granted the right to exercise a total of four such demands for registration. In addition, pursuant to the registration rights agreement, we have agreed to grant it piggyback registration rights to include the shares held by these holders in any registration statement that we file for shares of our common stock, subject to certain exceptions. All expenses incurred in connection with these registrations will be borne by the Company. Immediately following this offering, PSSMF, as the holder of approximately 47 million shares of our common stock will be entitled to have such shares included in any such registration statement subject to the lock-up agreement entered into between PSSMF and the underwriters in this offering. In addition, although our other current stockholders do not have registration rights with respect to their shares of our common stock, the other stockholders may be able to sell such shares pursuant to one or more exemptions from registration under applicable securities laws. The ability of our stockholders to sell our common stock pursuant to registration rights or one or more exemptions from registration may have an adverse effect on the market price of our common stock and restrict our ability to raise capital through the issuance of common stock.

If you purchase shares of common stock sold in this offering, you will experience immediate dilution.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of $ per share because the price that you pay will be greater than the pro forma net asset value per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering.

You will experience dilution in your ownership percentage if you do not participate in our dividend reinvestment plan.

Because all dividends payable to those stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock, you will experience dilution over time if you do not participate in the dividend reinvestment plan.

We may be unable to invest a portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest a portion of the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We intend to use the net proceeds of this offering to repay outstanding indebtedness, to make investments in portfolio companies in accordance with our investment objectives and for general corporate purposes, which may include dividends or repurchases of stock that are authorized by our Board of Directors. Amounts we repay under our current Credit Facility will remain available for future borrowings in accordance with the agreement governing the Credit Facility. We anticipate that within three to six months substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies, depending on the availability of appropriate investment opportunities and other market conditions. Therefore, during this interim period, we will invest the proceeds in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for shares of our common stock may be lower than if we were fully invested. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities in accordance with our investment objective and strategies.

An investment in our shares is not intended for investors seeking short-term profit potential.

Investing in shares of our common stock is intended for investors seeking long-term capital growth and income and is not meant to provide a vehicle for those who invest for short-term profit potential. The portfolio securities we seek will generally be illiquid. Therefore, our ability to receive interest, dividends or cash distributions or otherwise realize any return on illiquid investments in the short-term will be limited, and, as a result, our financial condition and the performance of our common stock during any short-term period may be impaired. An investment in our shares should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of our common stock.

The Administrator has limited experience in maintaining our books and records and no experience in compliance with the Exchange Act and the Sarbanes-Oxley Act, and non-compliance with the Exchange Act or the Sarbanes-Oxley Act may adversely affect us.

Upon effectiveness of this Registration Statement, we will be required to comply with the periodic reporting requirements of the Exchange Act, including timely and accurate delivery of financial information. Prior to the fourth fiscal quarter of 2007, we had experienced difficulties, including significant delays in the preparation of accurate financial statements, with an outside service provider, which we refer to as the “Fund Accountant,” that had historically maintained our books and records. In connection with the audit of our financial statements as of December 31, 2006, our independent registered public accounting firm, PricewaterhouseCoopers LLP, identified a significant deficiency in our internal control over financial reporting relating to the ability of our Fund Accountant to process matters in a timely and accurate fashion. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects our ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles, such that there is more than a remote likelihood that a misstatement of our annual or interim financial statements that is more than inconsequential will not be prevented or detected. The Investment Manager, in its capacity as Administrator under the Administrative Services Agreement, had been managing and monitoring the services provided by the Fund Accountant including, where appropriate, internalizing procedures that had previously been outsourced to the Fund Accountant. Commencing with the fourth fiscal quarter of 2007, the Fund Accountant ceased maintaining the Company’s books and accounting records. The Administrator then completed the implementation of a third party fund accounting system, hired accounting staff dedicated to the Company, and established internal accounting processes and procedures. Various consultants with expertise in system implementation, fund accounting, and internal control were hired to assist in the start up and implementation process. There can be no assurance that the Administrator will continue to be successful in this role. In the event that we are unable to comply with the requirements of the Exchange Act and related rules, we may be adversely affected.

In addition, we will be subject to certain provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2011, our management will be required to report on our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. This process will result in a diversion of management’s time and attention. We also cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a reporting company or that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules when required, we may be adversely affected.

Certain financial information contained in this prospectus is unaudited.

The information contained in this prospectus regarding the financial condition and portfolio investments of the Company as of September 30, 2009 and September 30, 2008 and for the nine month periods ending September 30, 2009 and September 30, 2008 (including the interim financial statements of the Company as of September 30, 2009) is based upon unaudited quarterly information. The Company has engaged its independent registered public accounting firm, PricewaterhouseCoopers, LLP, to review pursuant to Statement of Financial Accounting Standards No. 100 (“SAS 100”), the included interim financial statements as of and for the period ending September 30, 2009.

Financial and other data as of a date more recent than September 30, 2009, has also not been audited.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $             million ($             million if the underwriters exercise their option to purchase additional shares in full) after deducting the estimated underwriting discounts and commissions and estimated offering expenses of approximately $             payable by us, in each case assuming an initial public offering price at the midpoint of the range set forth on the cover page of this prospectus, which is $             per share. We may change the size of this offering based on demand and market conditions.

As of November 30, 2009, we had approximately $100 million outstanding under the Credit Facility, out of a maximum credit line of $250 million. The Credit Facility matures on March 22, 2010 and bears interest at an annual rate of LIBOR plus 137.5 basis points on the outstanding balance. At the same date, we had no debt outstanding under the Note Purchase Agreement. For additional information about the Credit Facility and the Note Purchase Agreement, see the disclosure elsewhere in this prospectus under the caption “Obligations and Indebtedness.”

We intend to use the net proceeds of this offering to repay outstanding indebtedness, to make investments in portfolio companies in accordance with our investment objectives and for general corporate purposes, which may include dividends or repurchases of stock that are authorized by our Board of Directors. We intend to invest substantially all the proceeds remaining after the repayment of outstanding indebtedness within three to six months after the completion of this offering. We cannot assure you that we will achieve our targeted investment pace. Pending repayment of indebtedness and investment in accordance with our investment objectives and policies, we will invest the net proceeds of this offering primarily in cash, cash items, securities of the U.S. Government and its qualified agencies and other high-quality debt investments that mature in one year or less.

DISTRIBUTIONS

Dividends are declared by our Board of Directors considering our estimate of annual taxable income required to be distributed to stockholders to maintain RIC status.

The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. In order to qualify for tax treatment as a RIC, we will be required to distribute to our stockholders each year at least 90% of our investment company taxable income (i.e., income excluding net realized long-term capital gains that exceed our net realized short-term capital losses, or “net capital gains”). We intend to distribute to our stockholders substantially all of our investment company taxable income each year. The Investment Manager intends to recommend to the Board of Directors that we distribute to our stockholders substantially all of our net capital gains; however, the Board may elect to retain for investment a portion, or all, of our net capital gains and to elect to treat such retained net capital gains as a deemed distribution. If this happens, you would, in general, be treated as if you received an actual distribution of the net capital gains we retain and then you reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material U.S. Income Tax Considerations – Taxation of U.S. Stockholders – Dividends and Distributions” for further information regarding the consequences of our likely retention of net capital gains.

A 4% nondeductible excise tax will be imposed on the Company to the extent it does not distribute by the end of any calendar year an amount at least equal to the sum of:

(i)	98% of our net ordinary taxable income for the calendar year;

(ii)	98% of our capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of the calendar year; and

(iii)	any ordinary income and capital gain net income for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). The Company currently anticipates that it will pay such dividends and will make such distributions as are necessary, in combination with the payment of corporate income tax on the net capital gains we retain, to avoid the application of this excise tax.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions, to make distributions at a specific level or to increase the amount of these distributions in the future. Moreover, if we issue senior securities, we will be prohibited by the 1940 Act from making distributions if we fail to maintain its asset coverage ratios or if distributions are limited by the terms of any of our debt.

To build value in the Company, we distributed our income for the 2007 tax year in the form of a consent dividend. No cash was paid out by the Company in connection with the consent dividend. As a result, the amount set forth in the cash line in our Statements of Assets and Liabilities at December 31, 2007 set forth elsewhere in this prospectus is greater than it would be if cash dividends had been paid out by the Company during the year ended December 31, 2007. The Company believes that effecting any future consent dividends would require the unanimous consent of its stockholders at the time. Accordingly, there can be no assurance that the Company would seek, or, if sought, be successful in effecting future consent dividends.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders, effective upon completion of our initial public offering. As a result, if we declare a dividend, each stockholder’s cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

CAPITALIZATION

The following table sets forth (1) our actual capitalization at September 30, 2009 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of the midpoint of the price range set forth on the cover of this prospectus, which is $ per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our statement of assets and liabilities and notes related thereto included elsewhere in this prospectus.

	As of September 30, 2009
	Actual	As Adjusted(1)
Assets:
Cash	$19,030,613	$
Total assets	$713,557,859	$
Borrowings under Credit Facility	$118,000,000		$(2)
Stockholders’ equity:
Common stock, par value $0.001 per share; 500,000,000 common shares authorized; 65,759,805 common shares outstanding, actual; common shares outstanding, as adjusted	$65,760	$
Capital in excess of par value	574,126,104

Total stockholders’ equity	$574,191,864	$
Total Capitalization (3)	$692,191,864

(1)	Does not include the underwriters’ overallotment option of shares.
(2)	As described under “Use of Proceeds,” we intend to use a part of the net proceeds from this offering initially to repay a portion of our then outstanding indebtedness, including borrowings outstanding under our Credit Facility. We have not yet determined how much of the net proceeds of this offering will be used for this purpose and accordingly have not reflected the consequences of such repayment in this table.
(3)	Total capitalization equals total stockholders’ equity plus borrowings under the Credit Facility.

SELECTED FINANCIAL INFORMATION

The following selected financial and other data for the period from April 1, 2006 (commencement of operations) through December 31, 2006, for the years ended December 31, 2007 and December 31, 2008 and as of December 31, 2006, December 31, 2007 and December 31, 2008 are derived from our audited financial statements. Financial information at and for the nine months ended September 30, 2009 is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the nine months ended September 30, 2009, are not necessarily indicative of the results that may be expected for the year ending December 31, 2009. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included elsewhere in this prospectus.

	For the Nine Months Ended September 30, 2009 (unaudited)	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Period April 1 ,2006 (Commencement of Operations) to December 31, 2006
Operating Data:
Total Investment Income	$58,072,410	$64,472,682	$54,798,762	$20,338,394
Total Expenses	28,161,536	35,781,813	29,638,539	2,710,364

Net Investment Income	29,910,874	28,690,869	25,160,223	17,628,030
Net Realized and Change in Unrealized (Losses) Gains on Investments	(63,801,473)	(325,882,391)	(8,412,975)	31,552,531

Net (Decrease) Increase in Net Assets Resulting from Operations	$(33,890,599)	$(297,191,522)	$16,747,248	$49,180,561
Basic and Diluted Earnings per Common Share (1)	$(0.52)	$(5.14)	$0.33	$2.21
Balance Sheet Data (end of period):
Total Assets	$713,557,859	$824,086,102	$990,977,675	$816,928,245
Total Liabilities	$139,365,995	$216,003,639	$275,188,001	$111,708,393
Total Net Assets	$574,191,864	$608,082,463	$715,789,674	$705,219,852
Other Data:
Total Return (2)	(5.6)%	(33.4)%	2.4%	11.4%)
Number of Portfolio Companies at Period End	66	72 (3)	82 (3)	82 (3)
Weighted Average Yield on Debt Securities (4)	13.7%	14.1%	11.6%	10.8%

(1)	On May 1, 2007, the Company converted from a limited liability company to a corporation and issued 50,000,000 shares of common stock to PSSMF and PDMF, which were, at that time, the sole equity holders of the Company. The Company has presented pro forma basic and diluted earnings per common share for the year ended December 31, 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006 that assumes, for periods prior to May 1, 2007, a number of shares had been issued and were outstanding at the end of each period presented that give pro forma effect to the capital contributions and redemptions that had occurred during that period. 65,759,805, 65,759,805, and 50,000,000 shares of common stock had been issued and were outstanding at September 30, 2009, December 31, 2008 and 2007, respectively.
(2)	Total return is calculated assuming a theoretical purchase of the Company’s equity at the net asset value per share on the first day of the period and a sale at the net asset value per share on the last day of the period. Reinvestment of dividends is assumed. Total return based on the change in market value of the Company’s shares is not presented as the Company’s shares are not currently publicly traded. Total return is not annualized for the period from April 1, 2006 (commencement of operations) through December 31, 2006.
(3)	These totals include, in addition to those portfolio companies set forth on the Schedule of Investments included in the financial statements located elsewhere in this prospectus, portfolio companies that are reference assets in off-balance sheet total return swap arrangements. Also included are portfolio companies held by wholly owned subsidiaries that are not consolidated under U.S. GAAP. The total does not include these wholly owned subsidiaries themselves.
(4)	These totals represent the weighted average yield at the end of the period of the debt securities in our portfolio, expressed as a percentage per annum.

Selected Quarterly Data (Unaudited)

	2009			2008
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	19,911,858	19,271,172	18,889,380	15,793,212	15,285,747	15,998,591	$17,395,132
Net investment income	10,048,356	10,071,932	9,790,586	8,260,112	7,451,928	5,681,271	$7,297,558
Net realized and change in unrealized gain (loss)	(5,130,042)	(260,400)	(58,411,031)	(202,546,538)	(76,684,431)	17,319,119	$(63,970,541)
Net increase (decrease) in net assets resulting from operations	4,918,314	9,811,532	(48,620,445)	(194,286,426)	(69,232,503)	23,000,390	$(56,672,983)
Basic and diluted earnings (loss) per common share (1)	$0.07	$0.15	$(0.74)	$(2.95)	$(1.06)	$0.46	$(1.13)
Net asset value per share (1)	$8.73	$8.66	$8.51	$9.25	$12.20	$13.64	$13.18

	2007
	Q4	Q3	Q2	Q1
Total investment income	$17,205,182	$16,536,543	$10,029,916	$11,027,121
Net investment income	$6,182,937	$6,217,973	$3,715,982	$9,043,331
Net realized and change in unrealized gain (loss)	$(32,582,255)	$(4,023,914)	$16,118,379	$12,074,815
Net increase (decrease) in net assets resulting from operations	$(26,399,318)	$2,194,059	$19,834,361	$21,118,146
Basic and diluted earnings (loss) per common share (1)	$(0.53)	$0.04	$0.40	$0.42
Net asset value per share (1)	$14.32	$14.84	$14.80	$14.40

(1)	On May 1, 2007, the Company converted from a limited liability company to a corporation and issued 50,000,000 shares of common stock to PSSMF and PDMF, which were, at that time, the sole investors in the Company. Accordingly, actual basic and diluted earnings per common share is presented only for the quarters commencing with the quarter ended September 30, 2007. For all prior periods, the Company has presented pro forma basic and diluted earnings per common share that assumes a number of shares had been issued and were outstanding at the end of each period presented that give pro forma effect to the capital contributions and redemptions that had occurred during that period. In addition, actual Net Asset Value per share is presented only as of the end of period for each quarter commencing with the quarter ended June 30, 2007. For the quarter ended March 31, 2007, the Company has presented pro forma Net Asset Value per share that assumes a number of shares had been issued and were outstanding at March 31, 2007, that give pro forma effect to the capital contributions and redemptions that had occurred during that period.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Registration Statement.

Certain statements in this Registration Statement that relate to estimates or expectations of our future performance or financial condition may constitute forward-looking statements. The forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if, any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should” and “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements, as such statements are accurate only on the date they are made.

Overview

General

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions. We are an externally managed non-diversified closed-end management investment company organized under the laws of Delaware which commenced operations on April 1, 2006. We have engaged the Investment Manager under the terms of the Investment Management Agreement to manage and invest our assets.

Until July 3, 2008, PSSMF owned, directly or indirectly, 33,270,000 and PDMF owned, directly or indirectly, 16,730,000 of the Company’s 50,000,000 outstanding shares. On July 3, 2008, the Company completed a $215 million private equity offering to an investor that was not previously associated with the Investment Manager.

During the economic turmoil in the latter part of 2008, redemption requests led PDMF and certain affiliates to adopt a voluntary plan of liquidation, with redemptions effective as of December 31, 2008. Following this liquidation, our common stock is currently held by 13 investors. As of September 30, 2009, we had $574 million in total equity capital, approximately 71% of which is held by our largest stockholder, PSSMF.

The Company invests throughout the capital structure of its portfolio companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Occasionally we purchase options, warrants, derivatives, high-yield bonds, trade claims, distressed debt and structured securities. Typically, holding periods for these types of investments range from one year to five years. We expect that any positive returns will typically be a combination of interest income (including commitment and funding fees, prepayment penalties and amortization of original issue discount), capital gains, dividend income and other fees that are administrative in nature. We anticipate that our investments will be in newly negotiated transactions as well as in assets acquired in the secondary market.

The Company hedges against certain fluctuations in (i) interest rates, (ii) general levels of equity markets, and (iii) general levels of high-yield and investment grade corporate bond spreads. The Investment Manager invests in derivative instruments and utilizes a number of strategies for hedging and other strategic investment purposes.

Economic and Market Environment

The United States and the global economies continue to experience a severe recession. The recession, generally, and the widespread weakness of financial institutions, in particular, have resulted in extreme volatility in global markets and extreme lack of liquidity in the capital markets. Many of the companies in which we have made or will make investments have also been affected by the recession, which has affected their ability to repay our loans. Such difficulties could continue as long as the current liquidity and market conditions persist. The number of our nonperforming assets could increase and the fair market value of our portfolio could continue to decrease. Continued declines in the value of the portfolio could, among other things, eventually trigger defaults under agreements with our lenders or derivative counterparties, or cause our board of directors to request a stockholder vote on whether to undertake an orderly liquidation of the Company.

As with many corporations around the world, the global economic crisis has impacted the liquidity available to us. Debt and equity capital are costly and difficult to obtain. This limits our ability to expand our portfolio. With available capital, we intend to make selective investments and to protect our existing portfolio. We may also choose to sell assets to generate capital to repay indebtedness or finance a portion of our distribution requirements as a RIC. As the global liquidity situation and market conditions evolve, we will continue to adjust our approach to funding accordingly. There can be no assurances that we will be successful in raising more capital or renewing our borrowing facilities.

Revenue

The Company generates revenue in the form of interest payments received on the debt it holds, dividends received on preferred and common equity interests it holds, and capital gains on equity interests and debt securities it holds. Revenue generated from interest and dividends is reflected in investment income and capital gains are reflected in net realized gain (loss) and net change in unrealized gain (loss) on the statement of operations. Our portfolio of debt instruments has maturities of one to ten years that bear interest at a fixed or floating rate. Other securities may have shorter or longer terms. Interest on debt securities is payable generally monthly, quarterly or semi-annually, with the amortization of principal often being deferred for several years from the date of the initial investment. In some cases, the instrument defers payments of cash interest for the first several years. The principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we generate revenue in the form of commitment, funding and other origination fees, prepayment penalties, amortization of original issue discount and other fees that are administrative in nature. Any such revenues are generated in connection with our investments and recognized over the life of the related investment (or, in the case of prepayment penalties and fees that are administrative in nature, upon receipt ).

Expenses

The Company’s primary operating expenses currently include interest expense, the payment of advisory fees, including fees paid to the Investment Manager pursuant to the Investment Management Agreement, fees paid to its outside legal, accounting, tax and valuation service providers, and the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs.

The Company bears all costs and expenses of its operations and transactions, including those relating to:

•

General expenses of the Company: organization and offering expenses; fees and expenses of the independent directors, the Board of Directors and the Board of Directors’ committees, including, without limitation, the fees and expenses of any counsel, employees, experts or advisors retained by them; the Company’s fidelity bond, directors and officers and errors and omissions liability insurance, and any other insurance premiums; expenses in connection with calculating the Company’s net asset value (including, without limitation, the cost and expenses of any independent valuation firm); transfer agent and custodial fees; federal, state and local taxes; independent auditors and outside legal costs.

•

Expenses related to the Company’s investments: in addition to investment advisory fees payable to the Investment Manager pursuant to the Investment Management Agreement, the Company pays expenses incurred by the Investment Manager payable to third parties, including, without limitation, agents, consultants or other advisors, in connection with the Investment Manager’s monitoring of financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; interest payable on, and fees associated with, debt, if any, incurred to finance the Company’s investments; transaction costs and other expenses of Company investments, including, without limitation, broker-dealer commissions, costs of any trading firms as described in the Investment Management Agreement and costs of any hedging activities on behalf of the Company; and any other fees and expenses, including, without limitation, indemnification payments permissible under applicable law, payable to third parties, including, without limitation, agents, consultants, finders, investment bankers or other advisors, relating to, or associated with, evaluating and making investments.

•

Expenses related to the administration of the Company’s affairs: such costs and expenses include, but are not limited to costs of preparing and filing reports or other documents required by the SEC or any other applicable regulatory agency; costs of any reports, proxy statements or other notices to stockholders, including, without limitation, printing costs; direct costs and expenses of administrative services, including, without limitation, secretarial and other staff, printing mailing, long distance telephone, copying; the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including without limitation, federal and state registration fees; offerings of the Company’s common stock and other securities and all costs of registration and listing the Company’s shares on any securities exchange.

The expenses charged or allocable to the Company pursuant to its Administrative Services Agreement received initial approval, and are subject to ongoing approval, by our Board of Directors, and those charged or allocable by the Investment Manager received initial stockholder and board approval and are subject to ongoing board approval.

Critical Accounting Policies

Valuation of Investments

The Company’s assets are valued in accordance with the authoritative guidance on fair value measurements under GAAP and Section 2(a)(41) of the 1940 Act. For information relating to the accounting policies affecting our valuation of investments, see Note 2 to the financial statements included elsewhere in this prospectus. For information relating to the procedures employed in our valuation of investments, see the disclosure under the caption “Business – Valuation Procedures.”

Interest and Dividend Income Recognition

Interest income, including the amortization of premium and discount, is recorded on an accrual basis to the extent that such amounts are earned and expected to be collected. Loan origination fees, original issue discount, and market discount or premiums are capitalized and then amortized as interest income over the life of the respective security. The amortized cost of investments represents the original cost adjusted for the amortization of premiums and discounts on bonds. Upon any prepayment of a loan or debt security, prepayment penalties and any unamortized loan origination fees are recorded as interest income. Fees that are administrative in nature are recognized as revenue when earned and recorded as other fee income.

Accrued interest is generally written off when a loan is placed on non-accrual status. Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Dividends are recorded on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are earned and expected to be collected. The Company stops accruing for dividends on its equity investments when there is reasonable doubt that dividends will be collected.

Realized and Unrealized Gains and Losses

The Company measures realized gains and losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Realized gains and losses on security transactions are determined using the “First In, First Out” method.

Portfolio and Investment Activity

Investments, cash and cash equivalents, and collateral held at and payable to brokers consisted of the following as of September 30, 2009 and December 31, 2008:

Investments	September 30, 2009	December 31, 2008
First Lien Debt	$292,611,908	$283,330,056
Second Lien Debt	147,975,415	118,938,638
Unsecured and Subordinated Debt	59,989,965	60,985,265
Common Equity	158,921,612	216,444,350
Preferred Equity	615,509	888,481
Warrants	13,386,295	15,061,381
Options	7,528,324	4,597,881

Total Investments	$681,029,028	$700,246,052
Cash and Cash Equivalents	19,030,613	10,772,520
Collateral Held at Brokers	3,489,999	88,212,021
Collateral Payable to Brokers	(6,350,000)	(1,470,000)

Total	$697,199,640	$797,760,593

As of September 30, 2009 and December 31, 2008, the weighted average yield of performing debt securities in our portfolio (as presented in the Schedule of Investments included elsewhere in this registration statement) was approximately

13.7% and 14.1%, respectively. The weighted average yield on all securities in our portfolio (as presented in the Schedule of Investments included elsewhere in this registration statement) as of September 30, 2009 and December 31, 2008 was approximately 9.8% and 8.7%, respectively. In each case, these totals represent the weighted average yield at the end of the period of the relevant securities in our portfolio (as presented in the Schedule of Investments included elsewhere in this registration statement), expressed as a percentage per annum.

Results of Operations

Nine months ended September 30, 2009 and 2008

	For the Nine Months Ended September 30, 2009	For the Nine Months Ended September 30, 2008
Total Investment Income	$58,072,410	$48,679,470
Total Expenses	28,161,536	28,248,713

Net Investment Income	29,910,874	20,430,757
Net Realized (Losses) from Investments	(81,056,984)	(82,359,893)
Net Change in Unrealized Gains (Losses) from Investments	17,255,511	(40,975,960)

Net (Decrease) in Net Assets Resulting from Operations	$(33,890,599)	$(102,905,096)

Investment Income

For the nine months ended September 30, 2009, total investment income was approximately $58.1 million, which consisted primarily of interest income from investments. For the nine months ended September 30, 2008, total investment income was approximately $48.7 million, which consisted of approximately $46.3 million in interest income from investments, approximately $2.3 million in interest income from cash and cash equivalents and $0.1 million in other fee income and dividends. The increase in total investment income was primarily due to an increase in the notional amounts of interest-paying securities held in our investment portfolio, partially offset by lower interest rates.

Expenses

For the nine months ended September 30, 2009, total expenses incurred were approximately $28.2 million, which consisted primarily of management fees, incentive fees, interest expense, professional fees, and administration expenses. For the nine months ended September 30, 2008, total expenses incurred were approximately $28.2 million, which consisted primarily of management fees, interest expense, professional fees, and administration expense. In total, expenses for the nine months ended September 30, 2009 vs 2008 were flat. However, in general, the Company incurred decreased operating expenses in 2009 that were offset by incentive fees incurred in each of the first three quarters of 2009. Interest expense was substantially lower during the nine months ended September 30, 2009. This decrease was caused by lower average outstanding debt balances and lower interest rates. Average outstanding debt in 2009 of $145 million was lower than the average outstanding debt of $189 million in 2008. Professional fees (primarily audit, legal and tax advisory) decreased and management fees (excluding incentive fees) were substantially lower as a result of the Company’s lower average net asset value in the first nine months of 2009 as compared to 2008.

Net Realized Gains (Losses)

Net realized losses were approximately $81.1 million for the nine months ended September 30, 2009. This net loss consists of losses of $42.0 million on investments and losses of $39.1 million on swaps. Net realized losses from investments were generated primarily by the restructuring of debt investments in RPG Holdings, Inc., J.G. Wentworth, LLC, and Energy Photovoltaics, Inc., default-related write-offs of investments in Havana Club Enterprises, The Evoleno Company LLC, RGCH Holdings Corp. and RG Tube Holdings, LLC and sales of investments in Globe Specialty Metals Inc. and Resolute Aneth LLC. These losses were partially offset by net realized gains on the sales of interest rate options. Realized losses from swaps were generated primarily by net losses on terminations of total return swaps and interest rate swaps, partially offset by net gains on the sale of credit default swaps.

Net realized losses were approximately $82.4 million for the nine months ended September 30, 2008. This net loss consists of losses of $88.6 million on investments and of gains of $6.2 million on swaps. Net realized losses were generated primarily by losses on the debt restructuring of Solidus Networks Inc., bankruptcy related write-offs of various debt and equity investments in Synova Healthcare Group, Inc., Ascendia Brands Inc., Friedman’s Inc., and Movida Communications, Inc. and sales of equity investments in Ormet Corp. and Spacehab Inc. These losses were partially offset by a realized gain on XOJET Inc. common equity warrants resulting from a large strategic equity investment in the company. Realized gains from swaps were generated primarily by sales of credit default and equity index swaps and interest payments received on total return swaps, partially offset by the sale of a total return swap.

Net Change in Unrealized Gains (Losses)

Net increase in unrealized gains was approximately $17.3 million for the nine months ended September 30, 2009. This net change consists of unrealized losses of $14.1 million on investments and unrealized gains of $31.4 million on swaps. Unrealized losses on investments resulted primarily from decreases in the value of holdings in Transload America, Inc., Wyoming Entertainment LLC, Schuff International, Inc., Solsil, Inc., Plainfield Howard Acquisitions, Milagro Holdings, LLC and Westside Transload, LLC. These losses were partially offset by increases in value on Lion Copolymer Inc., Cratos CLO I Ltd., CapRock Communications, Inc., Globe Specialty Metals, Inc., and reversals of unrealized losses recorded in prior periods related to net losses realized during the period (primarily for RPG Holdings, Inc., Havana Club Enterprises LLC and J.G. Wentworth, LLC). Unrealized gains on swaps were primarily attributable to the reversals of unrealized losses recorded in prior periods related to net losses realized during the period on total return swaps. Additionally, during the period the Company recorded unrealized gains on interest rate swap holdings, partially offset by unrealized losses on credit default and equity index swap holdings.

Net change in unrealized losses was approximately $41.0 million for the nine months ended September 30, 2008. This net change consists of unrealized losses of $24.0 million on investments and $17.0 million on swaps. Unrealized losses on investments resulted from decreases in market value of holdings in TrueMRI Management Group, Inc., Schuff International, Inc., American Racing & Entertainment, Alena Internet Corporation and Lion Copolymer, LLC offset by increases in market value on holdings in Globe Specialty Metals, Inc. and reversals of unrealized losses recorded in prior periods related to net losses realized during the period (primarily for Solidus Networks Inc., Movida Communications, Inc., Friedman’s Inc., Ormet Corp. and Spacehab Inc.). Unrealized losses on swaps were primarily attributable to decreases in the value of underlying reference assets in total return swaps and interest rate swaps partially offset by increases in market value on credit default swaps, and equity index swaps.

Years ended December 31, 2008 and 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006.

	For the year ended December 31, 2008	For the year ended December 31, 2007	For the period from April 1, 2006 (commencement of operations) through December 31, 2007
Total Investment Income	$64,472,682	$54,798,762	$20,338,394
Total Expenses	35,781,813	29,638,539	2,710,364

Net Investment Income	$28,690,869	$25,160,223	$17,628,030
Net Realized Gains from Investments	(122,922,938)	8,413,765	8,205,332
Net Change in Unrealized (Losses) Gains from Investments	(202,959,453)	(16,826,740)	23,347,199

Net Increase in Net Assets Resulting from Operations	$(297,191,522)	$16,747,248	$49,180,561

Investment Income

For the year ended December 31, 2008, total investment income was approximately $64.5 million, which consisted of approximately $61.9 million in interest income from investments, approximately $2.5 million in interest income from cash and cash equivalents and approximately $0.1 million in other fee income and dividends.

For the year ended December 31, 2007, total investment income was approximately $54.8 million, which consisted of approximately $50.2 million in interest income from investments, approximately $3.9 million in interest income from cash and cash equivalents and approximately $0.7 million in other fee income and dividends.

For the period from April 1, 2006 (commencement of operations) to December 31, 2006, total investment income was approximately $20.3 million, which consisted of approximately $16.2 million in interest income from investments, approximately $3.8 million in interest income from cash and cash equivalents and approximately $0.3 million in fee income and dividends.

Expenses

For the year ended December 31, 2008, total expenses incurred were approximately $35.8 million, which consisted primarily of management fees, interest expense, professional fees, and administration expenses. Total expenses increased by approximately $6.2 million or 20.9% in 2008 over 2007. This increase was caused in part by the fact that the Company was a BDC for the full year ended December 31, 2008 (the Company initially became a BDC on May 1, 2007) and the related incurrence of a management fee and additional administration expenses for the entire year. Professional fees increased during the year as a result of increased audit, tax and consulting expenses in 2008. These increases were partially offset by a decrease in organizational expenses. No organizational expenses have been recorded since June 30, 2007.

For the year ended December 31, 2007, total expenses incurred were approximately $29.6 million, which consisted primarily of management fees, professional fees, interest expense, organizational expenses, and administration expenses. Total expenses increased by approximately $26.9 million in 2007 over the period from April 1, 2006 (commencement of operations) through December 31, 2006. This increase was caused in part by operation for a full year in 2007, compared to nine months in 2006 and by the incurrence of a management fee and additional organizational costs all related to the Company’s election to become a BDC. In addition, during the year ended December 31, 2007 the Company opened and borrowed against its $250 million Credit Facility and as a result incurred significant interest expense. Professional fees increased substantially due to a full year of operations in 2007 and the write-off of previously capitalized offering costs. Administrative fees also increased substantially due to a full year of operations in 2007.

For the period from April 1, 2006 (commencement of operations) to December 31, 2006, total expenses incurred were approximately $2.7 million, which consisted primarily of professional fees, organizational costs, administration expenses, research fees and trade management fees.

Net Realized Gains (Losses)

Net realized losses were approximately $122.9 million for the year ended December 31, 2008. This amount consisted of losses of $113.9 million on investments and $9.0 million on swaps. Net realized losses were generated primarily by losses on bankruptcy or liquidation related write-offs of debt and equity investments in Solidus Networks Inc., TrueMRI Management Group, Inc., Alena Internet Corporation, Synova Healthcare Group, Inc., Ascendia Brands Inc., Friedman’s Inc., and Movida Communications, Inc. and sales of equity investments in Ormet Corp., Spacehab Inc., and Orion Marine Group, Inc. These realized losses were partially offset by a realized gain on XOJET Inc. common equity warrants resulting from a large strategic equity investment in that portfolio company. Realized losses from swaps were generated primarily by net losses from sales of total return swaps and interest rate swaps, partially offset by realized gains on sales of credit default and equity index swaps and interest payments received on total return swaps.

Net realized gains from sales of investments totaled approximately $2.2 million for the year ended December 31, 2007 and were generated primarily from the sales of equity investments in Ormet Corp., Horsehead Corporation and a wholly owned subsidiary. Realized gains from swaps of approximately $6.2 million consisted primarily of interest payments received on total return swaps.

During the period from April 1, 2006 (the commencement of our operations) to December 31, 2006, the Company’s net realized gains from its investments were approximately $8.2 million.

Net Change in Unrealized Gains (Losses)

Net change in unrealized losses was approximately $203.0 million for the year ended December 31, 2008. This net change consists of unrealized losses of $176.1 million on investments and $26.9 million on swaps. Net unrealized losses on investments resulted primarily from decreases in the value of holdings in Schuff International, Inc., Globe Specialty Metals, Inc., Lion Copolymer, LLC, JW Aluminum Company, TransLoad America Inc., CapRock Holdings, Inc., Penton Business Media Holdings, Inc., American Racing & Entertainment, J.G. Wentworth, LLC and RPG Holdings, Inc. offset by reversals of losses realized during the period (for Solidus Networks Inc., TrueMRI Management Group, Inc., Alena Internet Corporation, Synova Healthcare Group, Inc., Ascendia Brands Inc., Friedman’s Inc., Movida Communications, Inc., Ormet Corp., Spacehab Inc., and Orion Marine Group, Inc.). Unrealized losses on swaps were primarily attributable to decreases in the value of underlying reference assets in total return swaps, interest rate swaps and credit default swaps partially offset by increases in market value on equity index swaps.

Net change in unrealized losses was approximately $16.8 million for the year ended December 31, 2007. This net change consisted of unrealized losses of $9.6 million on investments and $7.2 million on swaps. Unrealized losses on investments resulted from decreases in market value of Movida Communications, Inc., Solidus Networks, Inc., Friedman’s Inc., Synova Healthcare Group, Inc., Spacehab, Inc. and Ormet Corp. offset by increases in market value to Schuff International, Inc., Globe Specialty Metals, Inc. and Horsehead Corporation.

Unrealized losses on swaps were primarily attributable to decreases in the value of underlying reference assets in total return swaps and interest rate swaps, partially offset by increases in market value on credit default swaps and an index swap. For the period from April 1, 2006 (the commencement of our operations) to December 31, 2006, the Company’s net unrealized gains from its investments were approximately $23.3 million.

Financial Condition, Liquidity and Capital Resources

Capital

The Company is an externally managed non-diversified closed-end management investment company organized under the laws of Delaware. We commenced operations on April 1, 2006.

On May 1, 2007, the Company converted from a limited liability company to a corporation and issued 50,000,000 shares of common stock. On July 3, 2008, the Company issued 15,759,805 shares of common stock in a private placement. As of December 31, 2009, total shares of common stock outstanding were 65,759,805, approximately 71% of which were held by PSSMF. PSSMF is externally managed by the Investment Manager.

During the period of April 1, 2006 to October 2, 2006, loans and investments previously owned by PSSMF were transferred, together with $175,542,164 in cash, by PSSMF to the Company, as equity capital contributions into the Company. These transfers occurred at fair value (without brokerage fees or commissions) determined in accordance with the Company’s and PSSMF’s investment valuation policies, which are substantially the same. All security transfers that occurred when we were 100% owned by PSSMF were treated as transfers between entities under common control in accordance with GAAP. Upon transfer, the Company recognized the fair value of these securities in two pieces. First, for all transferred securities, the Company retained PSSMF’s historical cost basis of $250,809,053 as the initial basis of the assets. Second, unrealized gains of $6,353,957 on transferred securities recognized to the date of contribution by PSSMF were assumed by the Company and were recognized on the statement of operations. From July 1, 2006 through October 2, 2006, the Company also received $231,929,950 in cash through subscriptions by PDMF, our other stockholder at the time.

On July 3, 2008, the Company completed a $215 million private equity offering to an investor that was not previously associated with the Investment Manager. Related offering costs were $515,689.

On October 1, 2008, the Company paid a $25 million or $0.38/share dividend to its stockholders.

During the economic turmoil in the latter part of 2008, redemption requests led PDMF and certain affiliates to adopt a voluntary plan of liquidation, with redemptions effective as of December 31, 2008. Following this liquidation, our common stock is currently held by 13 investors. As of September 30, 2009, we had $574 million in total equity capital.

Financing

As part of its financing strategy, the Company utilizes leverage. Through use of leverage, the Company hopes to earn a rate of return on the investments it holds that is greater than the Company’s cost of borrowing.

The Company may borrow on a secured or unsecured basis for any purpose. Subject to the asset coverage requirements applicable to BDCs, we intend to make use of borrowed funds and other forms of leverage in our investment activities. Such leverage fluctuates depending on market conditions. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the investments purchased or carried.

In 2007, the Company established the Credit Facility with Bear, Stearns & Co. and Bear Stearns Corporate Lending, Inc., which we refer to collectively as “BSC”, and certain other institutional lenders, whereby BSC and certain other lenders extend credit to the Company in an aggregate principal amount not to exceed $225 million outstanding at any one time, which amount was increased to $250 million on April 11, 2007. In 2008, Bear Stearns & Co. was merged into JP Morgan Chase Holdings Inc. and Bear Stearns Corporate Lending Inc. was merged into JP Morgan Chase Bank, N.A. The Credit Facility is a three-year revolving loan and letter of credit facility, maturing on March 22, 2010, collateralized by substantially all of the assets on the Company’s balance sheet, including cash and cash equivalents, subject to certain agreed-upon exceptions. The interest rate applicable to borrowings under the Credit Facility is LIBOR plus 137.5 basis points. In August 2007, we amended the agreements governing the Credit Facility to provide us with increased flexibility to enter into additional total return swap transactions, permit us to increase the amount of our permitted short-term indebtedness to an aggregate principal amount equal to 20% of stockholders’ equity that could be unsecured or secured on a pari passu basis with obligations under the agreements governing the Credit Facility and make the calculation relating to the asset coverage ratio in the agreements more restrictive. As of September 30, 2009, December 31, 2008 and 2007, borrowings in an aggregate principal amount of approximately $118 million, $138 million and $250 million, respectively, were outstanding under the Credit Facility.

On January 30, 2008, the Company entered into the Note Purchase Agreement, pursuant to which an affiliate of our largest stockholder, PSSMF, has agreed to purchase notes issued by the Company from time to time subject to certain conditions. The remaining commitment under the Note Purchase Agreement provides for the purchase of a series of notes in an amount not to exceed $50 million. The notes mature on January 30, 2011 and bear interest at a rate equal to LIBOR plus 375 basis points. Although we may not have any indebtedness outstanding under the Note Purchase Agreement at the maturity date, our affiliate’s commitment is unlikely to be increased, renewed or extended as a result of the ongoing liquidation of PSSMF. As of September 30, 2009 and December 31, 2008, we had no outstanding notes payable under the Note Purchase Agreement.

Funds borrowed under the Credit Facility and proceeds received upon the issuance of notes under the Note Purchase Agreement are used to supplement the Company’s equity capital to repay outstanding indebtedness, to make investments in portfolio companies in accordance with our investment objectives and for general corporate purposes, which may include dividends or repurchases of common stock that are authorized by our Board of Directors.

Off Balance Sheet Arrangements

Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience and knowledge of the Investment Manager, the Company expects the risk of loss to be remote.

The Company makes certain investments, including bank loans, structured loans, equity investments and trade claims in which the Company is issued participation rights. These rights, and any corresponding unfunded obligations, underlying collateral agreements and financing arrangements, are based upon the Company’s pro rata participation in, or funding of, such investments. At September 30, 2009, December 31, 2008 and 2007, the Company had unfunded commitments of approximately $16.9 million, $51.9 million and $92.4 million, respectively, pursuant to the terms of its participation in various credit facilities.

The Company’s certificate of incorporation was amended in 2008 to require the Company, during the period prior to a qualifying registration and listing of its equity, to offer to purchase 20 percent of each holder’s common stock if for the immediately preceding 24 consecutive months the Company has not offered to purchase at least 5% of the Company’s then issued and outstanding shares of common stock. The requirement shall not apply if, in the discretion of the Company’s board of directors, the purchase would violate, or cause a default under, contractual or certain other commitments or would cause the Company to be unable to pay its debts as they become due. The earliest date such an offer to purchase 20 percent of each holder’s common stock could be required to be made pursuant to this amendment is September 30, 2010.

Total Return Swaps

Total return swap agreements involve market returns and risk that may be in excess of the amount recognized in the accompanying consolidated financial statements due to future changes in the market values of the underlying financial instruments. The statement of assets and liabilities includes total return swaps at fair value rather than the notional amount of the underlying reference assets.

Quantitative and Qualitative Disclosures About Market Risk

Nature of Investments

The Company’s investment activities expose it to various types of market risk, which are associated with the financial instruments and markets in which it invests.

As a BDC, we are limited in the types of investments we can hold in our portfolio. Accordingly, we invest in securities of many privately held and middle market companies that have no readily available market value. As a result, a large portion of our portfolio is valued in good faith at fair value. These investments thus give rise to significant valuation risk due to the lack of market observable inputs.

Loans have exposure to certain types of risk, including interest rate risk, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a participation. Loans are subject to prepayment risk, which affects the maturity of such investments. The market for loans is relatively illiquid, and accordingly, secondary market purchases and sales thereof may be conducted in private transactions. Consequently, the liquidity of any loan investments will depend on the liquidity of these trading markets.

The value of collateral securing a loan investment may be equal to or less than the value of the loan that it secures. Accordingly, in the event of a default, the Company may incur a loss. In addition, up to 100% of the loan investments may not be secured by collateral. If a default occurs with respect to an unsecured loan, the Company’s remedies will be limited to those of general unsecured creditors and the market price of the loan will reflect such limited rights.

High-yield securities are generally rated below investment grade. Mezzanine investments are typically unrated but generally are of comparable credit quality to high-yield securities. High-yield securities and mezzanine investments may be unsecured and are typically accompanied by a greater degree of credit risk and sensitivity to market movements than investments in higher rated securities. Many issuers of high-yield and mezzanine debt are highly leveraged, and their relatively high level of debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations, thereby subjecting the Company to default risk.

The Company from time to time enters into swap agreements which involve market risk that may be in excess of the amount recognized in the accompanying financial statements due to future changes in the market values of the underlying financial instruments.

The global financial crisis may have an impact on our business and financial condition in ways that we currently cannot predict. The global recession has already resulted in higher defaults in the Company’s portfolio than we would have expected, and the longer the recession lasts, the more likely additional defaults will occur in the Company’s portfolio. Continued declines in the value of the portfolio could, among other things, eventually trigger defaults under agreements with our lenders or derivative counterparties, or cause our board of directors to request a stockholder vote on whether to undertake an orderly liquidation of the Company.

Interest Rate Risk

The Company’s investments may be subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk is greater for long-term securities than for short-term securities.

As of September 30, 2009, approximately 58% of the performing debt investments at fair value in our schedule of investments were at fixed rates while approximately 42% were at floating rates.

We have analyzed the potential impact of changes in interest rates on net interest income associated with our investment portfolio as of September 30, 2009. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net interest income associated with our investment portfolio by approximately $2.4 million over a one-year horizon. Although management believes that this estimated measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

The Company enters into interest rate swaps to hedge interest rate exposures. An interest rate swap is a contractual agreement entered into between two counterparties under which each agrees to make periodic payment to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap.

As of September 30, 2009, December 31, 2008 and 2007, the Company held open fixed-for-floating interest rate swap contracts. Pursuant to these contracts, the Company pays fixed rates in a range of 4.7 to 5.6% on an aggregate notional amount of $100.0 million, $140.0 million and $315.0 million at September 30, 2009, December 31, 2008 and December 31, 2007, respectively, and receives floating rates based on the three-month LIBOR rates. The effect of such contracts is to allow the Company to earn higher interest income in case interest rates increase.

Derivatives

The Company uses derivatives as part of its investment strategy. Derivative holdings include over-the-counter swap agreements based on bonds and indices. The values take into effect the offsetting permitted under GAAP and do not include the effects of collateral held or pledged.

The Company enters into credit default swap contracts. The Company, as the buyer of a credit default swap, is obligated to pay the seller a periodic stream of known payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event, with respect to an underlying reference obligation. Generally, a credit event means bankruptcy or payment default. When the Company is a buyer of the credit default swap and no credit event occurs, the Company will lose its known payments and recover nothing. The Company has been the buyer (i.e. is the recipient of protection) on all credit default swaps held since its inception. The aggregate notional amount of credit default swaps held as of September 30, 2009, December 31, 2008 and 2007 was $18.8 million, $53.3 million and $90.0 million, respectively.

Credit default swaps involve greater risks than if the Company had invested in the reference obligations directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event does occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

The Company may purchase or write put and call options through exchanges and over the counter markets. The purchaser of an option has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security at a specified price prior to or on a specified expiration date. The potential loss to the buyer of an option can be no greater than the initial premium paid for the contract, regardless of the performance of the underlying security. In contrast, the writer of an option is exposed to the risk of loss if the market price of the underlying security declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer, but can lose a greater amount than the premium paid.

At September 30, 2009 and December 31, 2008, the Company held options with a total market value of approximately $7.5 million and $4.6 million. At December 31, 2007, the Company held no options.

Leverage

As part of its investment strategy, the Company utilizes leverage. The concept of leveraging is based on the premise that the Company’s cost of borrowing will be at rates that normally will be lower than the rate of return earned on the investment it holds. While the use of leverage may increase the returns on equity capital invested in the Company, the use of leverage also increases the risk of loss of such capital.

Gains realized with borrowed funds may cause the Company’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Company’s net asset value could also decrease faster than if there had been no borrowings. In addition, unanticipated increases in applicable margin requirements could adversely affect the liquidity of the Company and therefore adversely affect the Company’s performance.

The Company’s primary source of leverage is its $250 million revolving Credit Facility. We have also in the past issued notes pursuant to a Note Purchase Agreement, pursuant to which we may issue indebtedness in an aggregate principal amount of up to $50 million. Our borrowings under the Credit Facility and any issuance of notes under the Note Purchase Agreement subject us to interest rate risk as the interest rate on the indebtedness incurred under each is variable (LIBOR based). In addition, our Credit Facility matures in March 2010 and the commitment to purchase notes under the Note Purchase Agreement terminates in January 2011. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility or the commitment under the Note Purchase Agreement upon maturity on terms that are favorable to us, or at all.

An additional source of leverage is the use of total return swap agreements that are linked to the economic returns of reference asset portfolios. Swap agreements contain market risk in excess of the amount reflected on the statement of assets and liabilities. The notional amounts of the swap agreements represent the aggregate amount of reference assets included in the reference asset portfolios, on which part of the Company’s income is based. Other market risks include the possibility that there may be an illiquid market for the swap agreements or that a change in the value of the swap agreements may not directly correlate with changes in the value of the underlying reference assets.

Total return swaps subject the Company to two types of credit risk: (1) the risk that a counterparty will not be able to pass on the economic benefits of the underlying transaction; and (2) the risk that the underlying investment will not perform on the obligation. Credit risk is measured by the loss the Company would record if the swap counterparties failed to perform pursuant to the terms of their obligations under the swap agreements or the economic loss resulting from a default in the reference assets. To the extent that reference assets underlying the swap agreements include revolving debt agreements, the Company will have greater exposure to the risk of default to that reference asset through the swap agreements as additional amounts are drawn down. The Company’s exposure to credit risk associated with counterparty nonperformance is limited to the unrealized gains inherent in such transactions that are recognized in the statement of assets and liabilities.

OBLIGATIONS AND INDEBTEDNESS

As a BDC, the 1940 Act limits the Company’s ability to borrow money or issue debt securities or preferred stock by requiring the Company to maintain assets with at least twice the value as the amount of such leverage. The ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit the Company’s investment opportunities and reduce its ability in comparison with some of the Company’s non-BDC competitors to profit from favorable spreads between the rates at which the Company can borrow and the rates at which it can lend. As a result, we may need to issue equity more frequently than our competitors which are not BDCs, which may lead to greater stockholder dilution. BDCs are also generally not permitted to issue shares at a price below net asset value, which may disadvantage us in our ability to raise financing relative to our competitors which are not BDCs. For additional information concerning the competitive risks we face, see the disclosure elsewhere in this prospectus under the caption “Risk Factors—Risks Related to our Business—We operate in a highly competitive market for investment opportunities.”

On March 22, 2007, the Company obtained a three-year revolving loan and letter of credit facility, which we refer to as the “Credit Facility,” collateralized by substantially all of the assets on the Company’s balance sheet, including cash and cash equivalents, subject to certain agreed-upon exceptions, pursuant to a senior secured revolving credit agreement with JP Morgan Chase Bank, N.A. (as successor to Bear Stearns & Co. and Bear Stearns Corporate Lending, Inc.), and certain other lenders. Subject to satisfaction of the conditions set forth in the Credit Facility, the lenders will extend credit to the Company in an aggregate principal amount not to exceed $225 million outstanding at any one time, which amount was increased to $250 million on April 11, 2007. We had approximately $100 million of indebtedness outstanding under the Credit Facility as of November 30, 2009. The interest rate applicable to borrowings under the Credit Facility is LIBOR plus 137.5 basis points. The Credit Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of the Company as at the last day of any fiscal quarter and (ii) the sum of (A) $360 million plus (B) 25% of the net proceeds from the sale of equity interests in the Company after the closing date of the Credit Facility, (c) maintaining a minimum asset coverage ratio of not less than 2-to-1 at any time, defined as the ratio of (1) total assets plus the aggregate notional amount of total return swaps less total liabilities (other than indebtedness) to (2) total indebtedness plus aggregate notional amount of total return swaps, (d) maintaining a minimum liquidity level, (e) limitations on total return swap transactions, (f) limitations on the incurrence of additional indebtedness, (g) limitations on liens, (h) limitations on investments (other than in the ordinary course of the Company’s business), (i) limitations on mergers and disposition of assets (other than in the normal course of the Company’s business activities), (j) limitations on the creation or existence of agreements that prohibit liens on properties of the Company or any of its subsidiaries, (k) limitations on dividends and distributions, and (l) limitations on transactions with affiliates. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Credit Facility (and the incurrence of certain other permitted indebtedness, including total return swap transactions) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. In August 2007, we amended the Credit Facility to provide us with increased flexibility to enter into additional total return swap transactions, permit us to increase the amount of our permitted short-term indebtedness to an aggregate principal amount equal to 20% of stockholders’ equity that could be unsecured or secured on a pari passu basis with obligations under the Credit Facility and make the calculation relating to the asset coverage ratio in the Credit Facility more restrictive. The Credit Facility contains customary events of default (including those relating to the borrowing base provisions of the Credit Facility) and, in addition, events of default upon a change in control of the Company, the Investment Manager ceasing to be the investment advisor for the Company, or Max Holmes ceasing for any reason to be actively engaged in the operations of the Investment Manager and no replacement that is reasonably acceptable to the majority lenders being appointed within 45 days of such cessation. We are currently in discussions with lenders to renew or extend the Credit Facility. We cannot assure you that the discussions will be successful, or that the amount or cost of the resulting facility will not adversely affect the return on our investments or our ability to grow.

On January 30, 2008, the Company entered into an unsecured note purchase agreement, which we refer to as the “Note Purchase Agreement,” pursuant to which an indirect wholly owned subsidiary of PSSMF, the largest of our current stockholders, agreed to purchase notes issued by the Company from time to time, subject to certain conditions, in an aggregate principal amount not to exceed $100 million outstanding at any one time, which limit could, by mutual consent, be raised to $150 million without amending the Note Purchase Agreement. On September 30, 2008, the Company prepaid the $10 million outstanding of the series having a two-year maturity, which reduced the outstanding commitment under the series having a two-year maturity to $40 million and the aggregate principal amount of the total commitment to an amount not to exceed $90 million, which limit may, by mutual consent, be raised to $140 million without amending the Note Purchase Agreement. Effective as of February 1, 2010, the outstanding commitment under the series having a two-year maturity terminated, reducing the aggregate principal amount of the total commitment to an amount not to exceed $50 million. Although the limit may, by mutual consent, be raised to $75 million without amending the Note Purchase Agreement, the Company does not believe it will be possible to increase, renew or extend the commitment under the Note Purchase Agreement as a result of the ongoing liquidation of PSSMF. Notes that can be issued under the Note Purchase Agreement mature on January 30, 2011 and bear interest at LIBOR plus 375 basis points.

Notes issued under the Note Purchase Agreement may not be prepaid prior to the maturity date, unless (i) all loans and other obligations of the Company, and the commitments of the lender, under the Credit Facility have been paid, expired or terminated and (ii) at least six months have passed since such payment, expiration or termination. In those circumstances, notes may be prepaid by the Company, in its sole discretion, at a price equal to the sum of (i) 100% of the aggregate outstanding principal amount of the notes redeemed, (ii) all accrued and unpaid interest thereon through the date of redemption, (iii) the amount, if any, of the applicable make-whole amount required under the Note Purchase Agreement, and (iv) if the Company prepays any note on a day that is not the last day of an interest period, the amount, if any, required to compensate the holders of the notes for their loss, cost and expense attributable to such event. We had no outstanding indebtedness pursuant to the Note Purchase Agreement as of November 30, 2009.

The Note Purchase Agreement contains affirmative and restrictive covenants, including the following:

•	periodic financial reporting requirements,

•

requirements that the Company maintain minimum stockholders’ equity of the greater of (i) 40% of the total assets of the Company as at the last day of any fiscal quarter and (ii) the sum of (A) $360 million plus (B) 25% of the net proceeds from the sale of equity interests in the Company after the closing date of the Note Purchase Agreement,

•

maintenance of a minimum asset coverage ratio of not less than 2-to-1 at any time, defined as the ratio of (i) total assets plus the aggregate notional amount of total return swaps less total liabilities (other than indebtedness) to (ii) total indebtedness plus aggregate notional amount of total return swaps,

•	limitations on total return swap transactions,

•	limitations on the incurrence of additional indebtedness,

•	limitations on liens,

•	limitations on investments (other than in the ordinary course of the Company’s business),

•	limitations on mergers and disposition of assets (other than in the normal course of the Company’s business activities),

•	limitations on the creation or existence of agreements that prohibit liens on properties of the Company or any of its subsidiaries,

•	limitations on dividends and distributions, and

•	limitations on transactions with affiliates.

The Note Purchase Agreement contains customary events of default and, in addition, the following:

•	a change in control occurs,

•	the Investment Manager ceases to be the investment advisor for the Company, or

•

Max Holmes ceases for any reason to be actively engaged in the operations of the Investment Manager and no replacement that is reasonably acceptable to the majority purchasers has been appointed within 45 days.

Noteholders do not have voting rights with respect to the Company.

Transfer of the notes is restricted to the extent necessary to comply with relevant exemptions from registration under applicable securities laws, including the 1933 Act.

Indebtedness incurred by us under the Credit Facility or Note Purchase Agreement is a “senior security” within the meaning of the asset coverage requirements of the 1940 Act. Accordingly, the indebtedness under the Credit Facility is included in the information about our senior securities shown in the following table for the periods presented. The indebtedness under the Note Purchase Agreement is also included in the information about our senior securities shown in the following table even though there was no debt outstanding under the Note Purchase Agreement at September 30, 2009.

The information has been derived from our financial statements included elsewhere in this prospectus and, as a result, potential future obligations not required by GAAP to be reflected as obligations or indebtedness in the statement of assets and liabilities have not been presented as senior securities. See, for example, Note 8 to our financial statements included elsewhere in this prospectus.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)		Average Market Value Per Unit(3)
Revolving Credit Facility
2009 (as of September 30) (unaudited)	$118,000,000		$5,866.03	N/A
2008 (as of December 31)	$138,000,000		$5,406.39	N/A
Note Purchase Agreement
2009 (as of September 30) (unaudited)	$0
2008 (as of December 31)	$0	$		N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, in each case to the extent set forth on our statement of assets and liabilities. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	Not applicable to bank loans.

The Company from time to time has also utilized total return swaps as part of its investment strategy. As of December 31, 2008, we had approximately $ 41 million ($23 million at September 30, 2009) of aggregate notional amount of reference assets to total return swaps and $ 84 million ($23 million at September 30, 2009) in collateral posted to total return swap counterparties. Subject to the limitations imposed on a BDC by the 1940 Act and any applicable limits contained in the Credit Facility and Note Purchase Agreement, the Company may elect to supplement its current swap financing arrangements, the borrowing availability under the Credit Facility and its ability to issue indebtedness under the Note Purchase Agreement with other debt financing arrangements, including a “warehouse financing facility” from one or more commercial and investment banks that could require the Company to set up a special purpose vehicle at a later date to obtain leverage on portfolio assets and thereby refinance the warehouse financing facility.

We had $118 million drawn on the Credit Facility described above at September 30, 2009. The borrowings under the Credit Facility represented approximately 16.5% of our total assets at such date. As of September 30, 2009, the annual interest rate on the Credit Facility was approximately 1.6% (based on LIBOR + 1.375%). There were no borrowings under the Note Purchase Agreement at September 30, 2009. In order to cover the annual interest payments, on a pro forma basis, using the same assumed outstanding aggregate amount of indebtedness and annual interest rate, we must achieve annual returns on our September 30, 2009 total assets of at least 0.3%. Our actual cost of borrowing will be based on amounts repaid and redrawn under the Credit Facility and on market interest rates at the time the base rate is reset for outstanding borrowings and at the time we draw additional funds under the Credit Facility. In any case, such cost of borrowing may be higher or lower than that assumed in the previous example.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses) (1)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Stockholders (2)	-12.8%	-6.5%	-0.3%	5.9%	12.1%

(1)	The assumed portfolio return is an assumption prescribed by the SEC and is not a prediction of, and does not represent, our projected or actual performance. For additional information regarding returns, see the information delivered to the investors as set forth in Annex A.
(2)	At September 30, 2009, we had $118 million ($100 million at November 30, 2009) of borrowings outstanding under the Credit Facility and no borrowings under the Note Purchase Agreement. Total indebtedness at September 30, 2009 under the Credit Facility and the Note Purchase Agreement represented approximately 16.5% of our total assets at September 30, 2009. “Corresponding Return to Common Stockholders” assumes approximately $713.6 million in total assets and approximately $118 million in debt outstanding. We further assume the pro forma average interest rate of this debt to be approximately 1.6%, which is derived from the interest rate as of September 30, 2009, of the Credit Facility (1.6%). Actual interest payments may be different. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at September 30, 2009 to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of September 30, 2009 to determine the “Corresponding Return to Common Stockholders.”

BUSINESS

Overview

We specialize in providing a broad array of financing solutions primarily to middle-market companies in the United States. We structure and invest in securities across the capital structure to meet the financing needs of companies that we believe are underserved by the commercial banking system, public capital markets and larger financial institutions. In providing financing solutions to these companies, we seek to provide our own investors with a combination of current income and capital appreciation.

We are organized as an externally managed non-diversified closed-end management investment company organized under the laws of Delaware. PAM, a Delaware limited liability company, serves as our Investment Manager and is responsible for managing our portfolio. The Investment Manager also serves as the investment adviser to PSSMF, our largest stockholder. The Investment Manager’s principal office is located at: 100 West Putnam Avenue, Greenwich, Connecticut 06830, United States of America, telephone: (203) 302-1700. Max Holmes, our Chief Investment Officer and Chief Executive Officer, is the managing member of and owns a majority of the Investment Manager.

Our investment objectives are to generate both current income and capital appreciation through our debt and equity investments.

We make loans to and investments in private (and, to a lesser extent, public) middle-market companies which we define as companies with annual revenues between $25 million and $500 million. We invest throughout the capital structure of these companies including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Occasionally we purchase options, warrants, credit derivatives, high-yield bonds, trade claims, distressed debt and structured securities. Typical holding periods for these types of investments range from less than one year to five years. We expect that any positive returns will typically be a combination of interest income (including commitment and funding fees, prepayment penalties and amortization of original issue discount), capital gains, dividend income and other fees that are administrative in nature. Fee revenue related to our investments typically occurs in the form of commitment, funding or other origination, structuring, due diligence and monitoring fees. The Company intends to hedge against fluctuations in (i) interest rates, (ii) currencies, where applicable, (iii) general levels of equity markets, and (iv) general levels of high yield and investment grade corporate bond spreads. The Investment Manager invests in a variety of derivative instruments and utilizes a number of strategies for hedging and other strategic investment purposes.

We were formed as a Delaware limited liability company in December 2005 and we have operated as a private lender and investor since April 1, 2006. For our initial equity capitalization, PSSMF transferred cash, loans and investments from its portfolio to us with an aggregate fair value of approximately $433 million. We raised an additional $232 million in cash contributions from new investors in PDMF, a fund that was established to invest exclusively in our strategy. On May 1, 2007, pursuant to the terms of the Company’s Limited Liability Company Agreement, Section 18-216 of the Delaware Limited Liability Company Act and Section 265 of the Delaware General Corporation Law, the managing member of the Company converted all outstanding limited liability company interests in the Company into shares of common stock of the Company on an equal and ratable basis, approved a form of Certificate of Incorporation and Bylaws for the continuing corporation and elected a Board of Directors with a majority of non-interested directors. Prior to July 3, 2008, the Company had been closed to investors since October 2, 2006. On July 3, 2008, the Company completed a $215 million private equity offering to an investor that was not previously associated with the Investment Manager.

During the economic turmoil in the latter part of 2008, redemption requests led PDMF and certain affiliates to adopt a voluntary plan of liquidation, with redemptions effective as of December 31, 2008. Following this liquidation, our common stock is currently held by 13 investors. As of September 30, 2009, we had $574 million in total equity capital, approximately 71% of which is held by our largest stockholder, PSSMF.

We have filed a Form N-54A with the SEC, thereby electing to be governed as a BDC under the 1940 Act. In addition, we have elected to be taxed under the Code as a regulated investment company, referred to as a RIC. See the disclosure elsewhere in this prospectus under the captions “Regulation” and “Material U.S. Federal Income Tax Considerations” for additional information on the effects of these elections.

Market Opportunity

The large size of the middle-market in the United States, coupled with the demands of those companies for flexible sources of capital, creates an attractive investment environment for us. We believe that this attractive environment is expected to continue in the foreseeable future based on the following:

Middle-Market Companies Increasingly Accessing Private Financing Sources. While many middle-market companies have in the past been able to raise funds by borrowing from commercial banks or by issuing high-yield bonds in the capital markets, this approach to financing has become more difficult due to the current tightening of the credit markets and as the commercial banking system has consolidated into a smaller number of very large institutions and as institutional investors have sought to invest in financing larger, more liquid offerings. In addition, we believe that many traditional senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients and larger leveraged buyouts. In order to continue to satisfy ongoing financing needs, many private middle-market companies and their financial sponsors prefer the efficiency of accessing private capital from a small group of well-known capital providers with whom they maintain close and longstanding relationships. As a result, middle-market companies are increasingly seeking creative financing solutions from private financing sources like the Company.

Demand for Private Capital in Financial Sponsor Transactions. We believe that there currently exists a large pool of uninvested private equity capital that is likely to seek additional capital to support future private investments. It is expected that private equity firms will be active investors in middle-market companies and that they will seek to leverage their investments by combining their equity capital with mezzanine loans or senior secured loans from other sources, such as the Company.

Growing Supply of Distressed Investment Opportunities. Due to the recent growth in new issuances and refinancings of leveraged loans, we expect that the supply of distressed securities will expand in the future. We believe that the distressed markets are relatively inefficient, resulting in artificial or uneconomic pricing that offers firms with a specialized distressed investing skill set, such as the Company, the ability to earn attractive risk-adjusted returns.

Competitive Advantages

We believe we possess the following competitive advantages over many other capital providers to middle-market companies:

Demonstrated Ability to Raise and Effectively Deploy Capital in Our Investment Strategy. As of September 30, 2009, we had investments of approximately $681 million across 66 companies in 18 industries. As of September 30, 2009, we had $574 million in total equity capital, all of which is held by our thirteen current stockholders and 71% of which is held by our largest stockholder, PSSMF.

Sophisticated and Highly Experienced Investment Manager. PAM’s investment team is composed of highly experienced professionals with demonstrated expertise in the origination and execution of leveraged transactions. Our investment team’s key senior professionals have extensive experience investing throughout the capital structure and across all market cycles, with significant expertise in distressed lending and workout situations. Our key investment professionals have extensive experience in the finance industry at major Wall Street investment banks and investment management firms. In addition, many key team members have a long history of working together in managing investment portfolios. To further enhance its investment team’s capabilities, particularly in complex investment situations, PAM retains as consultants five former senior level executives with industry-specific knowledge and significant operating experience.

Innovative Approach to Transaction Structuring. We believe that our willingness to take a non-traditional approach to providing capital solutions and our extensive transaction structuring expertise represent a significant competitive advantage of the Company and help us develop innovative financing alternatives. We offer a full-service, “one-stop” source of financing for the entire capital structure as a single source or lead investor and are able to distinguish our offering to middle-market companies through our quick response time and firm commitments, as well as our flexibility and desire to participate as an equity investor in our portfolio companies.

Proven Deal Sourcing Through a Broad Network. The Investment Manager’s experienced origination team maintains an active dialogue with financial institutions such as investment banks, commercial banks, regional broker dealers, specialty finance companies, hedge funds and private equity firms, as well as with corporate executives and owners and managers of middle-market companies with whom the Investment Manager’s investment professionals have long-standing relationships. We expect that our ability to leverage these relationships will continue to result in the origination of investment opportunities by us and provide us with a competitive advantage.

Disciplined Research and Investment Process. In making investment decisions, the Investment Manager employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business as well as an assessment of the legal and economic features of each particular investment. As part of its review process, the Investment Manager draws on the industry expertise of its investment professionals in selecting only those investments that offer the opportunity for attractive risk-adjusted returns. This enables the Investment Manager to consider the potential total return on investment when evaluating each prospective portfolio company, seeking material capital appreciation with a focus on minimizing the risk of capital loss.

Description of the Business

Our investment objectives are to generate both current income and capital appreciation through our debt and equity investments primarily in private (and to a lesser extent, public) middle-market companies. We invest throughout the capital structure of these companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants.

We participate, subject to the Investment Manager’s allocation protocol, in lending and investing in two ways:

(a) with regard to issuers having their primary place of business in the United States, we purchase directly for cash from the issuer newly negotiated loans and investments, originated in whole or in part by personnel of the Investment Manager. We sometimes earn fees on these originated loans or investments and generally expect to continue to hold these loans or investments to maturity. However, with regard to any issuer, we may, contemporaneously with or subsequent to the origination of the loan or investment, sell all or a portion of the loan or investment to third parties; and

(b) we purchase assignments of loans and investments originated by and subsequently syndicated by others, such as commercial banks, investment banks, finance companies, other business development companies, hedge funds, and other investors. We also purchase participations in such loans and investments. These assignments and participations may be in newly negotiated transactions or in the secondary market, except to the extent such investments have been excluded from the investment objectives of the Company, as described below under “Investment Program—Investment Objectives and Policies.”

As of September 30, 2009, our portfolio consisted of 66 companies in 18 industries with a total value of $681 million. Our portfolio is diversified both in terms of asset mix and industries, with our five largest investments representing 34% of the portfolio, no single investment representing more than 10% of the portfolio and no industry representing more than 16% of the portfolio at September 30, 2009. As of September 30, 2009, approximately 43% of our investment portfolio consisted of first lien debt, 22% consisted of second lien debt, 23% consisted of common or preferred equity, 9% consisted of subordinated and unsecured debt, 2% consisted of warrants and 1% consisted of options.

Investment Program

Investment Objectives and Policies

Our investment objectives are to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in private (and, to a lesser extent, public) “middle-market” companies, which we currently view as companies with annual revenues between $25 million and $500 million. We invest throughout the capital structure of these companies, including first lien, second lien and subordinated and unsecured debt and a variety of equity investments, including preferred equity, common equity and warrants. Occasionally we purchase options, warrants, credit derivatives, high-yield bonds, trade claims, distressed debt and structured securities. We participate in a wide variety of transactions with these companies that we categorize into five general transaction types: financial sponsor buyouts, which include participation in control acquisitions or leveraged recapitalizations led by private equity firms; financial entrepreneur transactions, which include participation in control acquisitions or leveraged recapitalizations led by individuals or teams that are not associated with their own dedicated funds; growth and expansion financings, which include investments in organic growth initiatives, property, plant and equipment or the financing of strategic acquisitions; hard asset lending, which includes investments based upon the quality of collateral rather than an enterprise’s cash flow characteristics; and turnaround lending, which includes financing provided to allow the borrower to avoid, reorganize in or exit bankruptcy, including debtor-in-possession loans and exit financing. Our targeted investments typically range between $1 million and $25 million, although this investment size is likely to increase as the size of our capital base increases. In addition, we generate fee revenue related to our investments in the form of commitment, funding or other origination, structuring, due diligence and monitoring fees and prepayment penalties.

We do not invest in a number of asset categories:

•	investments in non-U.S. companies;

•	investments in certain asset-backed specialty finance categories currently part of PSSMF’s investment strategies;

•	certain secondary market purchases of listed securities, over-the-counter debt and bank debt; and

•	certain investments in broadly syndicated transactions.

Certain exceptions may be made in the case of affiliated issuers, and the Company may revisit any particular category (other than the first and second categories listed above) so long as the assets in such category were qualifying assets for purposes of BDC compliance tests.

The Company intends to hedge against fluctuations in (i) interest rates, (ii) currencies (where applicable), (iii) general levels of equity markets, and (iv) general levels of high yield and investment grade corporate bond spreads. The Investment Manager invests in a variety of derivative instruments and utilizes a number of strategies for hedging and other strategic investment purposes.

The Investment Manager

The investment advisor to the Company is the Investment Manager, Plainfield Asset Management LLC, a Delaware limited liability company. Max Holmes is the managing member of and owns a majority of the Investment Manager. The Investment Manager’s address is 100 West Putnam Avenue, Greenwich, Connecticut 06830, United States of America, telephone: (203) 302-1700.

The Investment Manager manages our portfolio through teams of investment professionals dedicated to our business as well as the business of other funds, including PSSMF. We benefit from the business experience, specific industry knowledge, transaction expertise and deal-sourcing capabilities of the professionals of the Investment Manager. Professionals at the Investment Manager have access to investment opportunities through a broad network of contacts and are, and will continue to be, sources of potential investment opportunities for the Company. The Investment Manager also provides certain administrative services to us.

In addition, since we do not currently have any employees and do not expect to have any employees, services necessary for our business are provided by individuals who are employees of the Investment Manager, pursuant to the terms of the Investment Management Agreement. Each of our executive officers described elsewhere in this prospectus under the caption “Management” is an employee of the Investment Manager. Our day-to-day investment operations are managed by the Investment Manager. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Investment Manager.

The Company has agreed to pay the Investment Manager certain fees and to reimburse it for certain expenses in accordance with the Investment Management Agreement. See the disclosure elsewhere in this prospectus under the caption “Management—Investment Management Agreement.”

Although the Investment Manager and its affiliates have extensive experience with the types of investments we make, neither the Investment Manager nor its affiliates have prior experience managing any other BDC or a regulated investment company other than the Company, and we have been regulated as a BDC only since May 1, 2007. The Investment Manager also has limited experience providing significant managerial assistance to operating companies, as may be required of a BDC.

Portfolio Composition

As a BDC, we expect to continue to invest primarily in loans to and investments in private (and to a lesser extent, public) middle-market companies located in the United States. We invest throughout an issuer’s capital structure, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments including preferred equity, common equity and warrants.

Senior secured loans are typically supported by first or second liens or collateral in favor of the lenders on all or a portion of the assets of the borrower or on assets of affiliates of the borrower or both. Although we may seek to dispose of such collateral in the event of default, we may be delayed in exercising such rights or our rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for us to recover our investment in the event of default.

Structurally junior or subordinated loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, such loans rank senior to common and preferred equity in a borrower’s capital structure. Often these instruments have elements of both debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt. Lenders often have an opportunity to participate in the capital appreciation of a borrower through an equity interest, which often takes the form of warrants or options. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, such loans generally earn a higher return than senior secured loans. The warrants or options associated with such loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Such warrants or options also may include a put feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

In addition to loans, we may also invest in other types of securities, including common and preferred equity, interests in limited partnerships, limited liability companies, joint ventures and other similar entities, warrants, options, credit derivatives, high yield bonds, trade claims, distressed debt and structured securities.

In an effort to increase our returns and the number of loans we make, we may in the future seek to securitize a portion of our loans. To securitize our loans, we would “pool” our loans through use of a subsidiary which would sell investment grade or non-investment grade fixed income securities to investors willing to accept a lower interest rate to invest in securities secured by loan pools. Our retained interest in the subsidiary would consequently be subject to first loss on the loans in the pool. The Company may use the proceeds of such sales to pay down bank debt, to fund additional investments or for other corporate purposes.

Investment Selection

Our investment objectives are to provide to our investors a combination of current income and capital appreciation. In managing the Company, the Investment Manager intends to use the same investment philosophies that it uses to manage other investment accounts.

Investment Manager Allocation Protocol

We do not invest in a number of asset categories:

•	investments in non-U.S. companies;

•	investments in certain asset-backed specialty finance categories currently part of PSSMF’s investment strategies;

•	certain secondary market purchases of listed securities, over-the-counter debt and bank debt; and

•	certain investments in broadly syndicated transactions.

Certain exceptions may be made in the case of affiliated issuers, and the Company may revisit any particular category (other than the first and second categories listed above) so long as the assets in such category were qualifying assets for purposes of BDC compliance tests.

Investments that are suitable for both the Company and other clients of the Investment Manager are allocated by the Investment Manager based on a protocol adopted by the Company and the Investment Manager and approved by the Board. The protocol allocates such investments to the Company, so long as, in the judgment of the Investment Manager, none of the following would occur:

•	the Company would not have sufficient cash available to acquire the investment;

•	the investment by the Company would cause it to violate a legal, regulatory, or compliance restriction;

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the investment would not be appropriate in light of the composition of the Company’s portfolio and our investment objectives and guidelines (including without limitation if it would be too large or would materially affect our diversification).

In such cases, the Investment Manager would allocate the investment to PSSMF or another client.

The Investment Manager intends to follow the allocation protocol. Any exceptions under the protocol must be considered based on certain factors that the Investment Manager determined would be fair and equitable to all clients, including the Company, over time, provided that such allocation would not result in an improper disadvantage or advantage to one client of the Investment Manager as compared to another. The factors that the Investment Manager may consider also include, but are not limited to, tax considerations, regulatory issues, market conditions, current portfolio balance and exposure, and other equitable considerations. The allocation protocol, and any proposed amendments to it from time to time, will be subject to the approval of our Board of Directors. See “Risk Factors—There are conflicts of interest in our relationship with the Investment Manager, which could result in decisions that are not in the best interests of our stockholders.”

Due Diligence

The Investment Manager conducts due diligence on prospective portfolio companies consistent with the approach utilized by it in the past.

Such due diligence typically includes any or all of the following:

•	review of public information;

•	review of historical financial information;

•	review of prospective financial models prepared by the prospective portfolio company, third parties and/or investment professionals of the Investment Manager;

•	review of financing documents and other material contracts;

•	interviews with management, employees, customers and vendors of the prospective portfolio company;

•	on-site visits;

•	background checks; and

•	research relating to the prospective portfolio company’s management, industry, markets, products, services and competitors.

One or more of the foregoing may not be appropriate and therefore not performed with respect to any particular prospective portfolio company.

Investment Structure

Once the Investment Manager has determined that a prospective portfolio company is suitable for investment, the Investment Manager typically will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. The Investment Manager will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the prospective portfolio company’s capital structure.

The Investment Manager seeks to structure our debt investments to provide for relatively high fixed or floating interest rates that will provide us with significant current interest income. These debt instruments typically will have interest-only payments in the early years, with amortization of principal deferred to the later years. In some cases, we invest in debt instruments that, by their terms, convert into equity or additional debt securities or defer payments of cash interest for the first several years after investment. Typically, these debt instruments have maturities of one to ten years.

The Investment Manager invests a portion of our assets in senior secured loans. These senior secured loans typically have terms of one to ten years. They are typically supported by first or second liens on collateral on all or a portion of the assets of the borrower or on assets of affiliates of the borrower, or both.

The Investment Manager generally structures equity investments as common and preferred shares or interests, including convertible preferred shares or interests, in corporations, limited partnerships, or limited liability companies.

The Investment Manager tailors the terms of our investments to the circumstances of the transaction and the prospective portfolio company, negotiating a structure that seeks to protect our rights and to manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, where the Investment Manager structures a debt investment, it will seek to limit the downside potential of our investments by means of one or more of the following actions:

•	requiring a total return on investment (including both interest and potential equity appreciation) that compensates us adequately for our credit risk;

•	incorporating put rights and call protection into the investment structure; and

•

negotiating covenants that afford the portfolio companies with flexibility in managing their businesses, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, and board rights, including either observation or participation rights.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the common stock of portfolio companies. Thus, if a portfolio company appreciates in value, we may achieve additional investment returns from our equity interest in such company. The Investment Manager may structure the warrants or options to protect our rights as a minority-interest holder, as well as puts, which are rights to sell such securities back to the company upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests. We will seek to achieve additional investment return from the appreciation and sale of these warrants or options.

We expect to hold most of our debt investments to maturity or repayment, but will sell debt and equity investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if otherwise appropriate. In addition, with regard to any newly negotiated loans or investments originated by us, we may, contemporaneously with or subsequent to the origination of the loan or investment, sell all or a portion of the loan or investment to third parties.

Managerial Assistance

As a BDC, the Company, through PAM, will offer, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. The Company or PAM may receive fees for these services. PAM will provide managerial assistance on the Company’s behalf to those portfolio companies that request this assistance. Certain employees of PAM have experience providing managerial assistance to private operating companies like the Company’s portfolio companies, and such assistance has typically been related to board representation and to advice related to strategic and financing transactions. PAM otherwise has limited experience in providing significant managerial assistance to operating companies. Any compensation PAM or its employees receives from the portfolio companies for providing managerial assistance would be credited against amounts due to PAM from us.

Ongoing Relationships with Portfolio Companies

The Investment Manager monitors our portfolio companies on an ongoing basis. The Investment Manager monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each portfolio company.

The Investment Manager has several methods of evaluating and monitoring the performance of our investments, which may include any or all of the following:

•	review of available monthly, quarterly and annual financial statements and financial projections;

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if applicable, the financial or strategic sponsor, to discuss financial position, obligations and accomplishments;

•	comparisons to other companies in the industry; and

•	attendance at, or participation in, board meetings.

Other Investments

High Yield Bonds. We invest in high yield bonds, primarily registered bonds or bonds relying on the Rule 144A exemption that in either case are non-investment grade securities. Our investments in high yield bonds may have fixed or variable interest rates and various other interest features, including adjustable rates upon certain events, zero coupon, contingent, deferred and payment -in -kind interest, as well as maturities typically ranging from one year to ten years.

Non-investment grade debt securities, though high yielding, are characterized by high risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

The ratings of Moody’s Investors Service, Standard & Poor’s Corp. (S&P) and any other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that we invest in lower grade securities that have not been rated by a rating agency, our ability to achieve our investment objectives will be more dependent on the Investment Manager’s credit analysis than would be the case when we invest in rated securities.

Distressed Debt. We invest in debt securities and other obligations of distressed companies. Investment in distressed debt is speculative and involves significant risk, including possible loss of the principal invested. Distressed debt obligations may be paying interest or not paying interest, may be in violation of the issuer’s covenants, and generally trade at prices substantially lower than lower grade securities of companies in similar industries.

Equity Securities. We also invest in equity securities of issuers selected through the Investment Manager’s investment process. To the extent the equity securities consist of interests in limited partnerships, limited liability companies or other operating tax pass-through entities, we may face additional risks in satisfying certain of the RIC compliance tests.

Derivatives. We may, but are not required to, use various derivatives, including but not limited to those described below, to facilitate portfolio management, mitigate risks and generate total returns. The use of derivatives is generally accepted under modern portfolio management theory and occurs regularly in the portfolios of many mutual funds, closed-end funds and other institutional investors. Although the Investment Manager will seek to use its practices to further our investment objectives, no assurance can be given that these practices will achieve this result. In addition, the 1940 Act imposes certain restrictions that may limit the attractiveness of, or opportunity for, the use of derivatives.

We may enter into derivative transactions such as swaps (including credit default swaps, interest rate swaps and total rate of return swaps), options (purchased or written), structured products, futures contracts, commodities, forward contracts and other derivative instruments.

Flexibility

The Investment Manager intends to pursue the investment strategies described above as long as such strategies are in accord with our investment objectives.

Subject to certain limitations under the Code and the 1940 Act, including portfolio diversification requirements, the Company has broad and flexible investment authority. In order to maintain flexibility and to capitalize on investment opportunities as they arise, we are not required to invest any particular percentage of our portfolio in any type of investment, and the amount of the respective portfolio that is invested in any type of investment, or which is weighted in different sectors, can change at any time based on the availability of attractive market opportunities. Accordingly, our investments may at any time include positions in U.S. publicly traded or privately issued or negotiated common stocks, preferred stocks (including convertible and straight preferred stocks), stock warrants, options, and rights, corporate debt (senior and subordinated), bonds, bank debt, term loans, revolvers, mortgages, trade claims, notes (secured and unsecured), debentures, debt participations, convertible securities, fixed income securities, swaps (including credit default swaps, interest rate swaps and total rate of return swaps), options (purchased or written), structured products, futures contracts, commodities, forward contracts and other derivative instruments.

Subject to certain limitations under the Code and the 1940 Act, including limitations on transactions with affiliates, the Company has complete flexibility to create, invest in or organize (alone or in conjunction with others) or otherwise utilize special purpose subsidiaries or other special purpose investment vehicles, swaps or other derivatives or structured products to access investments, particularly in instances where the Investment Manager, in its sole discretion, determines that there is a potential tax, regulatory, finance, confidentiality or other advantage to such structured product, instrument or entity.

We may fund a portion of our investments through borrowings from banks or proceeds of issuances of debt or equity securities (including through transactions with affiliates to the extent permitted by applicable law), including commercial paper, senior notes, subordinated notes, or preferred or common shares. We have not determined the extent to which the Company will incur indebtedness or issue equity, except that we have entered into agreements governing indebtedness described elsewhere in this prospectus under the caption “—Operations of the Company—Financial Condition, Liquidity and Capital Resources.” Any decision to incur such indebtedness or to issue such equity will depend on the assessment by the Investment Manager of the attractiveness of available investment opportunities in relation to the costs and perceived risks of incurring any such indebtedness or issuing any such equity. Any decision to issue any securities will depend on our assessment of the attractiveness of the financing available from the private or public securities markets in relation to the costs and perceived risks of such offerings, as well as the costs and benefits of any regulatory or contractual requirements associated with such offerings.

Valuation Procedures

The Company’s assets are valued on a monthly basis or at such times that an event occurs which materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value, as determined in good faith by the Board of Directors. Many of the Company’s investments are illiquid. As a result, there is typically no readily available market value for the majority of the investments in the Company’s portfolio. As a BDC, Section 2(a)(41) of the 1940 Act requires the Board to determine in good faith the fair value of our portfolio securities for which a market price is not readily available, and it does so in conjunction with the Investment Manager’s application of the Company’s valuation procedures.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. In making fair value determinations, the following guidelines generally are used. Each individual investment is valued and unrealized depreciation is recorded for an investment that we believe has decreased in value, including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not exceed the current carrying value of our debt or equity investment. We likewise record unrealized appreciation if the results of the analyses described below indicate that such investment has increased in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith may differ materially from the values that would have been used had a ready market existed for the investments.

Valuations are adjusted on a monthly basis to reflect the change in the valuation of each investment in our portfolio, unless we become aware of the occurrence of an event requiring a material change to a valuation, in which case we adjust valuations as soon as practicable thereafter. After completion of our initial public offering, we will report valuations in a manner consistent with our obligations as a public reporting company under the Exchange Act. Any changes in value are recorded in our statement of operations as “net realized and change in unrealized gains on investments.”

For investments where a market price is readily available:

Investments that are listed on an exchange (whether domestic or foreign), including the NASDAQ National Market, and are freely transferable, are valued at their last sale price on such exchange during the regular or primary trading session on the date of determination or “official closing price” (if applicable), or, if no sales occurred on such date, at the midpoint of the “bid” and the “asked” price at the close of business on such day. Loans or investments traded over the counter and not listed on an exchange, and that are freely transferable, are valued at a price obtained from third-party pricing services, including where appropriate multiple broker dealers, as determined by the Investment Manager. Options that are listed on a national options exchange are valued at their last sale price on the principal market on which such options have traded on such date; provided, however, that if the last sale price of such options does not fall within the last “bid” and “asked” price for such options on such date, the options are valued at the midpoint of the last “bid” and “asked” price for such options on such date as determined by the Investment Manager. The market value of a commodity future, forward or similar contract or any option on any such instrument traded on an exchange is the most recent available closing quotation on such exchange

Notwithstanding the foregoing, if in our reasonable judgment, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, such security will be valued at a price that reflects such security’s fair value.

For investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available are valued at a price that reflects such security’s fair value.

With respect to such investments, the investments are reviewed and valued using one or more of the following types of financial and credit analyses, including the income approach, the market comparable approach, and the transaction approach. The choice of analyses, and the weight assigned to factors within the approaches, may vary across investments and may change within an investment if events occur that warrant such a change. The following is an explanation of some of these review and valuation methods:

•

The income approach utilizes the discounted cash flow, or DCF, method of valuation and includes a terminal value/exit multiple. The present value resulting from this analysis is then discounted to reflect the illiquid nature of the investment. Where applicable, other factors such as a minority, or non-control, position are considered.

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The market comparable approach examines publicly traded companies within the same industry as the portfolio company’s business. Market derived multiples based upon such measures as earnings, book value, cash flow and revenues are typically applied to the appropriate indicators of the portfolio company’s business to determine a value.

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The transaction approach examines valuations determined in connection with acquisitions of either publicly traded or privately held companies within the same industry as the portfolio company. In addition, when an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to test or corroborate its valuation.

Other information that is used with these methods, where relevant, to value an investment may include analysis of the company’s profitability and performance against projections, default or bankruptcy, transactions in such securities or similar securities, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company operates, comparisons of financial ratios of peer companies that are public, appraisals, material changes in interest rates impacting fixed rate debt, book value, replacement cost, or other factors deemed applicable. In the case of de minimis investments, or in cases where an investment has recently been made and it has been determined that cost represents fair value, an investment is valued at cost.

Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith may differ materially from the values that would have been used had a ready market existed for the investments.

Fair value of reference assets related to total return swaps is measured using the same methodology described above for all other investments.

Fair value of credit default swaps and interest rate swaps is based on a pricing model that utilizes quoted inputs, including among other things, yield curves.

The Company has a multi-tiered valuation process. Each month, pursuant to the valuation responsibilities delegated to it by the Board of Directors, the Investment Manager performs a valuation review which includes review of internal models and review of any material events impacting the portfolio. If, at any time other than the end of a quarter, a valuation of any or all of the Company’s assets is deemed necessary or advisable in our reasonable judgment, the Investment Manager performs a valuation review similar to the monthly review. In addition to these valuations, if, in our reasonable judgment, the then current valuation for any security held by us does not accurately reflect the fair value of that security, then that security will be valued at a price that reflects such security’s fair value.

Monthly and any other intra-quarter valuation reviews are reported to the Board of Directors no later than at the next following quarterly meeting of the Board. In addition, on a quarterly basis, the Investment Manager’s conclusions regarding the fair value of certain investments are reviewed by an independent valuation firm pursuant to certain limited procedures referred to below as the “Procedures” under the caption “—Independent Valuation Firm.”.

Quarterly valuation process for investments for which a market price is not readily available:

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Our investment professionals, along with the senior officer responsible for the portfolio company relationship, meet with the Vice President, Portfolio Valuation, who assigns a value for each portfolio company or investment based on the process described above.

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The models and documentation generated by the Vice President, Portfolio Valuation based on the information from the investment professionals, are reviewed with the Chief Investment Officer and then, if appropriate based on the criteria described above, are delivered (along with the valuations determined by the Investment Manager) to the independent valuation firm for independent review pursuant to the Procedures.

Quarterly valuation process for all investments (including investments for which market price is readily available):

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Our Chief Investment Officer and Chief Operating Officer meet with the Vice President, Portfolio Valuation and senior executives of the Investment Manager, including its head trader, to discuss the valuation results for all investments.

•	Valuation documentation is distributed to the Board of Directors.

•	The audit committee of the Board of Directors meets with the independent valuation firm to discuss the assistance provided by it and the results of the firm’s review pursuant to the Procedures.

•	The Board of Directors and the senior executives of the Investment Manager meet to review the valuation of the entire portfolio recommended by the Investment Manager.

•	The Board of Directors determines the fair value of the portfolio in good faith.

Independent Valuation Firm

The valuation of our portfolio is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value, as determined in good faith by, or by the Administrator under the direction of, the Board of Directors. We have retained an independent valuation firm to provide third party valuation consulting services to the Company on a quarterly basis that consist of certain limited procedures that the Company identifies and requests them to perform (the “Procedures”). Upon completion of the Procedures, the independent valuation firm assesses whether the fair value of those investments subjected to the Procedures do not appear to be unreasonable. The Procedures do not involve an audit, review compilation or any other form of examination or attestation under generally accepted auditing standards.

On a quarterly basis, the independent valuation firm performs the Procedures for each investment in any issuer whose securities owned by the Company aggregate to an amount greater than $10 million. Moreover, on a rotational basis, the independent valuation firm performs the Procedures at least once over a twelve-month period for each investment in any issuer whose securities owned by us aggregate to an amount greater than $1 million but less than or equal to $10 million. Lastly, the independent valuation firm does not perform the Procedures for investments in issuers whose securities owned by the Company aggregate to an amount equal to or less than $1 million; provided, however, that if, during any fiscal quarter, more than 3% of our net asset value consists of investments in issuers whose securities owned by us aggregate to an amount equal to or less than $1 million, then the independent valuation firm performs the Procedures for each investment in issuers whose securities then owned by the Company aggregate to an amount greater than $500,000 at least once over the twelve-month period following the most recent quarter in which the 3% criterion was not met.

Operations of the Company

Revenues

The Company generates revenue in the form of interest payments received on the debt it holds, dividends received on preferred and common equity interests it holds, and capital gains on warrants and other debt or equity interests that it acquires in portfolio companies. Our portfolio of debt instruments has maturities of one to ten years and typically bears interest at a fixed or floating rate. Other securities may have shorter or longer terms. Interest on debt securities are payable generally monthly, quarterly or semi-annually, with the amortization of principal often being deferred for several years from the date of the initial investment. In some cases, the instrument defers payments of cash interest for the first several years. The principal amount of the debt securities and any accrued but unpaid interest generally become due at the maturity date. In addition, we generate revenue in the form of commitment, funding and other origination fees, prepayment penalties, amortization of original issue discount and other fees that are administrative in nature. Any such revenues are generated in connection with our investments and recognized over the life of the related investment (or, in the case of prepayment penalties and fees that are administrative in nature, upon receipt)

Expenses

The Company’s primary operating expenses currently include interest expense and fees payable on any debt incurred by the Company to finance its investments, the payment of advisory fees, including fees paid to the Investment Manager pursuant to the Investment Management Agreement, fees paid to its outside legal, accounting and valuation providers, and the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs.

The Company bears all costs and expenses of its operations and transactions, including those relating to:

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General expenses of the Company: organization and offering expenses; fees and expenses of the independent directors, the Board of Directors and the Board of Directors’ audit committee, nominating and corporate governance committee, compensation committee and other committees (if any), including, without limitation, the fees and expenses of any counsel, employees, experts or advisors retained by them; the Company’s fidelity bond, directors and officers and errors and omissions liability insurance, and any other insurance premiums; expenses in connection with calculating the Company’s net asset value (including, without limitation, the cost and expenses of any independent valuation firm); transfer agent and custodial fees; federal, state and local taxes; independent auditors and outside legal costs.

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Expenses related to the Company’s investments: expenses incurred by the Investment Manager payable to third parties, including, without limitation, agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its actual or prospective portfolio companies; interest payable on, and fees associated with, debt, if any, incurred to finance the Company’s investments; investment advisory and management fees payable to the Investment Manager; transaction costs and other expenses of Company investments, including, without limitation, broker-dealer commissions, costs of any trading firms as described in the Investment Management Agreement and costs of any hedging activities on behalf of the Company; and any other fees and expenses, including, without limitation, indemnification payments permissible under applicable law, payable to third parties, including, without limitation, agents, consultants, finders, investment bankers or other advisors, relating to, or associated with, evaluating and making investments in actual or prospective portfolio companies.

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Expenses related to the administration of the Company’s affairs: such costs and expenses include, but are not limited to costs of preparing and filing reports or other documents required by the SEC or any other applicable regulatory agency; costs of any reports, proxy statements or other notices to stockholders, including, without limitation, printing costs; direct costs and expenses of administrative services, including, without limitation, secretarial and other staff, printing mailing, long distance telephone, copying; the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs; and all other expenses incurred by the Company or the

Administrator in connection with administering the Company’s business, including without limitation, federal and state registration fees; offerings of the Company’s common stock and other securities and all costs of registration and listing the Company’s shares on any securities exchange.

The expenses charged or allocable to the Company pursuant to its Administrative Services Agreement received initial approval, and are subject to ongoing approval, by our Board of Directors, and those charged or allocable by the Investment Manager received initial stockholder and board approval and are subject to ongoing board approval.

Financial Condition, Liquidity and Capital Resources

The Company generates cash primarily from its operations, including interest earned from the temporary investment of cash in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, the Company expects to fund a portion of its investments through borrowings from banks or issuances of debt or equity securities, including commercial paper, senior notes, subordinated notes, or preferred or common shares. We have not determined the extent to which we will incur indebtedness or issue equity; however, we have entered into the Credit Facility and issued notes as described below. Any decision to incur leverage will depend on our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of incurring any such indebtedness or issuing any such equity. Any decision to issue securities will depend on our assessment of the attractiveness of the financing available from the private or public securities markets in relation to the costs and perceived risks of such offerings, as well as the costs and benefits of any regulatory or contractual requirements associated with such offerings. In the future, the Company may also securitize a portion of its loans or other assets. Our primary use of funds will be investments in portfolio companies, interest expense and fees payable on any debt we have incurred, payment of investment advisory and management fees to our Investment Manager, and cash distributions to holders of our equity interests. As of September 30, 2009, the Company had investments at fair value, as depicted in our statement of assets and liabilities included elsewhere in this registration statement, of approximately $681 million.

On March 22, 2007, we established a three-year $225 million committed senior secured revolving Credit Facility, which was increased to $250 million on April 11, 2007, with a group of lending institutions, under which we had $118 million of indebtedness outstanding as of September 30, 2009.

In addition, on January 30, 2008, we entered into the Note Purchase Agreement, pursuant to which an affiliate of our largest stockholder, PSSMF, agreed to purchase notes issued by the Company. The remaining commitment under the Note Purchase Agreement provides for the purchase of a series of notes in an amount not to exceed $50 million. The notes mature on January 30, 2011 and bear interest at a rate equal to LIBOR plus 375 basis points. Although we may not have any indebtedness outstanding under the Note Purchase Agreement at the maturity date, our affiliate’s commitment is unlikely to be increased, renewed or extended as a result of the ongoing liquidation of PSSMF. As of November 30, 2009, we had no outstanding indebtedness to the affiliate.

For additional information regarding the amended Credit Facility or the Note Purchase Agreement, see the disclosure elsewhere in this prospectus under the captions “Use of Proceeds” and “Obligations and Indebtedness.”

At December 31, 2006, the Company’s sole method of raising debt financing had been through the use of total return swaps. A total return swap is a customized derivative instrument that entitles the Company to certain payments on the gain or loss on the value of an underlying security or securities, referred to as the reference asset or assets. The economic intent of the swap arrangements is to pass on the investment returns experienced in the reference asset portfolios to the Company. Under a total return swap, the Company enters into an agreement in which the counterparty agrees to pay the Company the total return (e.g., cash flow stream and capital gains) of the notional amount of the reference asset. In exchange, the counterparty receives from the Company a stream of interest payments (typically LIBOR based) and any capital depreciation on the notional amount of the reference asset. The Company also posts cash collateral with the counterparty to protect the counterparty from market risk relating to the reference asset. Concurrently with this agreement, the counterparty may agree to acquire the reference asset directly from the Company or from a third party. The counterparty funds the purchase of the asset and is the record holder of the asset. The counterparty is freely able to transfer, sell or hypothecate the asset and effectively controls such asset. The Company has from time to time been required to post cash collateral in a range from approximately 30% to 100% of the fair value of the reference asset in order to obtain the total return on the asset. Total return swap arrangements allow the Company to earn the total return on reference assets and to finance the entire purchase of reference assets, while utilizing cash only to fund required collateral. The Company has entered into swap agreements with large commercial and investment banks that have investment grade ratings. As of November 30, 2009, we had approximately $23 million of aggregate notional amount of reference assets to total return swaps and approximately $23 million in collateral posted to total return swap counterparties.

Employees

We do not currently have any employees and do not expect in the future to have any employees. Services necessary for our business will be provided by individuals who are employees of the Investment Manager, pursuant to the terms of the Investment Management Agreement and the Administrative Services Agreement. Each of our executive officers described under “Management—Board of Directors and Executive Officers” is an employee of the Investment Manager. Our day-to-day investment operations will be managed by the Investment Manager. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Investment Manager. In addition, we will reimburse the Investment Manager for the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs. For additional information on this matter, see the disclosure elsewhere in this prospectus under the caption “Management—Administrative Services Agreement.”

Competition

Our primary competitors in providing financing to middle market companies include other business development companies, public and private funds, commercial and investment banks, commercial finance companies, insurance companies, high-yield investors, hedge funds and private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing opportunities than we have. Several other business development companies have recently raised, or are trying to raise, significant amounts of capital and may have investment objectives that overlap with ours, which may create competition for investment opportunities. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a BDC. For additional information concerning the competitive risks we face, see the disclosure elsewhere in this prospectus under the caption “Risk Factors—Risks Related to our Business—We operate in a highly competitive market for investment opportunities.”

Listed below are our top ten investments (including those held in subsidiaries) and industries based on the percentage each represents of our total assets as of September 30, 2009:

Name	Industry
Transload America Inc.	Commercial Services and Supplies
Patriot Rail Corp.	Transportation
BioEnergy Holdings, LLC.	Energy
Schuff International, Inc.	Materials
American Racing & Entertainment LLC	Consumer Services
Lion Copolymer LLC	Capital Goods
Westside Transload, LLC	Commercial & Professional Services
Military Parts Exchange LLC	Capital Goods
CapRock Holdings Inc.	Telecommunications Services
Atkins Nutritionals, Inc.	Food, Beverage & Tobacco

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which the Company or any of its wholly owned subsidiaries (excluding off-balance sheet investments, if any) had an investment at September 30, 2009. Notwithstanding the categorization criteria described below, percentages shown in the column captioned “% of Class Held” for a class of investment securities held by us represent the percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for common equity securities represent the actual percentage of the class of security held but do not give effect to the exercise or conversion of any warrant, option or convertible instrument. The amounts shown in the column captioned “Fair Value ($)” for a class of investment securities held by us represent the fair value at September 30, 2009 for such class of investment securities as determined in good faith by the Board of Directors in accordance with the valuation procedures described in the disclosure contained elsewhere in this prospectus under the caption “Business—Valuation Procedures. We have included in Annex A attached to this prospectus certain recent financial and portfolio information that, as of the date of this prospectus, has previously been made available to our current stockholders and to the investors in PSSMF and not otherwise available to you through the financial statements and data contained in this prospectus.

The portfolio companies are presented in three categories: “companies more than 25% owned” which comprises portfolio companies in which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” which comprises portfolio companies in which we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned” which comprises portfolio companies in which we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and in which we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies that are part of our 70% qualifying asset category. See “Regulation – Qualifying Assets.”

Company	Industry	Title of Securities Held by Us	% of Class Held	Fair Value ($)
Companies more than 25% owned (by voting)
CDH II LLC (Colt Defense) (1)	Capital Goods	Common Equity	100.0%	8,663,163
c/o Sciens Capital Partners
767 Fifth Ave., Suite 4605
New York, NY 10153
Plainfield Howard Acquisitions LLC	Real Estate	Common Equity	100.0%	17,305,089
100 West Putnam Ave.
Greenwich, CT 06830
Fast Track Realty, LLC (2)	Commercial & Professional Services	1st Lien Debt		955,051
5600 Westside Ave.
North Bergen, NJ 07047
Military Parts Exchange LLC	Capital Goods	1st Lien Debt		18,509,145
1201 Northwest 6th St.		Common Equity	87.1%	4,019,327
Pompano Beach, FL 33069

Wyoming Entertainment LLC	Consumer Services	1st Lien Debt		8,381,393
2441 Impala Drive		Common Equity	80.0%	0
Carlsbad, CA 92010
Montana Entertainment LLC	Consumer Services	Common Equity	80.0%	0
2441 Impala Drive
Carlsbad, CA 92010
Bellator Sport Worldwide LLC	Media	1st Lien Debt		2,916,624
935 North Kenter Ave.		Common Equity	51.6%	2,251,581
Los Angeles, CA 90049
TransLoad America Inc.	Commercial & Professional Services	1st Lien Debt		64,773,476
76 South Orange Avenue		Common Equity	51.0%	3,137,025
South Orange, NJ 07079
American Racing and Entertainment LLC	Consumer Services	1st Lien Debt		9,532,029
125 Park Ave.		2nd Lien Debt		28,267,401
New York, NY 10017		Common Equity	50.0%	1,689,766
Patriot Rail Holdings, LLC	Transportation	Common Equity	49.0%	16,759,336
2255 Glades Road
Boca Raton, FL 33431
Patriot Rail Corp. (2)	Transportation	1st Lien Debt		32,638,635
2255 Glades Road		2nd Lien Debt		12,204,988
Boca Raton, FL 33431
BioEnergy Holdings, LLC	Energy	1st Lien Debt		41,042,051
99 Longwater Drive		Common Equity	45.2%	11,076
Suite 201
Norwell, MA 02061
Airborne Tactical Advantage Company LLC	Capital Goods	1st Lien Debt		11,491,457
1 Lear Drive		Preferred Equity		1,229,143
Newport News, VA 23602		Common Equity	36.8%	1,787,768
Casino Monte Lago Holdings LLC	Consumer Services	Common Equity	33.3%	312,188
8 Strada di Villaggio
Henderson, NV 89011
Ciri Lakeside Gaming Investors, LLC (2)	Consumer Services	1st Lien Debt		0
8 Strada Di Villaggio
Henderson, NV 89011

Companies more than 5% to 25% owned (by voting)
Myriant Technologies LLC	Energy	1st Lien Debt		6,443,814
1 Pinehill Dr Batterymarcy		Common Equity	23.2%	8,786,911
Quincy, MA 02169		Warrants		1,536,382
Schuff International, Inc.	Materials	Unsecured/ Subordinated		16,633,933
420 S. 19th Avenue		Common Equity	22.2%	23,546,806
Phoenix, AZ 85009
West World Media, LLC	Media	1st Lien Debt		15,432,922
63 Copps Hill Road		Common Equity	19.7%	1,358,986
Ridgefield, CT 06877
The Elk Horn Coal Company, LLC	Energy	Common Equity	17.5%	13,892,753
544 South Lake Drive
Prestonburg, KY 41653
BioEnergy International, LLC	Energy	Common Equity	17.2%	0
99 Longwater Drive		Warrants		0
Suite 201
Norwell, MA 02061
Solsil, Inc.	Materials	Common Equity	13.5%	4,293,685
County Road 32
Beverly, OH 45715
You Technology, Inc (3)	Software & Services	1st Lien Debt		5,177,058
1625 South Congress Ave.		2nd Lien Debt		2,253,344
Delray Beach, FL 33445
YTAC Holdings, Inc.	Software & Services	Common Equity	10.4%	0
1625 South Congress Ave.
Delray Beach, FL 33445
Crayons, Inc.	Food, Beverage & Tobacco	Preferred Equity	5.0%	515,509
100 First Street, Suite 100-240		Warrants		2,658
San Francisco, CA 94105
Colt Defense LLC (2)	Capital Goods	Unsecured/ Subordinated		10,187,688
547 New Park Ave
West Hartford, CT 06110

Globe Specialty Metals, Inc. (4)	Materials	Common Equity	2.3%	11,409,298
One Penn Plaza, Suite 2514
New York, NY 10119
Companies less than 5% owned (by voting)
NCP ATK Co Invest, LP (Atkins) (5)	Food, Beverage & Tobacco	Common Equity	31.3%	13,101,036
183 East Putnam Ave.
Greenwich, CT 06830
Palmetto Holdings LLC	Materials	Common Equity	4.4%	0
435 Old Mt. Holly Road
Mt. Holly, SC 29445
Milagro Holdings, LLC	Energy	2nd Lien Debt		15,464,772
1401 McKinney, Suite 925		Common Equity	4.3%	3,348,520
Houston, TX 77010
Energy Photovoltaics Inc.	Utilities	1st Lien Debt	3.1%	0
8 Marlen Drive		Warrants		0
Robbinsville, NJ 08691
Public Insight LP	Commercial & Professional Services	Common Equity	3.0%	150,000
1901 Avenue of the Stars
Los Angeles, CA 90067
Penton Business Media Holdings, LLC	Media	2nd Lien Debt	1.9%	2,916,663
1300 East 9th Street
Cleveland, OH 44114
RDCC Holdings LLC	Insurance	Common Equity	1.3%	0
910 Skokie Boulevard
Northbrook, IL 60062
Ze-Gen, Inc.	Utilities	Preferred Equity	0.5%	100,000
70 Franklin Street, 3rd Floor
Boston, MA 02110
United Site Services Holdings, Inc.	Commercial & Professional Services	Unsecured/ Subordinated	0.5%	4,187,305
200 Friberg Parkway
Westborough, MA 01582

BB Co-invest L.P.	Food, Beverage & Tobacco	Common Equity	0.5%	1,058,163
30 Rockefeller Plaza, 50th Floor
New York, NY 10020
Penta Water Company, Inc.	Food, Beverage & Tobacco	Unsecured/ Subordinated	0.1%	1,635,198
2091 Rutherford Road
Carlsbad, CA 92008
Westside Transload, LLC	Commercial & Professional Services	1st Lien Debt	0.02%	22,712,346
5600 Westside Ave.
North Bergen, NJ 07047
Alena Internet Corporation	Media	1st Lien Debt		250,000
6060 Center Dr., Suite 300
Los Angeles, CA 90045
American Gaming Group LLC	Consumer Services	1st Lien Debt		6,405,875
135 East 57th Street		Unsecured/ Subordinated		9,877,377
New York, NY 10022		Warrants		0
Atkins Nutritionals, Inc.	Food, Beverage & Tobacco	1st Lien Debt		8,231,808
105 Maxess Road, Suite N109
Melville, NY 11747
Bumble Bee Foods, LLC	Food, Beverage & Tobacco	2nd Lien Debt		8,196,104
9655 Granite Ridge Dr.
Suite 100
San Diego, CA 92123
CapRock Holdings, Inc.	Telecommunication Services	1st Lien Debt		1,218,333
4400 South Sam Houston		2nd Lien Debt		20,300,000
Parkway East
Houston, TX 77048
Carestream Health Inc.	Health Care Equipment & Services	2nd Lien Debt		6,112,500
150 Verona Street
Rochester, NY 14608

Cavtel Holdings, LLC	Telecommunication Services	1st Lien Debt	6,164,338
2134 West Laburnum Ave.
Richmond, VA 23227
Central Parking Corp.	Consumer Services	2nd Lien Debt	1,625,000
2401 21st Avenue South
Suite 200
Nashville, TN 37212
Checkers Drive-In Restaurants, Inc.	Consumer Services	1st Lien Debt	10,206,792
4300 West Cypress Street		2nd Lien Debt	10,800,000
Tampa, FL 33607
Clear Lake Country Club, LP	Real Estate	1st Lien Debt	8,402,493
5232 Aryshire Dr.
Dublin, OH 43017
Cratos CLO I Ltd.	Other-Structured Products	1st Lien Debt	12,800,000
3440 Preston Ridge Rd
Suites 350 & 400
Alpharetta, GA 30005
Deluxe Entertainment Services Group Inc.	Consumer Durables & Apparel	2nd Lien Debt	7,030,000
2400 Empire Ave.
Burbank, CA 91504
East Cameron Gas Company (6)	Energy	Unsecured/ Subordinated	6,005,265
PO Box 908
George Town, Grand Cayman
Cayman Islands
East Cameron Partners, LP.	Energy	1st Lien Debt	289,855
2425 Fountain View Dr. # 100
Houston, TX 77057
Ivy Hill Mid Market Credit Fund, LTD.	Other-Structured Products	Unsecured/ Subordinated	4,816,595
c/o Ares Capital Corporation
280 Park Ave., 22nd Floor
New York, NY 10017

JG Wentworth, LLC	Diversified Financials	Preferred Equity	0%	1,375,867
1 Penn Square West
Philadelphia, PA 19102
JW Aluminum Company	Materials	2nd Lien Debt		4,142,857
435 Old Mt. Holly Road
Mt. Holly, SC 29445
Lion Copolymer, LLC	Materials	2nd Lien Debt		24,727,513
5955 Scenic Highway
Baton Rouge, LA 70805-2044
MediLinQ, Incorporated	Health Care Equipment & Services	1st Lien Debt		0
1001 Fannin St., Ste 270
Houston, TX 77002-6711
Ormet Corp.	Materials	Warrants	0%	0
380 Southpointe Boulevard
Cantonsburg, PA 15317
Panavision Inc.	Consumer Durables & Apparel	2nd Lien Debt		1,460,938
6219 DeSoto Ave.
Woodland Hills, CA 91367
QCE LLC (Quiznos)	Consumer Services	2nd Lien Debt		2,233,335
1475 Lawrence Street
Suite 400
Denver, CO 80202
Rexair, LLC	Household & Personal Products	1st Lien Debt		380,863
50 West Big Beaver, Suite 350
Troy, MI 48084

TriDec Acquisition Co., Inc.	Transportation	1st Lien Debt	6,937,722
800 Federal Boulevard		Warrants	0
Carteret, NJ 07008
TrueMRI Management Group, Inc.	Health Care Equipment & Services	1st Lien Debt	816,881
2500 East Ball Road
Anaheim, CA 92806
Weststate Land Partners, LLC	Consumer Services	2nd Lien Debt	240,000
c/o RFR Holding LLC
390 Park Ave.
New York, NY 10022
XOJET Inc.	Transportation	Warrants	13,383,637
959 Skyway Road
San Carlos, CA 94070

(1)	Through our 100% ownership of CDH II LLC, we indirectly own 7.72% of Colt Defense LLC.
(2)	Affiliated with a Controlled Investment.
(3)	Affiliated with an Affiliate Investment.
(4)	Globe Specialty Metals, Inc. is considered an affiliate due to the fact that our largest stockholder, PSSMF, holds additional common stock.
(5)

NCP- ATK Co-Invest I, LP is not considered “controlled” as our equity interest is a limited partnership interest. The general partner controls the company. Through our 31.3% ownership of NCP-ATK Co-Invest I, LP, we indirectly own 20.62% of Atkins Nutritionals, Inc.

(6)	East Cameron Gas Company’s assets are primarily in the United States.

Description of Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have an investment that represents greater than 5% of our total assets as of September 30, 2009:

Schuff International, Inc., through its subsidiaries, operates as an integrated fabricator and erector of structural steel and heavy steel for commercial and industrial construction projects such as high- and low-rise buildings and office complexes, hotels and casinos, hospitals, bridges, power plants, water storage tanks, tunnel liners and various customized products.

Transload America, Inc. operates rail-based transportation, loading and disposal of waste material, including municipal waste and construction and demolition debris.

Patriot Rail Corp. acquires and operates short line and regional freight railroads.

BioEnergy Holdings, LLC operates an ethanol manufacturing facility.

American Racing and Entertainment, LLC owns and operates two racinos in New York State.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of five members, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors and Executive Officers

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

The following information regarding the Board of Directors is as of :

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Max Holmes (1)		Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors	2007	2010

Karen Dykstra (1)		Chief Operating Officer, Chief Financial Officer and Director	2007	2012

Independent Directors
Nathaniel Gregory		Director	2007	2010

Paul N. Schwartz		Director	2007	2012

Robert E. Shields		Director	2007	2011

(1)	Mr. Holmes and Ms. Dykstra are interested persons, as defined in section 2(a)(19) of the 1940 Act, because of their positions with and ownership of the Investment Manager and their roles as officers of the Company.

Executive Officers Who Are Not Directors

The following information regarding our executive officers who are not directors is as of :

Name	Age	Position
Edward J. McNamara		General Counsel and Secretary

Celine Hannett		Controller and Treasurer

Michael R. Manley		Chief Compliance Officer

The address for each director is c/o Plainfield Direct Inc., 100 West Putnam Avenue, Greenwich, CT 06830.

Biographical Information

Directors

Our directors have been divided into two groups–interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Interested Directors

Max Holmes,    , is the Founder and Chief Investment Officer of Plainfield Asset Management LLC and the Chief Investment Officer, Chief Executive Officer and Chairman of the Board of Directors of the Company. Prior to founding Plainfield in February 2005, Max Holmes was the Head of the Distressed Securities Group and a Managing Director of D. E. Shaw & Co., L.P. As Head of the Distressed Securities Group, Mr. Holmes was a Co-Portfolio Manager for D. E. Shaw Laminar Portfolios, L.L.C. from 2002 through 2004. He was formerly a member of the Board of Directors of FAO Schwarz Inc., eToys Direct, Inc. and Sure Fit, Inc. From 1999 through January 2002, Mr. Holmes was the founder and Co-Head of the High Yield Group at RBC Capital Markets, a subsidiary of The Royal Bank of Canada, where he was Head of High Yield Origination and Capital Markets. From 1996 to 1999, Mr. Holmes was Head of High Yield Capital Markets and Head of High Yield Research at Gleacher NatWest Inc., a subsidiary of National Westminster Bank Plc. From 1991 to 1996, Mr. Holmes worked at Salomon Brothers Inc., where at various times he was Head of Bankruptcy Research, acted as Salomon’s High Yield Strategist, served as its lead representative on various creditors committees, and managed a proprietary distressed bond portfolio. From 1986 to 1989, Mr. Holmes worked at Drexel Burnham Lambert in Beverly Hills, California, first in the Corporate Finance Department and then in the High Yield and Convertible Securities Department. From 1984 to 1986, Mr. Holmes was a practicing attorney at Vinson & Elkins in Houston, Texas, where he represented commercial banks in a variety of bankruptcies, restructurings, high yield bond and merger and acquisition transactions. Mr. Holmes remains a member of the bar in New York and Texas. Mr. Holmes received a J.D. from Columbia Law School, an M.B.A. from Columbia University Graduate School of Business and received a B.A. from Harvard College in Philosophy. Since 1993, he has taught “Bankruptcy and Reorganization” at New York University Stern Graduate School of Business, where he remains an Adjunct Professor of Finance.

Karen Dykstra,    , is a partner of Plainfield Asset Management LLC and the Chief Operating Officer and Chief Financial Officer of the Company. Prior to joining the Company, Ms. Dykstra was the Chief Financial Officer of Automatic Data Processing, Inc. (NYSE: ADP), from 2003 through April 2006. ADP, at the time, was an $8.5 billion revenue provider of transaction processing and information-based business solutions with more than 590,000 clients worldwide. Ms. Dykstra joined ADP in 1981 and held a variety of roles with increasing responsibilities, including Vice President—Finance/Principal Financial Officer from 2001 to 2003, and Corporate Controller from 1999 to 2001. Ms. Dykstra also serves as a Director of Crane Co. (NYSE: CR); Gartner, Inc. (NYSE: IT); and AOL Inc. (NYSE: AOL). Ms. Dykstra received a B.S. in accounting from Rider College and an M.B.A. from Fairleigh Dickinson University.

Independent Directors

Nathaniel Gregory,    , is Adjunct Professor of Finance at the University of Chicago Graduate School of Business. From 1993-2004, Mr. Gregory was Chairman and CEO of NATCO Group Inc (NYSE: NTG). He was also a member of the private equity firm Capricorn Holdings LLC from 1995 to 2004 and has served as director of several companies including Mrs. Fields Cookies and Marine Drilling Company. Mr. Gregory received a B.A. from the University of North Carolina, an M.A. in Government from Georgetown University, and a Ph.D. in Economics from the University of Chicago.

Paul N. Schwartz,    , from 1980 until his retirement in April 2006 served in a variety of positions for Houston-based Maxxam Inc., including from 1998 to 2006 as its President and Chief Financial Officer. Mr. Schwartz was responsible for oversight of wholly owned forest products, real estate and racing activities. Mr. Schwartz has served on the board of Maxxam Inc., SLM Funding Corporation, United Financial Group, Inc., Intermark, and Triton, Inc. In addition, he has served as a board member and as Chairman of the Finance Committee for the Houston Symphony Society and is currently a trustee of the Textile Museum in Washington D.C. Mr. Schwartz received a B.A. in English from New York University and an M.B.A. from the Columbia University Graduate School of Business.

Robert E. Shields,    , is President and Chief Executive Officer of Lakeview Capital, Inc. and Vice Chairman of Questor Partners Holdings, Inc., parent of a private equity fund manager. Mr. Shields was formerly Chief Operating Officer of Questor Management Company, LLC from 1995 to 2003, and Vice Chairman of AlixPartners Holdings, Inc., parent of an international turnaround management, performance improvement and financial advisory firm. Mr. Shields has authored articles and books on the topics of mergers and acquisitions as well as corporate and securities law. He received an A.B. from the College of the Holy Cross and an LL.B. from New York University School of Law.

Executive Officers Who Are Not Directors

Edward J. McNamara,    , is the General Counsel and Secretary of the Company. Prior to joining the Company, Mr. McNamara was in the corporate department of Cravath, Swaine & Moore LLP from 1992 to 2005. At Cravath, Mr. McNamara’s corporate transactional practice included high yield and other debt and common stock offerings; bridge loan acquisition financings; leveraged buyouts and leveraged recapitalizations; dispositions and acquisitions; private equity transactions; and secured and unsecured syndicated financings. Mr. McNamara received an A.B. from Harvard College and a J.D. from Boalt Hall School of Law, University of California at Berkeley.

Celine Hannett,    , is the Controller and Treasurer of the Company. Prior to joining the Company, Ms. Hannett was Senior Executive Director, Treasurer of Purdue Pharma L.P., a large privately held pharmaceutical manufacturer in Stamford, CT from 2003 to 2006. From 1998 to 2003, Ms. Hannett worked at Automatic Data Processing, Inc., where she held various finance positions, including Vice President—Corporate Treasury. In addition, Ms. Hannett also held financial and operating positions at PepsiCo Inc., United Technologies Corporation and San Miguel Corporation. Ms. Hannett received a B.S. from the Ateneo de Manila University and an M.B.A. from the University of Chicago Graduate School of Business.

Michael R. Manley,    , is the Chief Compliance Officer of the Company. Prior to joining the Company, Mr. Manley served as President of PartMiner, Inc. from August of 2002 to April of 2007. PartMiner is a leading provider of information and procurement services to global electronics, defense/aerospace, telecommunications, and medical devices industries. Mr. Manley joined PartMiner in May of 1999 as its Vice President and General Counsel. From 1999 to 2007, Mr. Manley held various positions with the company, and served as PartMiner’s General Counsel from May 1999 to June 2006. From April 1993 to May 1999, Mr. Manley was an attorney with the law firm of Gould & Wilkie LLP, now known as Thompson Hine L.L.P., where he was responsible for building the firm’s New Media and Internet Practice. Mr. Manley received a B.A. from Yale College and a J.D. from the Fordham School of Law.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Gregory, Schwartz and Shields, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Schwartz serves as chairman of the audit committee. Our Board of Directors has determined that each of Nathaniel Gregory and Paul N. Schwartz is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The audit committee is also responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee members are Messrs. Gregory, Schwartz and Shields, none of whom is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Shields serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee considers nominees properly recommended by our stockholders.

Compensation Committee

Currently, the Board of Directors of the Company undertakes the responsibilities of a compensation committee. Following this offering, the Company will have a compensation committee. The compensation committee members will be Messrs. Gregory, Schwartz and Shields, none of whom is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Gregory will serve as chairman of the compensation committee. The compensation committee will review and recommend to the full Board for approval the compensation paid to our executive officers, but only to the extent that such compensation is paid by us (and not by the Investment Manager).

Compensation of Directors and Officers

The following table shows information regarding the compensation paid to the independent directors and officers for the periods indicated below. No compensation is paid to directors who are “interested persons” for their service as a director of the Company.

Compensation Table

Name of Person, Position		Fees Earned / Salary from Plainfield Direct		Bonus	Pension or Retirement Benefits Accrued as Part of Our Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from Plainfield Direct(2)
Independent directors
Nathaniel Gregory	2007		$50,000	None	None	None		$75,333
	2008	$					$
	2009	$					$
Paul N. Schwartz	2007		$50,000	None	None	None		$79,667
	2008	$					$
	2009	$					$
Robert E. Shields	2007		$50,000	None	None	None		$76,333
	2008	$					$
	2009	$					$
Interested directors
Max Holmes	2007		None	None	None	None		None
	2008
	2009
Karen Dykstra	2007		None	None	None	None		None
	2008
	2009
Officers
Edward J. McNamara, General Counsel and Secretary	2007		$100,000	$150,000	None	None		$250,000
	2008	$					$
	2009	$					$
Celine Hannett, Controller and Treasurer	2007		$100,000	$150,000	None	None		$250,000
	2008	$					$
	2009	$					$
Michael R. Manley, Chief Compliance Officer(3)	2007		$100,000	$150,000	None	None		$250,000
	2008	$					$
	2009	$					$

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	The amounts in this table represent the compensation for the relevant officer or director paid by the Company for the fiscal years ended December 31, 2007, 2008 and 2009. The Company has only paid compensation to these officers and directors beginning on May 1, 2007, the date of its election to be regulated as a business development company. Accordingly the amounts contained in this table for 2007 are prorated amounts for that part of the fiscal year ended December 31, 2007.
(3)	Mr. Manley was hired as Chief Compliance Officer on May 21, 2007. The amounts contained in this table were prorated for the fiscal year ended December 31, 2007 based on Mr. Manley’s start date.

All of our independent directors are compensated for their services to the Board through the 2007 Independent Directors’ Compensation Plan (the “Director Plan”). Pursuant to the Director Plan, the independent directors receive an annual fee of $75,000. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services in these capacities. All independent directors also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, including each telephonic committee or Board meeting attended. Director fees (including fees paid to committee chairmen) as well as Board meeting fees and committee meeting fees are each paid in arrears on a quarterly basis. Following this offering, these fees will generally be paid 50% in cash and 50% in shares of our common stock; provided, however, that if on any payment date the market price of our common stock is less than the net asset value per share, the common stock portion of the fees will be paid in cash. In the event any such amounts are paid in cash, the independent directors will, subject to any applicable restrictions, be encouraged to use such cash proceeds to purchase our common stock on the New York Stock Exchange. The Board has reserved and set aside a total of              shares of our common stock to be granted under the Plan. In addition to the compensation payable under the Directors Plan, we purchase directors’ liability insurance on behalf of all of our directors.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of January 1, 2010. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Plainfield Direct(1)
Independent Directors
Nathaniel Gregory (2)	Over $100,000
Paul N. Schwartz	None
Robert E. Shields	None
Interested Directors
Max Holmes (2) (3)	Over $100,000
Karen Dykstra (2)	Over $100,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
(2)	Ownership is direct or indirect through investments in PSSM.
(3)	Max Holmes may be deemed to have beneficial ownership of the shares owned by PSSMF as the managing member of and the majority owner of the Investment Manager, which has sole voting and investment power with respect to the shares owned by PSSMF. Mr. Holmes disclaims beneficial ownership of the shares, except to the extent of his indirect pecuniary interest in the Company through his ownership of Plainfield Capital LLC, as reflected in the table above.

Investment Management Agreement

Management Services

Pursuant to the terms of an Investment Management Agreement, the Investment Manager, subject to the overall supervision of our Board of Directors, serves as our Investment Manager and manages the day-to-day investment-related operations of, and provides investment management services to the Company. Under the terms of the Investment Management Agreement, the Investment Manager:

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purchases, holds, sells, sells short, covers and otherwise deals in securities and financial instruments of any sort and rights therein, including, without limitation, restricted and privately issued securities, on margin or otherwise;

•	writes, purchases, holds, sells and otherwise deals in put and call options of any sort and in any combination thereof;

•	purchases, holds, sells and otherwise deals in commodities, commodity contracts, commodity futures, financial futures and options in respect thereof;

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purchases, holds, sells and otherwise deals in swap contracts, partnership interests, interests in other investment companies or any other financial instruments that exist now or are hereafter created;

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opens, maintains, and closes cash and margin accounts with brokers; opens, maintains and closes bank accounts and draws checks or other orders for the payment of moneys; pledges securities for loans and borrows money, and enters into borrowing arrangements from brokers, banks and other financial institutions;

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enters into, makes and performs any other contracts, agreements or other undertakings it may deem necessary or advisable in conducting the business of the Company, including, without limitation, contracts, agreements, or other undertakings with persons, firms or corporations affiliated with the Investment Manager, to the extent permitted by applicable law, as may be necessary or proper in connection with the performance of the Investment Manager’s duties under the agreement;

•	on behalf of the Company, votes, exercises consents and exercises all other rights pertaining to securities and other assets of the Company;

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creates, invests in or organizes (alone or in conjunction with others, including, without limitation, to the extent permitted by applicable law, affiliates) or otherwise utilizes special purpose subsidiaries or other special purpose investment vehicles, to access investments, in instances where the Investment Manager, in its sole discretion, determines that there is a potential tax, regulatory, finance, confidentiality or other advantage to such entity; and

•	otherwise acts as the Investment Manager for, and supervises and manages, the investment and reinvestment of the Company’s assets.

The Investment Manager’s services under the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities or accounts. Such other entities or accounts may have investment objectives or may implement investment strategies similar or different to those of the Company. As such, to the extent a particular investment is suitable for both the Company and other clients of the Investment Manager or its directors, members, partners, stockholders, officers, employees, agents and affiliates, such investments will be allocated between the Company and the other clients in accordance with the policies and procedures of the Investment Manager or such other party and applicable law. Under such allocation procedures, the Company would generally not be given the opportunity to participate in certain investments made by other clients managed by the Investment Manager or such other parties, including affiliated parties of the Investment Manager, except pursuant to applicable law and published guidance of the SEC.

Management Fee and Incentive Fee

We pay the Investment Manager a fee for investment management services. The Investment Manager also charges a fee for investment management services to PSSMF, its largest stockholder, and so has taken steps to ensure that it does not impose duplicative charges on those investors for their indirect ownership of our shares.

Pursuant to the Investment Management Agreement, the fee we pay to the Investment Manager consists of two components—a management fee and an incentive fee. The cost of both the management fee and any incentive fee is ultimately borne by our common stockholders. To the extent permitted by applicable law, the Investment Manager may, with the consent of the Board of Directors of the Company, adopt a deferred compensation plan pursuant to which the Investment Manager may elect to defer all or a portion of its fees under the Investment Management Agreement for a specified period of time. A discussion regarding the basis for our Board of Director’s approval of our Investment Management Agreement will be included in our first annual report on Form 10-K filed subsequent to the effectiveness of this offering.

The management fee is calculated at an annual rate of 2.00% of the Company’s net assets, which means the Company’s total assets less its total liabilities, as reflected on its balance sheet in accordance with generally accepted accounting principles. The management fee is paid quarterly in arrears based on the average of the net asset valuations at the end of the two immediately preceding calendar quarters. The management fee for any partial quarter, including, without limitation, the initial partial quarter commencing from the date (the “Commencement Date”) of the filing of the Company’s notice to elect to be treated as a business development company, has been and will be appropriately pro rated.

The incentive fee has the following two parts:

Income Fee. One part, the income fee, is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including, without limitation, any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance or other fees that the Company receives from portfolio companies) accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including, without limitation, the management fee, expenses payable under the administrative services agreement between the Company and the Investment Manager, in its capacity as the Company’s administrator (the “Administrator”), including for providing significant managerial assistance, and any interest expense and dividends accrued or paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of each calendar quarter (the “Income Return”), is compared to a “hurdle” rate. For each calendar quarter, the quarterly hurdle, expressed as a percentage, equals 1.75%. The Company pays the Investment Manager an income fee with respect to the Company’s pre-incentive fee net investment income in each calendar quarter. The income fee is calculated as follows: (1) zero with respect to any calendar quarter in which the Income Return does not exceed the quarterly hurdle; (2) 100% of the Company’s pre-incentive fee net investment income with respect to that portion of the Income Return, if any, that exceeds the quarterly hurdle but is less than or equal to 125% of the quarterly hurdle with respect to any calendar quarter; and (3) 20% of the amount of the Company’s pre-incentive fee net investment income with respect to that portion of the Income Return, if any, that exceeds 125% of the quarterly hurdle with respect to any calendar quarter. These calculations are (x) appropriately prorated for any partial quarter, including, without limitation, the initial partial quarter commencing from the Commencement Date and (y) adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

Capital Gains Fee. The second part of the incentive fee, the capital gains fee, is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment management agreement as set out in that agreement), commencing on the Commencement Date. The capital gains fee is calculated for any applicable fiscal year by subtracting:

•	the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, from

•	the Company’s cumulative aggregate realized capital gains,

in each case calculated from the Commencement Date. If such amount is positive at the end of the applicable year, then the capital gains fee for such year is equal to 20% of such amount; provided, however, that such capital gains fee will be reduced by the aggregate amount of capital gains fees paid in all prior years. If such amount is negative, then the capital gains fee for such year is equal to zero. In the event that the investment management agreement shall terminate as of a date that is not a fiscal year end, the termination date shall be treated as though it were a fiscal year end for purposes of calculating and paying a capital gains fee. For purposes of calculating the capital gains fee:

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The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (i) the net sales price of each investment in the Company’s portfolio when sold and (ii) the accreted or amortized cost basis of such investment;

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The cumulative aggregate realized capital losses are calculated as the sum of the differences, if negative, between (i) the net sales price of each investment in the Company’s portfolio when sold and (ii) the accreted or amortized cost basis of such investment; and

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The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (i) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gains Fee calculation date and (ii) the accreted or amortized cost basis of such investment;

provided, however, that in each case the phrase “cost basis” is deemed to mean the acquisition cost of such investment as of the date of its acquisition by the Company (including, if applicable, acquisition by any of the subsidiaries of the Company); provided, further, however, that with respect to any investment held by the Company or any of the subsidiaries of the Company on the Commencement Date, “cost basis” shall be deemed to mean the fair value of such investment on the Commencement Date. The Company may, in the future, engage in financing arrangements or invest in certain structured finance securities or make similar investments. These types of transactions typically require the formation and use of special purpose entities. To the extent that the Company’s special purpose entities are qualifying special purpose entities, as defined in SFAS 140, then, the Company will recognize transfers of assets to these entities as sales, and the Investment Manager may receive a capital gains incentive fee in connection with sales of certain appreciated assets to these entities. The Company may also, from time to time, liquidate certain of its wholly owned portfolio companies without selling the assets held by those wholly owned portfolio companies. In certain cases where these liquidations are treated as taxable events, the Company may recognize any gains on the assets held by the wholly owned portfolio companies under GAAP. As such, the Company may receive a capital gains incentive fee in connection with such a liquidation, even though the Company would continue to own those assets after such a liquidation.

EXAMPLES OF INCENTIVE FEE CALCULATION

Examples of Determination of income fee:

The following notes apply to the examples of the determination of income fee below:

(1) The assumed hurdle rate is equal to one-fourth of 7%.

(2) Represents a 2.00% annualized management fee.

(3) Excludes organizational and offering expenses.

(4) The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 125% of the hurdle rate in any calendar quarter. Accordingly, we pay the Investment Manager an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the quarterly hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of our pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 125% of the quarterly hurdle rate with respect to any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate with respect to any calendar quarter. These calculations are appropriately pro rated for any partial quarter and adjusted for any share issuances or repurchases during the relevant quarter.

Example 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate = 1.75%(1)

Management fee = 0.50%(2)

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%(3)

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.55%

The income portion of the incentive fee, if any, would be:

None. Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income portion of the incentive fee.

Example 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.85%

Hurdle rate = 1.75% (1)

Management fee = 0.50% (2)

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%(3)

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.15%

The income portion of the incentive fee, if any, would be:

0.40% (100% × pre-incentive fee net investment income, subject to the “catch-up”(4)= 100% × (2.15% – 1.75%))

Example 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate = 1.75%(1)

Management fee = 0.50%(2)

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20% (3)

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.30%

Catch-up = 2.1875% – 1.75% = 0.4375%

The income portion of the incentive fee, if any, would be: 0.46%

((100% × 0.4375%) + (20% × (2.30% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

Examples of Determination of capital gains fee:

Example 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: capital gains fee of $6 million

Formula equals: $30 million realized capital gains on sale of Investment A multiplied by 20%

Year 3: None

Formula equals: $5 million (20% multiplied by ($30 million cumulative realized capital gains less $5 million unrealized capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains fee of $200,000

Formula equals: $6.2 million ($31 million cumulative aggregate realized capital gains multiplied by 20%) less $6 million (capital gains fee paid in Year 2)

Example 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: capital gains fee of $5 million

Formula equals: 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million aggregate unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains fee

Formula equals: $6.4 million (20% multiplied by $32 million (cumulative aggregate realized capital gains of $35 million less unrealized capital depreciation of $3 million)) less $5 million capital gains fee paid in Year 2

•	Year 4: capital gains fee of $0.6 million

Formula equals: $7 million (20% multiplied by cumulative aggregate realized capital gains of $35 million) less $6.4 million capital gains fee paid in Years 2 and 3.

•	Year 5: None (1)

Formula equals $5 million (20% multiplied by $25 million (cumulative aggregate realized capital gains of $35 million less cumulative realized capital losses of $10 million)) less $7 million aggregate capital gains fees paid in Year 2, Year 3, and Year 4.

(1) Note that, under these facts, at the end of Year 5, the cumulative aggregate capital gains fee received by the Investment Manager ($7 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)). However, by operation of the cumulative method of calculating the capital gains fee, on a going-forward basis no further capital gains fee could be taken by the Investment Manager until enough additional capital gains have been realized, net of any net realized capital losses or net unrealized depreciation, to exceed the cumulative aggregate total of $35 million.

Example 3

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $35 million, FMV of Investment B determined to be $20 million

Year 3: FMV of Investment B determined to be $31 million

Year 4: Investment B sold for $35 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None

Year 2: $1 million capital gains fee

Formula equals: 20% multiplied by $5 million (cumulative realized capital gains on Investment A of $15 million minus unrealized capital depreciation on Investment B of $10 million)

Year 3: $2 million capital gains fee

Formula equals: $3 million (20% multiplied by $15 million cumulative realized capital gains) less $1 million capital gains fee paid in Year 2

Year 4: $1 million capital gains fee

Formula equals: $4 million (20% multiplied by $20 million cumulative aggregate realized capital gains) less $3 million aggregate capital gains fees paid in Years 2 and 3 above

Expenses

The compensation of all investment professionals and other employees of the Investment Manager, when and to the extent engaged in providing investment advisory and management services under the Investment Management Agreement, as well as the routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Investment Manager and not by the Company. The Company bears all other costs and expenses of its operations and transactions, including, without limitation, those relating to:

(a) general expenses of the Company: organization and offering expenses; fees and expenses of the independent directors, the Board of Directors and the Board of Directors’ audit committee, nominating and corporate governance committee, compensation committee and other committees (if any), including, without limitation, the fees and expenses of any counsel, employees, experts or advisors retained by them; the Company’s fidelity bond, directors and officers and errors and omissions liability insurance, and any other insurance premiums; expenses in connection with calculating the Company’s net asset value (including, without limitation, the cost and expenses of any independent valuation firm); transfer agent and custodial fees; federal, state and local taxes; independent auditors and outside legal costs;

(b) expenses related to the Company’s investments: expenses incurred by the Investment Manager payable to third parties, including, without limitation, agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its actual or prospective portfolio companies; interest payable on, and fees associated with, debt, if any, incurred to finance the Company’s investments; investment advisory and management fees payable to the Investment Manager; transaction costs and other expenses of Company investments, including, without limitation, broker-dealer commissions, costs of any trading firms as described in the Investment Management Agreement and costs of any hedging activities on behalf of the Company; and any other fees and expenses, including, without limitation, indemnification payments permissible under applicable law, payable to third parties, including, without limitation, agents, consultants, finders, investment bankers or other advisors, relating to, or associated with, evaluating and making investments in actual or prospective portfolio companies; and

(c) expenses related to the administrative services provided to the Company: amounts payable under the Administrative Services Agreement.

Duration and Termination

The Investment Management Agreement continues annually, provided that such continuance is specifically approved at least annually by (a) the vote of the Company’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to the agreement or interested persons of any such party, in accordance with the requirements of the 1940 Act. To date, each of the approvals described in (a) and (b) have been obtained when required. The agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of a majority of the Company’s directors, or by the Investment Manager. The agreement will automatically terminate in the event of its assignment.

Indemnification

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager’s duties or by reason of the reckless disregard of the Investment Manager’s duties and obligations, the Investment Manager (and each of its officers, directors, managers, members, partners, agents, employees, controlling persons, stockholders and any other person or entity affiliated with the Investment Manager, including, without limitation, its general partner and the Administrator), are entitled to indemnification from the Company for any damages, losses, liabilities, costs and expenses (including, without limitation, judgments, fines, reasonable attorneys’ fees and expenses, and amounts paid or to be paid in settlement) incurred by such persons in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including, without limitation, an action or suit by or in the right of the Company or its security holders or any class action or suit) arising out of or otherwise based upon the performance of any of the Investment Manager’s duties or obligations under the Investment Management Agreement or otherwise as an Investment Manager of the Company, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to receipt of compensation for services. The Company shall, upon the request of a party entitled to indemnification under the Investment Management Agreement and to the extent legally permissible, advance amounts in connection with its indemnification obligation; provided, however, that if it is later determined that such party was not entitled to be indemnified, then such party shall promptly reimburse the Company for all advanced amounts.

Organization of the Investment Manager

Plainfield Asset Management LLC is a Delaware limited liability company that is registered as an Investment Manager under the Investment Advisers Act of 1940. The principal executive offices of Plainfield Asset Management LLC are 100 West Putnam Avenue, Greenwich CT 06830.

Board and Stockholder Approval of the Investment Management Agreement

At a meeting held on May 23, 2009, our Board of Directors including a majority of the directors who are not “interested persons,” approved the continuation of the Investment Management Agreement for a period of one year. In its consideration of the continuation of the Investment Management Agreement, the Board of Directors focused on information it had received relating to, among other things:

(i)	the nature, extent and quality of the advisory services to be provided to the Company by the Investment Manager;

(ii)	the investment performance of the Company and the Investment Manager;

(iii)	the projected costs to the Company of the services to be provided by the Investment Manager (including management fees, incentive fees and expenses) and a comparison of such costs compared to other business development companies;

(iv)	information about the services to be performed and the personnel performing such services under the Investment Management Agreement and the organizational capability of the Investment Manager to provide such services;

(v)	the possibility of obtaining similar services through an internally managed structure; and

(vi)	various other matters.

In approving the continuation of the Investment Management Agreement, a majority of our Board of Directors, including a majority of the directors who are not “interested persons” made the following determinations:

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the investment selection process employed by the Investment Manager, including the expected flow of transaction opportunities resulting from the expertise of our Investment Manager’s investment personnel, the Investment Manager’s investment philosophy, diligence procedures, investment structuring and monitoring of portfolio companies, each in light of the investment objectives of the Company. The Board also considered the Investment Manager’s personnel and their prior experience in connection with the types of investments made by us. In addition, the Board considered the other terms and conditions of the Investment Management Agreement. The Board concluded that the substantive terms of the Investment Management Agreement, and the nature, extent and quality of the services to be provided under the Investment Management Agreement are satisfactory. The Board considered that we have the ability to terminate the Investment Management Agreement without penalty upon 60 days’ written notice to the Investment Manager. The Board further considered that the Investment Manager is served by a team of investment professionals, and that these professionals have developed an investment process and an extensive network of relationships with intermediaries that focus on companies that meet our investment objectives.

Investment Performance. The Board of Directors reviewed the investment performance of the Company since inception and of the Investment Manager, as well as comparative data with respect to the investment performance of other business development companies and their externally managed investment advisors. The Board of Directors concluded that the investment performance of the Company and the Investment Manager, including in comparison with the other business development companies considered, was satisfactory, and that the Investment Manager was delivering results consistent with the investment objectives of the Company.

Costs of the Services Provided to the Company. The Board of Directors considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the management fees, incentive fees and expenses) of other business development companies with similar investment objectives, our projected operating expenses and expense ratio compared to other business development companies with similar investment objectives. The Board of Directors also considered other potential structures for the management fee. Based upon its review, the Board of Directors determined that the advisory fees to be paid under the Investment Management Agreement were not inconsistent with those payable under agreements of comparable business development companies described in the available market data.

Services, Personnel and Organizational Capability. The Board of Directors considered information regarding the nature of the services being provided by the Investment Manager under the Investment Management Agreement in connection with the personnel of the Investment Manager responsible for providing such services. The Board also considered the organizational capability of the Investment Manager with respect to its responsibilities to the Company pursuant to the Investment Management Agreement. In light of its review of information about the services to be performed, the Board determined that the personnel and organizational capability of the Investment Manager were adequate for the Investment Manager to perform its services under the Investment Management Agreement.

Other Matters Considered. In addition, our Board of Directors considered that our executive officers and the investment professionals of the Investment Manager will have substantial responsibilities in connection with their respective roles at the Investment Manager and with the other investment vehicles advised by the Investment Manager, as well as responsibilities to us under the Investment Management Agreement. They may also be called upon to provide managerial assistance to our portfolio companies on our behalf. These demands on their time, which will increase as the number of investments or other clients increase, may distract them or slow the rate of investment. The Board of Directors concluded that the judgment and performance of our senior management will not likely be materially impaired by those responsibilities.

In light of the wide variety of factors that our Board of Directors considered in connection with its evaluation of the continuation of the Investment Management Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board of Directors. Rather, the Board based its approval on the totality of information presented to and the investigation conducted by it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the abovementioned factors and discussion of the Investment Management Agreement, the Board of Directors (including a majority of the directors who are not “interested persons”) concluded that the investment management fee rates are fair and reasonable in relation to the services to be provided and approved the Investment Management Agreement as being in the best interests of the Company and the Company’s stockholders.

Administrative Services Agreement

Pursuant to the terms of an Administrative Services Agreement, the Administrator, subject to the overall supervision of our Board of Directors, acts as administrator of the Company, and furnishes, or arranges for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company as set out in the agreement. Under the agreement, the Administrator provides the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the Board of Directors, from time to time determines to be necessary or useful to perform its obligations under the agreement. The Administrator also, on behalf of the Company, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator makes reports to the directors of its performance of obligations under the agreement and furnishes advice and recommendations with respect to such other aspects of the business and affairs of the Company as it determines to be desirable; provided that nothing in the agreement will be construed to require the Administrator to, and the Administrator does not in its capacity as administrator, provide any advice or recommendation relating to the securities and other assets that the Company should purchase, retain or sell or any other investment advisory services to the Company.

The Administrator is responsible for the financial and other records that the Company is required to maintain and prepares reports to stockholders, and reports and other materials filed with the SEC or state securities commissions or other regulatory bodies, to the extent required. The Administrator , on the Company’s behalf, offers to provide and, upon receipt by the Administrator or the Company of an acceptance of such offer, will provide, significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. In addition, the Administrator assists the Company in determining and publishing the Company’s net asset value (and, as appropriate, working with, where applicable, the independent valuation firm or other third-party valuation firms), overseeing the preparation and filing of the Company’s tax returns, and the printing and dissemination of reports to stockholders of the Company, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

In full consideration of the provision of the services of the Administrator, the Company reimburses the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities under the Administrative Services Agreement. Such costs and expenses include, but are not limited to: costs of preparing and filing reports or other documents required by the SEC or any other applicable regulatory agency; costs of any reports, proxy statements or other notices to stockholders, including, without limitation, printing costs; direct costs and expenses of administrative services, including, without limitation, secretarial and other staff, printing, mailing, long distance telephone and copying; the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including, without limitation, federal and state registration fees; offerings of the Company’s common stock and other securities and all costs of registration and listing of the Company’s shares on any securities exchange.

Indemnification

The Administrative Services Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Administrator’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations, the Administrator (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator, including, without limitation, its general partner and the Investment Manager), are entitled to indemnification from the Company for any damages, loss, liabilities, costs and expenses (including, without limitation, judgments, fines, reasonable attorneys’ fees and expenses, and amounts reasonably paid or to be paid in settlement) incurred by such persons in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including, without limitation, an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under the Investment Management Agreement or otherwise as an Investment Manager of the Company. The Company shall, upon the request of a party entitled to indemnification under the Administrative Services Agreement and to the extent legally permissible, advance amounts in connection with its indemnification obligation; provided, however, that if it is later determined that such party was not entitled to be indemnified, then such party shall promptly reimburse the Company for all advanced amounts.

Board Approval of the Administrative Services Agreement

At a meeting held on May 23, 2009, our Board of Directors approved the continuation of the Administrative Services Agreement. In its consideration of the approval of the continuation of the Administrative Services Agreement, the Board concluded that: (i) the Administrative Services Agreement is in the best interest of the Company and its stockholders; (ii) the services to be rendered by the Administrator are required for the operation of the Company; (iii) the Administrator can provide services the nature and quality of which are at least equal to that provided by others offering the same or similar services; and (iv) the fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Trademark License Agreement

The Company has entered into a trademark license agreement with the Investment Manager, pursuant to which the Investment Manager has agreed to grant us a non-exclusive, royalty-free license to use the name “Plainfield.” The Company agrees to defend and hold harmless the Investment Manager from and against any liability, expenses and claims for damages arising from the Company’s breach of the representations, warranties and covenants in the trademark license agreement and from and against any claim or judgment that the licensed mark infringes or otherwise violates any proprietary right of any third party. Upon expiration or termination of the Investment Management Agreement, or in the event the Investment Manager otherwise ceases to serve as Investment Manager to the Company, the trademark license agreement will terminate. Upon the expiration or termination of the trademark license agreement, all rights granted to the Company under the agreement with respect to the name Plainfield will cease, and the Company will immediately have to discontinue its use of the name Plainfield. For six months following termination of the trademark license agreement, the Company will be required to specify on all public-facing materials in a prominent place and in prominent typeface that the Company is no longer operating under the name Plainfield and is no longer associated with the Investment Manager.

About Plainfield Asset Management LLC

Certain members and employees of the Investment Manager directly own shares of the Company or indirectly own interests in PSSMF and, as a result, indirectly own shares of the Company. Max Holmes, the Chairman and Chief Executive Officer of the Company and the Chief Investment Officer of the Investment Manager, Karen Dykstra, the Chief Financial Officer and Chief Operating Officer of the Company and Niv Harizman, the President of the Company also have ownership interests in the Investment Manager.

Portfolio Manager

Mr. Holmes and Mr. Sole are the persons primarily responsible for the day-to-day management of our portfolio, Mr. Holmes as Chief Investment Officer and Mr. Sole as Assistant Portfolio Manager. Mr. Holmes founded the Investment Manager in February 2005 and has been continuously employed by it since then. Biographical information with respect to Mr. Holmes is set out above. Mr. Holmes is the managing member of and owns a majority of the Investment Manager.

Marc Sole, , is a Managing Director and the Assistant Portfolio Manager of the Investment Manager. Prior to joining the Investment Manager, Mr. Sole was Co-Head of Research and Co-Portfolio Manager of D. E. Shaw’s U. S. credit-related opportunities portfolio. Mr. Sole joined D. E. Shaw & Co. in 2001 and previously held various positions in its Special Situations/Risk Arbitrage Group and its Distressed Securities Group. Prior to joining D. E. Shaw, Mr. Sole was an attorney in the corporate group at Cravath, Swaine & Moore LLP. He received an A. B. from Princeton University’s Woodrow Wilson School of Public and International Affairs and a J. D. from the Columbia School of Law.

Neither Mr. Holmes nor Mr. Sole receives any direct compensation from us.

The following table sets out the dollar range of our common stock beneficially owned by the portfolio manager as of .

Portfolio Manager	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)
Max Holmes	Over $1,000,000(2)

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Max Holmes will purchase $ of shares in this offering, and the Holmes Education Trust, a grantor trust for his children for which he acts as the asset manager, will purchase $ of shares in this offering. In addition, Max Holmes indirectly owns shares in PSSMF collectively representing a beneficial interest of approximately $ in the Company as of .

In addition, employees of the Investment Manager and other directors of the Company will purchase at least $ of shares in this offering.

Mr. Holmes has served as Chief Investment Officer since the inception of the Company. Mr. Sole has served as Assistant Portfolio Manager since February 2008.

Portfolio Manager Compensation

Mr. Holmes does not receive any base or discretionary compensation from the Investment Manager. Mr. Holmes derives financial benefits from his ownership interest in the Investment Manager.

Mr. Sole does receive base salary and is eligible for discretionary compensation from the Investment Manager. Such discretionary compensation is payable in the sole discretion of the Investment Manager. In making a determination to pay such compensation, the Investment Manager can take into account whatever factors it deems relevant at the time. Such factors may include the annual performance of the Company but it is not compared against any particular benchmark. No differences exist between the method used to determine Mr. Sole’s other compensation with respect to the Company and other accounts of the Investment Manager, except with respect to the deferred portion of a non-recurring special bonus received by Mr. Sole and a contingent payment for which Mr. Sole may be eligible, each of which is calculated with respect only to PSSMF.

Other Accounts Managed by the Portfolio Manager

As of             , Mr. Holmes and Mr. Sole are primarily responsible for the day-to-day portfolio management of the Company and of the following accounts:

Type of Account	Number of Accounts	Total Assets of Accounts±
Other registered investment companies	0		$0
Other pooled investment vehicles		$	*
Other accounts	0		$0

±	“Total Assets” means directly held assets plus the net worth of PSSMF’s wholly owned portfolio companies plus the notional value of reference assets to total return swaps.
*	The account referenced above is PSSMF and a portion of PSSMF’s total assets represents its investment in the Company. As a result, the advisory fee with respect to PSSMF is based, in part, on the performance of the Company.

Conflicts of Interest

Under the terms of the Investment Management Agreement, investment professionals of the Investment Manager serve or may serve as officers, directors or principals of other entities, or may otherwise conduct any other business, whether or not the entities or business compete with the Company. The Investment Manager currently manages other investment vehicles with an investment focus that partially overlaps with our focus, and may in the future sponsor or manage additional investment vehicles or other clients with a focus overlapping ours, which, in each case, could result in our competing for access to investment opportunities. Accordingly, the Investment Manager may have obligations to investors in that entity, or such additional investment vehicles or other clients, the fulfillment of which might not be in the best interests of the Company or its stockholders.

The Investment Manager or its affiliated parties may have conflicts of interest in allocating investments among the Company and the Investment Manager’s other clients and in effecting transactions for the Company and such other clients, including those in which the Investment Manager or its affiliated parties may have a greater financial interest. For example, the Investment Manager might earn higher fees from allocating investments to the other investment vehicle sponsored by it whose investment objectives partially overlap with ours, or other clients managed by the Investment Manager, rather than to us. Investments suitable for both the Company and other clients of the Investment Manager or its affiliated parties will be allocated based on the investment objectives of the respective clients and on a protocol adopted by the Investment Manager. Under this protocol, the Investment Manager considers various factors, including, among other things, tax considerations, regulatory issues, market conditions, overall investment objectives, current portfolio makeup, balance and exposure, and other equitable considerations, subject to applicable limitations under the Code and the 1940 Act. While the Investment Manager intends to follow this protocol, the protocol provides the Investment Manager with discretion in applying these factors. The protocol, and any proposed amendments of it from time to time, will be subject to the approval of our Board of Directors. There can be no assurance, however, that the Investment Manager’s efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company and not all conflicts of interest can be expected to be resolved in favor of the Company.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors and independent directors who, in each case, have no financial interest in the transaction, or in some cases, the prior approval of the SEC. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of our independent directors or in some cases the prior approval of the SEC. Moreover, except in certain limited circumstances, we are prohibited from buying any security from or selling any security to a holder of more than 25% of our voting securities, including our largest current stockholder, absent prior approval of the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company was capitalized by PSSMF and PDMF. PSSMF is a private investment pool that is currently managed by the Investment Manager and PDMF was a private investment pool that was managed by the Investment Manager prior to PDMF’s reorganization and liquidation in December of 2008. A substantial number of loans and investments previously owned by PSSMF together with cash, were transferred by PSSMF to the Company as equity capital contributions. We also purchased assets from PSSMF for cash. These transfers occurred at PSSMF’s then applicable valuation without brokerage fees or commissions. From July 1, 2006 through October 2, 2006, the Company also grew through subscriptions of new investors in PDMF, which invested all of its assets in the Company prior to its reorganization and liquidation. On July 3, 2008, the Company completed a $215 million private equity offering to an investor that was not previously associated with PAM. During the economic turmoil in the latter part of 2008, redemption requests led PDMF and certain affiliates to adopt a voluntary plan of liquidation, with redemptions effective as of December 31, 2008. Following this liquidation, our common stock is currently held by 13 stockholders.

As of September 30, 2009, we had $574 million in total equity capital, approximately 71% of which is held by our largest stockholder, PSSMF. PSSMF has adopted a voluntary plan of liquidation pursuant to which PSSMF is in the process of an orderly liquidation.

As a business development company, the Company is limited in its ability to participate in investment opportunities with other clients managed by the Investment Manager, or to make investments in companies in which other clients of the Investment Manager already hold an interest. The Company does not generally hold interests in portfolio companies in which PSSMF also holds an interest, aside from existing investments in five portfolio companies. Two of these investments were made prior to the time the Company elected to be treated as a business development company and, therefore, were not subject to the 1940 Act’s limitations on transactions with affiliated parties. Going forward, however, the Company may be limited in its ability to engage in additional transactions with these particular portfolio companies in light of applicable 1940 Act limitations. The Company may decide, in the future, to participate in co-investment opportunities with other clients managed by the Investment Manager, subject to compliance with applicable regulations and interpretations, and the Investment Manager’s allocation protocol. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

Registration Rights

We have entered into a registration rights agreement with PSSMF. Pursuant to the registration rights agreement, we have agreed that, upon demand by PSSMF (or certain permitted transferees ), we will file a registration statement to cover certain sales of the shares of common stock held by the requesting stockholder. The parties to the registration rights agreement have been granted the right to exercise a total of four such demands for registration. In addition, pursuant to the registration rights agreement, we have agreed to grant these holders piggyback registration rights to include the shares held by these holders in any registration statement that we file for shares of our common stock, subject to certain exceptions. All expenses incurred in connection with these registrations will be borne by the Company. As a result of the registration rights agreement, PSSMF will be entitled to have its shares included in any such registration statement, subject to certain restrictions contained in the registration rights agreement.

We will use our commercially reasonable best efforts to cause any such demand registration statement to be declared effective by the SEC on or prior to the 90th day following the filing of such registration statement with the SEC, subject to the exceptions provided for in the registration rights agreement.

The securities held by these holders will cease to be registrable securities and therefore we will not be required to include these securities in any such registration statement on the earlier of (i) the date on which such shares have been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which either such shares have been transferred pursuant to Rule 144, (iii) the date on which such shares are sold to us, (iv) the date on which all registrable securities held by any such holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144(k) or any successor provision under the Securities Act, or (v) such securities shall have ceased to be outstanding.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of                     , 2010 certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power with respect to stock of the Company.

Name and Address of Beneficial Owner	Shares owned	Percentage of common stock outstanding
Plainfield Special Situation Master Fund Limited(1)	46,858,332	71.26%
			%
Directors and officers as a group (2),(3):			%

(1)	PSSMF is a Cayman limited company. As the manager of PSSMF, the Investment Manager has sole voting and investment power with respect to shares listed in the table above. As such, the Investment Manager may be deemed to have beneficial ownership, as defined in the Exchange Act, of the shares. The Investment Manager disclaims beneficial ownership of the shares.
(2)	The address for all officers and directors is c/o Plainfield Direct Inc., 100 West Putnam Avenue, Greenwich, CT 06830.
(3)	Directors and officers own stock of the Company directly or indirectly through their indirect investments in PSSMF. Each director and officer disclaims voting and investment power with respect to any stock of the Company held indirectly through PSSMF because the Investment Manager to PSSMF has sole voting and investment power with respect to such stock.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, referred to as the “Plan,” that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends as described below.

No action is required on the part of a registered stockholder to have cash dividends reinvested in shares of our common stock. A registered stockholder may elect to terminate its participation in the Plan and receive its entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, referred to as the “Plan Administrator,” in writing so that such notice is received by the Plan Administrator no later than three (3) days prior to the applicable payment date for dividends to stockholders. Requests received less than three days prior to a payment date will not be honored and the dividend payable on that date will be reinvested in accordance with the Plan. However, all subsequent dividends will be paid out entirely in cash. The Plan Administrator will set up an account for shares acquired through the Plan for each stockholder who has not “opted out” and elected to receive dividends in cash. Such shares will be held in non-certificated form. Upon request by a stockholder participating in the Plan, the Plan Administrator will issue a certificate registered in the participant’s name for the number of whole shares of our common stock then held in non-certificated form in such participant’s account and a check for any fractional share.

If you hold your shares of our common stock with a brokerage firm that participates in the Plan , your dividends, including any capital gain dividends, will automatically be reinvested in additional shares of our common stock under the Plan unless you request the broker to do otherwise. If you are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid to you by your brokerage firm.

Whenever we declare a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of our common stock. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) directly from the Company (“newly-issued shares”) or (ii) on the open market (“open-market purchases”) on the NYSE or elsewhere.

If, on the payment date for any dividend, the market price per share plus estimated brokerage commissions is greater than the net asset value per share (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly-issued shares of our common stock, including fractions, on behalf of the Plan participants. The number of newly-issued shares of our common stock to be credited to each participant’s account will be determined by dividing such dividend amount by an amount equal to the greater of (i) the average of the reported last sales prices of the outstanding shares of common stock on the last 15 trading days prior to the payment date for such dividend and (ii) 95% of the market price per share on the payment date.

If, on the payment date for any dividend, the net asset value per share is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in shares of our common stock acquired on behalf of Plan participants through open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Company will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date in the third month thereafter. If, before the Plan Administrator has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Administrator may exceed the price of the shares referenced in the second preceding paragraph, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Administrator is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount by acquiring from the Company newly-issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

There will be no brokerage or other charges on newly issued shares to stockholders who participate in the Plan. The Plan Administrator’s fees under the plan will be paid by us. However, each participant will pay a pro rata share of brokerage or other charges incurred in connection with open-market purchases. If a participant elects by written notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commissions from the proceeds. These amounts may change from time to time.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as apply to stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the Plan by notifying the Plan Administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The Plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. We reserve the right to amend or terminate the plan. There is no direct service charge to participants in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants.

All correspondence, including requests for additional information, concerning the plan should be directed to the Plan Administrator by mail at American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 or by telephone at (718) 921-8200.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations relating to the Company and an investment in the Company. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Company or to all categories of investors, some of which may be subject to special tax rules. This summary assumes that investors hold their interests in the Company as capital assets within the meaning of the Code. The discussion is based upon the Code, U.S. Department of Treasury regulations, and administrative and judicial interpretations, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect.

Current and prospective investors are urged to consult their own tax adviser with respect to the specific consequences of an investment in the Company, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is an investor in the Company, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner of a partnership should consult its tax advisors with respect to the purchase, ownership and disposition of an investment in the Company.

For purposes of the following discussion, a “U.S. Holder” is an investor that is for U.S. federal income tax purposes: (i) a citizen or individual resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if either (1) a United States court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to continue to be treated as a U.S. person. A “Non-U.S. Holder” is an investor that is not a U.S. Holder.

The Company and Its Investments

The Company has elected to be, and intends to continue to qualify to be treated as, a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things: (a) derive at least 90% of its gross income in each taxable year from interest, dividends, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Company’s taxable year, (i) at least 50% of the market value of the Company’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Company’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Company controls, as determined under the Code, and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Any fee income received by the Company and not derived with respect to the Company’s business of investing in securities will not count toward satisfying the 90% gross income requirement.

The Company may invest in partnerships, including in qualified publicly traded partnerships, which may result in the Company’s being subject to state, local or foreign income, franchise or withholding tax liabilities. The Company currently owns subsidiaries that are classified as corporations for tax purposes and fully subject to corporate income taxation on their taxable income. In general, these subsidiaries earn income that, if earned directly by the Company, would not be qualifying income for purposes of the Company qualifying as a RIC. Dividends from these subsidiaries and gain from the sale of their stock is qualifying income for this purpose.

As a RIC, the Company will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its stockholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Company must distribute to its stockholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Company will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its stockholders.

The Code imposes a 4% nondeductible excise tax on the Company to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that calendar year; (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that calendar year; and (iii) any income realized but not distributed in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year-end. The Company did not pay such dividends in 2009, but anticipates paying them in 2010. Therefore, the Company will be subject to the 4% excise tax in 2010 with respect to the 2009 distribution requirement.

If, in any taxable year, the Company fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its stockholders will not be deductible by the Company in computing its taxable income. In addition, in the event of a failure to qualify, the Company’s distributions, to the extent derived from the Company’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to stockholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of stockholders taxed as individuals, and (ii) for the dividends received deduction in the case of corporate stockholders. Moreover, if the Company fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Company fails to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year the Company may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Company had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The Company may make certain investments that would subject it to special provisions of the Code that, among other things, may defer the use of certain deductions or losses and affect the holding period of securities held by the Company and the character of the gains or losses realized by it. These provisions may also require that the Company recognize income or gain without receiving cash with which to make distributions. In particular, it may recognize original issue discount if it acquires zero coupon securities, deferred interest securities, payment-in-kind securities or certain other securities, or if it receives warrants in connection with the making of a loan or possibly in other circumstances. Certain loans made by the Company may include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on the Company’s statements of cash flows. Any warrants that the Company receives in connection with its debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that the Company receives. Such original issue discount may be significant and generally will be included in income in the taxable year of accrual and before the Company receives any corresponding cash payments. The Company may also be required to include in income certain other amounts that it will not receive in cash.

Since in certain circumstances the Company may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, it may have to sell some investments at times it would not otherwise consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If it is not able to obtain cash from other sources to make such distributions, the Company may fail to qualify for the federal income tax benefits allowable to RICs and therefore may be subject to corporate-level income tax.

Gain or loss realized by the Company from investments in warrants as well as any loss attributable to the expiration of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Company held a particular warrant.

The Company’s investment in so-called “section 1256 contracts,” such as regulated futures contracts and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Company at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Company’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Company from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Company.

In general, gain or loss on a short sale is recognized when the Company closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Company’s hands. Except with respect to certain situations where the property used by the Company to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Company. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Company for more than one year. In general, the Company will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Interest, dividends or other income (including, in some cases, capital gains) received by the Company from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Company will not be eligible to elect to treat any foreign taxes it pays as paid by its stockholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Company will reduce the return from the Company’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Company were to elect otherwise.

Passive Foreign Investment Companies. If the Company purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Company to its stockholders. Additional charges in the nature of interest may be imposed on the Company in respect of deferred taxes arising from such distributions or gains.

If the Company were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Company would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Company, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Company would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Company may make a mark-to-market election that will result in the Company being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Company would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Company and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Company could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Company may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Company will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Stockholders

Dividends and Distributions. Dividends and other distributions by the Company are generally treated under the Code as received by the stockholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Company in October, November or December of any calendar year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Company not later than such December 31, provided such dividend is actually paid by the Company during January of the following calendar year.

The Company currently intends to distribute annually to its stockholders substantially all of its investment company taxable income. However, the Company expects to retain for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), and as a result the Company will be subject to a corporate income tax (currently at a maximum federal rate of 35%) on the amount retained. The Company will designate such retained amounts as undistributed capital gains in a notice to its stockholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Company on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the stockholder’s ratable portion of the excess of retained long-term capital gains over the amount of tax paid by the Company with respect to those long-term capital gains. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Company upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Company designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a stockholder has held shares of the Company. All other dividends of the Company (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Company to an individual in a particular taxable year if 95% or more of the Company’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Company; or (ii) the portion of the regular dividends paid by the Company to an individual in a particular taxable year that is attributable to qualified dividend income received by the Company in that taxable year if such qualified dividend income accounts for less than 95% of the Company’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Company from U.S. corporations and qualified foreign corporations, provided that the Company satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Company from a real estate investment trust or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a stockholder elects to treat Company dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Company’s current and accumulated earnings and profits will, as to each stockholder, be treated as a tax-free return of capital to the extent of a stockholder’s basis in his shares of the Company, and as a capital gain thereafter. The portion of any distribution treated as a return of capital will result in a corresponding reduction in a stockholder’s basis in his shares of the Company and the stockholder recognizing more gain or less loss when the stockholder later sells or exchanges his common stock and would therefore result in higher capital gains taxes upon sale of the investment. Stockholders receiving dividends or distributions in the form of additional shares purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in shares newly issued by the Company will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount. Dividends paid by the Company that are attributable to dividends received by the Company from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Company is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Company’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (b) the date the Company acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Company may be required to pay dividends based on anticipated earnings, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Company from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Company to designate some or all of its distributions as “excess inclusion income.” To Company stockholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those stockholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against other allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. Holders even from tax treaty countries; and (4) cause the Company to be subject to tax if certain “disqualified organizations” as defined by the Code are Company stockholders. The Company does not currently intend to invest in such real estate investment trusts.

As a result of this offering, the Company expects to be classified for tax purposes as a publicly offered RIC. To be so classified, our shares must be regularly traded on an established securities market or be held by no fewer than 500 persons at all times during the taxable year (or they must be continuously offered pursuant to a public offering, which we do not expect to do). If the Company were instead classified as a nonpublicly offered RIC, then stockholders that are individuals (or are taxed as individuals), certain trusts and estates and pass-through entities (to the extent owned by such persons) would be treated for tax purposes each year as (1) receiving from the Company a dividend equal to their allocable share of certain types of the Company’s expenses for the year and (2) having paid this portion of those expenses, which would be deductible subject to applicable limitations on the deductibility of miscellaneous itemized deductions. In the case of individuals, for example, miscellaneous itemized deductions are allowed only to the extent they exceed 2% of adjusted gross income, are disallowed under the alternative minimum tax and will be further limited after 2010. Currently, this treatment of our expenses applies to our direct and indirect individual shareholders because we are not a publicly offered RIC.

Sales of Shares. Upon the sale or exchange of his or her shares, a stockholder will realize a taxable gain or loss equal to the difference between the amount realized and such stockholder’s basis in the shares. A redemption of shares by the Company will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Company, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Company shares held by the stockholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the stockholder with respect to such shares.

Backup Withholding. The Company may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to stockholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain stockholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a stockholder’s U.S. federal income tax liability.

Notices and Other Taxes

Notices. Stockholders will receive, if appropriate, various written notices after the close of the Company’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Company to its stockholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation. The Company does not currently intend to withhold such taxes for any stockholder, or provide stockholders with statements regarding any such taxes which might be due.

If a stockholder recognizes a loss with respect to the Company’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Holders

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by the Company to a Non-U.S. Holder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Holder directly, would not be subject to withholding. In order to obtain a reduced rate of withholding, a Non-U.S. Holder will be required to provide appropriate IRS forms certifying its entitlement to benefits under a treaty. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional branch profits taxed imposed at a rate of 30% (or lower treaty rate).

For taxable years beginning before January 1, 2010, properly designated dividends received by a non-U.S. Holder were generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Company’s “qualified net interest income” (generally, the Company’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Company is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gain over the Company’s long-term capital loss for such taxable year). However, depending on its circumstances, the Company could designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Holder was required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if the Company designated the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Holders should contact their intermediaries with respect to the application of these rules to their accounts. This exemption from withholding for interest-related and short term capital gain dividends has expired and it is unclear whether such exemption will be extended. In the event this exemption is extended, it may again be subject to expiration.

Actual or deemed distributions of the Company’s net capital gain to a Non-U.S. Holder, and gains realized by a Non-U.S. Holder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Holder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Holder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If the Company distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Holder will be entitled to a federal income tax credit or tax refund equal to the Non-U.S. Holder’s allocable share of the tax the Company pays on the capital gains deemed to have been distributed. To obtain the refund, the Non-U.S. Holder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. Holder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Provided the Company is not a U.S. real property holding corporation (disregarding certain exceptions from the definition of U.S. real property interests for publicly traded stock and domestically controlled entities), distributions from the Company to Non-U.S. Holders and sales of the Company’s stock by Non-U.S. Holders should not be subject to U.S. federal income tax as U.S. real property gains. In general, the Company would be considered a U.S. real property holding corporation if the Company were to hold (or have held during the previous five-year period) U.S. real property interests with a fair market value equal to 50% or more of the fair market value of the Company’s U.S. and foreign real property assets and other assets used or held for use in a trade or business. The Company does not expect to be a U.S. real property holding corporation.

A Non-U.S. Holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Holder provides the Company or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Holder or otherwise establishes an exemption from backup withholding.

Non-U.S. Holders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, state, local and foreign tax consequences of an investment in the Company.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our Certificate of Incorporation and Bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws for a more detailed description of the provisions summarized below.

As a Delaware corporation, we are governed by the provisions of our Certificate of Incorporation, dated as of May 1, 2007, our Bylaws and the Delaware General Corporation Law. The Company is authorized to issue 550,000,000 shares of stock, par value $0.001 per share, consisting of 500,000,000 shares of common stock and 50,000,000 shares of preferred stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. The shares of common stock are expected to be listed on the New York Stock Exchange under the symbol “PLF.” There are no outstanding options or warrants to purchase our common stock. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders will not be personally liable for our debts or obligations solely based on their ownership of our common stock.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power.

Preferred Stock

Our Certificate of Incorporation authorizes our Board of Directors to, subject to any limitations prescribed by law, provide for the issuance of shares of preferred stock in series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof; provided, that any of the foregoing provisions must be consistent with the requirements of the 1940 Act to the extent applicable thereto. Thus, the Board of Directors could authorize, without stockholder approval, the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. Although it may do so in the future, the Company has no current intention to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Section 145 of the Delaware General Corporation Law allows for the indemnification of officers, directors, employees, corporate agents and persons serving at the request of officers, directors, employees or corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities, including reimbursement for expenses, incurred or arising under the 1933 Act. The Bylaws of the Company provide that the Company will indemnify its directors, officers or trustees to the fullest extent permitted by law and such right to indemnification will continue as to a person who has ceased to be a director, officer or trustee of the Company and will inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the

Company will not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors. In addition to the right to indemnification, these directors and officers also have the right to the advancement of expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition.

The Company may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Company similar to those conferred to directors and officers of the Company. The rights to indemnification and to the advancement of expenses are subject to the requirements of the 1940 Act to the extent applicable.

Furthermore, the Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another company against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Anti-Takeover Measures

Delaware law and our Certificate of Incorporation and Bylaws provide that:

•	our Board of Directors is divided into three classes, with staggered three-year terms;

•

directors may be removed only for cause by the affirmative vote of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Company then-entitled to vote at an election of directors, voting together as a single class; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may be filled by a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our Certificate of Incorporation and Bylaws also provide that:

•

subject to any rights granted in the future to holders of any series of preferred stock, any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•

special meetings of the stockholders may only be called by the Chairman of our Board of Directors or by a majority of the whole Board of Directors (which includes the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships).

Our Bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a substantial amount, or even a majority, of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our Certificate of Incorporation also authorizes the issuance of 50,000,000 shares of preferred stock, which our Board of Directors may issue without stockholder approval. See “—Preferred Stock.” Thus, subject to the limitations under the 1940 Act, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote thereon is required to amend a corporation’s Certificate of Incorporation, unless a corporation’s Certificate of Incorporation requires a greater percentage, and the affirmative vote of a majority of shares present in person or represented by proxy at a meeting at which a quorum is present is required to amend a corporation’s Bylaws, unless a corporation’s Certificate of Incorporation or Bylaws requires a greater percentage. Under our Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our Bylaws, including those provisions relating to indemnification and advancement of expenses. Moreover, under Delaware law, generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our Certificate of Incorporation. However, our Certificate of Incorporation requires the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, to amend or repeal the provisions of our certificate of incorporation relating to the denial of the right of stockholders to act by written consent, the manner in which special meetings of stockholders are called, the board of directors (including their election, removal and filling of vacancies), the vote required to amend our bylaws, the limitation of the liability of our directors, and the vote required to amend our certificate of incorporation. The stockholder vote with respect to our Certificate of Incorporation or Bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our Certificate of Incorporation permits our Board of Directors to amend or repeal our Bylaws by a majority vote of the whole Board (which includes the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships).

Upon the completion of this offering and the listing of our shares on a national securities exchange, we will be subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Pursuant to Section 203, our current stockholder, PSSMF, will not be deemed an “interested stockholder” as its ownership interest in the Company precedes this offering and the listing of our common stock on the New York Stock Exchange.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our Certificate of Incorporation requires the approval of (i) the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” and (B) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, our common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end investment company.

For the purposes of calculating “a majority of the outstanding voting securities” under our Certificate of Incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our Certificate of Incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, will also be required.

REGULATION

We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s stock present at a meeting if more than 50% of the outstanding stock of such company are present and represented by proxy or (ii) more than 50% of the outstanding stock of such company.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined in the 1933 Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in general. These limitations do not apply where we acquire interests in a money market fund as long as we do not pay a sales charge or service fee in connection with the purchase. With respect to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets (not including those assets described in Section 55(a)(7)) represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act to include any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities listed on a national securities exchange;

•	has securities listed on a national securities exchange but, as of any date within the 60 days prior to our purchase of the securities, has a market capitalization of less than $250 million;

•	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash items (including shares of 1940 Act-registered money market funds) , U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “—Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC does not make available significant managerial assistance solely in this fashion). Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, except in limited circumstances, while any indebtedness and senior securities remain outstanding, except in limited circumstances, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors — Risks related to our operation as a BDC—Regulations governing our operation as a BDC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We and Plainfield Asset Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes, among other things, procedures for personal investments and restricts certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the Registration Statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

Our Board of Directors has delegated the voting of interests in the Company’s portfolio companies to the Investment Manager. Our proxy voting decisions are therefore made by investment professionals of the Investment Manager rather than the Board of Directors. The Investment Manager reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us.

The Investment Manager’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. Although the Investment Manager generally votes against proposals that may have a negative impact on our portfolio securities, it may on our behalf vote for such a proposal if compelling long-term reasons are present to do so. In reviewing proxy issues, the Investment Manager generally will vote in favor of routine management proposals, including election of directors (where no corporate governance issues are implicated), selection of independent auditors, and increases in, or reclassification of, common stock.

For all other proposals, the Investment Manager will determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Investment Manager’s opinion of management; and

•	whether the proposal fairly compensates management for past and future performance.

To ensure that our vote is not the product of a conflict of interest, we require that anyone involved in the proxy voting decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote. In such cases, the ultimate decision on voting is made by the Chief Investment Officer.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by: (1) making a written request for proxy voting information to: Chief Compliance Officer, Plainfield Direct Inc., 100 West Putnam Avenue, Greenwich, CT 06830; or (2) making a request by e-mail through the Company’s website at www.pfamdirect.com.

Other

As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director, officer, investment manager or underwriter against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Investment Manager are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the Federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act and the New York Stock Exchange Corporate Governance Regulations

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Following the completion of this offering, many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the New York Stock Exchange adopted corporate governance changes to its listing standards in 2003. We believe we are in compliance with such corporate governance listing standards.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon. The address of our custodian is: One Wall Street, New York, New York 10286. American Stock Transfer and Trust Company is expected to act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15 th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, the Investment Manager is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Manager generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Manager may select a broker based partly on brokerage or research services provided to the Investment Manager, any other clients, and us. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Manager determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

                     are acting as representatives of each of the underwriters named below. Subject to the terms and conditions described in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

Underwriter	Number of Shares

Total

The underwriters have agreed to purchase all of the shares sold under the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw or cancel offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the shares to the public at the initial public offering price on the cover of this prospectus and to dealers at that price less a concession not in excess of $             per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Company. The information assumes either no exercise or full exercise by the underwriters of their overallotment options.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Sales load (underwriting discount and commissions)	$	$	$
Proceeds, before expenses, to the Company	$	$	$

The expenses of the offering, not including the underwriting discount, are estimated at $ million and are payable by the Company.

Overallotment Option

We have granted options to the underwriters to purchase up to an aggregate of additional shares at the public offering price less the underwriting discount. The underwriters may exercise these options for 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise these options, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Reserved Shares

At our request, the underwriters have reserved for sale, at the initial public offering price, up to 5% of the shares offered by this prospectus for sale under a directed share program to some of our directors, officers, employees, distributors, dealers, business associates and related persons. All sales of shares pursuant to the directed share program will be made at the initial public offering price set forth on the cover page of this prospectus, less the sales load. If these persons purchase reserved shares, this will reduce the number of shares available for sale to the general public. Any reserved shares that are not orally confirmed for purchase within one day of the pricing of this offering will be offered by the underwriters to the general public on the same terms as the other shares offered by the underwriters pursuant to this Prospectus.

Investors Identified by the Investment Manager

The Company and the underwriters have agreed that the sale of shares of common stock to existing investors in other funds managed by the Investment Manager will be made on the same terms and conditions available to the public, except that the underwriting discount or commission paid by the Company on the shares sold to such investors will be equal to $             per share (or         % of the offering price per share expressed as a percentage). These existing investors in other funds managed by the Investment Manager have indicated an interest in purchasing an aggregate of              shares sold in this offering from the underwriters at the initial public offering price in connection with this offering, although they are not bound to do so. These shares might not be purchased by such investors. Any shares not purchased by these investors will be offered to the general public on the same terms as the other shares offered by the underwriters pursuant to this Prospectus.

No Sales of Similar Securities

We, our executive officers and directors and our current stockholder have agreed, with exceptions, not to sell or transfer any common stock for 180 days after the date of this prospectus without first obtaining the written consent of              We and these other individuals and entities have agreed, as applicable, not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock;

•	sell any option or contract to purchase any common stock;

•	purchase any option or contract to sell any common stock;

•	grant any option, right or warrant for the sale of any common stock;

•	lend or otherwise dispose of or transfer any common stock;

•	request or demand that we file a registration statement related to the common stock; or

•

enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

The 180-day restriction will automatically be extended if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release to material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

These lock-up provisions apply to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. These provisions also apply to common stock owned now or acquired later by such persons or for which such persons later acquire the power of disposition.

New York Stock Exchange Listing

We expect the shares to be approved for listing on the New York Stock Exchange under the symbol “PLF.” In order to meet the requirements for listing on the New York Stock Exchange, the underwriters have undertaken to sell a minimum number of shares to a minimum number of beneficial owners as required by the New York Stock Exchange.

Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations among us and the representatives. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are:

•	the valuation multiples of publicly traded companies that the representatives believe to be comparable to us;

•	our financial information;

•	the history of, and the prospects for, the Company and the industry in which we compete;

•	an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues;

•	the present state of our development; and

•	the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours.

An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the common stock in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment options described above. Purchases of the common stock to stabilize its price or to reduce a short position may cause the price of the common stock to be higher than it might be in the absence of such purchases.

The representatives may also impose a penalty bid on underwriters and selling group members. This means that if the representatives purchase shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid may also affect the price of the shares in that it discourages resales of those shares.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the underwriters makes any representation that the representatives or the lead managers will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

Each of the underwriters will be facilitating Internet distribution for this offering to certain of their respective Internet subscription customers.                      intend to allocate a limited number of shares for sale to their respective online brokerage customers. An electronic prospectus is available on the respective Internet websites maintained by each                     . and                     . Other than the prospectus in electronic format, the information on the respective websites of each of and is not intended to be part of this prospectus.

International Distribution

Each of the underwriters has severally represented and agreed that: (a) it has not offered or sold, and prior to the expiry of the period of six months from the closing date of this offering, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (b) it is (i) an investment professional, as such term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 (the “Order”); or (ii) a person falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations, etc.”) of the Order; (c) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issues or sale of any notes in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and (d) it has complied and will comply with all applicable provisions of the FSMA, with respect to anything done by it in relation to any notes in, from or otherwise involving the United Kingdom.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business, certain commercial banking, financial advisory, investment banking and other services to our Investment Manager, us or our portfolio companies, for which they will be entitled to receive separate fees.

The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us or any of our portfolio companies.

We may purchase securities of third parties from some of the underwriters or their respective affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by these underwriters and their respective affiliates in the ordinary course of their business and not in connection with the offering of our common stock. In addition, after the offering period for the sale of our common stock, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our stockholders.

Certain affiliates of the underwriters in this offering are lenders under our Credit Facility, of which $100 million was outstanding as of November 30, 2009. We have paid customary fees and expenses in the ordinary course of business with respect to this facility and intend to use the proceeds from this offering to repay amounts outstanding under the Credit Facility. See “Use of Proceeds.”

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Willkie Farr & Gallagher LLP, New York, New York, and Morris, Nichols, Arsht & Tunnell LLP, Wilmington, Delaware. Willkie Farr & Gallagher LLP has from time to time represented certain of the underwriters and our Investment Manager on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by [Cravath, Swaine & Moore LLP, New York, New York.]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, are the independent registered public accountants of the Company.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a Registration Statement with the SEC on Form N-2, including amendments, relating to the shares offered by this prospectus. This prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the Registration Statement. Each statement is qualified in all respects by this reference.

We will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the Registration Statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington DC 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov. Information contained on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on the SEC’s website to be part of this prospectus.

Annex A

Explanatory Note

On a monthly basis, our current stockholders are provided with certain recent financial and portfolio information regarding the Company. In light of such disclosure to existing investors and to give investors in this offering of securities a more up-to-date picture of the Company’s financial performance and portfolio investments, we have attached to the prospectus this Annex A, which includes the financial or portfolio information made available to investors in the Company as of the date of this prospectus and not otherwise available to you through the financial statements and data contained in this prospectus.

Please note that the information presented herein is unaudited and certain information contains preliminary estimated financial information. Accordingly, the Company provides no assurances as to the accuracy or completeness of the financial information. You should take into account that this information is subject to change in making investment decisions relating to our securities. Past performance of the Company or other funds managed by the Investment Manager should not be construed as an indicator of the future results of the Company or of any returns expected on an investment in the Company’s securities. Moreover, with respect to the historical returns of the Company, you should note that such returns have benefited from investment opportunities and general market conditions that may not repeat themselves, and there can be no assurance that the Company will be able to avail itself of profitable investment opportunities.

I. Estimated Performance:

For the calendar month ended                     , we provided to investors an estimate of the return for                      on our portfolio, net of expenses at the Company level, of             %.

II. Returns Since Inception:

Plainfield Direct Inc.

Returns Since Inception

NET Returns
Date	MTD	YTD	ITD*
5/31/2007
6/30/2007
7/31/2007
6/31/2007
9/30/2007
10/31/2007
11/30/2007
12/31/2007
1/31/2008
2/29/2008
3/31/2008
4/30/2008
5/31/2008
6/30/2008
7/31/2008
8/31/2008
9/30/2008**
10/31/2008
11/30/2008
12/31/2008
1/31/2009
2/28/2009
3/31/2009
4/30/2009
5/31/2009
6/30/2009
7/31/2009
8/31/2009
9/30/2009
10/31/2009
11/30/2009

Notes:

*	Represents inception-to-date compounded returns since BDC election on May 1, 2007.
**	Return assumes reinvestment of dividend declared in September, 2008.

III. Portfolio Information:

(a) As of :

Plainfield Direct Inc.

Investments as of

Name	Face Value / # of Shares	Fair Market Value	Industry Sector	Maturity	Asset Class	Spread over LIBOR	Fixed
HOLDINGS IN PLAINFIELD DIRECT

HOLDINGS IN SUBSIDIARIES

TOTAL INVESTMENTS at FAIR VALUE

Plainfield Direct Inc.

Investments by Industry Sector

As of

Industry Sector	1st Lien Debt	2nd Lien Debt	Common Equity	Preferred Equity	Unsecured/ Subordinated	Warrants	Grand Total
Automobiles & Components
Capital Goods
Commercial Services & Supplies
Consumer Durables & Apparel
Consumer Services
Diversified Financials
Energy
Food, Beverage & Tobacco
Health Care Equipment & Services
Household & Personal Products
Insurance
Materials
Media
Other
Pharmaceuticals, Biotechnology & Life Sciences
Real Estate
Retailing
Software & Services
Telecommunication Services
Transportation
Utilities
Total
Hedges
TOTAL INVESTMENTS at FAIR VALUE

Portfolio Parameters
Number of Issuers	#
Number of Instruments
Total Investment Portfolio Value	$
Total Net Indebtedness

Investments Types	$
Equity
Fixed-Income
Floating Rate
Convertibles
Hedges
TOTAL

Top Issuers	$

TOTAL

IV. Assets under Management:

Plainfield Direct Inc.

Shareholders’ Equity

Since Inception*

Date	Shareholders’ Equity

5/31/2007

6/30/2007

7/31/2007

8/31/2007

9/30/2007

10/31/2007

11/30/2007

12/31/2007

1/31/2008

2/29/2008

3/31/2008

4/30/2008

5/31/2008

6/30/2008

7/31/2008

8/31/2008

9/30/2008

10/31/2008

11/30/2008

12/31/2008

1/31/2009

2/28/2009

3/31/2009

4/30/2009

5/31/2009

6/30/2009

7/31/2009

8/31/2009

9/30/2009

10/31/2009

11/30/2009

*	Since BDC election on May 1, 2007

Through and including             , 2010 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                     Shares

Plainfield Direct Inc.

Common Stock

PROSPECTUS

                    , 2010

PART C

Other Information

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following statements of Plainfield Direct Inc. (the “Registrant”) are included in this Registration Statement:

Page
AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Statements of Assets and Liabilities as of December 31, 2008 and December 31, 2007	F-3
Statements of Operations for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006* to December 31, 2006	F-4
Statements of Changes in Shareholders’ Equity for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006* to December 31, 2006	F-5
Statements of Cash Flows for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006* to December 31, 2006	F-6
Schedule of Investments as of December 31, 2008	F-7
Schedule of Investments as of December 31, 2007	F-11

Page
UNAUDITED FINANCIAL STATEMENTS

Statements of Assets and Liabilities as of September 30, 2009 (unaudited) and December 31, 2008	F-33
Statements of Operations (unaudited) for the 3 months and 9 months ended September 30, 2009 and 2008	F-34
Statements of Changes in Shareholders’ Equity (unaudited) for the 9 months ended September 30, 2009 and 2008	F-35
Statements of Cash Flows (unaudited) for the 9 months ended September 30, 2009 and 2008	F-36
Schedule of Investments as of September 30, 2009 (unaudited)	F-37
Schedule of Investments as of December 31, 2008	F-39

*	Commencement of operations.

2. Exhibits

(a)	Certificate of Incorporation.(2)

(b)	By-Laws.(3)

(c)	Inapplicable.

(d)	Form of Specimen Stock Certificate.(4)

(e)	Form of Dividend Reinvestment Plan.(5)

(f)	Inapplicable.

(g)	Investment Management Agreement.(3)

(h)	Form of Underwriting Agreement.(5)

(i)	2007 Independent Directors’ Compensation Plan.(4)

(j)	Form of Custody Agreement.(4)

(k)(1)	Form of Stock Transfer Agency and Registrar Services Agreement.(5)

(k)(2)	Administrative Services Agreement.(3)

(k)(3)	Trademark License Agreement.(3)

(k)(4)	Credit Facility Agreement.(5)

(k)(5)	First Amendment to Credit Facility Agreement.(5)

(k)(6)	Registration Rights Agreement.(4)

(l)	Opinion and Consent of Counsel to the Company.(4)

(m)	Inapplicable.

(n)	Independent Registered Public Accounting Firm Consent.(1)

(o)	Inapplicable.

(p)	Inapplicable.

(q)	Inapplicable.

(r)	Code of Ethics.(4)

(1)	Filed herewith.
(2)	Incorporated by reference to our Form 10-12G as filed with the Securities and Exchange Commission on May 1, 2007.
(3)	Incorporated by reference to our Pre-Effective Amendment No. 1 to Form N-2 as filed with the Securities and Exchange Commission on September 21, 2007.
(4)	Incorporated by reference to our Pre-Effective Amendment No. 2 to Form N-2 as filed with the Securities and Exchange Commission on October 12, 2007.
(5)	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference. Reference is also made to the Form of Underwriting Agreement for the Registrant’s shares of common stock to be filed by amendment to this Registration Statement.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fee		$6,140
NYSE listing fee	$
Printing other than certificates	$
Engraving and printing certificates	$
Accounting fees and expenses	$
Legal fees and expenses	$
NASD fee	$
Miscellaneous fees and expenses	$

Total	$

All of the expenses set forth above shall be borne by the Company.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets forth in each of the companies considered to be “controlled” by us as defined by the Investment Company Act of 1940:

Direct Subsidiaries

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Plainfield Preferred Holdings Inc. (Delaware)	100%
Plainfield Offshore Holdings II Inc. (Delaware)	100	%(1)
Plainfield Avalon Inc.	100%
Plainfield Enterprises Holdings LLC	100%
Plainfield Finance Corporation (Delaware)	100	%(1)
Plainfield Gaming Inc. (Delaware)	100	%(1)
Plainfield Gaming III Inc. (Delaware)	100	%(1)
Oneida Entertainment Holdings Inc. (Delaware)	100	%(1)
Plainfield Milagro Holdings Inc. (Delaware)	100	%(1)
Plainfield Offshore Holdings IV Inc. (Delaware)	100	%(1)
Plainfield Racing Inc. (Delaware)	100	%(1)

(1)	Represents the percentage of voting securities owned by the Company directly and indirectly through its ownership of Plainfield Preferred Holdings Inc.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Company’s common stock on January 1, 2010:

Title of Class	Number of Record Holders
Common Stock	13

ITEM 30.	INDEMNIFICATION

The information contained under the heading “Description of Our Capital Stock—Limitations on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Manager, and each managing director, director or executive officer of the Investment Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding the Investment Manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-64111), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, 100 West Putnam Avenue, Greenwich, CT 06830 and at the offices of the Registrant’s Custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its common stock until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value per share increases to an amount greater than the net proceeds per share offered as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant undertakes that (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the [        ]th day of February, 2010.

PLAINFIELD DIRECT INC.

By:	/S/ MAX HOLMES
Max Holmes
Chairman of the Board of Directors and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on the [ ]th day of February, 2010.

SIGNATURE	TITLE

/s/ MAX HOLMES Max Holmes	Chairman of the Board of Directors and Chief Executive Officer (principal executive officer)

/s/ KAREN DYKSTRA Karen Dykstra	Chief Financial Officer (principal financial officer)

* Nathaniel Gregory	Director

* Paul N. Schwartz	Director

* Robert E. Shields	Director

*By:	/S/ KAREN DYKSTRA
Karen Dykstra
Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Document

(a)	Certificate of Incorporation.(2)

(b)	By-Laws.(3)

(c)	Inapplicable.

(d)	Form of Specimen Stock Certificate.(4)

(e)	Form of Dividend Reinvestment Plan.(5)

(f)	Inapplicable.

(g)	Investment Management Agreement.(3)

(h)	Form of Underwriting Agreement.(5)

(i)	2007 Independent Directors’ Compensation Plan.(4)

(j)	Form of Custody Agreement.(4)

(k)(1)	Form of Transfer Agency and Registrar Services Agreement.(5)

(k)(2)	Administrative Services Agreement.(3)

(k)(3)	Trademark License Agreement.(3)

(k)(4)	Credit Facility Agreement.(5)

(k)(5)	First Amendment to Credit Facility Agreement.(5)

(k)(6)	Registration Rights Agreement.(4)

(l)	Opinion and Consent of Counsel to the Company.(4)

(m)	Inapplicable.

(n)	Independent Registered Public Accounting Firm Consent.(1)

(o)	Inapplicable.

(p)	Inapplicable.

(q)	Inapplicable.

(r)	Code of Ethics.(4)

(1)	Filed herewith.
(2)	Incorporated by reference to our Form 10-12G as filed with the Securities and Exchange Commission on May 1, 2007.
(3)	Incorporated by reference to our Pre-Effective Amendment No. 1 Form N-2 as filed with the Securities and Exchange Commission on September 21, 2007.
(4)	Incorporated by reference to our Pre-Effective Amendment No. 2 to Form N-2 as filed with the Securities and Exchange Commission on October 12, 2007.
(5)	To be filed by amendment.

Index to Financial Statements

Page
AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Statements of Assets and Liabilities as of December 31, 2008 and 2007	F-3

Statements of Operations for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006* to December 31, 2006	F-4

Statements of Changes in Shareholders’ Equity for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006* to December 31, 2006	F-5

Statements of Cash Flows for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006* to December 31, 2006	F-6

Schedule of Investments as of December 31, 2008	F-7

Schedule of Investments as of December 31, 2007	F-11

Notes to Financial Statements	F-15

Page
UNAUDITED FINANCIAL STATEMENTS

Statements of Assets and Liabilities as of September 30, 2009 (unaudited) and December 31, 2008	F-33

Statements of Operations (unaudited) for the 3 months and 9 months ended September 30, 2009 and 2008	F-34

Statements of Changes in Shareholders’ Equity (unaudited) for the 9 months ended September 30, 2009 and 2008	F-35

Statements of Cash Flows (unaudited) for the 9 months ended September 30, 2009 and 2008	F-36

Schedule of Investments as of September 30, 2009 (unaudited)	F-37

Schedule of Investments as of December 31, 2008	F-39

Notes to Financial Statements	F-41

*	Commencement of Operations

Report of Independent Registered Public Accounting Firm

To the shareholders of Plainfield Direct Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, the statements of changes in shareholders’ equity and the statements of cash flows present fairly, in all material respects, the financial position of Plainfield Direct Inc. (the “Company”) at December 31, 2008 and December 31, 2007, and the results of its operations, the changes in shareholders’ equity and its cash flows for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

March 26, 2009

PLAINFIELD DIRECT INC.

STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2008	December 31, 2007
ASSETS
Investments at fair value
Non-affiliate (a) investments (Cost $330,790,428 and $372,583,814)	$227,006,254	$333,441,668
Affiliate (b) investments (Cost $117,624,361 and $139,705,564)	106,221,911	184,498,841
Control (c) investments (Cost $411,826,810 and $281,168,081)	367,017,887	294,483,504

Total investments (Cost $860,241,599 and $793,457,459)	$700,246,052	$812,424,013
Cash and cash equivalents	10,772,520	69,280,253
Collateral held at broker	88,212,021	88,848,921
Swap assets at fair value	13,026,917	6,593,036
Interest receivable	8,935,594	7,602,316
Deferred debt issuance costs	1,359,216	2,273,573
Receivable for investment securities sold	—	2,000,000
Deferred offering costs	—	1,038,088
Other assets	1,533,782	917,475

Total Assets	$824,086,102	$990,977,675

LIABILITIES
Credit facility payable	$138,000,000	$250,000,000
Swap liabilities at fair value	44,427,057	14,492,940
Payable for investment securities purchased	11,110,559	—
Payable to swap counterparty	11,090,788	—
Accounts payable and other liabilities	7,802,827	6,879,086
Management fee payable	3,526,128	3,582,585
Accrued administrative fees	46,280	233,390

Total Liabilities	$216,003,639	$275,188,001
SHAREHOLDERS’ EQUITY (d)
Common stock, $0.001 par value, 500,000,000 shares authorized, 65,759,805 and 50,000,000 shares outstanding, respectively	$65,760	$50,000
Additional paid-in-capital	902,245,873	712,724,019
Accumulated undistributed net investment income (e)	35,520,953	3,764,434
Accumulated net realized (loss) on sale of investments	(130,382,276)	(7,269,238)
Net unrealized (depreciation) appreciation on investments (e)	(199,367,847)	6,520,459

Total Shareholders’ Equity (Net Assets)	$608,082,463	$715,789,674

Total Liabilities and Shareholders’ Equity	$824,086,102	$990,977,675

Net asset value per common share	$9.25	$14.32

(a)	Investments other than those described in (b) and (c) below.
(b)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(c)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(d)	On May 1, 2007 the Company converted from a limited liability company to a corporation and issued 50,000,000 common shares to its owners. Contemporaneously with this election, “Net capital paid in” was allocated to “Common stock” and “Additional paid in capital.”
(e)	In 2008, the Company liquidated certain wholly owned limited liability companies and consolidated their investment holdings. This liquidation caused an increase to “accumulated undistributed net investment income” of $2,928,853 and a net decrease to “net unrealized (depreciation) appreciation on investments” of $2,928,853 in 2008.

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the period from April 1, 2006 (d) through December 31, 2006
INVESTMENT INCOME
From non-affiliate (a) investments:
Interest from investments	$30,125,888	$31,042,532		$11,441,124
Interest from cash and cash equivalents	2,485,282	3,907,801		3,754,733
Other fee income	70,940	558,744		233,253
Dividend income	—	4,500		97,340

Total investment income from non-affiliate investments	32,682,110	35,513,577		15,526,450
From affiliate (b) investments:
Interest from investments	6,178,465	8,734,287		2,517,047
Other fee income	—	—		7,682

Total investment income from affiliate investments	6,178,465	8,734,287		2,524,729
From control (c) investments:
Interest from investments	25,612,107	10,375,430		2,245,139
Dividend income	—	175,468		—
Other fee income	—	—		42,076

Total investment income from control investments	25,612,107	10,550,898		2,287,215
Total investment income	$64,472,682	$54,798,762		$20,338,394

EXPENSES
Management fee	$14,023,918	$9,717,830		$—
Interest expense and credit facility fees	9,481,837	9,271,481		—
Professional fees	5,790,635	4,549,570		1,355,717
Administration expenses	5,543,148	3,706,095		302,053
Organizational expense	—	1,283,315		505,000
Other	942,275	1,110,248		547,594

Total expenses	$35,781,813	$29,638,539		$2,710,364

NET INVESTMENT INCOME	$28,690,869	$25,160,223		$17,628,030

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses):
Non-affiliate investments	$(109,735,831)	$(112,783)		$(395,349)
Affiliate investments	(3,559,796)	5,547,326		1,124,631
Control investments	(636,047)	(3,263,247)		853,843
Swap transactions	(8,991,264)	6,242,469		6,622,207

Net realized (losses) gains on investments	$(122,922,938)	$8,413,765		$8,205,332

Net change in unrealized gains (losses):
Investments	$(176,064,217)	$(9,637,177)		$28,603,731
Swap transactions	(26,895,236)	(7,189,563)		(5,256,532)

Net change in unrealized (losses) gains on investments	$(202,959,453)	$(16,826,740)		$23,347,199

Net realized and change in unrealized (losses) gains on investments	$(325,882,391)	$(8,412,975)		$31,552,531

NET (DECREASE) INCREASE IN SHAREHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$(297,191,522)	$16,747,248		$49,180,561

BASIC AND DILUTED (LOSS) EARNINGS PER COMMON SHARE (See note 7)	$(5.14)	$0.33	$	N/A

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (See note 7)	57,836,843	50,000,000		N/A

(a)	Investments other than those described in (b) and (c) below.
(b)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(c)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(d)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the period from April 1,2006 (a) through December 31, 2006
Increase (decrease) in shareholders’ equity
From operations
Net investment income	$28,690,869	$25,160,223		$17,628,030
Net realized (loss) gain on investments	(122,922,938)	8,413,765		8,205,332
Net unrealized (loss) gain on investments	(202,959,453)	(16,826,740)		23,347,199

Net (decrease) increase in shareholders’ equity resulting from operations	$(297,191,522)	$16,747,248		$49,180,561

From capital transactions
Shareholder subscriptions	$215,000,000	$—		$658,281,167
Offering costs	(515,689)	—		—
Shareholder redemptions	—	(6,177,426)		(2,241,876)

Increase (decrease) in shareholders’ equity resulting from capital transactions	$214,484,311	$(6,177,426)		$656,039,291
Distributions to shareholders (b)	$(25,000,000)	$—		$—

Total (decrease) increase in shareholders’ equity	$(107,707,211)	$10,569,822		$705,219,852
Shareholders’ equity at beginning of period	715,789,674	705,219,852		—

Shareholders’ equity at end of period (c)	$608,082,463	$715,789,674		$705,219,852

Net asset value per common share	$9.25	$14.32	$	N/A

Common shares outstanding at year end (d)	65,759,805	50,000,000		N/A

(a)	Commencement of operations.
(b)	2008 distribution was a return of capital for income tax purposes.
(c)	Accumulated undistributed net investment income was $35,520,953 and $3,764,434 at December 31, 2008 and 2007, respectively.
(d)	On May 1, 2007, the Company converted from a limited liability company to a corporation and issued 50,000,000 common shares to its owners.

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the period from April 1, 2006 (d) through December 31, 2006
OPERATING ACTIVITIES
Net (decrease) increase in shareholders’ equity resulting from operations	$(297,191,522)	$16,747,248	$49,180,561
Adjustments to reconcile net (decrease) increase in shareholders’ equity resulting from operations to net cash used in operations:
Net realized losses (gains) on investments	113,931,674	(2,171,296)	(1,583,125)
Net change in unrealized losses (gains) on investments	202,959,453	16,826,740	(23,347,199)
Net impact of liquidation of wholly-owned entities	607,220	—	—
Amortization of discount on debt investments	(1,016,245)	(1,283,893)	(748,516)
Amortization of debt issuance costs	1,093,250	793,122	—
Payment in kind income	(24,560,087)	(11,204,241)	(3,332,073)
Purchases of investments	(313,686,388)	(672,086,247)	(507,265,132)
Proceeds from sale of investments, and issuer repayments	158,161,669	506,442,610	149,424,901
Decrease (increase) in receivable for investment securities sold	2,000,000	12,704,982	(14,704,982)
Increase (decrease) in payable for investment securities purchased	11,110,559	(83,285,808)	83,285,808
Decrease (increase) in collateral held at broker	636,900	(49,567,592)	(39,281,329)
(Increase) decrease in interest receivable	(1,021,188)	3,159,410	(9,189,020)
(Decrease) increase in management fees payable	(56,457)	3,582,585	—
(Decrease) increase in accrued administrative fees	(187,110)	233,390	—
Increase (decrease) in accounts payable and other liabilities	930,640	(2,716,924)	3,731,189
Increase (decrease) in payable to broker	—	(19,180,025)	19,180,025
Increase (decrease) in swap counterparty payable	11,090,788	—	—
(Increase) decrease in other assets	(616,307)	80,717	(343,662)

Net cash used in operating activities	$(135,813,151)	(280,925,222)	$(294,992,554)

FINANCING ACTIVITIES
Net (repayments) borrowings under credit facility	$(112,000,000)	$250,000,000	$—
Debt issuance costs	(178,893)	(2,816,695)	—
Shareholder subscriptions	215,000,000	$—	407,472,114
Offering costs	(515,689)	(1,038,088)	—
Shareholder redemptions	—	(6,177,426)	(2,241,876)
Distributions to shareholders (b)	(25,000,000)	—	—

Net cash provided by financing activities	$77,305,418	239,967,791	$405,230,238

CHANGE IN CASH AND CASH EQUIVALENTS	$(58,507,733)	$(40,957,431)	$110,237,684
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	69,280,253	$110,237,684	—
CASH AND CASH EQUIVALENTS, END OF PERIOD	$10,772,520	$69,280,253	$110,237,684

(a)	Commencement of operations.
(b)	2008 distribution was a return of capital for income tax purposes.

See note 12 for supplemental disclosure of cash flow information.

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

SCHEDULE OF INVESTMENTS

December 31, 2008

Name	Industry	Maturity	Interest Rate Spread over LIBOR		Fixed Rate		Face Value/Shares	Fair Value
NON-AFFILIATE INVESTMENTS - 37.3% (a)
First Lien Debt - 11.3%
Alena Internet Corporation (b)	Media	6/4/2009	N/A		15.00%		10,727,220	2,145,444
American Gaming Group LLC - Term Loan A	Consumer Services	12/22/2011	4.00%		N/A		5,509,217	3,898,787
American Gaming Group LLC - Term Loan B	Consumer Services	12/22/2011	9.50%		N/A		1,589,862	1,266,835
American Gaming Group LLC - Term Loan C	Consumer Services	12/22/2011	4.00%		N/A		351,077	248,452
American Gaming Group LLC - Term Loan D	Consumer Services	12/22/2011	9.50%		N/A		101,314	80,729
Atkins Nutritionals, Inc.	Food, Beverage & Tobacco	9/12/2012	4.50%		N/A		9,721,520	8,657,642
Bellator Sport Worldwide LLC	Media	1/16/2009	N/A		17.00%		785,764	785,764
BioEnergy International, LLC	Energy	10/8/2013	N/A		15.00%		3,853,045	3,718,290
CapRock Holdings, Inc.	Telecommunication Services	4/11/2012	3.00%		N/A		2,160,000	285,000
Cavtel Holdings, LLC	Telecommunication Services	12/31/2012	6.25	% (i)	N/A		9,744,548	2,533,582
Clear Lake Country Club, LP	Real Estate	8/31/2011	N/A		12.50%		7,453,851	7,607,371
Cratos CLO I Ltd.	Diversified Financials	5/19/2021	0.50%		N/A		20,000,000	7,425,000
Energy Photovoltaics Inc.	Utilities	6/15/2010	N/A		8.00	% (j)	5,329,500	3,117,203
J.G. Wentworth, LLC	Diversified Financials	4/4/2014	2.25%		N/A		21,500,000	6,521,670
LVI Services, Inc.	Commercial & Professional Services	11/16/2011	4.75%		N/A		3,644,454	1,594,449
MediLinQ, Incorporated (b)	Health Care Equipment & Services	3/28/2010	N/A		10.00%		5,988,456	2,577,975
Movida Communications, Inc. (b)	Telecommunication Services	8/14/2010	6.00	% (i)	N/A		7,092,895	441,209
RPG Holdings, Inc. (b)	Commercial & Professional Services	12/5/2011	2.75	% (i)	N/A		1,000,000	500,000
The Evoleno Company LLC (b)	Automobiles & Components	3/16/2008	N/A		15.00%		1,563,783	—
Tridec Acquisition Co., Inc.	Transportation	10/4/2011	3.25%		N/A		—	—
Tridec Acquisition Co., Inc.	Transportation	10/4/2011	4.25%		N/A		7,990,769	7,176,010
TrueMRI Management Group, Inc. (b)	Health Care Equipment & Services	6/15/2010	N/A		15.00%		21,000,000	8,019,382

First Lien Debt Total								$68,600,794

Second Lien Debt - 17.1%
Bumble Bee Foods, LLC	Food, Beverage & Tobacco	11/18/2015	N/A		16.25%		9,045,688	8,743,244
CapRock Holdings, Inc.	Telecommunication Services	4/11/2013	6.50%		N/A		29,000,000	16,675,000
Carestream Health Inc.	Health Care Equipment & Services	10/30/2013	5.25%		N/A		7,500,000	2,015,625
Central Parking Corp.	Consumer Services	11/22/2014	4.50%		N/A		3,250,000	1,885,000
Cequel Communications, LLC	Media	5/5/2014	4.50%		N/A		5,000,000	2,358,335
Cequel Communications, LLC	Media	5/5/2014	6.00%		N/A		6,406,987	2,979,249
Checkers Drive-In Restaurants, Inc.	Consumer Services	6/20/2011	8.75%		N/A		18,000,000	10,800,000
Deluxe Entertainment Services Group Inc.	Consumer Durables & Apparel	11/11/2013	6.00%		N/A		9,500,000	5,035,000
Lion Copolymer, LLC	Materials	7/2/2014	7.50%		N/A		31,750,000	12,700,000
Milagro Holdings, LLC	Energy	4/18/2009	7.00%		N/A		20,000,000	15,493,610
JW Aluminum Company	Materials	12/15/2013	6.75%		N/A		20,714,286	5,696,429
Panavision Inc.	Consumer Durables & Apparel	3/30/2011	7.50%		N/A		2,125,000	850,000
Penton Business Media Holdings, LLC	Media	2/1/2014	5.00%		N/A		12,500,000	2,604,169
QCE LLC (Quiznos)	Consumer Services	11/5/2013	5.75%		N/A		5,000,000	2,312,500
Resolute Aneth, LLC	Energy	6/26/2013	4.50%		N/A		10,000,000	8,750,000
RPG Holdings, Inc. (b)	Commercial & Professional Services	12/5/2012	10.25	% (i)	N/A		10,792,879	2,158,575
Weststate Land Partners, LLC (b)	Consumer Services	11/3/2008	7.50	% (i)	N/A		8,000,000	2,800,000

Second Lien Debt Total								$103,856,736

Name	Industry	Maturity	Interest Rate Spread over LIBOR	Fixed Rate	Face Value/Shares	Fair Value
Common Equity - 2.2% (c)
NCP ATK Co Invest, LP	Food, Beverage & Tobacco				100,000	10,980,595
Palmetto Holdings LLC	Materials				37,500	244,763
Penta Water Company, Inc.	Food, Beverage & Tobacco				25,000	—
RG Tube Holdings, Inc.	Materials				17,250	1,407,328
United Site Services Holdings, Inc.	Commercial & Professional Services				10,000	780,000

Common Equity Total (c)						$13,412,686

Options - 0.8%
3 Year/ 10 Year CMS Caplet 3.75	Diversified Financials	12/21/2011			200,000,000	1,084,216
3.5 Year/ 10 Year CMS Caplet 3.75	Diversified Financials	6/21/2012			200,000,000	1,176,165
Consumer Discretionary Select Sector SPDR XLY PUT	Diversified Financials	3/21/2009			5,000	500,000
Industrial Select Sector SPDR XLI PUT	Diversified Financials	3/21/2009			5,000	612,500
SPDR S&P Retail XRT PUT	Diversified Financials	3/21/2009			5,000	1,375,000
SPDR S&P Retail XRT PUT	Diversified Financials	3/21/2009			(5,000)	(150,000)

Option Total						$4,597,881

Preferred Equity - 0.0% (c)
Ze-Gen, Inc.	Utilities				100,000	100,000

Preferred Equity Total (c)						$100,000

Unsecured/Subordinated Debt - 3.5%
American Gaming Group LLC	Consumer Services	12/22/2011	N/A	17.00%	4,062,092	2,706,673
East Cameron Gas Company (b)	Energy	7/9/2019	N/A	11.25%	13,102,396	7,206,318
Ivy Hill Mid Market Credit Fund, LTD.	Diversified Financials	11/20/2018	N/A	0.00%	6,650,000	3,879,610
Penta Water Company, Inc.	Food, Beverage & Tobacco	6/28/2012	N/A	13.00%	3,111,713	2,753,383
RGCH Holdings Corp.	Materials	6/15/2015	N/A	13.50%	13,850,423	4,847,648

Unsecured/Subordinated Debt Total						$21,393,632

Warrants - 2.5%
Ormet Corp.	Materials					—
Penta Water Company, Inc.	Food, Beverage & Tobacco					—
Tridec Acquisition Co., Inc.	Transportation					—
XOJET Inc.	Transportation					15,044,525

Total Warrants						$15,044,525

Total Non-Affiliate Investments (Cost $330,790,428)						$227,006,254

AFFILIATE INVESTMENTS - 17.5% (d)
First Lien Debt - 4.9%
Airborne Tactical Advantage Company LLC	Capital Goods	7/2/2012	5.00%	N/A	11,768,103	9,435,082
West World Media, LLC	Media	8/24/2010	N/A	15.00%	16,173,520	15,356,314
YT Acquisition Corporation	Software & Services	3/31/2011	N/A	10.00%	5,452,106	4,978,086

First Lien Debt Total						$29,769,482

Second Lien Debt - 0.4%
YT Acquisition Corporation - Tranche A	Software & Services	9/30/2011	N/A	14.00%	455,472	407,704
YT Acquisition Corporation - Tranche B	Software & Services	9/30/2011	N/A	14.00%	2,898,158	1,936,456

Second Lien Debt Total						$2,344,160

Name	Industry	Maturity	Interest Rate Spread over LIBOR		Fixed Rate		Face Value/Shares		Fair Value
Common Equity - 7.2% (c)
Globe Specialty Metals, Inc.	Materials						2,065,829		6,372,256
Globe Specialty Metals, Inc.	Materials						32,601		100,561
Schuff International, Inc.	Materials						1,250,000		18,669,560
Schuff International, Inc.	Materials						328,300		5,329,754
Solsil, Inc.	Materials						272		10,774,872
YTAC Holdings, Inc.	Software & Services						518,377		1,364,881
YTAC Holdings, Inc.	Software & Services						520,991		1,371,763

Common Equity Total (c)									$43,983,647

Preferred Equity - 0.1% (c)
Crayons, Inc.	Food, Beverage & Tobacco						440,000		788,481

Preferred Equity Total (c)									$788,481

Unsecured/Subordinated Debt - 4.8%
Colt Defense LLC	Capital Goods	7/9/2015	N/A		13.00%		10,380,665		9,070,887
Schuff International, Inc.	Materials	8/31/2013	N/A		7.00%		15,000,000		20,248,398

Unsecured/Subordinated Debt Total									$29,319,285

Warrants - 0.0%
Crayons, Inc.	Food, Beverage & Tobacco								16,856

Total Warrants									$16,856

Total Affiliate Investments (Cost $117,624,361)									$106,221,911

CONTROL INVESTMENTS - 60.4% (e)
First Lien Debt - 30.4%
BioEnergy Holdings, LLC	Energy	6/15/2014	N/A		15.00%		39,076,678		31,801,220
CIRI Lakeside Gaming Investors, LLC - Promissory Note	Consumer Services	6/19/2009	N/A		10.00%		100,000		100,000
Havana Club Enterprises, LLC (b)	Consumer Services	9/1/2009	N/A		12.00%		7,553,005		4,215,613
Military Parts Exchange LLC	Retailing	7/28/2011	N/A		12.00%		14,353,682		13,721,764
Patriot Rail Corp.	Transportation	11/8/2011	4.00%		N/A		34,240,000		33,518,145
TransLoad America Inc.	Commercial & Professional Services	3/23/2012	N/A		14.50%		76,876,343		67,851,584
Westside Transload, LLC	Commercial & Professional Services	1/9/2011	N/A		13.00%		25,138,136		21,203,080
Wyoming Entertainment LLC	Consumer Services	9/15/2011	N/A		11.00	% (j)	15,691,316		12,548,374

First Lien Debt Total									$184,959,780

Second Lien Debt - 2.1%
Patriot Rail Corp.	Transportation	11/8/2011	7.00	% (j)	N/A		13,000,000		12,737,742

Second Lien Debt Total									$12,737,742

Common Equity - 26.2% (c)
Oneida Entertainment Holdings Inc.	Consumer Services							(f)	47,833,302
Plainfield Avalon Inc.	Food, Beverage & Tobacco							(f)	955,579
Plainfield Enterprises Holdings LLC	Consumer Services							(f)	1,313,530
Plainfield Finance Corporation	Diversified Financials							(f)	21,320,143
Plainfield Gaming III Inc.	Consumer Services							(f)	11,847,726
Plainfield Gaming Inc.	Consumer Services							(f)	3,616,528
Plainfield Milagro Holdings Inc.	Energy							(f)	9,703,721
Plainfield Offshore Holdings II Inc.	Diversified Financials							(f)	32,844,638
Plainfield Offshore Holdings IV Inc.	Diversified Financials							(f)	3,229,219
Plainfield Preferred Holdings Inc.	Diversified Financials							(f)	7,388,930

Name	Industry	Maturity		Interest Rate Spread over LIBOR	Fixed Rate	Face Value/Shares		Fair Value
Plainfield Racing Inc.	Consumer Services						(f)	4,746,417
TransLoad America Inc.	Commercial & Professional Services					912,202		14,248,284

Common Equity Total (c)								$159,048,017

Unsecured/Subordinated Debt - 1.7%
Oneida Entertainment Holdings Inc. (g)		5/31/2012	(h)	N/A	13.00%	3,800,000		2,927,455
Plainfield Finance Corporation (g)		12/28/2009	(h)	N/A	9.00%	6,540,000		5,896,121
Plainfield Finance Corporation (g)		1/23/2009	(h)	N/A	9.00%	1,500,000		1,448,772

Unsecured/Subordinated Debt Total								$10,272,348

Total Control Investments (Cost $411,826,810)								$367,017,887

Total Investments (Cost $860,241,599) (k)								$700,246,052

(a)	Investments other than those described in (d) and (e) below.
(b)	Security is in default and has been placed in non-accrual status. Interest rate presented is our contracted rate, not the default rate
(c)	All Common Equity and Preferred Equity securities are non-income producing and are generally restricted.
(d)	Portfolio Investments are considered “Affiliate Investments” if we own more than 5% but less than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(e)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(f)	Plainfield Direct Inc. holds a 100% equity interest in this company.
(g)	This investment represents a loan to a 100% owned company.
(h)	Payable on demand.
(i)	Interest rate spread is based on the prime rate, not LIBOR.
(j)	Issuer has the option to pay cash interest or interest in kind at different interest rates. Rate disclosed is the cash interest rate.
(k)	Aggregate gross unrealized appreciation for federal income tax purposes is $38,256,593; aggregate gross unrealized depreciation for federal income tax purposes is $(224,133,143). Net unrealized depreciation is $(185,876,550) based on a tax cost of $886,122,602.

All portfolio investments are located in the United States.

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT INC.

SCHEDULE OF INVESTMENTS

December 31, 2007

Name	Industry	Maturity	Interest Rate Spread over LIBOR		Fixed Rate	Face Value/Shares	Fair Value
NON-AFFILIATE INVESTMENTS - 46.6% (a)
First Lien Debt - 12.6%
Airborne Tactical Advantage Company LLC	Capital Goods	7/2/2012	5.00%		N/A	7,056,763	6,899,663
Ascendia Brands, Inc.	Household & Personal Products	2/9/2012	6.75%		N/A	15,000,000	14,166,219
Atkins Nutritionals, Inc.	Food, Beverage & Tobacco	9/12/2012	4.50%		N/A	9,975,000	9,623,992
CapRock Holdings, Inc.	Telecommunication Services	4/11/2012	3.00%		N/A	1,466,667	966,667
Clear Lake Country Club, LP	Real Estate	3/1/2009	N/A		12.50%	4,600,000	5,465,588
Energy Photovoltaics, Inc.	Utilities	6/15/2010	N/A		8.00%	5,000,000	4,946,655
John Linton	Media	6/4/2010	N/A		12.00%	812,536	775,312
Maritime Logistics US Holdings, Inc.	Transportation	11/8/2011	6.75%		N/A	7,884,615	7,862,215
MediLinQ, Incorporated	Health Care Equipment & Services	3/28/2010	N/A		10.00%	3,168,054	3,019,912
Movida Communications, Inc.	Telecommunication Services	8/14/2010	6.00	% (j)	N/A	8,150,778	7,718,070
Solidus Networks, Inc. (b)	Software & Services	9/18/2008	N/A		10.00%	3,250,835	2,894,713
Solidus Networks, Inc. (b)	Software & Services	9/18/2008	N/A		10.00%	1,051,395	925,948
The Evoleno Company LLC (b)	Automobiles & Components	3/14/2008	N/A		15.00%	1,563,783	435,222
XOJET, Inc.	Transportation	10/31/2009	N/A		15.00%	25,116,793	24,647,790

First Lien Debt Total							$90,347,966

Second Lien Debt - 21.7%
Antero Resources Corporation	Energy	4/12/2014	4.50%		N/A	10,000,000	9,700,000
CapRock Holdings, Inc.	Telecommunication Services	4/11/2013	6.50%		N/A	19,000,000	17,860,000
CDX Funding, LLC	Energy	3/31/2013	6.25%		N/A	6,000,000	5,595,000
Central Parking Corp.	Consumer Services	11/22/2014	4.50%		N/A	3,250,000	3,120,000
Cequel Communications, LLC	Media	5/5/2014	6.00%		N/A	5,823,919	5,448,276
Checkers Drive-In Restaurants, Inc.	Consumer Services	6/20/2011	8.75%		N/A	18,000,000	17,190,000
Deluxe Entertainment Services Group Inc.	Consumer Durables & Apparel	11/11/2013	6.00%		N/A	14,000,000	12,740,000
Lion Copolymer, LLC	Capital Goods	7/2/2014	7.50%		N/A	31,750,000	31,432,500
Milagro Holdings, LLC	Energy	4/18/2009	6.25%		N/A	20,000,000	19,983,229
Palmetto Holdings LLC	Materials	12/16/2013	6.25%		N/A	10,714,286	10,392,857
Penton Business Media Holdings, LLC	Media	2/1/2014	5.00%		N/A	2,500,000	2,168,750
RPG Holdings, Inc	Commercial Services & Supplies	12/5/2012	9.25%		N/A	10,731,013	9,818,877
Resolute Aneth, LLC	Energy	6/27/2013	4.50%		N/A	10,000,000	9,925,000

Second Lien Debt Total							$155,374,489

Common Equity - 6.2% (c)
Friedman’s, Inc.	Retailing					416,500	11,417
Horsehead Corporation	Materials					996,400	16,908,908
NCP-ATK Co-Invest LP	Food, Beverage & Tobacco					100,000	11,298,697
Orion Marine Group, Inc.	Media					750,000	11,250,000
Palmetto Holdings LLC	Materials					37,500	3,733,618
Puradyn Filter Technologies Inc.	Automobiles & Components					100,000	38,000
United Site Services Holdings, Inc.	Commercial Services & Supplies					10,000	1,000,000

Common Equity Total (c)							$44,240,640

Name	Industry	Maturity	Interest Rate Spread over LIBOR		Fixed Rate	Face Value/Shares	Fair Value
Preferred Equity - 0.5% (c)
Alena Internet Corporation	Media					2,000,000	2,197,337
Crayons, Inc.	Food, Beverage & Tobacco					440,000	971,887
Solidus Networks, Inc.	Software & Services					2,691,457	334,121
Ze-Gen, Inc.	Utilities					100,000	100,000

Preferred Equity Total (c)							$3,603,345

Unsecured/Subordinated Debt - 5.3%
East Cameron Gas Company	Energy	7/9/2019	N/A		11.25%	14,629,736	11,142,983
Friedman’s, Inc. (b)	Retailing	12/9/2010	N/A		8.00%	1,318,826	247,326
Ivy Hill Middle Market Credit Fund, LTD.	Diversified Financials	11/20/2018	N/A		0.00%	6,650,000	6,650,000
Movida Communications, Inc.	Telecommunication Services	11/30/2011	N/A		7.00%	30,907,212	18,067,537
Solidus Networks, Inc. (b)	Software & Services	9/18/2012	N/A		0.00%	734,521	136,756
Synova Healthcare Group, Inc. (b)	Household & Personal Products	1/12/2012	N/A		6.50%	5,250,530	1,982,500

Unsecured/Subordinated Debt Total							$38,227,102

Warrants - 0.2%
Crayons, Inc. - Series A Preferred Equity Warrants	Food, Beverage & Tobacco						1,125
Puradyn Filter Technologies Inc. - Common Stock Warrants	Automobiles & Components						41,600
Solidus Networks, Inc. - Common Stock Warrants	Software & Services						4,107
Solidus Networks, Inc. - Series C Preferred Warrants	Software & Services						—
Solidus Networks, Inc. - Common Stock Warrants	Software & Services						3,662
Synova Healthcare Group, Inc. - Common Stock Warrants	Household & Personal Products						—
TrueMRI Management Group, Inc. - Common Stock Warrants	Health Care Equipment & Services						438,393
XOJET Inc. - Common Stock Warrants	Transportation						1,159,239

Warrants Total							1,648,126

Total Non-Affiliate Investments (Cost $372,583,814)							$333,441,668
AFFILIATE INVESTMENTS - 25.8% (d)
First Lien Debt - 5.7%
American Gaming Group LLC	Consumer Services	12/23/2011	4.00%		N/A	11,500,000	10,838,874
American Gaming Group LLC	Consumer Services	12/23/2011	9.50%		N/A	5,000,000	4,908,934
American Gaming Group LLC	Consumer Services	12/23/2011	9.50%		N/A	318,627	312,824
American Gaming Group LLC	Consumer Services	12/23/2011	4.00%		N/A	732,843	690,713
The Elk Horn Coal Company, LLC - Series A	Energy	11/17/2013	2.50	% (j)	N/A	7,235,678	7,166,215
The Elk Horn Coal Company, LLC - Series B (i)	Energy	11/17/2013	2.50	% (j)	N/A	2,828,266	—
Solsil, Inc.	Materials	10/21/2008	3.00%		N/A	765,132	756,506
West World Media, LLC	Media	8/24/2010	N/A		15.00%	15,788,706	15,781,644
First Lien Debt Total							$40,455,710
Common Equity - 12.7% (c)
Globe Specialty Metals, Inc.	Materials					1,390,581	17,879,395
Ormet Corp.	Materials					80,737	200,228
Ormet Corp. (Restricted)	Materials					824,480	1,942,475
Ormet Corp. (Claims)	Materials					12,278,000	122,780
Schuff International, Inc.	Materials					328,300	10,985,969
Schuff International, Inc. (Restricted)	Materials					1,250,000	38,486,590
Solsil, Inc.	Materials					330	19,771,978
Spacehab, Inc.	Capital Goods					1,199,757	1,871,621

Common Equity Total (c)							$91,261,036

Preferred Equity - 0.3% (c)
Solsil, Inc.	Materials					32	1,911,032

Preferred Equity Total (c)							$1,911,032

Name	Industry	Maturity		Interest Rate Spread over LIBOR	Fixed Rate	Face Value/Shares		Fair Value
Unsecured/Subordinated Debt - 7.1%
American Gaming Group LLC	Consumer Services	12/22/2011		N/A	15.00%	3,497,448		3,081,129
Colt Defense Holding LLC	Capital Goods	7/9/2015		N/A	13.00%	10,147,203		9,866,582
The Elk Horn Coal Company, LLC - Series A	Energy	1/1/2014		N/A	6.50%	4,638,780		4,151,708
The Elk Horn Coal Company, LLC - Series B	Energy	1/1/2014		N/A	6.50%	2,646,873		2,368,951
Schuff International, Inc.	Materials	8/31/2013		N/A	7.00%	15,000,000		31,400,693

Unsecured/Subordinated Debt Total								$50,869,063

Warrants - 0.0%
Ormet Corp. - Common Stock Warrants	Materials							2,000

Warrants Total								$2,000

Total Affiliate Investments (Cost $139,705,564)								$184,498,841

CONTROL INVESTMENTS - 41.1% (e)
First Lien Debt - 15.0%
BioEnergy Holdings, LLC	Pharmaceuticals, Biotechnology & Life Sciences	6/15/2014		N/A	15.00%	21,600,000		21,767,180
Havana Club Enterprises, LLC	Consumer Services	9/1/2009		N/A	12.00%	5,698,840		5,275,556
Patriot Rail Corp.	Transportation	11/8/2011		4.00%	N/A	12,340,000		12,328,852
TransLoad America Inc.	Commercial Services & Supplies	3/23/2012		N/A	13.50%	44,619,910		44,887,723
Westside Transload, LLC	Commercial Services & Supplies	1/5/2011		N/A	13.00%	13,375,343		11,930,001
Wyoming Entertainment LLC	Consumer Services	9/15/2011		N/A	11.00%	11,813,592		11,102,839

First Lien Debt Total								$107,292,151

Second Lien Debt - 0.3%
Patriot Rail Corp.	Transportation	11/8/2011		7.00%	N/A	1,900,000		1,866,944

Second Lien Debt Total								$1,866,944

Common Equity - 24.5% (c)
Oneida Entertainment Holdings Inc.	Consumer Services						(f)	40,128,048
Plainfield Direct West LLC	Media						(f)	10,935,310
Plainfield Direct West II LLC	Food, Beverage & Tobacco						(f)	3,074,522
Plainfield Direct West III LLC	Food, Beverage & Tobacco						(f)	3,042,000
Plainfield Direct West IV LLC	Food, Beverage & Tobacco						(f)	980,720
Plainfield Finance Corporation	Diversified Financials						(f)	20,766,643
Plainfield Gaming III Inc.	Consumer Services						(f)	3,744,978
Plainfield Gaming Inc.	Consumer Services						(f)	2,219,265
Plainfield Milagro Holdings Inc.	Energy						(f)	12,302,827
Plainfield Offshore Holdings II Inc.	Diversified Financials						(f)	20,643,017
Plainfield Offshore Holdings IV Inc.	Diversified Financials						(f)	6,097,406
Plainfield Preferred Holdings Inc.	Diversified Financials						(f)	5,807,143
Plainfield Racing Inc.	Consumer Services						(f)	6,004,769
Plainfield West IV LLC	Health Care Equipment & Services						(f)	20,039,217
TransLoad America Inc.	Commercial Services & Supplies					912,202		19,815,471

Common Equity Total (c)								$175,601,336

Unsecured/Subordinated Debt - 1.4%
Oneida Entertainment Holdings Inc. (g)	Consumer Services		(h)	N/A	13.00%	3,800,000		3,723,073
Plainfield Finance Corporation (g)	Consumer Services		(h)	N/A	9.00%	6,000,000		6,000,000

Name	Industry	Maturity	Interest Rate Spread over LIBOR	Fixed Rate	Face Value/Shares	Fair Value
Unsecured/Subordinated Debt Total						$9,723,073

Total Control Investments (Cost $281,168,081)						$294,483,504

Total Investments (Cost $793,457,459) (k)						$812,424,013

(a)	Investments other than those described in (d) and (e) below.
(b)	Security is in default and has been placed in non-accrual status.
(c)	All Common Equity and Preferred Equity securities are non-income producing and are generally restricted.
(d)	Portfolio Investments are considered “Affiliate Investments” if we own more than 5% but less than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(e)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(f)	Plainfield Direct Inc. holds a 100% equity interest in this company.
(g)	This investment represents a loan to a 100% owned company.
(h)	Payable on demand
(i)	Principal and interest on the Elk Horn LLC Series B Term Loan are collectible only in the event that the company defaults on certain obligations of their Series A Term Loan. This security is therefore non-income producing.
(j)	Interest rate spread is based on the prime rate, not LIBOR.
(k)	Aggregate gross unrealized appreciation for federal income tax purposes is $84,669,501; aggregate gross unrealized depreciation for federal income tax purposes is $(63,858,889). Net unrealized appreciation is $20,810,612 based on a tax cost of $791,613,401.

All portfolio investments are located in the United States.

The accompanying notes are an integral part of these financial statements

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Plainfield Direct Inc. (which is referred throughout this report as “the Company,” “we,” and “us”) is an externally managed non-diversified closed-end investment management company. The Company was organized under the laws of Delaware and was formed as a limited liability company in December 2005. The Company commenced operations on April 1, 2006. On May 1, 2007, the Company made the election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). This election placed certain limitations on the investments that the Company can hold in its portfolio after May 1, 2007. Contemporaneously with the election to be regulated as a BDC, the Company converted from a limited liability company to a corporation. Accordingly, the Company’s name changed to Plainfield Direct Inc. (previously known as Plainfield Direct LLC). On May 8, 2007, the Company filed a registration statement on Form N-2 with the United States Securities and Exchange Commission to register an offering of approximately $200 million of its common stock. The Company filed amended registration statements on Form N-2 on September 21, 2007, October 12, 2007 and April 18, 2008. Due to the substantial uncertainty currently prevalent in the global economy and U.S. capital markets, the Company is unable to determine the timing of when it will complete this offering. The Company elected to be taxed as a regulated investment company (“RIC”).

The Company has engaged Plainfield Asset Management LLC (“the Investment Manager” or “PAM”) to manage and invest the Company’s assets. See note 9 for further details.

The Company primarily makes loans to and other investments in private (and to a lesser extent, public) “middle-market” companies, which we define as companies with annual revenues between $25 million and $500 million. The Company’s investment objective is to provide a combination of current income and capital appreciation.

The Company invests throughout the capital structure of these companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments including preferred equity, common equity and warrants. The Company anticipates that its investments will be in newly-negotiated transactions as well as investments acquired in the secondary market. The Company may also invest opportunistically in other types of investments, including securities and derivatives of public companies.

One of the Company’s shareholders, Plainfield Special Situations Master Fund Limited (“PSSMF”), has significant ownership of our common stock and is able to exert influence over our management and policies and control most votes requiring shareholder approval. In addition, another shareholder, pursuant to the provisions of a voting agreement and its ownership interest in the Company, may have the ability to control the vote in certain liquidation scenarios. We cannot predict the effect of the current global economic events on the strategic or tactical decisions these shareholders may make, including in response to demands by their investors to redeem.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Company’s policy is to consolidate only other investment companies as defined in section 3 of the 1940 Act. Since wholly owned portfolio companies do not meet the criteria specified in the 1940 Act, they are reflected as investments on the schedule of investments.

Financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006 are presented. Due to the fact that the period from April 1, 2006 through December 31, 2006 was a startup period and does not represent a full year of operations, results of operations for that period are not necessarily comparable to the results of operations for the years ended December 31, 2008 and 2007 or indicative of results of operations that may be expected in future periods.

Accounting for Transactions

Investment security transactions are recorded on a trade date basis.

Bank loans and structured loans, such as revolving credit agreements, are recorded on the statement of assets and liabilities as a component of investments owned, net of any fees received relating to the unfunded portion of the related revolving credit agreement. For credit agreements where an initial commitment fee or funding fee is received, such amount is recorded as a component of deferred fee income which is reflected within accounts payable and other liabilities on the statement of assets and liabilities and amortized to interest income over the life of the related credit agreement. Total amortization of deferred fee income for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006 was $1,762,231, $1,386,341 and $157,921, respectively.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Valuation of Investments

The Company’s assets are valued in accordance with the provisions of FASB Statement No. 157, Fair Value Measurements (“SFAS 157”) and Section 2(a)(41) of the 1940 Act. The Company defines fair value as the price that would be received for an investment in an orderly transaction between market participants on the measurement date. Refer to note 4 for quantitative information about our securities within the context of the fair value hierarchy set forth in SFAS 157.

There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. The Company’s valuation policy considers the fact that no ready market exists for most of the securities in which it invests and that fair value for such investments must typically be determined using unobservable inputs. SFAS 157 requires the Company to assume that an investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.

Any changes in value are recorded in our statement of operations as “net realized and change in unrealized gains (losses) on investments.” In making fair value determinations, the following guidelines are used.

For investments where market quotes or other third party prices are readily available:

Investments that are listed on an exchange (whether domestic or foreign), including the NASDAQ National Market, and are freely transferable, are valued at their last sale price on such exchange during the regular or primary trading session on the date of determination or “official closing price” (if applicable), or, if no sales occurred on such date, at the midpoint of the “bid” and the “asked” price at the close of business on such day. In such cases, the Investment Manager believes that the midpoint between “bid” and “ask” prices is generally the best estimate of exit price. Valuation discounts may be applied against securities that are listed on an exchange and are not freely transferable because of restrictions attributable to the security that would transfer to market participants. Securities (including derivatives) traded over the counter, not listed on an exchange, and that are freely transferable, are valued at a price obtained from third-party pricing services, including where appropriate, multiple broker dealers, as determined by the Investment Manager. Options that are listed on a national options exchange are valued at their last sale price on the principal market on which such options traded on such date; provided, however, that if the last sale price of such options does not fall within the last “bid” and “asked” price for such options on such date, the options are valued at the midpoint of the last “bid” and “asked” price for such options (the Investment Manager’s best estimate of exit price) on such date as determined by the Investment Manager.

Notwithstanding the foregoing, if in our reasonable judgment, the price for any securities we hold, determined in the manner described above does not accurately reflect the actual sale price that would be attained in the principal or most advantageous market, such security is valued at a price that reflects management’s best estimate of the actual sale price that would be attained in the principal or most advantageous market.

For investments where market quotes or other third party prices are not readily available:

Such investments are typically illiquid and do not trade in active markets. Accordingly, in order to estimate the sale price that would be attained in a hypothetical market, these investments are reviewed and valued using one or more of the following types of financial and credit analyses, including the income approach, the market comparable approach, and the transaction approach. The choice of analyses, and the weight assigned to factors within the approaches, may vary across investments and may change within an investment if events occur that warrant such a change. The following is an explanation of some of these review and valuation methods:

•

The income approach utilizes the discounted cash flow method of valuation and includes a terminal value/exit multiple. The present value resulting from this analysis is then discounted to reflect the illiquid nature of the investment. Where applicable, other factors such as a minority, or non-control, position are considered.

•

The market comparable approach examines publicly traded companies within the same industry as the portfolio company’s business. Market derived multiples based upon such measures as earnings, book value, cash flow and revenues are typically applied to the appropriate indicators of the portfolio company’s business to determine a value.

•

The transaction approach examines valuations determined in connection with acquisitions of either publicly traded or privately held companies within the same industry as the portfolio company. In addition, when an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to test or corroborate its valuation.

Other information used with these methods, where relevant, to value an investment may include analysis of the company’s profitability and performance against projections, default or bankruptcy, transactions in such securities or similar securities, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company operates, comparisons of financial ratios of peer companies that are public, appraisals, material changes in interest rates impacting fixed rate debt, book value, replacement cost, or other factors deemed applicable.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Without readily available market data, and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith may differ materially from the values that would have been used had a ready market existed for the investments.

Notwithstanding the foregoing, if in our reasonable judgment, the price for any securities we hold, determined in the manner described above does not accurately reflect the actual sale price that would be attained in the principal or most advantageous market, such security is valued at a price that reflects management’s best estimate of the actual sale price that would be attained in the principal or most advantageous market.

Swaps

Credit default swaps and interest rate swaps are valued in accordance with the policies set forth above. [Doesn’t seem consistent with N-2 disclosure. See pg. 70 of 1/21 redline of N-2]

Total return bank debt swaps are valued based upon the change in price of the underlying reference asset (determined in accordance with the provisions set forth above) from the original swap agreement date to the date of determination, plus accrued interest receivable, less accrued financing costs.

Total return equity swaps are valued based upon the change in price of the underlying instrument (determined in accordance with the provisions set forth above) from the original swap agreement date to the date of determination, less accrued financing costs.

The Company considers counterparty risk in determining the fair market value of its swaps.

Wholly owned portfolio investments

The fair value of wholly owned portfolio investments represents the sum of the fair values of the investment securities they hold (which are valued in accordance with the policies set forth above) plus or minus the fair value of any other assets and liabilities they hold.

Income and Expense Recognition

•

The Company measures realized gains or losses as the difference between the net proceeds from a repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

•	Realized gains and losses on security transactions are determined using the “First In, First Out” method.

•

Interest income, including the amortization of premium and discount, is recorded on an accrual basis to the extent that such amounts are earned and expected to be collected. Loan origination fees, original issue discount, and market discount or premiums are capitalized and then amortized as interest income over the life of the respective security. The amortized cost of investments represents the original cost adjusted for the amortization of premiums and discounts on bonds. Upon any prepayment of a loan or debt security, prepayment penalties and any unamortized loan origination fees are recorded as interest income. Fees that are administrative in nature are recognized as revenue when earned and recorded as other fee income.

•

Accrued interest is generally written off when a loan is placed on non-accrual status. Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

•

Dividends are recorded on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are earned and expected to be collected. The Company stops accruing for dividends on its equity investments when there is reasonable doubt that dividends will be collected.

•	Debt issuance costs are amortized to expense on a straight-line basis over the life of the related instrument.

•

Deferred fee income relates primarily to commitment and funding fees received in exchange for the extension of credit facilities. The Company amortizes deferred fee income to interest income over the life of the related credit facility using the effective interest method.

•

Organizational expense represents costs incurred to establish the Company and enable it legally to do business. This includes costs incurred in connection with our election to become a BDC. These costs were expensed as incurred.

•	Professional fees are composed primarily of legal, audit, consulting and tax fees incurred as part of normal business operations. Professional fees are expensed as incurred.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•

Offering costs are capitalized and charged to paid in capital upon completion of the associated offering. During the years ended December 31, 2008 and 2007, the Company expensed previously capitalized offering costs of $1,038,088 and $1,038,087, respectively, as management concluded that these costs had no future benefit to the Company.

•	Distributions to shareholders are recognized on the record date.

Income Taxes

The Company has elected to be treated as a RIC, and accordingly, qualifies for the tax treatment applicable to RICs. In order to qualify as a RIC, and to be taxed as a RIC, among other factors, the Company is required to meet quarterly asset diversification tests and timely distribute to its shareholders at least 90% of investment company taxable income, as defined by the Internal Revenue Code, for each year.

The components of accumulated (losses) earnings on a tax basis were as follows:

	12/31/2008	12/31/2007
Undistributed ordinary income – net	$—	$—
Undistributed long-term capital gains – net	—	—

Total undistributed earnings – net	$—	$—
Capital loss carryforward	(76,636,947)	—
Unrealized (losses) gains – net*	(217,592,221)	3,015,657

Total accumulated (losses) earnings – net	$(294,229,168)	$3,015,657

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the realization for tax purposes of certain unrealized gains and losses upon conversion of the Company from a single member LLC to a partnership and upon the conversion of the partnership to a corporation, the tax treatment of premium on convertible debt instruments, the tax treatment of original issue discount on defaulted securities, the tax treatment of distributions from certain investments, the tax treatment of certain loan fees, the tax treatment of unrealized gains and losses on certain swap transactions, the deferral of losses on certain transactions between related parties, the tax treatment of post-October losses, the deferral of losses on wash sale transactions, the tax treatment of realized losses on worthless securities, the tax treatment of defaulted interest and the tax treatment of single member LLCs.

For the period from November 1, 2008 to December 31, 2008, the Company elected to defer until the first business day of 2009 for U.S. Federal income tax purposes net capital losses of $(21,194,764). For the period from November 1, 2007 to December 31, 2007, the Company elected to defer until the first business day of 2008 for U.S. Federal income tax purposes net capital losses of $(369,763).

On December 31, 2008 the Company had a capital loss carry forward of $(76,636,947), all of which expires in 2016. This amount will be available to offset future taxable gains.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the following book vs. tax differences have been reclassified as follows:

	12/31/2008	12/31/2007
Accumulated undistributed net investment income	$25,136,797	$(39,023,819)
Accumulated net realized (loss) on sale of investments	$(190,100)	$(23,888,335)
Additional paid-in capital	$(24,946,697)	$62,912,154

In 2008, permanent differences were primarily attributable to the realization for tax purposes of certain unrealized gains and losses upon conversion of the Company from a single member LLC to a partnership and upon the conversion of the partnership to a corporation, the tax treatment of offering costs, the tax treatment of certain loan fees, the tax treatment of certain swap transactions, the treatment of net operating losses, and the treatment of return of capital distributions paid by the company.

In 2007, permanent differences were primarily attributable to elimination of undistributed amounts recorded prior to the conversion of the Company to a corporation, the realization for tax purposes of certain unrealized gains and losses upon conversion of the Company from a single member LLC to a partnership and upon the conversion of the partnership to a corporation, the tax treatment of offering costs, the tax treatment of certain loan fees, the tax treatment of certain swap transactions and the impact of the consent dividends paid by the Company.

In 2007, the Company utilized a consent dividend to meet its federal income and excise tax distribution requirements. A consent dividend is not an actual transfer of cash, but is a deemed distribution made by a fund to its shareholders that for all purposes of the Internal Revenue Code is treated as a cash distribution made on the last day of the fund’s taxable year. The effect of the consent dividend to our shareholders is that the amounts deemed paid by the Company are included in their income on the last day of the Company’s taxable year.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Cash and Cash Equivalents

Highly liquid investments with a maturity of 90 days or less at the date of purchase are classified as cash equivalents.

Collateral Held at Brokers

Collateral held at brokers represents cash collateral held by the Company’s brokers and various counterparties, which earns interest at a negotiated rate and is pledged for derivative transactions.

Payment–in–Kind Interest

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK represents contractual interest that is accrued at the contractual rate specified in each loan agreement. PIK interest is added to the principal loan balance and recorded as interest income. It generally becomes due at maturity. PIK interest is not accrued if there is reasonable doubt surrounding its collectability.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In October 2008, the FASB issued FASB Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. FSP 157-3 does not change the fair value measurement principles set forth in SFAS 157. Since adopting SFAS 157 in January 2008, the Company’s practices for determining the fair value of its investment portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, FSP 157-3 did not affect the Company’s practices for determining the fair value of its investment portfolio and did not have a material impact on the Company’s financial statements.

In March 2008, the Financial Accounting Standards Board issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives; quantitative disclosures about fair value amounts of, and gains and losses on, derivative instruments; and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years, and early adoption is encouraged. We will adopt this standard on January 1, 2009. Management is currently evaluating the enhanced disclosure requirements of SFAS 161. We do not expect that the adoption of this standard will have a material impact on our financial position or results of operations.

Note 3. Capital

During the period of April 1, 2006 to October 2, 2006, loans and other investments previously owned by PSSMF were contributed, together with $175,542,164 in cash, by PSSMF to the Company, as equity capital contributions. All transfers occurred at fair value (without brokerage fees or commissions) determined in accordance with the Company’s and PSSMF’s investment valuation policies, which are substantially the same. Transfers of loans and other investments that occurred when we were wholly owned by PSSMF were treated as transfers between entities under common control in accordance with GAAP. Upon transfer, the Company retained PSSMF’s historical cost basis of $250,809,053 as the initial basis of the assets. From July 1, 2006 through October 2, 2006, the Company also raised $231,929,950 in cash from new and existing shareholders through subscriptions in Plainfield Direct Master Fund Limited (“PDMF”), our other shareholder at the time. On May 1, 2007, the Company converted from a limited liability company to a corporation and issued 50,000,000 common shares.

Until December 30, 2007, PSSMF owned 33,270,000 and PDMF owned 16,730,000 of the Company’s 50,000,000 outstanding shares. On December 30, 2007, each of PSSMF and PDMF entered into a reorganization agreement with Plainfield Direct Holdings LLC (“PDH”), whereby each of PSSMF and PDMF transferred the stock they owned in the Company to PDH in exchange for an equity interest in PDH that was proportional to the shares transferred, resulting in PDH becoming, at the time, our sole shareholder. Until July 3, 2008, PDH was the sole shareholder of the Company. On July 3, 2008, the Company completed a $215,000,000 private equity offering and issued 15,759,805 common shares. Related offering costs were $515,689. Following the private equity offering, total common shares outstanding were 65,759,805.

On December 31, 2008, PDMF, PSSMF, PDH and certain other of their affiliates began a series of reorganization transactions pursuant to which, among other things, PDMF entered a process of voluntary liquidation, PDH became a wholly owned subsidiary of PSSMF and PDH distributed all of its shares of the Company’s common stock to PSSMF, resulting in PSSMF becoming a direct shareholder.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the Company’s distributions declared since May 1, 2007 (date of BDC election):

Date Declared	Record Date	Payment Date	Return of Capital Distribution	Distribution/Share
September 15, 2008	September 15, 2008	October 1, 2008	$25,000,000 (a)	$0.38

The income tax character of this distribution was a return of capital.

During the year ended December 31, 2007 there were $6,177,426 in owner redemptions. These redemptions all occurred prior to the Company’s election to be regulated as a BDC on May 1, 2007. There were no redemptions during the year ended December 31, 2008.

Note 4. Investments

SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to observable, unadjusted quoted prices in active markets for identical assets (level 1 measurements) and lowest priority to unobservable inputs (level 3 measurements). The Company classifies its investment securities as level 1, 2 or 3 based on the lowest level input that is significant to its fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and the inputs that are characteristic of each of the levels are described below:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2:	Inputs other than quoted prices that are observable (based on market data obtained from sources independent of the company) for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

Level 3:	Inputs that are unobservable (assumptions about market participants developed based on the best information available in the circumstances) and cannot be corroborated by observable market data.

The Company further sub-classifies its Level 3 investments as follows:

•	3A: Third party pricing sources including pricing services and broker quotes that cannot be precisely corroborated with recorded market trades at the measurement dates;

•	3B: Internal pricing models.

The following table sets forth the assets and liabilities that we report at fair value on our statement of assets and liabilities using the SFAS 157 hierarchy and specific guidelines referred to in note 2:

	As of December 31, 2008
			Level
	Level 1	Level 2	3A	3B	Total
Assets:
Non-affiliate investments	$—	$2,337,500	$110,635,355	$114,033,399	$227,006,254
Affiliate investments	—	11,802,571	—	94,419,340	106,221,911
Control investments	—	—	—	367,017,887	367,017,887
Swap assets	—	7,180,628	5,846,289	—	13,026,917

Total assets	$—	$21,320,699	$116,481,644	$575,470,626	$713,272,969

Liabilities:
Swap liabilities	—	—	(43,396,356)	(1,030,701)	(44,427,057)

Total liabilities	$—	$—	$(43,396,356)	$(1,030,701)	$(44,427,057)

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table sets forth a summary of changes in the fair value of investment assets and liabilities measured using Level 3 (A&B) inputs for the year ended December 31, 2008:

	Non-affiliate Investments	Affiliate Investments	Control Investments	Swap Assets	Swap Liabilities	Total
Fair value as of December 31, 2007	$316,532,761	$153,561,630	$294,483,503	$3,366,677	$(14,492,941)	$753,451,630
Net realized (losses) gains	(107,081,785)	(3,304,868)	(636,048)	10,782,331	(37,155,560)	(137,395,930)
Net change in unrealized (losses) gains	(57,954,724)	(39,275,159)	(53,521,732)	(915,388)	(29,934,116)	(181,601,119)
Purchases, sales, issuances and settlements, net	63,459,433	(6,849,194)	126,692,164	(7,387,331)	37,155,560	213,070,632
Transfers between categories	9,713,069	(9,713,069)	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—	—	—

Fair value as of December 31, 2008	$224,668,754	$94,419,340	$367,017,887	$5,846,289	$(44,427,057)	$647,525,213
Net change in unrealized gains (losses) relating to investments held at December 31, 2008 (1)	$(117,893,441)	$(17,427,560)	$(50,088,008)	$1,774,119	$(39,318,904)	$(222,953,795)

(1)	Included in net change in unrealized gains (losses) in the accompanying statement of operations. Net change in unrealized gains (losses) includes net unrealized gains (losses) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Note 5. Derivative Instruments

At December 31, 2008 and 2007, total swap assets at fair value were $13,026,917 and $6,593,036, respectively and total swap liabilities at fair value were $44,427,057 and $14,492,940, respectively. In accordance with Financial Accounting Standards Board Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts,” the Company groups swap asset and liability balances by swap type by counterparty. Positive balances are classified as assets; negative balances are classified as liabilities. Interest and other income receivable and fees payable on swaps are included as components of swap assets and liabilities at fair value in the statement of assets and liabilities. All income and expenses related to swaps are reflected within net realized gains (losses) and net change in unrealized gains (losses) from swap transactions on the statements of operations.

Set forth below is a summary of the balances that comprise total swap assets and liabilities at fair value at December 31, 2008 and 2007.

December 31, 2008

Counterparty/Swap Type	Amount
Barclays Bank PLC—credit default swaps	$5,846,288
Deutsche Bank AG—equity index total return swaps	7,180,629

Total swap assets at fair value	$13,026,917

Counterparty/Swap Type	Amount
Barclays Bank PLC—total return swaps	$(34,379,229)
Credit Suisse Capital LLC—total return swaps	(2,936,244)
UBS AG—interest rate swaps	(7,111,584)

Total swap liabilities at fair value	$(44,427,057)

December 31, 2007

Counterparty/Swap Type	Amount
Barclays Bank PLC—credit default swaps	$1,769,296
Deutsche Bank AG—equity index swap	3,226,360
Morgan Stanley Capital Services Inc.—credit default swap	232,747
UBS AG—credit default swaps	1,364,633

Total swap assets at fair value	$6,593,036

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Counterparty/Swap Type	Amount
Barclays Bank PLC—total return swaps	$(6,758,959)
Credit Suisse Capital LLC—total return swaps	(274,959)
Deutsche Bank AG—total return swaps	(485,559)
UBS AG—interest rate swaps	(6,973,463)

Total swap liabilities at fair value	$(14,492,940)

Bank Debt Total Return Swaps

As part of its financing strategy, the Company utilizes leverage. One method of raising debt financing is through the use of total return swaps. A total return swap is a customized derivative instrument that entitles the Company to certain payments on the gain or loss on the value of an underlying security or securities, referred to as the reference asset or assets. The economic intent of the swap arrangements is to pass on the investment returns experienced in the reference asset portfolios to the Company.

Under a total return swap, the Company enters into an agreement in which the counterparty agrees to pay the Company the total return (e.g., cash flow stream and capital gains) of a specified reference asset. In exchange, the counterparty receives from the Company a stream of interest payments (typically LIBOR based) and any capital depreciation on the notional amount of the reference asset. Concurrently with this agreement, the counterparty may agree to acquire the reference asset directly from the Company or from the third party. If so, the counterparty funds the purchase of the asset and is the record holder of the asset. The counterparty is freely able to transfer, sell or hypothecate the asset and effectively controls such asset. The Company also posts cash collateral with the counterparty. The Company has typically been required to post initial cash collateral equal to approximately 30% of the fair value of the reference asset, plus the total amount of any subsequent decreases in the fair market value of the reference asset. Total return swap arrangements allow the Company to earn the economic return on reference assets without purchasing such reference assets. The Company has entered into swap agreements with large commercial and investment banks.

Total return swaps are marked to market and an unrealized gain (loss) is recorded in the Company’s statement of assets and liabilities at each valuation date as unrealized appreciation (depreciation) on swaps. Each swap is net settled monthly with any excess of cash interest received, including other miscellaneous executing and transaction costs, over swap financing fees paid to the Company. The Company records a realized gain (loss) when a reference asset is sold. All periodic payments received under the swap agreements are recorded as a component of realized gain on swap transactions in the statement of operations.

As of December 31, 2008, the Company received the economic return on reference assets with a total market value of $41,076,582 from two counterparties, as set forth below:

Name	Industry	Asset Class/Terms	Market Value of Reference Assets	Swap Fair Value
Barclays Bank Total Return Swaps:
CapRock Holdings, Inc.	Telecommunication Services	1st Lien Debt - LIBOR + 3%, 5/4/12	$15,169,000	$(4,382,688)
Cavtel Holdings, LLC	Telecommunication Services	1st Lien Debt - Prime + 6.25%, 12/31/12	—	(6,173,762)*
Checkers Drive-In Restaurants, Inc.	Consumer Services	1st Lien Debt - LIBOR + 4.25%, 6/20/11	11,559,169	(6,302,465)
Crimson Exploration, Inc.	Energy	2nd Lien Debt - LIBOR + 5.75%, 5/08/12	6,250,000	(3,697,693)
JG Wentworth, LLC	Diversified Financials	1st Lien Debt - LIBOR + 2.25%, 4/04/14	—	(6,027,433)*
LVI Services, Inc.	Commercial Services & Supplies	1st Lien Debt - LIBOR + 4.75%, 11/16/11	—	(1,848,007)*
Revere Industries, LLC	Materials	1st Lien Debt - Prime + 4.25%, 12/15/10	1,121,171	(572,193)
Rexair, LLC	Household & Personal Products	1st Lien Debt - LIBOR + 4.25%, 6/30/10	423,578	(33,925)
United Site Services Holdings, Inc.	Commercial Services & Supplies	Unsecured/Subordinated - 12%, 6/29/14	4,507,866	(5,341,063)

Total Barclays TRS			$39,030,784	$(34,379,229)

Credit Suisse Bank Total Return Swaps:
Cequel Communications, LLC	Media	2nd Lien Debt - LIBOR + 4.5%, 5/05/14	$—	$(1,905,543)*
RPG Holdings, Inc.	Commercial Services & Supplies	2nd Lien Debt - Prime + 10.25%, 12/05/12	2,045,798	(1,030,701)

Total Credit Suisse TRS			$2,045,798	$(2,936,244)

All Bank Debt Total Return Swaps			$41,076,582	$(37,315,473)

*	These total return swaps have been terminated but not settled as of December 31, 2008. The swap fair value represents unrealized appreciation/depreciation, accrued interest income and accrued interest expense recognized. Under our total return swap agreements, the Company continues to earn interest and incur a financing fee until settlement of trades. As these swaps had been terminated as of December 31, 2008, the market value of the related reference asset is not included in the table.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2007, the Company received the economic return on reference assets with a total market value of $229,816,514 from three counterparties, as set forth below:

Name	Industry	Asset Class/Terms	Market Value of Reference Assets	Swap Fair Value
Barclays Bank Total Return Swaps:
Callon Petroleum Company	Energy	1st Lien Debt - LIBOR + 7%, 4/18/14	$20,685,000	$(362,448)
Cannery Casino Resorts, LLC	Consumer Services	2nd Lien Debt - LIBOR + 4.25%, 5/18/14	9,775,000	(248,635)
CapRock Holdings, Inc.	Telecommunication Services	2nd Lien Debt - LIBOR + 6.50%, 5/4/13	9,400,000	(451,640)
CapRock Holdings, Inc.	Telecommunication Services	1st Lien Debt - LIBOR + 3%, 5/4/12	18,706,000	(925,275)
Carestream Health, Inc.	Health Care Equipment & Services	2nd Lien Debt - LIBOR + 5.25%, 10/30/13	6,993,750	(487,817)
Cavtel Holdings, LLC	Telecommunication Services	1st Lien Debt - LIBOR + 4.75%, 12/31/12	8,840,569	(978,917)
Checkers Drive-In Restaurants, Inc.	Consumer Services	1st Lien Debt - LIBOR + 4.25%, 6/20/11	18,407,187	(55,222)
Checksmart Financial Company	Diversified Financials	1st Lien Debt - LIBOR + 2.75%, 4/26/12	2,626,419	(211,082)
Concho Resources, Inc.	Energy	2nd Lien Debt - LIBOR + 4.25%, 3/27/12	4,170,023	28,689
Crimson Exploration, Inc.	Energy	2nd Lien Debt - LIBOR + 5.75%, 5/08/12	9,700,000	(225,243)
Data Transmission Network Corporation	Telecommunication Services	1st Lien Debt - LIBOR + 3%, 3/10/13	3,880,500	(14,488)
Deluxe Entertainment Services Group, Inc.	Consumer Durables & Apparel	2nd Lien Debt - LIBOR + 6%, 1/11/13	910,000	(69,003)
JG Wentworth, LLC	Diversified Financials	1st Lien Debt - LIBOR + 2.25%, 4/04/14	9,213,000	(368,240)
LVI Services, Inc.	Commercial Services & Supplies	1st Lien Debt - LIBOR + 4.75%, 11/16/11	3,768,100	11,070
Palmetto Holdings, LLC	Materials	2nd Lien Debt - LIBOR + 6.25%, 12/7/13	9,700,000	(293,433)
Penton Business Media Holdings, LLC	Media	2nd Lien Debt - LIBOR + 5%, 2/1/14	8,675,000	(1,244,386)
Revere Industries, LLC	Materials	1st Lien Debt - LIBOR + 5.50%, 12/14/10	1,819,432	34,510
SILLC Holdings, LLC	Automobiles & Components	2nd Lien Debt - LIBOR + 6.75%, 5/24/14	19,000,000	(537,181)
United Site Services Holdings, Inc.	Commercial Services & Supplies	Unsecured/Subordinated - 12%, 6/29/14	9,866,670	128,779
Venoco, Inc.	Energy	2nd Lien Debt - LIBOR + 4%, 5/7/14	11,760,000	(184,667)
Other			—	(304,330)*

Total Barclays TRS			$187,896,650	$(6,758,959)

Credit Suisse Bank Total Return Swaps:
Cequel Communications, LLC	Media	2nd Lien Debt - LIBOR + 4.5%, 5/05/14	4,655,500	$(287,010)
RPG Holdings, Inc.	Commercial Services & Supplies	2nd Lien Debt - LIBOR + 9%, 12/05/12	9,254,907	(485,020)
RG Tube Holdings, LLC	Materials	Unsecured/Subordinated - 13.5%, 6/15/15	11,678,400	524,120
Weststate Land Partners, LLC	Consumer Services	2nd Lien Debt – LIBOR + 8.5%, 5/1/08	7,880,000	(27,049)

Total Credit Suisse TRS			$$33,468,807	$(274,959)

Deutsche Bank Total Return Swaps:
Panavision Inc.	Consumer Durables & Apparel	2nd Lien Debt - LIBOR + 8.5%, 5/1/08	1,933,750	(194,197)
	Consumer Services	2nd Lien Debt - LIBOR + 5.75%, 11/05/13		(282,681)
QCE, LLC ( Quiznos)			4,684,500

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Name	Industry	Asset Class/Terms	Market Value of Reference Assets	Swap Fair Value
Rexair, LLC	Household & Personal Products	1st Lien Debt - LIBOR + 4.25%, 6/30/10	624,636	5,298
Yonkers Racing Corporation	Consumer Services	1st Lien Debt - LIBOR + 3.5%, 8/12/11	1,208,171	(13,979)

Total Deutsche Bank TRS			$$8,451,057	$(485,559)

All Bank Debt Total Return Swaps			$$229,816,514	$(7,519,477)

*	This represents interest income and interest expense recognized on total return swaps that were traded but had not settled as of December 31, 2007. Under our total return swap agreements, the Company continues to earn interest and incur a financing fee until settlement of trades.

Economic Hedge Swaps - Credit Default, Interest Rate and Equity Index Total Return Swaps

The Company held credit default swaps during the years ended December 31, 2008 and 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006. The objective of holding credit default swaps is to protect against increasing credit risk in our investment portfolio. The Company, as the buyer of a credit default swap, is obligated to pay the seller a periodic stream of known payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event, with respect to an underlying reference obligation. Generally, a credit event means bankruptcy or payment default. When the Company is a buyer of the credit default swap and no credit event occurs, the Company will lose its known payments and recover nothing. The Company has been the buyer (i.e. is the recipient of protection) on all credit default swaps held during the years ended December 31, 2008, 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006.

The Company held interest rate swaps during the years ended December 31, 2008 and 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006. The Company enters into interest rate swaps to hedge interest rate exposures. An interest rate swap is a contractual agreement entered into between two counterparties under which each agrees to make periodic payment to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap. While hedging activities may mitigate the Company’s exposure to adverse fluctuations in interest rates, these hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to portfolio investments.

The company held total return swaps on equity indices during the years ended December 31, 2008 and 2007. The objective of holding total return swaps on equity indices is to hedge market risk in our investment portfolio. As the seller of each of these swaps, the Company has entered into agreements in which the buyer agrees to pay us a stream of interest payments (LIBOR based). In exchange, the Company makes cash payments to or receives cash payments from the buyer based on the capital appreciation or depreciation of the underlying index. As the seller of these swaps, the Company recognizes gains from capital depreciation, and suffers losses from capital appreciation, of the underlying index.

A summary of our hedge swaps at December 31, 2008 is set forth below:

Counterparty/Description	Terms	Notional	Swap Fair Value
Barclays Bank PLC
Credit Default Swap	1 contract, CDX 3.45% - fixed, 6/20/2011	$33,950,000	$2,819,443
Credit Default Swap	1 contract, CDX 0.75% - fixed, 6/20/2011	19,333,400	3,026,845

Total Barclays Bank PLC			$5,846,288
Deutsche Bank AG
Equity Index Total Return Swap	1 contract, sale of TRS on Consumer Discretionary Select Sector SPDR (XLY), 7/17/2009	(488,500)	$2,993,623
Equity Index Total Return Swap	1 contract, sale of TRS on SPDR S&P Retail ETF (XRT), 7/17/2009	(480,000)	4,187,006

Total Deutsche Bank AG			$7,180,629
UBS AG—Interest rate swaps
Interest Rate Swap	1 contract, Pay 5.607%, receive 3 month LIBOR, 7/17/2011	$10,000,000	(1,137,535)
Interest Rate Swap	1 contract, Pay 5.1275%, receive 3 month LIBOR, 5/17/2012	30,000,000	(3,321,625)
Interest Rate Swap	1 contract, Pay 4.671%, receive 3 month LIBOR, 10/04/2009	100,000,000	(2,652,424)

Total UBS AG—Interest rate swaps			$(7,111,584)

Total economic hedge swaps			$5,915,333

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

A summary of our hedge swaps at December 31, 2008 is set forth below:

Counterparty/Description	Terms	Notional	Swap Fair Value
Barclays Bank PLC
Credit Default Swap	1 contract, CDX IG6 3-7% tranche, 6/20/2011	$20,000,000	$700,516
Credit Default Swap	1 contract, CDX IG6 3-7% tranche, 6/20/2011	20,000,000	1,068,780

Total Barclays Bank PLC			$1,769,296
Deutsche Bank AG
Equity Index Swap	1 contract, sale of Russell 2000 Index Total Return Swap, 5/15/2008		$3,226,360

Total Deutsche Bank AG			$3,226,360

Morgan Stanley Capital Services Inc.

Credit Default Swap	1 contract, CDX HY6 15-25% tranche, 6/20/2011	$20,000,000	$232,747
Total Morgan Stanley Capital Services Inc.			$232,747
UBS AG—Interest rate swaps
Interest Rate Swap	1 contract, Pay 5.607%, receive 3 month LIBOR, 7/17/2011	$10,000,000	(675,757)
Interest Rate Swap	1 contract, Pay 5.621%, receive 3 month LIBOR, 7/17/2008	25,000,000	(496,112)
Interest Rate Swap	1 contract, Pay 5.1275%, receive 3 month LIBOR, 5/17/2012	30,000,000	(1,200,461)
Interest Rate Swap	1 contract, Pay 5.147%, receive 3 month LIBOR, 5/17/2009	50,000,000	(806,761)
Interest Rate Swap	1 contract, Pay 4.845%, receive 3 month LIBOR, 10/04/2012	100,000,000	(2,724,485)
Interest Rate Swap	1 contract, Pay 4.671%, receive 3 month LIBOR, 10/04/2009	100,000,000	(1,069,887)

Total UBS AG—Interest rate swaps			$(6,973,463)
UBS AG—Credit default swaps
Credit Default Swap	1 contract, CDX IG6 3-7% tranche, 6/20/2011	$20,000,000	$907,649
Credit Default Swap	1 contract, CDX IG6 3-7% tranche, 6/20/2011	10,000,000	456,984

Total UBS AG—Credit default swaps			$1,364,633

Total economic hedge swaps			$(380,427)

Note 6. Wholly Owned Portfolio Investments

As of December 31, 2008, the Company held 100% of the equity interests in each of: Plainfield Avalon Inc., Plainfield Enterprises Holdings LLC, Oneida Entertainment Holdings Inc., Plainfield Finance Corporation, Plainfield Gaming Inc., Plainfield Gaming III Inc., Plainfield Milagro Holdings Inc., Plainfield Offshore Holdings II Inc., Plainfield Offshore Holdings IV Inc., Plainfield Racing Inc., and Plainfield Preferred Holdings Inc. As of December 31, 2007, the Company held 100% of the equity interests in each of: Oneida Entertainment Holdings Inc., Plainfield Finance Corporation, Plainfield Gaming Inc., Plainfield Gaming III Inc., Plainfield Milagro Holdings Inc., Plainfield Offshore Holdings II Inc., Plainfield Offshore Holdings IV Inc., Plainfield Racing Inc., Plainfield Preferred Holdings Inc., Plainfield Direct West LLC, Plainfield Direct West II LLC, Plainfield Direct West III LLC, Plainfield Direct West IV LLC and Plainfield West IV LLC. These wholly owned entities are recorded at fair value in the statement of assets and liabilities. Of these wholly owned entities, those that are corporations are fully subject to corporate income taxation on their taxable income. Income received by the Company from these investments has already been taxed at the wholly owned company level. Wholly owned entities that are limited liability companies are not subject to corporate income taxation at the entity level. Certain wholly owned companies are held in connection with the Company’s election to be taxed as a RIC. In general, these wholly owned companies earn income that, if earned directly by the Company, would not be qualifying income for purposes of the Company qualifying as a RIC. Dividends from these wholly owned companies and gains from the sale of their stock are qualifying income for this purpose. Other wholly owned entities are held for regulatory and licensing considerations. We expect that income earned from these investments would not preclude the Company from qualifying as a RIC. The Company makes investments in securities in accordance with its investment policies through these wholly owned portfolio companies.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Investments held by wholly owned portfolio companies at December 31, 2008 are set forth in the table below:

Name	Industry	Asset Class/Terms	Face Value ($)/Shares		Fair Value
Non-Affiliate Investments
American Gaming Group LLC	Consumer Services	Unsecured/Subordinated – 17%, 12/30/2018	$14,006,611		$6,023,844
American Gaming Group LLC	Consumer Services	Unsecured/Subordinated – 17%, 3/15/2018	$4,762,681		2,437,428
American Gaming Group LLC	Consumer Services	Warrants			139,404
BB Co-invest L.P.	Food, Beverage & Tobacco	Common Equity	1,000		1,010,375
BioEnergy International LLC	Energy	Common Equity	227,891		1,174,968
BioEnergy International LLC	Energy	Warrants			3,728,555
Milagro Holdings LLC	Energy	Common Equity	1,221		8,962,020
Penton Business Media Holdings LLC	Media	Common Equity	23		—
Public Insight LP	Commercial & Professional Services	Common Equity	180,000		180,000
RDCC Holdings LLC	Insurance	Common Equity	156		—

Total Non-Affiliate Investments					$23,656,594
Affiliate Investments
Airborne Tactical Advantage Company LLC	Capital Goods	Preferred Equity	2,712,788		$697,203
The Elk Horn Coal Company LLC	Energy	Common Equity	27,785,500		14,726,315
West World Media LLC	Media	Common Equity	196,882		1,569,247

Total Affiliate Investments					$16,992,765
Control Investments
American Racing and Entertainment LLC	Consumer Services	1st Lien Debt – 10%, 05/01/2013	$9,900,000		$8,718,028
American Racing and Entertainment LLC	Consumer Services	2nd Lien Debt – 13%, 08/09/2012	$1,195,445		925,416
American Racing and Entertainment LLC	Consumer Services	2nd Lien Debt – 13%, 05/25/2012	$1,195,445		944,673
American Racing and Entertainment LLC	Consumer Services	2nd Lien Debt – 13%, 05/25/2012	$29,524,997		23,405,517
American Racing and Entertainment LLC	Consumer Services	Common Equity	279,162		4,401,688
BioEnergy Holdings, LLC	Energy	Common Equity	4,698,887		2,263,398
Casino Monte Lago Holding LLC	Consumer Services	Common Equity	3,333		952,779
CDH II LLC	Capital Goods	Common Equity	10,505		6,281,285
Havana Club Enterprises, LLC	Consumer Services	Common Equity	49,000		—
Havana Club Enterprises, LLC	Consumer Services	Preferred Equity	49,000		—
Military Parts Exchange LLC	Retailing	Common Equity	3,446		3,773,599
Patriot Rail Holdings LLC	Transportation	Common Equity	490		18,786,957
Plainfield Howard Acquisitions LLC	Real Estate	Common Equity	(a	)	16,077,578
Westside Transload LLC	Commercial & Professional Services	Common Equity	960,500		1,606,443
Wyoming Entertainment LLC	Consumer Services	Common Equity	800,000		3,779,220

Total Control Investments					$91,916,581

(a)	Plainfield Finance Corporation holds a 100% equity interest in this company.

All portfolio investments are located in the United States.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Investments held by wholly owned portfolio companies at December 31, 2007 are set forth in the table below:

Name	Industry	Asset Class/Terms	Face Value ($)/Shares		Fair Value
Non-Affiliate Investments
Airborne Tactical Advantage Company LLC	Capital Goods	Preferred Equity	$1,708,052		$1,242,602
Alena Internet Corporation	Media	Warrants	435,932		1,919,291
Alena Internet Corporation	Media	1st Lien Debt – 15%, 06/04/2009	$9,696,439		9,094,428
BioEnergy International LLC	Energy	Common Equity	227,891		623,678
BioEnergy International LLC	Energy	Warrants	2,033,766		1,038,841
Casino Monte Lago Holding LLC	Consumer Services	Unsecured/Subordinated - 0%, 6/20/09	$1,562,500		1,521,094
Milagro Holdings LLC	Energy	Common Equity	1,221		13,405,248
Penta Water Company Inc.	Food, Beverage & Tobacco	Unsecured/Subordinated - 10%, 6/28/12	$2,700,000		2,778,744
Penta Water Company Inc.	Food, Beverage & Tobacco	Warrants	1		—
Penton Business Media Holdings LLC	Media	Common Equity	23		4,880,381
Public Insight LP	Commercial & Professional Services	Common Equity	180,000		180,000
RDCC Holdings LLC	Insurance	Common Equity	156		—
RGCH Holdings Corp	Materials	Common Equity	17,250		1,809,861
Solidus Networks, Inc	Software & Services	1st Lien Debt – 12%, 02/29/2008	$979,023		979,023
Solidus Networks, Inc	Software & Services	1st Lien Debt – 12%, 02/18/2008	$3,000,000		3,000,000
The Evoleno Company LLC	Automobiles & Components	Warrants	128,406		1
Trackpower Inc.	Consumer Services	Unsecured/Subordinated – 15%, 02/01/2012	$150,000		150,000
Trackpower Inc.	Consumer Services	1st Lien Debt – 15%, 11/01/2011	$200,000		$200,000
TrueMRI Management Group, Inc.	Automobiles & Components	Unsecured/Subordinated – 15%, 6/15/2010	$21,000,000		20,411,857

Total Non-Affiliate Investments					$63,235,049
Affiliate Investments
American Gaming Group LLC	Consumer Services	Common Equity	319,907		$3,936,130
CDH II LLC	Capital Goods	Common Equity	10,505		7,046,886
The Elk Horn Coal Company LLC	Energy	Common Equity	27,785,500		15,282,025
West World Media LLC	Media	Common Equity	196,882		1,031,693

Total Affiliate Investments					$27,296,734
Control Investments
1001 Howard Properties LLC	Real Estate	Common Equity	1		—
American Racing and Entertainment LLC	Consumer Services	2nd Lien Debt – 13%, 08/09/2008	$1,051,888		$892,408
American Racing and Entertainment LLC	Consumer Services	2nd Lien Debt – 13%, 05/25/2012	$1,051,888		964,814
American Racing and Entertainment LLC	Consumer Services	2nd Lien Debt – 13%, 05/25/2012	$26,179,401		24,431,439
American Racing and Entertainment LLC	Consumer Services	Common Equity	266,895		14,031,020
BioEnergy Holdings, LLC	Energy	Common Equity	2,805,195		2,370,483
Havana Club Enterprises, LLC	Consumer Services	Common Equity	49,000		—
Havana Club Enterprises, LLC	Consumer Services	Preferred Equity	49,000		1,031,482
Patriot Rail Holdings LLC	Transportation	Common Equity	490		5,537,554
Plainfield Howard Acquisitions LLC	Real Estate	Common Equity		(a)	17,221,117
Westside Transload LLC	Commercial & Professional Services	Common Equity	960,500		1,618,693
Wyoming Entertainment LLC	Consumer Services	Common Equity	800,000		6,304,929

Total Control Investments					$74,403,939

Loans to wholly owned portfolio companies are recognized at fair value and included in the schedule of investments under “Control Investments.” These loans are payable to the Company on demand. Interest income on these loans is accrued as earned.

Note 7. Earnings (Loss) Per Common Share

On May 1, 2007 the Company converted from a limited liability company to a corporation and issued 50,000,000 common shares. The Company has presented pro-forma basic and diluted earnings per common share for the period from January 1, 2007 through April 30, 2007 that assumes the issuance of 50,000,000 common shares on January 1, 2007. 65,759,805 and 50,000,000 shares of common stock were outstanding at December 31, 2008 and 2007, respectively. The following information sets forth the computation of basic and diluted per share net (decrease) increase in net assets resulting from operations for the years ended December 31, 2008 and 2007.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Year Ended December 31, 2008	Year Ended December 31, 2007
Net (decrease) increase in shareholders’ equity resulting from operations	$(297,191,522)	$16,747,248
Basic and diluted weighted average shares outstanding	57,836,843	50,000,000
Basic and diluted (loss) earnings per common share	$(5.14)	$0.33

Note 8. Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience and knowledge of the Investment Manager, the Company expects the risk of loss to be remote.

The Company makes certain investments, including bank loans, structured loans, equity investments and trade claims in which the Company is issued participation rights. These rights, and any corresponding unfunded obligations, underlying collateral agreements and financing arrangements, are based upon the Company’s pro-rata participation in, and/or funding of, such investments. At December 31, 2008 and 2007, the Company had unfunded commitments of approximately $51.9 million and $92.4 million, respectively, pursuant to the terms of the participation in various revolving credit facilities and equity investments.

The Company’s certificate of incorporation was amended in 2008 to require the Company, during the period prior to the occurrence of a qualifying registration and listing of its equity, to offer to purchase 20 percent of each holder’s common stock if for the immediately preceding 24 consecutive months the Company has not offered to purchase at least 5% of the Company’s then issued and outstanding shares of common stock. The requirement shall not apply if, in the discretion of the Company’s board of directors, the purchase would violate, or cause a default under, contractual or certain other commitments or would cause the Company to be unable to pay its debts as they become due. The earliest date such an offer could be required to be made pursuant to this amendment is June 30, 2010.

Note 9. Agreements and Related Party Transactions

For the period from April 1, 2006 through April 30, 2007, the Company operated under an Investment Management Agreement with the Investment Manager, under which the Investment Manager managed the day-to-day operations of, and provided investment advisory services to, the Company. The Company did not compensate the Investment Manager for these services. Accordingly, neither management fees nor incentive fees were included in the financial statements of the Company during this period. Fees pertaining to investment management services were expenses of the respective investors of the Company’s equityholders. The Company’s equityholders also engaged the Investment Manager to manage their day-to-day operations. For providing these services, the Investment Manager generally received from the equityholders’ investors a two-part fee—a base management fee (“the Management Fee”) and an incentive fee (“the Incentive Fee”). Although fees to the investors varied by series, the Management Fee was generally calculated at an annual rate of 2% of the equityholders’ capital. The Incentive Fee was calculated at an annual rate of 20% of the amount set forth in the line item Net Increase in Net Assets Resulting from Operations on the Statement of Operations.

On May 1, 2007 the Company entered into a new Investment Management Agreement with the Investment Manager, under which the Investment Manager, subject to the overall supervision of our Board of Directors, manages our day-to-day investment-related operations and provides investment management services to us. For providing these services, the Investment Manager receives a base management fee from us at an annual rate of 2.0% of our net assets, which means the Company’s total assets less its total liabilities, as reflected on its balance sheet, payable quarterly in arrears. The Investment Management Agreement also provides that the Investment Manager may be entitled to an incentive fee under certain circumstances. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the quarterly hurdle rate (1.75%); (2) 100% of our pre-incentive fee net investment income with respect to that portion of our pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 125% of the quarterly hurdle rate with respect to any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate with respect to any calendar quarter. This part is subject to a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Management Agreement, as set out in that agreement) and will be calculated by subtracting the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the filing of our notice to elect to be treated as a business development company. The capital gains fee for any fiscal year will be equal to 20% of any such positive amount; provided, however, that any capital gains fee will be reduced by the aggregate amount of capital gains fees paid in all prior years. The compensation of all investment professionals and other employees of the Investment Manager, when and to the extent engaged in providing investment advisory and management services under the Investment Management Agreement, as well as the routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Manager and not by the Company.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended December 31, 2008, total management fee expense was $14.0 million. For the year ended December 31, 2007, total management fee expense was $9.7 million, all of which was incurred between May 1, 2007 and December 31, 2007. Total management fee payable at December 31, 2008 and 2007 was $3.5 million and $3.6 million, respectively.

Under an Accounting Administration Agreement dated June 19, 2006 and amended March 1, 2007, the Company appointed Spectrum Global Fund Administration LLC (the “Fund Accountant”) as the external accounting administrator of the Company. For the period April 1, 2006 (commencement of operations) through June 19, 2006, the Fund Accountant acted as the accounting administrator of the Company under an agreement with PSSMF which was the Company’s sole equityholder at the time. The Fund Accountant performed various administrative services for the Company.

On May 1, 2007 the Company entered into a new administrative services agreement with Plainfield Asset Management LLC. Pursuant to the terms of this agreement, PAM, in its capacity as administrator is subject to the overall supervision of our Board of Directors, acts as administrator of the Company, and will furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company as set out in the Administrative Services Agreement. In full consideration of the provision of the services of PAM, acting in its capacity as administrator, the Company reimburses PAM for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs. Contemporaneously with entering into this Administrative Services Agreement, we terminated our Accounting Administrative Agreement with our former Fund Accountant described above. For the period May 1, 2007 through December 31, 2007, our former Fund Accountant provided administrative services to PAM, including services related to the Company, under a separate administrative services agreement with PAM. No services were provided to PAM by our former Fund Accountant subsequent to December 31, 2007.

Total administrative expenses paid to PAM and recognized during the years ended December 31, 2008 and 2007 were $5.5 million and $3.7 million, respectively. Total administrative fees payable at December 31, 2008 and 2007 were less than $0.1 million and $0.2 million, respectively.

Our securities are held by The Bank of New York under a global custody agreement dated May 1, 2007.

Note 10. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2008 and 2007 and for the period from April 1, 2006 (commencement of operations) through December 31, 2006.

	Year ended December 31, 2008	Year ended December 31, 2007	For the period from April 1, 2006 (commencement of operations) through December 31, 2006
Per Share Data (a):
Net asset value, beginning of period	$14.32
Net investment income	0.50
Net realized and change in unrealized gains (losses)	(5.18)
Net (decrease) in shareholders’ equity resulting from operations	(4.68)
Distributions to shareholders	(0.38)
Offering costs	(0.01)
Net asset value at end of period	$9.25
Ratios/Supplemental data:
Net assets at end of period	$608,082,463	$715,789,674	$705,219,852
Net asset value per share at end of period	$9.25	$14.32	N/A
Shares outstanding at end of period	65,759,805	50,000,000	N/A
Average debt outstanding	$172,858,846	$120,538,462	N/A
Ratio of net investment income to average net assets (b)	3.98%	3.43%	5.40%
Ratio of operating expense to average net assets (b) (c)	4.96%	4.04%	0.80%
Ratio of operating expense, excluding interest expenses, to average net assets (b) (c)	3.64%	2.77%	0.80%
Total return (d)	(33.39)%	2.37%	11.40%
Portfolio turnover (e)	20.14%	50.05%	34.20%

(a)	On May 1, 2007 the Company converted from a limited liability company to a corporation and issued 50,000,000 common shares. No shares were outstanding prior to May 1, 2007. Accordingly, per share operating information for the year ended December 31, 2007 and for the period from April 1, 2006 through December 31, 2006 has not been presented.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(b)	Annualized for the period from April 1, 2006 (commencement of operations) through December 31, 2006.
(c)	Organizational expenses are included in the calculation of this ratio but have not been annualized for the period from April 1, 2006 (commencement of operations) through December 31, 2006.
(d)	Total return is calculated assuming a theoretical purchase of the Company’s equity at the net asset value per share on the first day of the period and a sale at the net asset value per share on the last day of the period. Reinvestment of dividends is assumed. Total return based on the change in market value of the Company’s shares is not presented as the Company’s shares are not publicly traded. Total return is not annualized for the period from April 1, 2006 (commencement of operations) through December 31, 2006.
(e)	As part of the Company’s investment strategy, we raise debt financing through bank debt total return swaps. During the year ended December 31, 2007 and during the period from April 1, 2006 through December 31, 2006, we sold certain portfolio investments totaling $143.4 million, and $32.9 million, respectively. Contemporaneously with these sales, the Company entered into total return swap arrangements in which these sold investments became reference assets. Under the terms of these total swap arrangements, the Company retained the economic benefits of the reference assets but gave up all control and ownership. The Company analyzed these total return swap transactions under the guidance of Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities,” and determined that they should be recorded as sales under GAAP, and accordingly, were recognized in the portfolio turnover calculation. If these sales were excluded from this calculation, portfolio turnover would have been 28.98 % and 24.20%, respectively. The Company had no such sales during the year ended December 31, 2008.

Note 11. Debt

Revolving Credit Facility

The Company is a party to a Senior Secured Revolving Credit Agreement, which we refer to as the “Credit Agreement,” with JPMorgan Chase Holdings Inc. and JPMorgan Chase Bank, N.A. (successors to Bear Stearns & Co. and Bear Stearns Corporate Lending, Inc), which we refer to collectively as “JPM,” and certain other lenders, whereby JPM and certain other lenders extend credit to the Company in an aggregate principal amount not to exceed $250 million outstanding at any one time. In August 2007, we amended the Credit Agreement to provide us with increased flexibility to enter into additional total return swap transactions, permit us to increase the amount of our permitted short-term indebtedness to an aggregate principal amount equal to 20% of shareholders’ equity that could be unsecured or secured on a pari passu basis with obligations under the Credit Agreement and make the calculation relating to the asset coverage ratio in the Credit Agreement more restrictive. The Credit Agreement is a three-year revolving loan and letter of credit facility collateralized by substantially all of the assets on the Company’s balance sheet, including cash and cash equivalents, subject to certain agreed-upon exceptions. Pricing was set at 137.5 basis points over LIBOR. As of December 31, 2008 and 2007, borrowings in an aggregate principal amount of approximately $138 million and $250 million were outstanding under the Credit Agreement.

In connection with the Credit Agreement, the Company entered into the Guarantee and Security Agreement, which we refer to as the “Security Agreement.” Under the terms of the Security Agreement, the Company and certain of its subsidiaries pledged and granted a security interest on all of their respective assets to the lenders under the Credit Agreement. In connection with the Security Agreement, the Company entered into an agreement relating to the custody of its assets, which agreements provide that the lenders under the Credit Agreement can foreclose upon the pledged and secured assets of the Company upon the occurrence of an event of default under the Credit Agreement. The Credit Agreement contains affirmative and restrictive covenants. The most restrictive of these covenants are: (a) maintaining minimum shareholders’ equity of the greater of (i) 40% of the total assets of the Company as at the last day of any fiscal quarter and (ii) the sum of (A) $360 million plus (B) 25% of the net proceeds from the sale of equity interests in the Company after the closing date of the Credit Agreement and (b) maintaining a minimum asset coverage ratio. During the years ended December 31, 2008 and 2007, we did not breach any of these covenants.

Notes Payable

On January 30, 2008, the Company entered into an unsecured note purchase agreement, which we refer to as the “Note Purchase Agreement,” pursuant to which an indirect wholly owned subsidiary of PSSMF has agreed to purchase notes issued by the Company, from time to time subject to certain conditions, in an aggregate principal amount not to exceed $100 million, which limit may, by mutual consent, be raised to $150 million without amending the Note Purchase Agreement. These amounts were subsequently reduced to $90 million and $140 million due to the fact that the Company issued and subsequently repaid $10 million in notes under the Note Purchase Agreement during 2008. The interest rate borne by the notes varies by series and equals LIBOR plus either 350 basis points or 375 basis points depending on the series, at the Company’s election. As of December 31, 2008, we had no outstanding notes payable.

Note 12. Supplemental Disclosure of Cash Flow Information

The Company paid interest of $8,631,673 and $7,982,040 during the years ended December 31, 2008 and 2007, respectively. No interest was paid for the period April 1, 2006 (commencement of operations) through December 31, 2006.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

During the year ended December, 31, 2008, the liquidation of Plainfield Direct West LLC, Plainfield Direct West II LLC, Plainfield Direct West III LLC, Plainfield Direct West IV LLC and Plainfield West IV LLC resulted in net non-cash increases in investments of $111,574, interest receivable of $312,090 and accounts payable and other liabilities of $1,030,883.

During the year ended December 31, 2007, the liquidation of Plainfield Holdings XI Inc. resulted in non-cash increases in interest receivable of $1,572,706, and accounts payable and other liabilities of $5,864,821. Additionally, during the year ended December 31, 2007, the Company paid income taxes of $3,411,211 on behalf of Plainfield Holdings XI Inc. after its liquidation.

During the year ended December 31, 2007, the liquidation of Plainfield Holdings IX Inc. resulted in non-cash increases in other assets of $654,530.

On May 1, 2007 the Company converted from a limited liability company to a corporation and issued 50,000,000 common shares. Contemporaneously with this election, “Net capital paid in” was allocated to “Common stock” and “Additional paid in capital.”

During the period from April 1, 2006 (commencement of operations) through December 31, 2006, non-cash financing activities consisted of contributions in kind of $250,809,053.

Note 13. Concentration of Risk

Nature of Investments

The Company’s investment activities expose it to various types of market risk, which are associated with the financial instruments and markets in which it invests.

As a BDC, the Company is limited in the types of investments it can hold in its portfolio. Accordingly, the Company invests in securities of many privately held and middle market companies that have no readily available market value. As a result, a large portion of the Company’s portfolio is valued in good faith at fair value. This gives rise to valuation risk due to the lack of market observable inputs.

Loans have exposure to certain types of risk, including interest rate risk, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a participation. Loans are subject to prepayment risk, which affects the maturity of such investments. The market for loans is relatively illiquid, and accordingly, secondary market purchases and sales thereof may be conducted in private transactions. Consequently, the liquidity of any loan investments will depend on the liquidity of these trading markets.

The value of collateral securing a loan investment may be equal to or less than the value of the loan that it secures. Accordingly, in the event of a default, the Company may incur a loss. In addition, up to 100% of the loan investments may not be secured by collateral. If a default occurs with respect to an unsecured loan, the Company’s remedies will be limited to those of general unsecured creditors and the market price of the loan will reflect such limited rights.

High-yield securities are generally rated below investment grade. Mezzanine investments are typically unrated but generally are of comparable credit quality to high-yield securities. High-yield securities and mezzanine investments may be unsecured and are typically accompanied by a greater degree of credit risk and sensitivity to market movements than investments in higher rated securities. Many issuers of high-yield and mezzanine debt are highly leveraged, and their relatively high level of debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations, thereby subjecting the Company to default risk.

The Company enters into swap agreements which involve market risk that may be in excess of the amount recognized in the accompanying financial statements due to future changes in the market values of the underlying financial instruments.

The global financial crisis may have an impact on our business and financial condition in ways that we currently cannot predict. The global recession has already resulted in higher defaults in the Company’s portfolio than we would have expected, and the longer the recession lasts, the more likely additional defaults will occur in the Company’s portfolio. Continued declines in the value of the portfolio could, among other things, eventually trigger defaults under agreements with our lenders or derivative counterparties, or cause our board of directors to request a stockholder vote on whether to undertake an orderly liquidation of the Company.

Interest Rate Risk

The Company’s investments may be subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk is greater for long-term securities than for short-term securities. As of December 31, 2008 and 2007, approximately 57% and 50%, respectively, of the debt investments at fair value in the Company’s schedule of investments were at fixed rates while approximately 43% and 50%, respectively, were at variable rates.

The Company enters into interest rate swaps to hedge interest rate exposures. An interest rate swap is a contractual agreement entered into between two counterparties under which each agrees to make periodic payment to the other for an agreed period of time

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap.

Derivatives

Credit default swaps involve greater risks than if the Company had invested in the reference obligations directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. A buyer also may lose its investment and recover nothing should a credit event not occur.

Total Return Swap agreements contain market risk in excess of the amount reflected on the statement of assets and liabilities. The notional amounts of the swap agreements represent the aggregate amount of reference assets included in the reference asset portfolios, on which part of the Company’s income is based. Other market risks include the possibility that there may be an illiquid market for the swap agreements or that a change in the value of the swap agreements may not directly correlate with changes in the value of the underlying reference assets. Total return swaps subject the Company to two types of credit risk: (1) the risk that a counterparty will not be able to pass on the economic benefits of the underlying transaction; and (2) the risk that the underlying investment will not perform on the obligation

Counterparty

As of December 31, 2008 the Company held swaps with four counterparties. At December 31, 2008, the Company performed an analysis (based on credit ratings) of the risk of loss with respect to our net exposure to these counterparties and determined that the risk of loss was immaterial. No counterparty risk adjustment was recorded at December 31, 2008.

Leverage

Gains realized with borrowed funds may cause the Company’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Company’s net asset value could also decrease faster than if there had been no borrowings. The Company’s primary source of leverage is its $250 million revolving Credit Facility. We have also issued notes pursuant to a Note Purchase Agreement, pursuant to which we may issue indebtedness in an aggregate principal amount of up to $90 million. The Company’s borrowings under the credit facility and its issuance of notes under the Note Purchase Agreement subject it to interest rate risk as the interest rate on the indebtedness incurred under each is variable (LIBOR based).

Note 14. Selected Quarterly Data (Unaudited)

	2008
	Q4	Q3	Q2	Q1
Total investment income	$15,793,212	$15,285,747	$15,998,591	$17,395,132
Net investment income	$8,260,112	$7,451,928	$5,681,271	$7,297,558
Net realized and change in unrealized gain (loss)	$(202,546,538)	$(76,684,431)	$17,319,119	$(63,970,541)
Net increase (decrease) in net assets resulting from operations	$(194,286,426)	$(69,232,503)	$23,000,390	$(56,672,983)
Basic and diluted earnings (loss) per common share	$(2.95)	$(1.06)	$0.46	$(1.13)
Net asset value per share	$9.25	$12.20	$13.64	$13.18

	2007				2006 (2)
	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Total investment income	$17,205,182	$16,536,543	$10,029,916	$11,027,121	$10,979,886	$6,156,910	$3,201,598
Net investment income	$6,182,937	$6,217,973	$3,715,982	$9,043,331	$9,274,229	$5,174,658	$3,179,143
Net realized and change in unrealized gain (loss)	$(32,582,255)	$(4,023,914)	$16,118,379	$12,074,815	$11,360,971	$8,359,277	$11,832,283
Net increase (decrease) in net assets resulting from operations	$(26,399,318)	$2,194,059	$19,834,361	$21,118,146	$20,635,200	$13,533,935	$15,011,426
Basic and diluted earnings (loss) per common share (1)	$(0.53)	$0.04	$0.40	$0.42	$0.44	$0.54	$1.23
Net asset value per share (1)	$14.32	$14.84	$14.80	$14.40	$13.97	$13.82	$13.79

(1)	On May 1, 2007 the Company converted from a limited liability company to a corporation and issued 50,000,000 shares of common stock to PSSMF and PDMF which were, at that time, the sole investors in the Company. Accordingly, actual basic and diluted earnings per common share is presented only for the quarters ended September 30, 2007, December 31, 2007. For all other periods, the Company has presented pro forma basic and diluted earnings per common share that assumes a number of shares had been issued and were outstanding at the end of each period presented that give pro forma effect to the capital contributions and redemptions that had occurred during that period. In addition, actual Net Asset Value per share is presented only as of June 30, 2007, September 30, 2007 and December 31, 2007. For all other periods, the Company has presented pro forma Net Asset Value per share that assumes a number of shares had been issued and were outstanding at the end of each period presented that give pro forma effect to the capital contributions and redemptions that had occurred during that period.
(2)	From April 1, 2006 (commencement of operations).

PLAINFIELD DIRECT INC.

STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2009 (unaudited)	December 31, 2008
ASSETS
Investments at fair value
Non-affiliate (a) investments (Cost $311,911,053 and $330,790,428)	$244,686,317	$227,006,254
Affiliate (b) investments (Cost $103,252,273 and $117,624,361)	95,896,715	106,221,911
Control (c) investments (Cost $439,951,122 and $411,826,810)	340,445,996	367,017,887

Total investments (Cost $855,114,448 and $860,241,599)	$681,029,028	$700,246,052
Cash and cash equivalents	$19,030,613	$10,772,520
Collateral held at broker	3,489,999	88,212,021
Swap assets at fair value	1,210,495	13,026,917
Interest receivable	5,880,498	8,935,594
Deferred debt issuance costs	530,839	1,359,216
Receivable for investment securities sold	462,376	—
Other assets	1,924,011	1,533,782

Total Assets	$713,557,859	$824,086,102

LIABILITIES
Credit facility payable	$118,000,000	$138,000,000
Swap liabilities at fair value	2,237,771	44,427,057
Payable for investment securities purchased	—	11,110,559
Payable to swap counterparty	—	11,090,788
Accounts payable and other liabilities	7,710,090	6,332,827
Management fee payable	2,858,664	3,526,128
Incentive fee payable	2,209,470	—
Collateral payable to broker	6,350,000	1,470,000
Accrued administrative fees	—	46,280

Total Liabilities	$139,365,995	$216,003,639
SHAREHOLDERS’ EQUITY
Common stock, $0.001 par value, 500,000,000 shares authorized, 65,759,805 shares outstanding	$65,760	$65,760
Additional paid-in-capital	902,245,873	902,245,873
Accumulated undistributed net investment income (d)	65,431,827	35,520,953
Accumulated net realized (loss) on sale of investments	(211,439,260)	(130,382,276)
Net unrealized (depreciation) on investments (d)	(182,112,336)	(199,367,847)

Total Shareholders’ Equity (Net Assets)	$574,191,864	$608,082,463

Total Liabilities and Shareholders’ Equity	$713,557,859	$824,086,102

Net asset value per common share	$8.73	$9.25

(a)	Investments other than those described in (b) and (c) below.
(b)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(c)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(d)	In 2008, the Company liquidated certain wholly owned limited liability companies and consolidated their investment holdings. This liquidation caused an increase to “accumulated undistributed net investment income” of $2,928,853 and a net decrease to “net unrealized (depreciation) on investments” of $2,928,853 in 2008.

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

STATEMENTS OF OPERATIONS

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2009 (unaudited)	September 30, 2008 (unaudited)	September 30, 2009 (unaudited)	September 30, 2008 (unaudited)
INVESTMENT INCOME
From non-affiliate (a) investments:
Interest from investment	$7,707,878	$6,085,635	$23,961,258	$23,710,784
Interest from cash and cash equivalents	1,506	495,574	20,061	2,323,874
Other fee income	6,270	—	45,872	62,690

Total investment income from non-affiliate investments	$7,715,654	$6,581,209	$24,027,191	$26,097,348
From affiliates (b) investments:
Interest from investments	1,840,013	1,562,548	5,639,326	4,472,267

Total investment income from control investments	$1,840,013	$1,562,548	$5,639,326	$4,472,267
From control (c) investments
Interest from investments	10,356,191	7,141,990	28,405,893	18,109,855

Total investment income from control investments	$10,356,191	$7,141,990	$28,405,893	$18,109,855
Total investment income	$19,911,858	$15,285,747	$58,072,410	$48,679,470

EXPENSES
Management fee	$2,858,664	$3,711,215	$8,599,364	$10,497,790
Incentive fee	2,209,470	—	6,538,653	—
Interest expense and credit facility fees	1,140,774	1,138,032	4,159,519	7,809,238
Professional fees	1,248,981	1,334,190	3,280,133	5,212,428
Administration expenses	1,206,330	1,268,039	4,060,668	3,840,440
Other	1,199,283	382,343	1,523,199	888,817

Total expenses	$9,863,502	$7,833,819	$28,161,536	$28,248,713

NET INVESTMENT INCOME	$10,048,356	$7,451,928	$29,910,874	$20,430,757

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses)
Non-affiliate investments	$2,262,577	$(62,664,638)	$(31,557,670)	$(84,502,631)
Affiliate investments	(2,442,509)	6,939	(2,441,989)	(3,559,796)
Control investments	(8,028,804)	(30)	(8,012,660)	(534,214)
Swap transactions	(1,489,506)	2,281,516	(39,044,665)	6,236,748

Net realized (losses) on investment	$(9,698,242)	$(60,376,213)	$(81,056,984)	$(82,359,893)
Net change in unrealized gains (losses)
Investments	$8,963,175	$(7,105,560)	$(14,089,873)	$(23,894,621)
Swap transactions	(4,394,975)	(9,202,658)	31,345,384	(17,081,339)

Net change in unrealized gains (losses) on investments	$4,568,200	$(16,308,218)	$17,255,511	$(40,975,960)
Net realized and change in unrealized (losses) on investments	$(5,130,042)	$(76,684,431)	$(63,801,473)	$(123,335,853)

NET INCREASE (DECREASE) IN SHAREHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$4,918,314	$(69,232,503)	$(33,890,599)	$(102,905,096)

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE	$0.07	$(1.06)	$(0.52)	$(1.87)

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING	65,759,805	65,417,201	65,759,805	55,176,578

(a)	Investments other than those described in (b) and (c) below.
(b)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(c)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	For the Nine Months Ended September 30, 2009 (unaudited)	For the Nine Months Ended September 30, 2008 (unaudited)
Increase (decrease) in shareholders’ equity
From operations
Net investment income	$29,910,874	$20,430,757
Net realized (loss) on investments	(81,056,984)	(82,359,893)
Net unrealized gain (loss) on investments	17,255,511	(40,975,960)

Net decrease in shareholders’ equity resulting from operations	$(33,890,599)	$(102,905,096)

From capital transactions
Shareholder subscriptions	$—	215,000,000
Offering costs	—	(515,689)

Increase in shareholders’ equity resulting from capital transactions	$—	$214,484,311

Distributions to shareholders (a)	$—	$(25,000,000)

Total (decrease) increase in shareholders’ equity	$(33,890,599)	$86,579,215
Shareholders’ equity at beginning of period	608,082,463	715,789,674

Shareholders’ equity at end of period	$574,191,864	$802,368,889

Net asset value per common share	$8.73	$12.20

Common shares outstanding at year end	65,759,805	65,759,805

(a)	2008 distribution was a return of capital for income tax purposes

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30, 2009 (unaudited)	For the Nine Months Ended September 30, 2008 (unaudited)
OPERATING ACTIVITIES
Net (decrease) in shareholders’ equity resulting from operations	$(33,890,599)	$(102,905,096)
Adjustments to reconcile net increase in shareholders’ equity resulting from operations to net cash used in operations:
Net realized losses on investments	42,012,319	88,596,641
Net change in unrealized gains (losses) on investments	(17,255,511)	40,975,960
Net Impact of liquidation of wholly-owned entities	—	607,220
Amortization of discount/premium on debt investments	(5,153,983)	(638,767)
Amortization of debt issuance costs	828,377	639,413
Payment in kind income	(30,506,367)	(18,124,528)
Purchases of investments	(97,663,735)	(206,901,010)
Proceeds from sale of investments and issuer repayments	96,680,464	132,400,860
(Increase) decrease in receivable for investment securities sold	(462,376)	1,250,000
(Decreased) increase in payable for investment securities purchased	(11,110,559)	1,969,385
(Decrease) increase in collateral held at broker	84,722,022	(12,917,443)
Decrease in interest receivable	4,092,363	447,776
(Decrease) increase in management fee payable	(667,464)	128,630
Increase in incentive fee payable	2,209,470	—
(Decrease) in accrued administrative fees	(46,280)	(233,390)
Increase in accounts payable and other liabilities	1,070,969	5,053,733
Increase in collateral payable to broker	4,880,000	—
(Decrease) in payable to swap counterparty	(11,090,788)	—
(Increase) in other assets	(390,229)	(2,657,080)

Net cash provided (used) in operating activities	$28,258,093	$(72,307,696)

FINANCING ACTIVITIES
Net (repayments) under credit facility	$(20,000,000)	$(148,972,500)
Shareholder subscriptions	—	215,000,000
Offering costs	—	(123,796)

Net cash provided (used) by financing activities	$(20,000,000)	$65,903,704

CHANGE IN CASH AND CASH EQUIVALENTS	$8,258,093	$(6,403,992)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	10,772,520	69,280,253
CASH AND CASH EQUIVALENTS, END OF PERIOD	$19,030,613	$62,876,261

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

SCHEDULE OF INVESTMENTS

September 30, 2009

(unaudited)

Name	Industry	Maturity	Interest Rate Spread Over LIBOR		Fixed Rate		Face Value/Shares	Fair Value
NON-AFFILIATE INVESTMENTS - 42.6% (a)
First Lien Debt - 14.8%
Alena Internet Corporation (b)	Media	6/4/2009	N/A		13.00	% (j)	$10,653,371	$250,000
American Gaming Group LLC - Term Loan A	Consumer Services	12/22/2011	4.00%		N/A		5,509,217	4,564,546
American Gaming Group LLC - Term Loan B	Consumer Services	12/22/2011	9.50%		N/A		1,589,862	1,457,567
American Gaming Group LLC - Term Loan C	Consumer Services	12/22/2011	4.00%		N/A		351,077	290,878
American Gaming Group LLC - Term Loan D	Consumer Services	12/22/2011	9.50%		N/A		101,314	92,884
Atkins Nutritionals, Inc.	Food, Beverage & Tobacco	9/14/2012	4.75%		N/A		9,334,090	8,231,808
CapRock Holdings, Inc.	Telecommunication Services	5/4/2012	3.00%		N/A		2,093,333	1,218,333
Cavtel Holdings, LLC	Telecommunication Services	12/31/2012	6.25	% (i)	N/A		9,411,203	6,164,338
Checkers Drive-In Restaurants, Inc.	Consumer Services	6/20/2011	4.25%		N/A		17,020,171	10,206,792
Clear Lake Country Club, LP	Real Estate	8/31/2011	N/A		12.50%		8,918,354	8,402,493
Cratos CLO I Ltd.	Other-Structured Products	5/19/2021	0.50%		N/A		20,000,000	12,800,000
East Cameron Partners, LP	Energy	12/31/2009	N/A		18.00%		293,129	289,855
Energy Photovoltaics Inc. (b)	Utilities	4/15/2016	N/A		1.00%		2,131,800	—
MediLinQ, Incorporated (b)	Health Care Equipment & Services	3/28/2012	N/A		10.00%		6,188,456	—
Rexair, LLC	Household & Personal Products	6/30/2010	4.25%		N/A		476,079	380,863
Tridec Acquisition Co., Inc.	Transportation	10/4/2011	4.25%		N/A		730,769	680,593
Tridec Acquisition Co., Inc.	Transportation	10/4/2011	4,25%		N/A		8,041,840	6,257,129
TrueMRI Management Group, Inc. (b)	Health Care Equipment & Services	6/15/2009	N/A		15.00%		13,797,500	816,881
Westside Transload, LLC	Commercial & Professional Services	1/9/2011	N/A		13.00%		29,966,309	22,712,346

First Lien Debt Total								$84,817,306

Second Lien Debt - 18.3%
Bumble Bee Foods, LLC	Food, Beverage & Tobacco	11/18/2015	N/A		16.25%		$8,320,315	8,196,104
CapRock Holdings, Inc.	Telecommunication Services	5/4/2013	6.50%		N/A		29,000,000	20,300,000
Carestream Health Inc.	Health Care Equipment & Services	10/30/2013	5.25%		N/A		7,500,000	6,112,500
Central Parking Corp.	Consumer Services	11/22/2014	4.50%		N/A		3,250,000	1,625,000
Checkers Drive-In Restaurants, Inc.	Consumer Services	6/20/2011	8.75%		N/A		18,000,000	10,800,000
Deluxe Entertainment Services Group Inc.	Consumer Durables & Apparel	11/11/2013	6.00%		N/A		9,500,000	7,030,000
JW Aluminum Company	Materials	12/15/2013	6.75%		N/A		20,714,286	4,142,857
Lion Copolymer, LLC	Materials	7/2/2014	7.50%		N/A		32,970,017	24,727,513
Milagro Holdings, LLC	Energy	11/30/2012	9.25%		N/A		20,790,893	15,464,772
Panavision Inc.	Consumer Durables & Apparel	3/30/2012	7.50%		N/A		2,125,000	1,460,938
Penton Business Media Holdings, LLC	Media	2/1/2014	5.00%		N/A		12,500,000	2,916,663
QCE LLC (Quiznos)	Consumer Services	11/5/2013	5.75%		N/A		5,000,000	2,233,335
Weststate Land Partners, LLC (b)	Consumer Services	11/3/2008	7.50	% (i)	N/A		8,000,000	240,000

Second Lien Debt Total								$105,249,683

Common Equity’- 2.3% (c)
Energy Photovoltaics Inc.	Utilities						8,968,909	—
NCP ATK Co Invest, LP	Food, Beverage & Tobacco						100,000	13,010,036
Palmetto Holdings LLC	Materials						37,500	—
United Site Services Holdings, Inc.	Commercial & Professional Services						10,000	—

Common Equity Total (c)								$13,101,036

Options - 1.3%
SPX 950 PUT Mar 20 2010	Diversified Financials	3/20/2010					280	$1,014,932
4 Year/ 10 Year CMS Caplet 4.39	Other	1/15/2013					200,000,000	2,131,774
4.25 Year/ 10 Year CMS Caplet 4.43	Other	4/15/2013					200,000,000	2,171,594
4.5 Year/ 10 Year CMS Caplet 4.46	Other	7/15/2013					200,000,000	2,210,024

Option Total								7,528,324

Preferred Equity - 0.0% (c)
Ze-Gen, Inc.	Utilities						100.00	$100.00

Preferred Equity Total (c)								$100.00

Unsecured/Subordinated - 3.6%
American Gaming Group LLC	Consumer Services	12/22/2011	N/A		17.00%		$4,676,740	$3,861,969
American Gaming Group LLC	Consumer Services	12/31/2009	N/A		17.00%		150,000	—
East Cameron Gas Company (b)	Energy	7/9/2019	N/A		11.25%		13,102,396	6,005,265
Ivy Hill Mid Market Credit Fund, LTD.	Other-Structured Products	11/20/2018	N/A		0.00%		6,650,000	4,816,595
Penta Water Company, Inc. (b)	Food, Beverage & Tobacco	6/28/2012	N/A		13.00%		3,332,218	1,635,198
United Site Services Holdings, Inc. (b)	Commercial & Professional Services	6/29/2014	N/A		12.00%		11,963,727	4,187,305

Unsecured/Subordinated Total								$20,506,332

Warrants - 2.3%
Energy Photovoltaics Inc.	Utilities							—
Ormet Corp.	Materials							—
Tridec Acquisition Co., Inc.	Transportation							13,383,637

XOJET Inc.	Transportation							13,383,637

Warrants Total								$244,686,317

Total Non-Affiliate Investments (Cost $311,911,053)
AFFILIATE INVESTMENTS - 16.7% (d)
First Lien Debt - 4.7%
Myriant Technologies, LLC	Energy	10/8/2013	N/A		15.00%		$6,261,009	$6,443,814
West World Media, LLC	Media	8/24/2010	N/A		15.00%		16,510,236	15,432,922
YT Acquisition Corporation	Software & Services	3/31/2011	N/A		10.00%		5,876,095	5,177,058

First Lien Debt Total								$27,053,794

Second Lien Debt - 0.4%
YT Acquisition Corporation - Tranche A	Software & Services	9/30/2011	N/A		14.00%		$505,560	$387,170
YT Acquisition Corporation - Tranche B	Software & Services	9/30/2011	N/A		14.00%		3,216,861	1,866,174

Second Lien Debt Total								$2,253,344

PLAINFIELD DIRECT INC.

SCHEDULE OF INVESTMENTS

September 30, 2009

(unaudited)

Name	Industry	Maturity		Interest Rate Spread Over LIBOR		Fixed Rate		Face Value/ Shares		Fair Value
Common Equity - 6.8% (c)
Globe Specialty Metals, Inc.	Materials							1,448,855		$11,409,298
Schuff International, Inc.	Materials							1,250,000		18,317,545
Schuff International, Inc.	Materials							328,300		5,229,261
Solsil, Inc.	Materials							272		4,293,685

Common Equity Total (c)										$39,249,789

Preferred Equity - 0.1% (c)
Crayons, Inc.	Food, Beverage & Tobacco							440.00		$515,509

Preferred Equity Total (c)										$515,500

Unsecured/Subordinated - 4.7%
Colt Defense LLC	Capital Goods	7/9/2012		N/A		13.00%		$$10,380,665		$10,187,888
Schuff International, Inc.	Materials	8/31/2013		N/A		7.00%		15,000,000		16,633,933

Unsecured/Subordinated Total										$26,821,621

Warrants - 0.0%
Crayons, Inc.	Food, Beverage & Tobacco									$2,658

Warrants Total										$2,658

Total Affiliate Investments (Cost $103,252,273)										$95,896,715

CONTROL INVESTMENTS - 59.3% (e)
First Lien Debt - 31.5%
Airbome Tactical Advantage Company LLC	Capital Goods	7/2/2012		5.00%		N/A		$12,500,103		$11,491,457
Bellator Sport Worldwide LLC	Media	3/2/2012		N/A		15.00%		3,041,491		2,916,624
BioEnergy Holdings, LLC	Energy	6/15/2014		N/A		15.00%		45,150,722		41,042,051
Bjorn Rebney	Media	3/2/2012		N/A		8.00%		32,534		25,534
Brad Epstein	Media	3/2/2012		N/A		8.00%		10,607		7,442
CIRI Lakeside Gaming Investors, LLC (b)	Consumer Services	6/19/2009		N/A		10.00%		100,000		—
Fast Track Realty, LLC	Commercial & Professional Services	1/5/2011		N/A		13.00%		1,323,094		955,051
Military Parts Exchange LLC	Capital Goods	7/28/2013		N/A		18.00%		19,279,140		18,509,145
Patriot Rail Corp.	Transportation	11/8/2011		4.00%		N/A		34,240,000		32,638,635
TransLoad America Inc. (k)	Commercial & Professional Services	3/23/2012		N/A		14.50%		85,657,744		64,773,476
Wyoming Entertainment LLC	Consumer Services	9/15/2011		N/A		11.00	% (j)	18,046,908		8,381,393

First Lien Debt Total										$180,740,808

Second Lien Debt - 7.0%
American Racing and Entertainment LLC	Consumer Services	5/25/2012		N/A		13.00%		$33,079,651		$28,267,401
Patriot Rail Corp.	Transportation	11/8/2011		7.00	% (j)	N/A		13,585,884		12,204,988
Second Lien Debt Total										$40,472,389
Common Equity - 18.6% (c)								(f	)	$18,816,181
Oneida Entertainment Holdings Inc.	Consumer Services							(f	)	2,265,344
Plainfield Avalon Inc.	Food, Beverage & Tobacco							(f	)	454,667
Plainfield Enterprises Holdings LLC	Consumer Services							(f	)	25,550,011
Plainfield Finance Corporation	Diversified Financials							(f	)	9,096,533
Plainfield Gaming Ill Inc.	Consumer Services							(f	)	3,851,738
Plainfield Gaming Inc.	Consumer Services							(f	)	3,897,766
Plainfield Milagro Holdings Inc.	Consumer Services							(f	)	31,233,051
Plainfield Offshore Holdings II Inc.	Energy							(f	)	1,661,043
Plainfield Offshore Holdings IV Inc.	Diversified Financials							(f	)	5,376,425
Plainfield Preferred Holdings Inc.	Diversified Financials							(f	)	1,231,003
Plainfield Racing Inc.	Diversified Financials							989,128		3,137,025

TransLoad America Inc.	Commercial & Professional Services									$106,570,787

Common Equity Total (c)
Unsecured/Subordinated - 2.2%
Plainfield Finance Corporation (g)		12/28/2009	(h)	N/A		9.00%		$6,540,000		6,528,576
Plainfield Finance Corporation (g)		1/23/2010	(h)	N/A		9.00%		1,635,000		1,623,540
Plainfield Finance Corporation (g)		3/1/2010	(h)	N/A		9.00%		1,000,000		984,120
Plainfield Finance Corporation (g)		4/17/2010	(h)	N/A		9.00%		1,500,000		1,464,980
Plainfield Finance Corporation (g)		6/1/2010	(h)	N/A		9.00%		1,000,000		968,851
Plainfield Finance Corporation (g)		8/31/2010	(h)	N/A		9.00%		700,000		664,822
Plainfield Finance Corporation (g)		9/3/2010	(h)	N/A		9.00%		450,000		427,123

Unsecured/Subordinated Total										$12,662,012

Total Control Investments (Cost $439,951,122)										$340,445,996

Total Investments (Cost $855,114,448) (l)										$681,029,028

(a)	Investments other than those described in (d) and (e) below.
(b)	Security is in default and has been placed in non-accrual status. Interest rate presented is our contracted rate, not the default rate.
(c)	All Common Equity and Preferred Equity securities are non-income producing and are generally restricted.
(d)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(e)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(f)	Plainfield Direct Inc. holds a 100% equity interest in this company.
(g)	This investment represents a loan to a 100% owned company.
(h)	Payable on demand
(i)	Interest rate spread is based on the prime rate, not LIBOR.
(j)	Issuer has the option to pay cash interest or interest in kind at different interest rates. Rate disclosed is the cash interest rate.
(k)	Security was placed in non-accrual status in the fourth quarter of 2009.
(l)	Aggregate gross unrealized appreciation for federal income tax purposes is $40,963,139; aggregate gross unrealized depreciation for federal income tax purposes is $240,929,562. Net unrealized depreciation is $199,966,423 based on a tax cost of $880,995,451.

All portfolio investments are located in the United States.

PLAINFIELD DIRECT INC.

SCHEDULE OF INVESTMENTS

December 31, 2008

Name	Industry	Maturity	Interest Rate Spread Over LIBOR		Fixed Rate		Face Value/ Shares	Fair Value
NON-AFFILIATE INVESTMENTS - 37.3% (a)
First Lien Debt - 11.3%
Alena Internet Corporation (b)	Media	6/4/2009	N/A		15.00	% (j)	$10,727,220	$2,145,444
American Gaming Group LLC - Term Loan A	Consumer Services	12/22/2011	4.00%		N/A		5,509,217	3,898,787
American Gaming Group LLC - Term Loan B	Consumer Services	12/22/2011	9.50%		N/A		1,589,862	3,898,787
American Gaming Group LLC - Term Loan C	Consumer Services	12/22/2011	4.00%		N/A		351,077	248,452
American Gaming Group LLC - Term Loan D	Consumer Services	12/22/2011	9.50%		N/A		101,314	80,729
Atkins Nutritionals, Inc.	Food, Beverage & Tobacco	9/12/2012	4.50%		N/A		9,721,520	8,657,642
Bellator Sport Worldwide LLC	Media	1/16/2009	N/A		17.00%		785,764	785,764
BioEnergy International, LLC	Energy	10/8/2013	N/A		15.00%		3,853,045	3,714,290
CapRock Holdings, Inc.	Telecommunication Services	4/11/2012	3.00%		N/A		2,160,000	285,000
Cavtel Holdings, LLC	Telecommunication Services	12/31/2012	6.25	% (i)	N/A		9,744,548	2,533,582
Clear Lake Country Club, LP	Real Estate	8/31/2011	N/A		12.50%		7,453,851	7,607,371
Cratos CLO I Ltd.	Other-Structured Products	5/19/2021	0.50%		N/A		20,000,000	7,425,000
Energy Photovoltaics Inc. (b)	Utilities	6/15/2010	N/A		8.00	% (i)	5,329,500	3,117,203
J.G. Wentworth, LLC	Diversified Financials	4/4/2014	2.25%		N/A		21,500,00	6,521,670
LVI Services, Inc.	Commercial & Professional Services	11/16/2011	4.75%		N/A		3,644,454	1,594,449
MediLinQ, Incorporated (b)	Health Care Equipment & Services	3/28/2010	N/A		10.00%		5,988,456	2,577,975
Movida Communications, Inc. (b)	Telecommunication Services	8/14/2010	6.00	% (i)	N/A		7,092,895	441,209
RPG Holdings, Inc. (b)	Commercial & Professional Services	12/5/2011	2.75	% (i)	N/A		1,000,000	500,000
The Evoleno Company LLC (b)	Automobiles & Components	3/16/2008	N/A		15.00%		1,563,783	—
Tridec Acquisition Co., Inc.	Transportation	10/4/2011	4,25%		N/A		7,990,769	7,176,010
TrueMRI Management Group, Inc. (b)	Health Care Equipment & Services	6/15/2010	N/A		15.00%		21,000,000	8,019,382
First Lien Debt Total								$68,600,794
Second Lien Debt - 18.3%
Bumble Bee Foods, LLC	Food, Beverage & Tobacco	11/18/2015	N/A		16.25%		$9,045,688	$8,743,244
CapRock Holdings, Inc.	Telecommunication Services	4/11/2013	6.50%		N/A		29,000,000	16,675,000
Carestream Health Inc.	Health Care Equipment & Services	10/30/2013	5.25%		N/A		7,500,000	2,015,625
Central Parking Corp.	Consumer Services	11/22/2014	4.50%		N/A		3,250,000	1,885,000
Cequel Communications, LLC	Media	5/5/2014	4.50%		N/A		5,000,000	2,358,335
Cequel Communications, LLC	Media	5/5/2014	6.00%		N/A		6,406,987	2,979,249
Checkers Drive-In Restaurants, Inc.	Consumer Services	6/20/2011	8.75%		N/A		18,000,000	10,800,000
Deluxe Entertainment Services Group Inc.	Consumer Durables & Apparel	11/11/2013	6.00%		N/A		9,500,000	5,035,000
Lion Copolymer, LLC	Materials	7/2/2014	7.50%		N/A		31,750,000	12,700,000
Milagro Holdings, LLC	Energy	4/18/2009	7.00%		N/A		20,000,000	15,493,610
JW Aluminum Company	Materials	12/15/2013	6.75%		N/A		20,714,286	5,696,429
Panavision Inc.	Consumer Durables & Apparel	3/30/2011	7.50%		N/A		2,125,000	850,000
Penton Business Media Holdings, LLC	Media	2/1/2014	5.00%		N/A		12,500,000	2,604,169
QCE LLC (Quiznos)	Consumer Services	11/5/2013	5.75%		N/A		5,000,000	2,312,500
Resolute Aneth, LLC	Energy	6/26/2013	4.50%		N/A		10,000,000	8,750,000
RPG Holdings, Inc. (b)	Commercial & Professional Services	12/5/2012	10.25	% (i)	N/A		10,792,879	2,158,575
Weststate Land Partners, LLC (b)	Consumer Services	11/3/2008	7.50	% (i)	N/A		8,000,000	2,800,000
Second Lien Debt Total								$103,856,736
Common Equity - 2.2% (c)
NCP ATK Co Invest, LP	Food, Beverage & Tobacco						$100,000	$10,980,595
Palmetto Holdings LLC	Materials						37,500	244,763
Penta Water Company, Inc.	Food, Beverage & Tobacco						25,000	—
RG Tube Holdings, Inc.	Materials						17,250	1,407,328
United Site Services Holdings, Inc.	Commercial & Professional Services						10,000	780,000
Common Equity Total (c)								$13,412,686
Options - 0.8%
3 Year/ 10 Year CMS Caplet 3.75	Diversified Financials	12/21/2011					$200,000,000	$1,084,216
3.5 Year/ 10 Year CMS Caplet 3.75	Diversified Financials	6/21/2012					200,000,000	1,176,165
Consumer Discretionary Select Sector SPDR XLY PUT	Diversified Financials	3/21/2009					5,000	500,000
Industrial Select Sector SPDR XLI PUT	Diversified Financials	3/21/2009					5,000	612,500
SPDR S&P Retail XRT PUT	Diversified Financials	3/21/2009					5,000	1,375,000
SPDR S&P Retail XRT PUT	Diversified Financials	3/21/2009					(5,000)	(150,000)
Option Total								$4,597,881
Preferred Equity - 0.0% (c)
Ze-Gen, Inc.	Utilities						$100,000	$100,000
Preferred Equity Total (c)								$100,000
Unsecured/Subordinated - 3.5%
American Gaming Group LLC	Consumer Services	12/22/2011	N/A		17.00%		$4,062,092	$2,706,673
East Cameron Gas Company (b)	Energy	7/9/2019	N/A		11.25%		13,102,396	7,206,318
Ivy Hill Mid Market Credit Fund, LTD.	Diversified Financials	11/20/2018	N/A		0.00%		6,650,000	3,879,610
Penta Water Company, Inc. (b)	Food, Beverage & Tobacco	6/28/2012	N/A		13.00%		3,111,713	2,753,383
RGCH Holdings Corp.	Materials	6/15/2015	N/A		13.50%		13,850,423	4,847,648
Unsecured/Subordinated Total								$21,393,632
Warrants - 2.5%
Ormet Corp.	Materials							—
Penta Water Company, Inc.	Food, Beverage & Tobacco							—
Tridec Acquisition Co., Inc.	Transportation							—
XOJET Inc.	Transportation							$15,044,525
Total Warrants								$15,044,525
Total Non-Affiliate Investments (Cost $330,790,428)								$227,006,254
AFFILIATE INVESTMENTS - 17.5% (d)
First Lien Debt - 4.9%
Airborne Tactical Advantage Company LLC	Capital Goods	7/2/2012	5.00%		N/A		$11,768,103	$9,435,082
West World Media, LLC	Media	8/24/2010	N/A		15.00%		16,173,520	15,356,314
YT Acquisition Corporation	Software & Services	3/31/2011	N/A		10.00%		5,452,106	4,978,086
First Lien Debt Total								$29,769,482
Second Lien Debt - 0.4%
YT Acquisition Corporation - Tranche A	Software & Services	9/30/2011	N/A		14.00%		$455,472	$407,704
YT Acquisition Corporation - Tranche B	Software & Services	9/30/2011	N/A		14.00%		2,898,158	1,936,456

PLAINFIELD DIRECT INC.

SCHEDULE OF INVESTMENTS

December 31, 2008

Name	Industry	Maturity		Interest Rate Spread Over LIBOR		Fixed Rate		Face Value/Shares		Fair Value
Second Lien Debt Total										$2,344,160
Common Equity - 7.2% (c)
Globe Specialty Metals, Inc.	Materials							2,065,829		$6,372,256
Globe Specialty Metals, Inc.	Materials							32,601		100,561
Schuff International, Inc.	Materials							1,250,000		18,669,560
Schuff International, Inc.	Materials							328,300		5,329,754
Solsil, Inc.	Materials							272		10,774,872
YTAC Holdings, Inc.	Software & Services							518,377		1,364,881
YTAC Holdings, Inc.	Software & Services									1,371,763
Common Equity Total (c)										$39,249,789
Preferred Equity - 0.1% (c)
Crayons, Inc.	Food, Beverage & Tobacco							440.00		$788,481
Preferred Equity Total (c)										$788,481
Unsecured/Subordinated - 4.8%
Colt Defense LLC	Capital Goods	7/9/2012		N/A		13.00%		$10,380,665		$9,070,887
Schuff International, Inc.	Materials	8/31/2013		N/A		7.00%		15,000,000		20,248,398
Unsecured/Subordinated Total										$29,319,285
Warrants - 0.0%
Crayons, Inc.	Food, Beverage & Tobacco									$16,856
Warrants Total										$16,856
Total Affiliate Investments (Cost $117,624,361)										$106,221,911
CONTROL INVESTMENTS - 60.4% (e)
First Lien Debt - 30.4%
BioEnergy Holdings, LLC	Energy	6/15/2014		N/A		15.00%		$39,076,678		$31,801,220
CIRI Lakeside Gaming Investors, LLC (b)	Consumer Services	6/19/2009		N/A		10.00%		100,000		100,000
Havana Club Enterprises, LLC (b)	Consumer Services	9/1/2009		N/A		12.00%		7,553,005		4,215,613
Military Parts Exchange LLC	Retailing	7/28/2011		N/A		12.00%		14,353,682		13,721,764
Patriot Rail Corp.	Transportation	11/8/2011		4.00%		N/A		34,240,000		33,518,145
TransLoad America Inc.	Commercial & Professional Services	3/23/2012		N/A		14.50%		76,876,343		67,851,584
Westside Transload, LLC	Commercial & Professional Services	1/9/2011		N/A		13.00%		25,138,136		21,203,080
Wyoming Entertainment LLC	Consumer Services	9/15/2011		N/A		11.00	% (j)	15,691,316		12,548,374
First Lien Debt Total										$184,959,780
Second Lien Debt - 2.1%
Patriot Rail Corp.	Transportation	11/8/2011		7.00	% (j)	N/A		13,000,000		$12,737,742
Second Lien Debt Total										$12,737,742
Common Equity - 26.2% (c)
Oneida Entertainment Holdings Inc.	Consumer Services							(f	)	$47,833,302
Plainfield Avalon Inc.	Food, Beverage & Tobacco							(f	)	955,579
Plainfield Enterprises Holdings LLC	Consumer Services							(f	)	1,313,530
Plainfield Finance Corporation	Diversified Financials							(f	)	21,320,1431
Plainfield Gaming Ill Inc.	Consumer Services							(f	)	11,847,726
Plainfield Gaming Inc.	Consumer Services							(f	)	3,616,528
Plainfield Milagro Holdings Inc.	Energy							(f	)	9,703,721
Plainfield Offshore Holdings II Inc.	Diversified Financials							(f	)	32,844,638
Plainfield Offshore Holdings IV Inc.	Diversified Financials							(f	)	3,229,219
Plainfield Preferred Holdings Inc.	Diversified Financials							(f	)	7,388,930
Plainfield Racing Inc.	Consumer Services							(f	)	4,746,417
TransLoad America Inc.	Commercial & Professional Services							912,128		14,248,284
Common Equity Total (c)										$159,048,017
Unsecured/Subordinated Debt - 1.7%
Oneida Entertainment Holdings Inc. (g)		5/31/2012	(h)	N/A		13.00%		$3,800,000		$2,927,455
Plainfield Finance Corporation (g)		12/28/2009	(h)	N/A		9.00%		6,540,000		5,896,121
Plainfield Finance Corporation (g)		1/23/2009	(h)	N/A		9.00%		1,500,000		1,448,772
Unsecured/Subordinated Debt Total										$10,272,348
Total Control Investments (Cost $411,826,810)										$367,017,887
Total Investments (Cost $860,241,599) (k)										$700,246,052

(a)	Investments other than those described in (d) and (e) below.
(b)	Security is in default and has been placed in non-accrual status. Interest rate presented is our contracted rate, not the default rate.
(c)	All Common Equity and Preferred Equity securities are non-income producing and are generally restricted.
(d)	Portfolio Investments are considered “Affiliate Investments” if we own between 5% and 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(e)	Portfolio Investments are considered “Control Investments” if we own more than 25% of the company’s outstanding voting securities consistent with the Investment Company Act of 1940.
(f)	Plainfield Direct Inc. holds a 100% equity interest in this company.
(g)	This investment represents a loan to a 100% owned company.
(h)	Payable on demand.
(i)	Interest rate spread is based on the prime rate, not LIBOR.
(j)	Issuer has the option to pay cash interest or interest in kind at different interest rates. Rate disclosed is the cash interest rate.
(k)	Aggregate gross unrealized appreciation for federal income tax purposes is $[ ]; aggregate gross unrealized depreciation for federal income tax purposes is $[ ]. Net unrealized depreciation is $[ ] based on a tax cost of $[ ].

All portfolio investments are located in the United States.

The accompanying notes are an integral part of these financial statements.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Plainfield Direct Inc. (which is referred throughout this report as “the Company,” “we,” and “us”) is an externally managed non-diversified closed-end investment management company. The Company was organized under the laws of Delaware and was formed as a limited liability company in December 2005. The Company commenced operations on April 1, 2006. On May 1, 2007, the Company made the election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). This election placed certain limitations on the investments that the Company can hold in its portfolio after May 1, 2007. Contemporaneously with the election to be regulated as a BDC, the Company converted from a limited liability company to a corporation. Accordingly, the Company’s name changed to Plainfield Direct Inc. (previously known as Plainfield Direct LLC). On May 8, 2007, the Company filed a registration statement on Form N-2 with the United States Securities and Exchange Commission to register an offering of approximately $200 million of its common stock. The Company filed amended registration statements on Form N-2 on September 21, 2007, October 12, 2007 and April 18, 2008. Due to the substantial uncertainty currently prevalent in the global economy and U.S. capital markets, the Company is unable to determine the timing of when it will complete this offering. The Company elected to be taxed as a regulated investment company (“RIC”).

The Company has engaged Plainfield Asset Management LLC (“the Investment Manager” or “PAM”) to manage and invest the Company’s assets. See note 9 for further details.

The Company primarily makes loans to and other investments in private (and to a lesser extent, public) “middle-market” companies, which we define as companies with annual revenues between $25 million and $500 million. The Company’s investment objective is to provide a combination of current income and capital appreciation.

The Company invests throughout the capital structure of these companies, including first lien, second lien, subordinated and unsecured debt and a variety of equity investments including preferred equity, common equity and warrants. The Company anticipates that its investments will be in newly-negotiated transactions as well as investments acquired in the secondary market. The Company may also invest opportunistically in other types of investments, including securities and derivatives of public companies.

One of the Company’s shareholders, Plainfield Special Situations Master Fund Limited (“PSSMF”), has significant ownership of our common stock and is able to exert influence over our management and policies and control most votes requiring shareholder approval. PSSMF has adopted a plan of voluntary liquidation, pursuant to which PSSMF is in the process of an orderly liquidation. In addition, another shareholder, pursuant to the provisions of a voting agreement and its ownership interest in the Company, may have the ability to control the vote in certain liquidation scenarios. We cannot predict the effect of the current global economic events on the strategic or tactical decisions these shareholders may make, including in response to demands by their investors to redeem.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments, considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the year ending December 31, 2009.

The Company’s policy is to consolidate only other investment companies as defined in section 3 of the 1940 Act. Since wholly owned portfolio companies do not meet the criteria specified in the 1940 Act, they are reflected as investments on the schedule of investments.

The Company has evaluated the financial statements for subsequent events through January [ ], 2010, which was the date the financial statements were issued and filed with the U.S. Securities and Exchange Commission.

Accounting for Transactions

Investment security transactions are recorded on a trade date basis.

Bank loans and structured loans, such as revolving credit agreements, are recorded on the statement of assets and liabilities as a component of investments owned, net of any fees received relating to the unfunded portion of the related revolving credit agreement. For credit agreements where an initial commitment fee or funding fee is received, such amount is recorded as a component of deferred fee income which is reflected within accounts payable and other liabilities on the statement of assets and liabilities and amortized to interest income over the life of the related credit agreement. Total amortization of deferred fee income for the three and nine months ended September 30, 2009 was $359,268 and $950,668, respectively. Total amortization of deferred fee income for the three and nine months ended September 30, 2008 was $286,885 and $1,527,175, respectively.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Valuation of Investments

The Company’s assets are valued in accordance with the authoritative guidance on fair value measurements under GAAP and Section 2(a)(41) of the 1940 Act. The Company defines fair value as the price that would be received for an investment in an orderly transaction between market participants on the measurement date. Refer to note 4 for quantitative information about our securities within the context of the fair value hierarchy set forth under GAAP.

There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. The Company’s valuation policy considers the fact that no ready market exists for most of the securities in which it invests and that fair value for such investments must typically be determined using unobservable inputs. The Company assumes that an investment is to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.

Any changes in value are recorded in our statement of operations as “net realized and change in unrealized gains (losses) on investments.” In making fair value determinations, the following guidelines are used.

For investments where market quotes or other third party prices are readily available:

Investments that are listed on an exchange (whether domestic or foreign), including the NASDAQ National Market, and are freely transferable, are valued at their last sale price on such exchange during the regular or primary trading session on the date of determination or “official closing price” (if applicable), or, if no sales occurred on such date, at the midpoint of the “bid” and the “ask” price at the close of business on such day. In such cases, the Investment Manager believes that the midpoint between “bid” and “ask” prices is generally the best estimate of exit price. Valuation discounts may be applied against securities that are listed on an exchange and are not freely transferable because of restrictions attributable to the security that would transfer to market participants. Securities (including derivatives) traded over the counter, not listed on an exchange, and that are freely transferable, are valued at a price obtained from third-party pricing services, including where appropriate, multiple broker dealers, as determined by the Investment Manager. Options that are listed on a national options exchange are valued at their last sale price on the principal market on which such options traded on such date; provided, however, that if the last sale price of such options does not fall within the last “bid” and “ask” price for such options on such date, the options are valued at the midpoint of the last “bid” and “ask” price for such options (the Investment Manager’s best estimate of exit price) on such date as determined by the Investment Manager.

Notwithstanding the foregoing, if in our reasonable judgment, the price for any securities we hold, determined in the manner described above does not accurately reflect the actual sale price that would be attained in the principal or most advantageous market, such security is valued at a price that reflects management’s best estimate of the actual sale price that would be attained in the principal or most advantageous market.

For investments where market quotes or other third party prices are not readily available:

Such investments are typically illiquid and do not trade in active markets. Accordingly, in order to estimate the sale price that would be attained in a hypothetical market, these investments are reviewed and valued using one or more of the following types of financial and credit analyses, including the income approach, the market comparable approach, and the transaction approach. The choice of analyses, and the weight assigned to factors within the approaches, may vary across investments and may change within an investment if events occur that warrant such a change. The following is an explanation of some of these review and valuation methods:

•

The income approach utilizes the discounted cash flow method of valuation and includes a terminal value/exit multiple. The present value resulting from this analysis will then be discounted to reflect the illiquid nature of the investment. Where applicable, other factors such as a minority or non-control position are considered.

•

The market comparable approach examines publicly traded companies within the same industry as the portfolio company’s business. Market derived multiples based upon such measures as earnings, book value, cash flow and revenues are typically applied to the appropriate indicators of the portfolio company’s business to determine a value.

•

The transaction approach examines valuations determined in connection with acquisitions of either publicly traded or privately held companies within the same industry as the portfolio company. In addition, when an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to test or corroborate its valuation.

Other information used with these methods, where relevant, to value an investment may include analysis of the company’s profitability and performance against projections, default or bankruptcy, transactions in such securities or similar securities, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

markets in which the portfolio company operates, comparisons of financial ratios of peer companies that are public, appraisals, material changes in interest rates impacting fixed rate debt, book value, replacement cost, or other factors deemed applicable.

Without readily available market data, and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith may differ materially from the values that would have been used had a ready market existed for the investments.

Notwithstanding the foregoing, if in our reasonable judgment, the price for any securities we hold, determined in the manner described above does not accurately reflect the actual sale price that would be attained in the principal or most advantageous market, such security is valued at a price that reflects management’s best estimate of the actual sale price that would be attained in the principal or most advantageous market.

Swaps

Credit default swaps and interest rate swaps are valued in accordance with the policies set forth above.

Total return bank debt swaps are valued based upon the change in price of the underlying reference asset (determined in accordance with the provisions set forth above) from the original swap agreement date to the date of determination, plus accrued interest receivable, less accrued financing costs.

Total return equity swaps are valued based upon the change in price of the underlying instrument (determined in accordance with the provisions set forth above) from the original swap agreement date to the date of determination, less accrued financing costs.

The Company considers counterparty risk in determining the fair market value of its swaps.

Wholly owned portfolio investments

The fair value of wholly owned portfolio investments represents the sum of the fair values of the investment securities they hold (which are valued in accordance with the policies set forth above) plus or minus the fair value of any other assets and liabilities they hold.

Income and Expense Recognition

•

The Company measures realized gains or losses as the difference between the net proceeds from a repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

•	Realized gains and losses on security transactions are determined using the “First In, First Out” method.

•

Interest income, including the amortization of premium and discount, is recorded on an accrual basis to the extent that such amounts are earned and expected to be collected. Loan origination fees, original issue discount, and market discount or premiums are capitalized and then amortized as interest income over the life of the respective security. The amortized cost of investments represents the original cost adjusted for the amortization of premiums and discounts on bonds. Upon any prepayment of a loan or debt security, prepayment penalties and any unamortized loan origination fees are recorded as interest income. Fees that are administrative in nature are recognized as revenue when earned and recorded as other fee income.

•

Accrued interest is generally written off when a loan is placed on non-accrual status. Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

•

Dividends are recorded on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are earned and expected to be collected. The Company stops accruing for dividends on its equity investments when there is reasonable doubt that dividends will be collected.

•	Debt issuance costs are amortized to expense on a straight-line basis over the life of the related instrument.

•

Deferred fee income relates primarily to commitment and funding fees received in exchange for the extension of credit facilities. The Company amortizes deferred fee income to interest income over the life of the related credit facility using the effective interest method.

•	Professional fees are composed primarily of legal, audit, consulting and tax fees incurred as part of normal business operations. Professional fees are expensed as incurred.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•

Offering costs are capitalized and charged to paid in capital upon completion of the associated offering. No offering costs were recognized during the nine months ended September 30, 2009. During the nine months ended September 30, 2008, the Company expensed previously capitalized offering costs of $1,038,088, as management concluded at that time that these costs had no future benefit to the Company.

•	Distributions to shareholders are recognized on the record date.

Income Taxes

The Company has elected to be treated as a RIC, and accordingly, qualifies for the tax treatment applicable to RICs. In order to qualify as a RIC, and to be taxed as a RIC, among other factors, the Company is required to meet quarterly asset diversification tests and timely distribute to its shareholders at least 90% of investment company taxable income, as defined by the Internal Revenue Code, for each year.

Cash and Cash Equivalents

Highly liquid investments with a maturity of 90 days or less at the date of purchase are classified as cash equivalents.

Collateral Held at Brokers

Collateral held at brokers represents cash collateral held by the Company’s brokers and various counterparties, which earns interest at a negotiated rate and is pledged for derivative transactions.

Collateral Payable to Brokers

Collateral payable to brokers represents cash collateral held by the Company that is pledged by our brokers and various counterparties and accrues interest expense at a negotiated rate.

Payment–in–Kind Interest

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. PIK represents contractual interest that is accrued at the contractual rate specified in each loan agreement. PIK interest is added to the principal loan balance and recorded as interest income. It generally becomes due at maturity. PIK interest is not accrued if there is reasonable doubt surrounding its collectability.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued revised guidance which is now part of ASC 860. It eliminates the qualifying special-purpose entities (“QSPEs”) concept, creates more stringent conditions for reporting a transfer of a portion of a financial asset as a sale, clarifies the derecognition criteria, revises how retained interests are initially measured, and removes the guaranteed mortgage securitization recharacterization provisions. ASC 860 is effective as of the beginning of a company’s first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. ASC 860’s disclosure requirements must be applied to transfers that occurred before and after its effective date. Early adoption is prohibited. We are currently evaluating the effect that the provisions of ASC 860 may have on our financial condition and results of operations.

In June 2009, FASB issued revised guidance which is now part of ASC 810. It requires reporting entities to evaluate former QSPEs for consolidation, changes the approach to determining the primary beneficiary of a variable interest entity (a “VIE”) from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. It also clarifies, but does not significantly change, the characteristics that identify a VIE. ASC 810 is effective as of the beginning of a company’s first fiscal year that begins after November 15, 2009 (January 1, 2010 for calendar year-end companies), and for subsequent interim and annual reporting periods. The adoption of ASC 810 will have no impact on our financial condition or results of operations.

In June 2009, FASB issued revised guidance which is now part of ASC 105-10 (the “Codification’)”. The Codification became the exclusive authoritative reference at September 30, 2009. The Codification modified the GAAP hierarchy to include only two levels of GAAP: authoritative and nonauthoritative. The Codification is not intended to change GAAP, but it will change the way GAAP is organized and presented. The adoption of the Codification does not impact the Company’s financial statements except for references made to authoritative accounting literature in the footnotes.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Capital

Until December 30, 2007, PSSMF owned 33,270,000 and PDMF owned 16,730,000 of the Company’s 50,000,000 outstanding shares. On December 30, 2007, each of PSSMF and PDMF entered into a reorganization agreement with Plainfield Direct Holdings LLC (“PDH”), whereby each of PSSMF and PDMF transferred the stock they owned in the Company to PDH in exchange for an equity interest in PDH that was proportional to the shares transferred, resulting in PDH becoming, at the time, our sole shareholder. Until July 3, 2008, PDH was the sole shareholder of the Company. On July 3, 2008, the Company completed a $215,000,000 private equity offering and issued 15,759,805 common shares. Related offering costs were $515,689. Following the private equity offering, total common shares outstanding were 65,759,805.

On December 31, 2008, PDMF, PSSMF, PDH and certain other of their affiliates effected a series of reorganization transactions pursuant to which, among other things, PDMF adopted a voluntary plan of liquidation, PDH became a wholly owned subsidiary of PSSMF and PDH distributed all of its shares of the Company’s common stock to PSSMF, resulting in PSSMF becoming a direct shareholder.

The following table summarizes the Company’s distributions declared since May 1, 2007 (date of BDC election):

Date Declared	Record Date	Payment Date	Return of Capital Distribution	Distribution/Share
September 15, 2008	September 15, 2008	October 1, 2008	$25,000,000 (a)	$0.38

(a)	The income tax character of this distribution was a return of capital.

Note 4. Investments

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to observable, unadjusted quoted prices in active markets for identical assets (level 1 measurements) and lowest priority to unobservable inputs (level 3 measurements). The Company classifies its investment securities as level 1, 2 or 3 based on the lowest level input that is significant to its fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and the inputs that are characteristic of each of the levels are described below:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

Level 2:	Inputs other than quoted prices that are observable (based on market data obtained from sources independent of the company) for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

Level 3:	Inputs that are unobservable (assumptions about market participants developed based on the best information available in the circumstances) and cannot be corroborated by observable market data.

The Company further sub-classifies its Level 3 investments as follows:

3A:	Third party pricing sources including pricing services and broker quotes that cannot be precisely corroborated with recorded market trades at the measurement dates;

3B:	Internal pricing models.

The following table sets forth the assets and liabilities that we report at fair value on our statement of assets and liabilities using the fair value hierarchy and specific guidelines referred to in note 2:

	As of September 30, 2009
	Level				Total
	Level 1	Level 2	3A	3B
Assets:
First Lien Debt	$—	$—	$30,770,326	$261,841,582	$292,611,908
Second Lien Debt	—	—	81,588,806	66,386,609	147,975,415
Unsecured/ Subordinated Debt	—	—	10,192,570	49,797,395	59,989,965
Common Equity	—	16,638,559	—	142,283,053	158,921,612
Preferred Equity	—	—	—	615,509	615,509
Warrants	—	—	—	13,386,295	13,386,295
Options	—	1,014,932	6,513,392	—	7,528,324
Credit Default Swaps	—	—	1,210,495	—	1,210,495

Total assets	$—	$17,653,491	$130,275,589	$534,310,443	$682,239,523

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	As of September 30, 2009
	Level				Total
	Level 1	Level 2	3A	3B
Liabilities:
Interest Rate Swaps	$—	$—	$(2,176,468)	$—	$(2,176,468)
Total Return Swaps	—	—	(61,303)	—	(61,303)

Total liabilities	$—	$—	$(2,237,771)	$—	$(2,237,771)

The following table sets forth a summary of changes in the fair value of investment assets and liabilities measured using Level 3 (A&B) inputs for the nine months ended September 30, 2009:

Investment Type	Fair Value as of December 31, 2008	Net realized (losses) gains	Net change in unrealized (losses) gains	Purchases (including PIK interest and amortization)	Proceeds from sale and issuer repayments	Conversion/ Reorganization	Fair value as of September 30, 2009	Net change in unrealized gains (losses) relating to investments held at September 30, 2009 (1)
First Lien Debt	$283,330,056	$(24,280,509)	$(5,004,476)	$72,325,333	$(33,634,614)	$(123,882)	$292,611,908	(16,843,271)
Second Lien Debt	118,938,638	(15,975,579)	26,451,868	17,701,075	(26,295,916)	27,155,329	147,975,415	14,549,734
Unsecured/ Subordinated Debt	60,985,265	(7,523,078)	(1,002,298)	13,805,335	(6,275,259)		59,989,965	(3,957,182)
Common Equity	204,641,779	(1,789,094)	(48,583,086)	15,775,873	—	(27,762,419)	142,283,053	(91,625,954)
Preferred Equity	888,481	—	(272,972)	1,952,920	(1,952,920)	—	615,509	(272,972)
Warrants	15,061,381	—	(1,675,086)	—	—	—	13,386,295	(1,675,086)
Options	2,260,381	8,365,000	3,373,011	7,035,000	(14,520,000)	—	6,513,392	3,273,392
Credit Default Swaps	5,846,289	3,612,464	(3,663,273)	2,420,500	(7,005,485)	—	1,210,495	(1,210,005)
Interest Rate Swaps	(7,111,584)	(5,208,904)	4,935,116	—	5,208,904	—	(2,176,468)	475,955
Total Return Swaps	(37,315,473)	(36,026,713)	37,254,170	—	36,026,713	—	(61,303)	57,838

Total	$647,525,213	$(78,826,413)	$11,812,974	$131,016,036	$(48,448,577)	$(730,972)	$662,348,261	(97,227,551)

(1)	Included in net change in unrealized gains (losses) in the accompanying statement of operations. Net change in unrealized gains (losses) includes net unrealized gains (losses) resulting from changes in portfolio investment values during the reporting period and the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Note 5. Derivative Instruments

At September 30, 2009 and December 31, 2008, total swap assets at fair value were $1,210,495 and $13,026,917, respectively and total swap liabilities at fair value were $2,237,771 and $44,427,057, respectively. The Company groups swap asset and liability balances by swap type by counterparty. Positive balances are classified as assets; negative balances are classified as liabilities. Interest and other income receivable and fees payable on swaps are included as components of swap assets and liabilities at fair value in the statement of assets and liabilities. All income and expenses related to swaps are reflected within net realized gains (losses) and net change in unrealized gains (losses) from swap transactions on the statements of operations.

Set forth below is a summary of the balances that comprise total swap assets and liabilities at fair value at September 30, 2009 and a summary of realized and unrealized gains (losses) related to swaps that were reflected on the statement of operations during the nine months ended September 30, 2009.

September 30, 2009

Counterparty/Swap Type	Asset Balance September 30, 2009	Change in Unrealized (losses) for the nine months ended September 30, 2009	Realized gains (losses) for the nine months ended September 30, 2009
Barclays Bank PLC — credit default swaps	$1,210,495	$(3,663,273)	$3,612,465
Deutsche Bank AG — equity index total return swaps	—	(7,180,629)	(1,421,513)

Total	$1,210,495	$(10,843,902)	$2,190,952

Counterparty/Swap Type	Liability Balance September 30, 2009	Change in Unrealized gains for the nine months ended September 30, 2009	Realized (losses) for the nine months ended September 30, 2009
Barclays Bank PLC — total return swaps	$(23,766)	$34,355,463	$(34,463,272)
Credit Suisse Bank — total return swaps	(37,537)	2,898,707	(1,563,441)
UBS AG — interest rate swaps	(2,176,468)	4,935,116	(5,208,904)

Total	$(2,237,771)	$42,189,286	$(41,235,617)

During the nine months ended September 30, 2009, the Company purchased and sold credit default swaps with a total notional of $18,800,000 and $53,283,400, respectively. During the nine months ended September 30, 2009, the Company sold interest rate swaps with a total notional of $40,000,000. During the nine months ended September 30, 2009, equity index swaps with a total notional of $27,697,525 expired.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Bank Debt Total Return Swaps

A total return swap is a customized derivative instrument that entitles the Company to certain payments on the gain or loss on the value of an underlying security or securities, referred to as the reference asset or assets. The economic intent of the swap arrangements is to pass on the investment returns experienced in the reference asset portfolios to the Company.

As of September 30, 2009, the Company had only one active bank debt total return swap arrangement in place. That swap was with Credit Suisse Bank on its first lien debt investment in Westside Transload, LLC. The Company held this investment directly prior to the simultaneous sale and execution of a total return swap arrangement with Credit Suisse Bank (trade date, August 17, 2009). Management analyzed this transaction and determined that it did not meet the criteria for sale treatment specified by GAAP. Consequently, the first lien debt investment in Westside Transload, LLC is reflected within “Non-affiliate investments” on the statement of assets and liabilities and the schedule of investments. Interest income received on this investment is reflected within “Investment income” on the statement of operations. Swap financing fees (net of interest received on collateral) are recognized within “Swap liabilities at fair value” on the statement of assets and liabilities and within “realized and unrealized losses on swaps” on the statement of operations. Total swap liabilities related to the Westside Transload, LLC total return swap and amounts outstanding on other terminated total return swap arrangements were $61,303 at September 30, 2009.

Economic Hedge Swaps - Credit Default, Interest Rate and Equity Index Total Return Swaps

The Company held credit default swaps during the nine months ended September 30, 2009 and the year ended December 31, 2008. The objective of holding credit default swaps is to protect against increasing credit risk in our investment portfolio. The Company, as the buyer of a credit default swap, is obligated to pay the seller a periodic stream of known payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event, with respect to an underlying reference obligation. Generally, a credit event means bankruptcy or payment default. When the Company is a buyer of the credit default swap and no credit event occurs, the Company will lose its known payments and recover nothing. The Company has been the buyer (i.e. is the recipient of protection) on all credit default swaps held during the periods presented.

The Company held interest rate swaps during the nine months ended September 30, 2009 and the year ended December 31, 2008. The Company enters into interest rate swaps to hedge interest rate exposures. An interest rate swap is a contractual agreement entered into between two counterparties under which each agrees to make periodic payment to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap. While hedging activities may mitigate the Company’s exposure to adverse fluctuations in interest rates, these hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to portfolio investments.

The company held total return swaps on equity indices during the nine months ended September 30, 2009 and the year ended December 31, 2008. The objective of holding total return swaps on equity indices is to hedge market risk in our investment portfolio. As the seller of each of these swaps, the Company has entered into agreements in which the buyer agrees to pay us a stream of interest payments (LIBOR based). In exchange, the Company makes cash payments to or receives cash payments from the buyer based on the capital appreciation or depreciation of the underlying index. As the seller of these swaps, the Company recognizes gains from capital depreciation, and suffers losses from capital appreciation, of the underlying index.

A summary of our hedge swaps at September 30, 2009 is set forth below:

Counterparty/Description	Terms	Notional	Swap Fair Value
Barclays Bank PLC
Credit Default Swap	1 contract, CDX 5.00% - fixed, 6/20/2014	$18,800,000	$1,210,495

Total Barclays Bank PLC			$1,210,495
UBS AG
Interest Rate Swap	1 contract, Pay 4.671%, receive 3 month LIBOR, 10/4/2009	100,000,000	$(2,176,468)

Total UBS AG			$(2,176,468)
Total economic hedge swaps			$(965,973)

Options

The Company held interest rate cap options (“Caplets”) and options on various equity indices during the nine months ended September 30, 2009. The objective of holding these options during the period was to hedge interest rate exposures and market risk in our investment portfolio, respectively.

Set forth below is a summary of the fair value of options held at September 30, 2009 and a summary of realized and unrealized gains related to options that were reflected on the statement of operations during the nine months ended September 30, 2009.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

September 30, 2009

Option Type	Asset Balance September 30, 2009	Change in Unrealized gains for the nine months ended September 30, 2009	Realized gains for the nine months ended September 30, 2009
Interest rate caps	$6,513,392	$3,373,011	$8,365,000
Equity indices	1,014,932	1,119,392	1,630,000

Total	$7,528,324	$4,492,403	$9,995,000

During the nine months ended September 30, 2009, the Company purchased and sold Caplets with a total notional of $1,200,000,000 and $1,000,000,000, respectively. During the nine months ended September 30, 2009, the Company purchased 10,280 options contracts on various equity indices with a total notional amount equal to $42,650,000 and sold 15,000 options contracts on various equity indices with a total notional amount equal to $41,950,000. During the nine months ended September 30, 2009, 10,000 options contracts on various equity indices with a total notional amount equal to $16,050,000 expired.

Note 6. Wholly Owned Portfolio Investments

As of September 30, 2009, the Company held 100% of the equity interests in each of: Plainfield Avalon Inc., Plainfield Enterprises Holdings LLC, Oneida Entertainment Holdings Inc., Plainfield Finance Corporation, Plainfield Gaming Inc., Plainfield Gaming III Inc., Plainfield Milagro Holdings Inc., Plainfield Offshore Holdings II Inc., Plainfield Offshore Holdings IV Inc., Plainfield Racing Inc., and Plainfield Preferred Holdings Inc. These wholly owned entities are recorded at fair value in the statement of assets and liabilities. Of these wholly owned entities, those that are corporations are fully subject to corporate income taxation on their taxable income. Income received by the Company from these investments has already been taxed at the wholly owned company level. Wholly owned entities that are limited liability companies are not subject to corporate income taxation at the entity level. Certain wholly owned companies are held in connection with the Company’s election to be taxed as a RIC. In general, these wholly owned companies earn income that, if earned directly by the Company, would not be qualifying income for purposes of the Company qualifying as a RIC. Dividends from these wholly owned companies and gains from the sale of their stock are qualifying income for this purpose. Other wholly owned entities are held for regulatory and licensing considerations. We expect that income earned from these investments would not preclude the Company from qualifying as a RIC. The Company makes investments in securities in accordance with its investment policies through these wholly owned portfolio companies.

Investments held by wholly owned portfolio companies at September 30, 2009 are set forth in the table below:

Name	Industry	Asset Class/Terms	Face Value ($)/Shares	Fair Value
Non-Affiliate Investments
American Gaming Group LLC	Consumer Services	Unsecured/Subordinated – 17%, 12/30/2018	$15,890,999	$4,780,535
American Gaming Group LLC	Consumer Services	Unsecured/Subordinated – 17%, 3/15/2018	$5,403,432	1,234,873
American Gaming Group LLC	Consumer Services	Warrants
BB Co-invest L.P.	Food, Beverage & Tobacco	Common Equity	1,000	1,058,163
J.G. Wentworth LLC	Diversified Financials	Preferred Equity	2,912	1,375,867
Milagro Holdings LLC	Energy	Common Equity, Class A	648	1,775,867
Milagro Holdings LLC	Energy	Common Equity, Class B	573	1,572,653
Public Insight LP	Commercial & Professional Services	Common Equity	180,000	150,000
RDCC Holdings LLC	Insurance	Common Equity	156	—
Westside Transload, LLC	Professional Services	Warrants

Total Non-Affiliate Investments				$11,947,958
Affiliate Investments
BioEnergy International, LLC	Energy	Common Equity	1,027,891
BioEnergy International, LLC	Energy	Warrants
Myriant Technologies LLC	Energy	Common Equity	1,624,593	8,786,911
Myriant Technologies LLC	Energy	Warrants, $10.00		971,902
Myriant Technologies LLC	Energy	Warrants, $13.00		564,480
The Elk Horn Coal Company LLC	Energy	Common Equity	1,852,367	13,892,753
West World Media LLC	Media	Common Equity	196,882	1,358,986
YTAC Holdings, Inc.	Software & Services	Common Equity, Class A	518,377
YTAC Holdings, Inc.	Software & Services	Common Equity, Class B	520,991

Total Affiliate Investments				$25,575,032
Control Investments
Airborne Tactical Advantage Company LLC	Capital Goods	Common Equity	3,945,705	$1,787,768
Airborne Tactical Advantage Company LLC	Capital Goods	Preferred Equity	2,712,788	1,229,143
American Racing and Entertainment LLC	Consumer Services	1st Lien Debt – 10%, 05/01/2013	$9,900,000	$9,532,029

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Name	Industry	Asset Class/Terms	Face Value ($)/Shares		Fair Value
American Racing and Entertainment LLC	Consumer Services	Common Equity	$279,362		$1,689,766
Bellator Sport Worldwide LLC	Media	Common Equity, Class A	36,356		1,984,159
Bellator Sport Worldwide LLC	Media	Common Equity, Class D	$4,900		267,422
BioEnergy Holdings, LLC	Energy	Common Equity	4,698,887		11,076
Casino Monte Lago Holding LLC	Consumer Services	Common Equity	3,333		312,188
CDH II LLC	Capital Goods	Common Equity	10,505		8,663,163
Military Parts Exchange LLC	Capital Goods	Common Equity	4,128		4,019,327
Montana Entertainment LLC	Consumer Services	Common Equity	800,000
Patriot Rail Holdings LLC	Transportation	Common Equity	490		16,759,336
Plainfield Howard Acquisitions LLC	Real Estate	Common Equity	(a	)	17,305,089
Wyoming Entertainment LLC	Consumer Services	Common Equity	800,000

Total Control Investments					$63,560,466

(a)	Plainfield Finance Corporation holds a 100% equity interest in this company.

All portfolio investments are located in the United States.

Loans to wholly owned portfolio companies are recognized at fair value and included in the schedule of investments under “Control Investments.” These loans are payable to the Company on demand. Interest income on these loans is accrued as earned.

Note 7. Earnings (Loss) Per Common Share

The following information sets forth the computation of basic and diluted per share net (decrease) in net assets resulting from operations for the nine months ended September 30, 2009 and 2008.

	Nine months ended September 30, 2009	Nine months ended September 30, 2008
Net (decrease) increase in shareholders’ equity resulting from operations	$(33,890,599)	$(102,905,096)
Basic and diluted weighted average shares outstanding	65,759,805	55,176,578
Basic and diluted (loss) earnings per common share	$(0.52)	$(1.87)

Note 8. Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience and knowledge of the Investment Manager, the Company expects the risk of loss to be remote.

The Company makes certain investments, including bank loans, structured loans, equity investments and trade claims in which the Company is issued participation rights. These rights, and any corresponding unfunded obligations, underlying collateral agreements and financing arrangements, are based upon the Company’s pro-rata participation in, and/or funding of, such investments. At September 30, 2009 and December 31, 2008, the Company had unfunded commitments of approximately $16.9 million and $51.9 million, respectively, pursuant to the terms of the participation in various revolving credit facilities and equity investments.

The Company’s certificate of incorporation was amended in 2008 to require the Company, during the period prior to the occurrence of a qualifying registration and listing of its equity, to offer to purchase 20 percent of each holder’s common stock if for the immediately preceding 24 consecutive months the Company has not offered to purchase at least 5% of the Company’s then issued and outstanding shares of common stock. The requirement shall not apply if, in the discretion of the Company’s board of directors, the purchase would violate, or cause a default under, contractual or certain other commitments or would cause the Company to be unable to pay its debts as they become due. The earliest date such an offer could be required to be made pursuant to this amendment is June 30, 2010.

Note 9. Agreements and Related Party Transactions

On May 1, 2007 the Company entered into an Investment Management Agreement with the Investment Manager (renewed for one year in 2009), under which the Investment Manager, subject to the oversight of our Board of Directors, manages our day-to-day investment-related operations and provides investment management services to us. For providing these services, the Investment Manager receives a base management fee from us at an annual rate of 2.0% of our net assets, which means the Company’s total assets less its total liabilities, as reflected on its statement of assets and liabilities, payable quarterly in arrears. The Investment Management Agreement also provides that the Investment Manager may be entitled to an incentive fee under certain circumstances. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the quarterly hurdle rate (1.75%); (2) 100% of our pre-incentive fee net investment income with respect to that portion of our pre-incentive fee net investment income, if any, that exceeds the quarterly hurdle rate but is less than or equal to 125% of

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the quarterly hurdle rate with respect to any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate with respect to any calendar quarter. This part is subject to a “catch-up” feature. The second part will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Management Agreement, as set out in that agreement) and will be calculated by subtracting the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the filing of our notice to elect to be treated as a business development company. The capital gains fee for any fiscal year will be equal to 20% of any such positive amount; provided, however, that any capital gains fee will be reduced by the aggregate amount of capital gains fees paid in all prior years. The compensation of all investment professionals and other employees of the Investment Manager, when and to the extent engaged in providing investment advisory and management services under the Investment Management Agreement, as well as the routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Manager and not by the Company. Under the terms of the Investment Manager Agreement, our Investment Manager’s liability is limited and we will indemnify our Investment Manager against certain liabilities.

For the nine months ended September 30, 2009 and 2008, total management fee expense was $8.6 million and $10.5 million, respectively. For the nine months ended September 30, 2009 and 2008, total incentive fee expense was $6.5 million and $0, respectively. Total management fee payable at September 30, 2009 and December 31, 2008 was $2.9 million and $3.5 million, respectively. Total incentive fee payable at September 30, 2009 and December 31, 2008 was $2.2 million and $0, respectively.

On May 1, 2007 the Company entered into a new administrative services agreement with Plainfield Asset Management LLC (renewed for one year in 2009). Pursuant to the terms of this agreement, PAM, in its capacity as administrator is subject to the overall supervision of our Board of Directors, acts as administrator of the Company, and will furnish, or arrange for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company as set out in the Administrative Services Agreement. In full consideration of the provision of the services of PAM, acting in its capacity as administrator, the Company reimburses PAM for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administrative Services Agreement, including, without limitation, the allocable portion of the cost, including rent and compensation, if any, of the Company’s Chief Compliance Officer, Chief Financial Officer, Controller and Treasurer, and General Counsel and their respective staffs.

Total administrative expenses paid to PAM and recognized during the three and nine months ended September 30, 2009 were $1.1 million and $3.7 million, respectively. Total administrative expenses paid to PAM and recognized during the three and nine months ended September 30, 2008 were $1.1 million and $3.2 million, respectively. Total administrative fees payable at September 30, 2009 and December 31, 2008 were $0 and less than $0.1 million, respectively.

Our securities are held by The Bank of New York under a global custody agreement dated May 1, 2007.

Note 10. Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2009 and 2008 and the year ended December 31, 2008.

	Nine months ended September 30		Year ended December 31, 2008
	2009	2008
Per share data (a)
Net asset value, beginning of period	$9.25	$14.32	$14.32
Net investment income	0.45	0.37	0.50
Net realized and change in unrealized gains (losses)	(0.97)	(2.10)	(5.18)
Net (decrease) in shareholders’ equity resulting from operations	(0.52)	(1.72)	(4.68)
Distributions to shareholders	—	(0.38)	(0.38)
Offering costs	—	(0.01)	(0.01)

Net asset value at end of period	$8.73	$12.20	$9.25

Ratios/Supplemental data:
Net assets at end of period	$574,191,864	$802,368,889	$608,082,463
Net asset value per share at end of period	$8.73	$12.20	$9.25
Shares outstanding at end of period	65,759,805	65,759,805	65,759,805
Average debt outstanding	$145,100,000	$189,411,000	$172,858,846
Ratio of net investment income to average net assets (a)	6.91%	3.73%	3.98%
Ratio of operating expense to average net assets (a)	6.51%	5.16%	4.96%
Ratio of operating expense, excluding interest expenses, to average net assets (a)	5.55%	3.74%	3.64%
Total return (b)	(5.57)%	(12.11)%	(33.39)%
Portfolio turnover	13.75%	16.43%	20.14%

(a)	Annualized for the nine months ended September 30, 2009 and 2008.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(b)	Total return is calculated assuming a theoretical purchase of the Company’s equity at the net asset value per share on the first day of the period and a sale at the net asset value per share on the last day of the period. Reinvestment of dividends is assumed. Total return based on the change in market value of the Company’s shares is not presented as the Company’s shares are not publicly traded.

Note 11. Debt

Revolving Credit Facility

The Company is a party to a Senior Secured Revolving Credit Agreement, which we refer to as the “Credit Facility,” with JPMorgan Chase Holdings Inc. and JPMorgan Chase Bank, N.A. (successors to Bear Stearns & Co. and Bear Stearns Corporate Lending, Inc), which we refer to collectively as “JPM,” and certain other lenders, whereby JPM and certain other lenders extend credit to the Company in an aggregate principal amount not to exceed $250 million outstanding at any one time. The Credit Facility is a three-year revolving loan and letter of credit facility that matures on March 22, 2010 and is collateralized by substantially all of the assets on the Company’s balance sheet, including cash and cash equivalents, subject to certain agreed-upon exceptions. Pricing was set at 137.5 basis points over LIBOR. As of September 30, 2009 and December 31, 2008, borrowings in an aggregate principal amount of approximately $118 million and $138 million, respectively, were outstanding under the Credit Facility.

In connection with the Credit Facility, the Company entered into the Guarantee and Security Agreement, which we refer to as the “Security Agreement.” Under the terms of the Security Agreement, the Company and certain of its subsidiaries pledged and granted a security interest on all of their respective assets to the lenders under the Credit Facility. In connection with the Security Agreement, the Company entered into an agreement relating to the custody of its assets, which agreements provide that the lenders under the Credit Facility can foreclose upon the pledged and secured assets of the Company upon the occurrence of an event of default under the Credit Facility. The Credit Facility contains affirmative and restrictive covenants. The most restrictive of these covenants are: (a) maintaining minimum shareholders’ equity of the greater of (i) 40% of the total assets of the Company as at the last day of any fiscal quarter and (ii) the sum of (A) $360 million plus (B) 25% of the net proceeds from the sale of equity interests in the Company after the closing date of the Credit Facility and (b) maintaining a minimum asset coverage ratio. We have not breached any of these covenants since the inception of the Credit Facility.

Notes Payable

On January 30, 2008, the Company entered into an unsecured note purchase agreement, which we refer to as the “Note Purchase Agreement,” pursuant to which an indirect wholly owned subsidiary of PSSMF has agreed to purchase notes issued by the Company, from time to time subject to certain conditions, in an aggregate principal amount not to exceed $100 million, which limit may, by mutual consent, be raised to $150 million without amending the Note Purchase Agreement. These amounts were subsequently reduced to $90 million and $140 million due to the fact that the Company issued and subsequently repaid $10 million in notes under the Note Purchase Agreement during 2008. The interest rate borne by the notes varies by series and equals LIBOR plus either 350 basis points or 375 basis points depending on the series, at the Company’s election. As of September 30, 2009 and December 31, 2008, we had no outstanding notes payable.

Note 12. Supplemental Disclosure of Cash Flow Information

The Company paid interest of $3,347,147 and $7,418,295 during the nine months ended September 30, 2009 and 2008, respectively.

During the nine months ended September 30, 2009, Oneida Entertainment Holdings Inc. transferred investments with a total market value of $27,155,329 to the Company. This resulted in a net non-cash increase to interest receivable of $1,037,267 and other liabilities of $306,294.

During the nine months ended September 30, 2008, the liquidation of Plainfield Direct West LLC, Plainfield Direct West II LLC, Plainfield Direct West III LLC, Plainfield Direct West IV LLC and Plainfield West IV LLC resulted in net non-cash increases in investments of $111,574, interest receivable of $312,090 and accounts payable and other liabilities of $1,030,883.

Note 13. Concentration of Risk

Nature of Investments

The Company’s investment activities expose it to various types of market risk, which are associated with the financial instruments and markets in which it invests.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As a BDC, the Company is limited in the types of investments it can hold in its portfolio. Accordingly, the Company invests in securities of many privately held and middle market companies that have no readily available market value. As a result, a large portion of the Company’s portfolio is valued in good faith at fair value. This gives rise to valuation risk due to the lack of market observable inputs.

Loans have exposure to certain types of risk, including interest rate risk, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a participation. Loans are subject to prepayment risk, which affects the maturity of such investments. The market for loans is relatively illiquid, and accordingly, secondary market purchases and sales thereof may be conducted in private transactions. Consequently, the liquidity of any loan investments will depend on the liquidity of these trading markets.

The value of collateral securing a loan investment may be equal to or less than the value of the loan that it secures. Accordingly, in the event of a default, the Company may incur a loss. In addition, up to 100% of the loan investments may not be secured by collateral. If a default occurs with respect to an unsecured loan, the Company’s remedies will be limited to those of general unsecured creditors and the market price of the loan will reflect such limited rights.

High-yield securities are generally rated below investment grade. Mezzanine investments are typically unrated but generally are of comparable credit quality to high-yield securities. High-yield securities and mezzanine investments may be unsecured and are typically accompanied by a greater degree of credit risk and sensitivity to market movements than investments in higher rated securities. Many issuers of high-yield and mezzanine debt are highly leveraged, and their relatively high level of debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations, thereby subjecting the Company to default risk.

The Company enters into swap agreements which involve market risk that may be in excess of the amount recognized in the accompanying financial statements due to future changes in the market values of the underlying financial instruments.

The global financial crisis may have an impact on our business and financial condition in ways that we currently cannot predict. The global recession has already resulted in higher defaults in the Company’s portfolio than we would have expected, and the longer the recession lasts, the more likely additional defaults will occur in the Company’s portfolio. Continued declines in the value of the portfolio could, among other things, eventually trigger defaults under agreements with our lenders or derivative counterparties, or cause our board of directors to request a stockholder vote on whether to undertake an orderly liquidation of the Company.

Interest Rate Risk

The Company’s investments may be subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk is greater for long-term securities than for short-term securities. As of September 30, 2009 and December 31, 2008, approximately 58% and 57% respectively, of the debt investments at fair value in the Company’s schedule of investments were at fixed rates while approximately 42% and 43%, respectively, were at variable rates.

The Company enters into interest rate swaps to hedge interest rate exposures. An interest rate swap is a contractual agreement entered into between two counterparties under which each agrees to make periodic payment to the other for an agreed period of time based upon a notional amount of principal. Under the most common form of interest rate swap, a series of payments calculated by applying a fixed rate of interest to a notional principal amount is exchanged for a stream of payments similarly calculated but using a floating rate of interest. This is a fixed-for-floating interest rate swap.

Derivatives

Credit default swaps involve greater risks than if the Company had invested in the reference obligations directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. A buyer also may lose its investment and recover nothing should a credit event not occur. Total Return Swap agreements contain market risk in excess of the amount reflected on the statement of assets and liabilities. The notional amounts of the swap agreements represent the aggregate amount of reference assets included in the reference asset portfolios, on which part of the Company’s income is based. Other market risks include the possibility that there may be an illiquid market for the swap agreements or that a change in the value of the swap agreements may not directly correlate with changes in the value of the underlying reference assets. Total return swaps subject the Company to two types of credit risk: (1) the risk that a counterparty will not be able to pass on the economic benefits of the underlying transaction; and (2) the risk that the underlying investment will not perform on the obligation

Counterparty

As of September 30, 2009 the Company held swaps with three counterparties. At September 30, 2009, the Company performed an analysis (based on credit ratings) of the risk of loss with respect to our net exposure to these counterparties and determined that the risk of loss was immaterial. No counterparty risk adjustment was recorded at September 30, 2009.

PLAINFIELD DIRECT INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Leverage

Gains realized with borrowed funds may cause the Company’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Company’s net asset value could also decrease faster than if there had been no borrowings. The Company’s primary source of leverage is its $250 million revolving Credit Facility. We have also issued notes pursuant to a Note Purchase Agreement, pursuant to which we may issue indebtedness in an aggregate principal amount of up to $90 million. The Company’s borrowings under the credit facility and its issuance of notes under the Note Purchase Agreement subject it to interest rate risk as the interest rate on the indebtedness incurred under each is variable (LIBOR based).